As filed with the Securities and Exchange Commission on April 29, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-00582
NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800
Date of fiscal year end: August 31
Date of reporting period: February 29, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.
(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds
Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Advisor Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class E Shares
Dividend Growth Fund
Emerging Markets Equity Fund
Equity Income Fund
Focus Fund
Genesis Fund
International Equity Fund
International Select Fund
International Small Cap Fund
Intrinsic Value Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Intrinsic Value Fund
Multi-Cap Opportunities Fund
Real Estate Fund
Small Cap Growth Fund
Sustainable Equity Fund
U.S. Equity Impact Fund

Semi-Annual Report
February 29, 2024
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Funds electronically, instead of by mail, paper copies of the Funds' new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Funds electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.

Contents
Board Consideration of the Management Agreements	227
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
Global equity markets advanced during the six-month period ended February 29, 2024 (the reporting period) on optimism that declining inflation rates improved the likelihood that the U.S. Federal Reserve Board might lower interest rates in 2024. Better-than-expected economic growth and stronger-than-expected corporate earnings also buoyed sentiment.
Over the reporting period, the S&P 500® Index advanced nearly 14%, led by "the Magnificent Seven1," large tech-related growth names that represented approximately 30% of the S&P’s market capitalization at the end of the reporting period. The MSCI EAFE® Index (Net) (which measures the performance of developed international markets excluding the U.S. and Canada) closed up 9%, and the MSCI Emerging Markets Index (Net), weighed by underperformance in China, ended the reporting period up nearly 5%.
The U.S. appears to have achieved an economic soft landing, enjoying higher growth than its developed markets peers, coupled with falling inflation. According to a January 2024 report by the International Monetary Fund (IMF), U.S. gross domestic product (GDP) grew 2.5% in 2023, the highest rate in the G7. U.S. inflation, as measured by the Consumer Price Index, has declined by nearly two-thirds, from its pandemic-era high of 9.1% in June 2022, to 3.2% for the twelve months ended February 2024.
A strong labor market, with rising wages and unemployment at an extremely low 3.7% in January, has been a benefit to consumer spending; and government spending, targeting infrastructure and incentivizing the rebuilding of U.S. manufacturing capacity, has been another benefit to the economy. Corporate earnings improved over the course of 2023, with fourth quarter earnings 4% better than fourth quarter 2022.
Fundamentally, there is every reason for us to believe 2024 will be a good year for the markets. Data suggests each of 2023’s positive trends should continue or accelerate. The IMF is forecasting U.S. GDP growth will outpace the G7 again this year. In fact, the IMF revised its 2024 global growth forecast upward on upgraded outlooks for both the U.S. and China, the world’s largest economies, and continuing reductions in inflation.
Balancing this positive backdrop is the persistence of real and headline risk—including wars, shipping disruptions, Presidential election rhetoric, and dangerous and irresponsible political brinksmanship. As you likely know, either a government shutdown or the failure to meet U.S. debt obligations, even temporarily, would have a devastating effect on the economy and markets.
In every environment, our portfolio management teams attempt to focus on company fundamentals first, seeking differentiated opportunities for the longer term. Operating within market-tested disciplines, they continuously research and monitor portfolio holdings and prospects; ready to act quickly when volatility creates what they believe is an opening to buy, sell, or strengthen the portfolio at a potentially advantageous price.
Thank you for choosing Neuberger Berman. We look forward to continuing our work together.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Equity Funds
1 The "Magnificent Seven" is a nickname for seven mega-cap technology-related growth stocks that performed significantly better than the rest of the stocks in the S&P 500® Index, and is comprised of Alphabet (Class A & C), Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Dividend Growth Fund Commentary (Unaudited)
Neuberger Berman Dividend Growth Fund Institutional Class generated a 9.55% total return for the six-month period ended February 29, 2024 (the reporting period), underperforming its benchmark, the S&P 500® Index (the Index), which posted a 13.93% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The objective of the Fund is to generate capital appreciation and income from companies with attractive dividend per share growth. This investment discipline seeks to identify companies with strong business models generating cash to both grow their business, while also providing rising dividend distributions to shareholders. We focus on companies that we believe have strong balance sheets, solid management teams, attractive free cash flow yields and clear capital allocation strategies.
During the reporting period, the U.S. stock market, as measured by the Index, continued its ascent despite ongoing challenges across regional banks and intensifying geopolitical tensions. Stock market returns were propelled by a narrow group of mega-cap stocks tied to artificial intelligence (AI), offering limited and, in several cases, no dividends. Inflation showed signs of easing in late 2023 and into early 2024, as the U.S. Federal Reserve Board's (Fed) preferred inflation gauge, the Core Personal Consumption Expenditures index1, which excludes food and energy costs, trended closer to the Fed's target. In reaction, the Fed held rates steady at a twenty-three-year high of 5.25% – 5.50%, while expressing that they would continue to be data-dependent.
The Fund’s top equity sector weights included approximately 27% Information Technology (IT), 14% Financials, and 13% Health Care at the end of the reporting period. Overall, the bulk of the Fund’s total returns were generated from stocks across IT, Financials and Communication Services—while exposure to Utilities, Real Estate, and Energy dampened results.
Among our IT holdings, QUALCOMM advanced by approximately 39%. This name is known by technology enthusiasts for designing and manufacturing digital communication products, focusing on wireless technology and semiconductor chipsets. Investors bid up QUALCOMM after solid results, bolstered by design wins and content gains, notably in Generative AI capabilities for smartphones and edge devices, such as laptops and extended reality (XR) headsets. Accelerating Free Cash Flow growth prompted the chipmaker to increase its quarterly dividend.
Elsewhere, the Energy sector experienced selling pressure amid price declines across oil and gas. Shares of Devon Energy slid by approximately 11% despite posting healthy earnings. Nonetheless, we remain constructive as the C-suite has articulated their commitment to balance sheet improvement while increasing shareholder returns through its formalized special dividend program, tied to accelerating free cash flow growth. Through this lens, Devon Energy increased its quarterly dividend by 10%. From a portfolio construction standpoint, we believe this holding represents a premier multi-basin player in oil and gas, anchored by acreage in the Delaware Basin (West Texas).
On a forward-looking basis, we remain focused on business fundamentals and portfolio construction. As always, we continue to favor what we believe are high-quality, cash-generative, dividend-paying stocks with managements focused on disciplined capital allocation. We believe this prudent approach can potentially provide attractive returns compounded over a full investment cycle.
We thank you for investing in our Fund.
Sincerely,
William D. Hunter and Shawn Trudeau
Portfolio Managers
1 Source: U.S. Bureau of Economic Analysis
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	9.0%
Consumer Discretionary	8.1
Consumer Staples	6.0
Energy	3.6
Financials	14.3
Health Care	13.0
Industrials	6.4
Information Technology	27.0
Materials	4.1
Real Estate	3.2
Utilities	1.4
Short-Term Investments	3.9
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/15/2015	9.55%	17.20%	12.37%	11.78%
Class A	12/15/2015	9.32%	16.81%	11.95%	11.38%
Class C	12/15/2015	8.89%	15.90%	11.11%	10.53%
Class R6	12/15/2015	9.58%	17.36%	12.47%	11.87%
With Sales Charge
Class A		3.05%	10.09%	10.63%	10.58%
Class C		7.89%	14.90%	11.11%	10.53%
Index
S&P 500® Index[1,2]		13.93%	30.45%	14.76%	13.97%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.02%, 1.45%, 2.15% and 1.25% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 6.34% for the six-month period ended February 29, 2024 (the reporting period), outpacing its benchmark, the MSCI Emerging Markets (EM) Index (Net) (the Index), which reported a total return of 4.93% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Global equity markets advanced this reporting period as investors became more optimistic that the U.S. Federal Reserve Board would stop raising interest rates, and potentially cut rates in 2024. EM equities lagged developed markets largely due to underperformance by China, a large Index component.
As this reporting period ended, however, optimism returned to the Chinese market, with economic activity picking up and government policy announcements continuing to be incrementally supportive. This led EM equities to outperform in February, with China the largest contributor to EM monthly returns. For the full reporting period, however, smaller markets such as Egypt, Poland and Colombia advanced most, and Czech Republic, Thailand and China posted the largest losses.
Six Index sectors advanced this reporting period, with Utilities, Energy and Information Technology (IT) in the lead with narrow themes driving the former two sectors. IT was driven largely by the semiconductor sub-sector, where makers of advanced chips used in artificial intelligence (AI) applications were the focus. China-linked sectors Communication Services, Real Estate, and Materials declined most.
Stock selection generated most of the Fund’s outperformance relative to the Index this reporting period, with sector allocation also beneficial. Holdings in IT, Industrials and Materials added most to relative performance, followed by our overweight to IT and underweight to Materials versus the Index. By country, holdings in India, our U.S.-based names that generate significant revenue from EM countries, and IT-linked Taiwan holdings outperformed most.
Taiwan Semiconductor Manufacturing Co. and U.S.-based NVIDIA, whose majority of revenue is sourced from EM Asia, were our top contributors this reporting period. Both are chipmakers in the sweet spot of investor sentiment. The former holds a dominant position as the primary manufacturer of semiconductors that investors see benefiting from growth areas including AI, and the latter is the clear leader in that space.
Stock selection in Energy, Communication Services and Utilities (along with an underweight to the Utilities sector versus the Index) detracted from relative performance. By country, detractors included Saudi Arabia, and positions in non-Index Hong Kong and Canada.
Chinese heavyweights Alibaba and Tencent detracted the most as the Chinese internet space was sold by investors worried about local consumer sentiment, along with company-specific short-term headwinds.
Looking forward from a macro perspective, with the U.S. Presidential and many EM elections (including India and Mexico) scheduled for 2024, we believe headlines could continue to determine the near-term direction of EM returns. However, the team believes the tailwinds of lower inflation and interest rates, and should it continue, the bounce back in the IT semiconductor cycle, could drive the asset class higher in 2024.
After recent weakness, we welcomed China’s February rebound. However, China remains the Fund’s largest underweight versus the Index, in favor of India, where our overweight is spread across a diverse set of names and opportunities. We continue to underweight cyclical areas, such as Consumer Discretionary and Materials, in favor of Industrials and IT, two key overweights.
We believe our current positioning and hands-on approach will help the Fund capture growth in select segments while managing risk, as the team maintains its view that the global economy could present an uneven backdrop in the near term, rather than a worldwide cyclical uplift.
Sincerely,

Emerging Markets Equity Fund Commentary (Unaudited)
Conrad Saldanha
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	6.34%	7.09%	-0.24%	2.02%	5.39%
Class A	10/08/2008	6.25%	6.87%	-0.50%	1.76%	5.13%
Class C	10/08/2008	5.89%	6.08%	-1.24%	1.00%	4.34%
Class R3[3]	06/21/2010	6.02%	6.45%	-0.90%	1.34%	4.77%
Class R6[4]	03/15/2013	6.40%	7.22%	-0.13%	2.11%	5.46%
With Sales Charge
Class A		0.12%	0.73%	-1.67%	1.16%	4.72%
Class C		4.89%	5.08%	-1.24%	1.00%	4.34%
Index
MSCI Emerging Markets Index (Net)[1,2]		4.93%	8.73%	1.89%	3.01%	5.37%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.34%, 1.70%, 2.44%, 2.08% and 1.22% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.27%, 1.52%, 2.27%, 1.93% and 1.17% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary (Unaudited)
Neuberger Berman Equity Income Fund Institutional Class generated a 5.29% total return for the six-month period ended February 29, 2024 (the reporting period), underperforming its benchmark, the Russell 1000® Value Index (the Index), which posted a 9.27% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
This Fund is an objective-based strategy, targeting a total return profile between stocks and bonds compounded over a full investment cycle with limited volatility relative to the Index. Overall, the Fund is diversified among dividend-paying stocks selected through extensive analysis of cash flow prospects, that we believe have the ability to sustain and grow dividends.
During the reporting period, the U.S. stock market, as measured by the S&P 500® Index, continued its ascent despite ongoing challenges across regional banks and intensifying geopolitical tensions. Stock market returns were propelled by a narrow group of mega-cap stocks tied to artificial intelligence (AI), offering limited and, in several cases, no dividends. Inflation showed signs of easing in late 2023 and into early 2024, as the U.S. Federal Reserve Board's (Fed) preferred inflation gauge, the Core Personal Consumption Expenditures index1, which excludes food and energy costs, trended closer to the Fed's target. In reaction, the Fed held rates steady at a twenty-three-year high of 5.25% – 5.50%, while expressing that they would continue to be data-dependent.
The Fund's top equity sector holdings included approximately 18% Industrials, 16% Financials, and 13% Health Care at the end of the reporting period. The bulk of the Fund's total returns were generated from stocks across Financials, Industrials, and Real Estate, while exposure to Consumer Staples, Energy, and Utilities dampened results.
Stock selection across the Fund's diversified Financials generated the lion's share of relative returns, supported by Insurance, Capital Market, and Banking names. Wells Fargo was our top performer, advancing by approximately 37%, driven in part by the bank's successful navigation through a critical regulatory challenge. This came on the heels of quarterly results, whereby management outlined ambitious plans aimed at transforming Wells Fargo into a more dynamic, profitable business in the coming years.
While overall Materials exposure was accretive to results, Canada's Nutrien Ltd. was an outlier, declining approximately 20% during the reporting period. This business represents one of the world's largest providers of crop inputs, playing a critical role in the agricultural supply chain through its production and distribution of potash, phosphate, and nitrogen products. After revisiting our assumptions, this holding was sold during the reporting period with the proceeds allocated elsewhere.
The Fund’s use of written options contributed positively to performance during the reporting period.
Our analysis suggests stocks with dividend yields greater than 2.5% are priced close to their greatest discount relative to the broader equity market since the "Tech Boom" of the late 1990s. We believe investors can benefit from purchasing high-quality dividend-paying companies, which we believe are now at reasonable, even cheap, valuations. Given today's setup, we believe our unique approach to equity income provides an inflationary hedge, while offering attractive current income and capital appreciation potential for risk-averse investors, making this, in our view, an ideal investment solution.
We thank you for investing in our Fund.
Sincerely,
Richard Levine and Sandy Pomeroy
Portfolio Managers
1 Source: U.S. Bureau of Economic Analysis
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX
Class E	NBHEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.9%
Consumer Discretionary	5.2
Consumer Staples	5.5
Energy	8.7
Financials	15.7
Health Care	12.8
Industrials	18.2
Information Technology	8.4
Materials	7.7
Real Estate	8.1
Utilities	7.8
Short-Term Investments	0.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	06/09/2008	5.29%	7.59%	7.08%	7.21%	7.41%
Class A5	06/09/2008	5.04%	7.15%	6.68%	6.81%	7.04%
Class C5	06/09/2008	4.74%	6.35%	5.88%	6.02%	6.33%
Class R3[5]	06/21/2010	4.98%	6.87%	6.38%	6.51%	6.85%
Class E5	01/11/2022	5.57%	8.25%	7.37%	7.35%	7.50%
With Sales Charge
Class A5		-1.01%	1.00%	5.42%	6.18%	6.68%
Class C5		3.74%	5.35%	5.88%	6.02%	6.33%
Index
Russell 1000® Value Index[1,2]		9.27%	14.01%	9.38%	8.74%	7.19%
*The performance data for the life of Fund for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund’s Institutional Class from June 9, 2008 through June 21, 2010. The performance data for Class E also includes the performance of the Fund's Institutional Class from June 9, 2008 through January 11, 2022. See endnote 5 for information about the effects of the different fees paid by each class.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.72%, 1.08%, 1.83%, 1.37% and 0.57% for Institutional Class, Class A, Class C, Class R3 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2023 was 0.06% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary (Unaudited)
Neuberger Berman Focus Fund Investor Class generated a 15.71% total return for the six-month period ended February 29, 2024 (the reporting period), outperforming the 11.66% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
As measured by the Index, the global equity market generated strong results during the reporting period. Investor sentiment was boosted by better-than-expected U.S. economic growth, positive corporate earnings results, and benign inflation data. The U.S. Federal Reserve Board’s dovish shift toward interest rates also helped stock performance. These factors offset concerns about a global recession, China’s economic slowdown, higher rates, and geopolitical issues.
The Fund's performance during the reporting period versus the Index was primarily influenced by stock selection, with a minor boost coming from an overweight position in the Information Technology sector and an underweight stance in the Energy sector.
Looking at stock selection, positions in the Industrials (led by Ground Transportation), Financials (led by Insurance), and Materials (led by Construction Materials) sectors were the largest contributors to relative performance. In terms of individual stocks, the interactive media company Meta Platforms, Inc. and the semiconductor company NVIDIA Corp. were among the most additive to total returns. Conversely, holdings in the Utilities (driven by Electric Utilities), Consumer Staples (driven by Beverages), and Energy (driven by Oil, Gas & Consumable Fuels) sectors were the largest detractors from performance. Individual stocks that negatively impacted total returns included automobile company Mercedes-Benz Group AG, electrical utility company NextEra Energy, Inc., and semiconductor company ON Semiconductor Corp. During the reporting period, some of the names eliminated were HCA Healthcare Inc., Mercedes-Benz Group AG, ON Semiconductor Corp., and Bank of America Corp.
Looking ahead, we are encouraged by the resiliency of the U.S. economy in particular, despite several headwinds. We continue to seek to invest in companies around the world that we believe are effectively battling through uncertainty to gain market share and drive shareholder value at whatever speed the global economy is growing.
Sincerely,
Timothy Creedon and Hari Ramanan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	11.3%
Consumer Discretionary	12.0
Consumer Staples	6.2
Energy	2.6
Financials	10.2
Health Care	8.1
Industrials	10.3
Information Technology	27.9
Materials	3.5
Utilities	1.5
Short-Term Investments	6.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[6]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	15.71%	25.63%	9.14%	8.32%	10.27%
Trust Class[7]	08/30/1993	15.62%	25.37%	8.92%	8.11%	10.24%
Advisor Class[8]	09/03/1996	15.40%	25.09%	8.69%	7.92%	10.16%
Institutional Class[9]	06/21/2010	15.81%	25.76%	9.30%	8.49%	10.31%
Class A10	06/21/2010	15.60%	25.36%	8.90%	8.10%	10.23%
Class C10	06/21/2010	15.17%	24.42%	8.10%	7.29%	10.07%
With Sales Charge
Class A10		8.93%	18.18%	7.62%	7.46%	10.14%
Class C10		14.17%	23.42%	8.10%	7.29%	10.07%
Index
MSCI All Country World Index (Net)[1,2]		11.66%	23.15%	10.51%	8.37%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.92%, 1.12%, 1.35%, 0.77%, 1.15%, and 1.96% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.76%, 1.12% and 1.87% for Institutional Class, Class A and Class C shares, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary (Unaudited)
Neuberger Berman Genesis Fund Investor Class generated a 5.13% total return for the six-month period ended February 29, 2024 (the reporting period), versus the 8.97% total return of its benchmark, the Russell 2000® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market generated a strong return during the reporting period. The market rallied as corporate earnings generally improved and often surpassed expectations, inflation moderated, and the U.S. Federal Reserve Board (Fed) signaled its tightening campaign had likely peaked—with the potential for rate cuts in 2024. In addition, investor sentiment was supported by signs that the economy remained quite resilient. These positives outweighed indications that the Fed may take a measured approach in terms of the timing for rate cuts and several geopolitical issues.
The Fund underperformed the Index during the reporting period due to stock selection, whereas strong sector allocation contributed to relative returns. In terms of stock selection, Information Technology was the largest detractor. This was partially driven by not owning shares of a company whose shares rose sharply. It benefited from a combination of increased demand and investor excitement around artificial intelligence companies more broadly. A Semiconductor position, a previous strong performer for the Fund, saw its share price decline after lowering its guidance. In contrast, a number of our Software holdings were additive for returns. The software businesses that we own can be characterized as having highly visible free cash flow streams, margin expansion opportunities and sell mission-critical solutions to customers with high customer retention and opportunities to up-sell additional solutions.
Within the Health Care sector, the Fund’s lack of exposure to the outperforming Biotechnology industry was the largest drag on relative performance. Small-cap biotechnology companies generally do not meet our investment criteria, as they tend to be speculative, unprofitable, and require capital markets funding to operate. Within the Consumer Discretionary sector, several holdings negatively impacted our results, driven by company-specific factors.
Meanwhile, a lack of exposure to Utilities, the weakest performing sector in the Index during the reporting period, contributed positively to relative results. Our holdings in the Materials sectors, led by our Containers & Packaging and Chemicals holdings, were also beneficial.
Over the past two years, the Fed has been squarely focused on restoring price stability with the goal of suppressing demand to bring inflation under control. Recent Fed commentary suggests the tightening cycle has peaked, while also indicating that rates will remain elevated. Overall economic activity remains relatively stable, with some indicators suggesting an economic cooling. Considering this backdrop, equity markets have remained highly sensitive to Fed commentary, inflation-related data points and economic indicators. Taking a step back, we believe markets have potentially entered a new phase. Specifically, the cost of capital has risen materially, financing has become more difficult, and risk aversion has returned. That said, recent optimism around the potential for rate cuts has caused an easing in financial conditions and driven more risk taking. The risk of recession both in the U.S. and globally remains a possibility, but by no means is a certainty. With the macro trajectory clouded, we are striving to maintain balance in the Fund. We continue to believe that our high-quality portfolio of businesses with attractive financial characteristics, differentiated and durable business models, and sustainable earnings growth is well positioned to weather these uncertain times and deliver above-average risk-adjusted returns.
Sincerely,
Robert W. D'Alelio, Brett S. Reiner and Gregory G. Spiegel
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX
Class E	NRGEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.3%
Consumer Discretionary	9.9
Consumer Staples	2.6
Energy	5.7
Financials	11.6
Health Care	10.8
Industrials	28.4
Information Technology	20.8
Materials	4.6
Real Estate	1.9
Short-Term Investments	1.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	09/27/1988	5.13%	9.32%	9.56%	8.96%	11.77%
Trust Class[7]	08/26/1993	5.07%	9.20%	9.45%	8.86%	11.73%
Advisor Class[8]	04/02/1997	4.94%	8.95%	9.18%	8.58%	11.50%
Institutional Class[9]	07/01/1999	5.20%	9.50%	9.73%	9.14%	11.92%
Class R6[11]	03/15/2013	5.25%	9.61%	9.84%	9.23%	11.85%
Class E12	01/11/2022	5.63%	10.38%	10.01%	9.19%	11.83%
Index
Russell 2000® Index[1,2]		8.97%	10.05%	6.89%	7.13%	9.27%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.00%, 1.09%, 1.34%, 0.84%, 0.74% and 0.69% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class R6 and Class E shares, respectively, (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2023 was 0.03% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.

International Equity Fund Commentary (Unaudited)
Neuberger Berman International Equity Fund Institutional Class generated a total return of 6.40% for the six-month period ended February 29, 2024 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 9.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Overcoming geopolitical and economic concerns, markets closed this reporting period in a positive mood, as slowing inflation drove expectations that interest rates would begin declining during 2024. Data releases broadly supported the view that central banks reached the peak of their tightening cycles. This optimism supported both equity and fixed income markets.
Returns of the Index, which measures developed international equities, ended this reporting period up, landing between the more robust returns of the U.S. S&P 500® Index, and the lagging MSCI Emerging Markets Index (Net). Growth stocks and cyclical sectors outperformed value stocks and defensive sectors as investor confidence increased.
Within the Index, the Information Technology (IT) sector performed best. The semiconductor industry group, driven by demand expectations for high-powered chips for artificial intelligence (AI) was a key factor, along with more general optimism around AI’s potential. The Industrials and Financials sectors also outperformed, while more defensive areas like Consumer Staples and Utilities (and Energy, on falling commodity prices) declined. By country, IT-heavy Netherlands, and Sweden and Israel outperformed, while Portugal, Hong Kong, and oil-driven Norway declined.
Although the Fund lagged the Index overall during the reporting period, sector allocation was advantageous, primarily given our overweights to IT and Industrials versus the Index. Stock selection within IT also added value. Holdings based in Japan and our overweight to the Netherlands were among the most significant positives from a country perspective.
Top individual contributors included ASML and Ebara. ASML, a Netherlands-based lithography equipment maker, recovered well after a selloff in the third quarter, which helped remove some of the uncertainty overhanging the stock. Both ASML and Ebara, a Japanese maker of industrial machinery, were beneficiaries of the AI-related optimism in the semiconductor industry.
Stock selection detracted overall, most notably within Financials and Consumer Discretionary. By country, holdings based in Switzerland and Germany detracted most.
Individual detractors included Julius Baer and Nestle. Julius Baer, a Swiss wealth manager, declined as a pick-up in bad loan provisions, plus underwhelming inflows and client activity, weighed on the stock. Nestle, the Swiss multinational food and beverages name, was weak following underwhelming results as higher prices began to negatively impact volumes.
Looking ahead, we believe that many companies that have been overshadowed by the few U.S. mega-cap technology companies driving the S&P 500, appear to be positioned to benefit from future trends such as increased capital expenditure, energy transition to a lower carbon future, and reshoring to localize supply chains.
Overall, in our view, the Fund is well diversified, and with ongoing economic uncertainty as a backdrop, focused on what we believe to be quality businesses with resilient earnings streams.
Despite our disappointment with recent relative performance giving up much of the excess returns generated during the pandemic, we are optimistic about the medium- to longer-term prospects for the companies held in the Fund’s portfolio.

International Equity Fund Commentary (Unaudited)
As longer-term investors, we intend to remain patient through shorter-term swings in rates, sentiment, and style rotation, be they a headwind or tailwind. We believe the Fund is well-positioned for the longer-term risks and opportunities we foresee ahead.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX
Class E	NIQEX

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[14]	01/28/2013	6.34%	10.63%	5.86%	4.39%	5.01%
Trust Class[14]	01/28/2013	6.31%	10.60%	5.80%	4.33%	4.97%
Institutional Class	06/17/2005	6.40%	10.87%	6.09%	4.59%	5.13%
Class A14	01/28/2013	6.29%	10.46%	5.72%	4.21%	4.91%
Class C14	01/28/2013	5.86%	9.63%	4.94%	3.43%	4.44%
Class R6[4]	09/03/2013	6.44%	10.90%	6.21%	4.68%	5.19%
Class E15	01/11/2022	6.90%	11.83%	6.47%	4.77%	5.23%
With Sales Charge
Class A14		0.19%	4.15%	4.47%	3.59%	4.57%
Class C14		4.86%	8.63%	4.94%	3.43%	4.44%
Index
MSCI EAFE® Index (Net)[1,2]		9.23%	14.41%	6.77%	4.39%	5.16%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.22%, 1.28%, 1.03%, 1.41%, 2.15%, 0.93% and 0.88% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.87%, 1.23%, 1.98%, 0.77% and 0.07% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary (Unaudited)
Neuberger Berman International Select Fund Trust Class generated a total return of 6.41% for the six-month period ended February 29, 2024 (the reporting period), trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a 9.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Overcoming geopolitical and economic concerns, markets closed this reporting period in a positive mood, as slowing inflation drove expectations that interest rates would begin declining during 2024. Data releases broadly supported the view that central banks reached the peak of their tightening cycles. This optimism supported both equity and fixed income markets.
Returns of the Index, which measures developed international equities, ended this reporting period up, landing between the more robust returns of the U.S. S&P 500® Index, and the lagging MSCI Emerging Markets Index (Net). Growth stocks and cyclical sectors outperformed value stocks and defensive sectors as investor confidence increased.
Within the Index, the Information Technology (IT) sector performed best. The semiconductor industry group, driven by demand expectations for high-powered chips for artificial intelligence (AI) was a key factor, along with more general optimism around AI’s potential. The Industrials and Financials sectors also outperformed, while more defensive areas like Consumer Staples and Utilities (and Energy, on falling commodity prices) declined. By country, IT-heavy Netherlands, and Sweden and Israel outperformed, while Portugal, Hong Kong, and oil-driven Norway declined.
Although the Fund lagged the Index overall during the reporting period, sector allocation was advantageous, primarily given our overweights to IT and Industrials versus the Index. Stock selection within IT also added value. Holdings based in Japan and our overweight to the Netherlands were among the most significant positives from a country perspective.
Top individual contributors included ASML and Ebara. ASML, a Netherlands-based lithography equipment maker, recovered well after a selloff in the third quarter, which helped remove some of the uncertainty overhanging the stock. Both ASML and Ebara, a Japanese maker of industrial machinery, were beneficiaries of the AI-related optimism in the semiconductor industry.
Stock selection detracted overall, most notably within Financials and Consumer Discretionary. By country, holdings based in Switzerland and Germany detracted most.
Individual detractors included Julius Baer and Nestle. Julius Baer, a Swiss wealth manager, declined as a pick-up in bad loan provisions, plus underwhelming inflows and client activity, weighed on the stock. Nestle, the Swiss multinational food and beverages name, was weak following underwhelming results as higher prices began to negatively impact volumes.
Looking ahead, we believe that many companies that have been overshadowed by the few U.S. mega-cap technology companies driving the S&P 500, appear to be positioned to benefit from future trends such as increased capital expenditure, energy transition to a lower carbon future, and reshoring to localize supply chains.
Overall, in our view, the Fund is well diversified, and with ongoing economic uncertainty as a backdrop, focused on what we believe to be quality businesses with resilient earnings streams.
Despite our disappointment with recent relative performance, giving up much of the excess returns generated during the pandemic, we are optimistic about the medium- to longer-term prospects for the companies held in the Fund’s portfolio.

International Select Fund Commentary (Unaudited)
As longer-term investors, we intend to remain patient through shorter-term swings in rates, sentiment, and style rotation, be they a headwind or tailwind. We believe the Fund is well-positioned for the longer-term risks and opportunities we foresee ahead.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	6.41%	10.80%	6.16%	4.32%	3.96%
Institutional Class[16]	10/06/2006	6.64%	11.23%	6.53%	4.68%	4.32%
Class A17	12/20/2007	6.41%	10.75%	6.14%	4.30%	3.95%
Class C17	12/20/2007	6.00%	9.99%	5.34%	3.52%	3.24%
Class R3[17]	05/27/2009	6.23%	10.52%	5.88%	4.04%	3.72%
Class R6[18]	04/17/2017	6.66%	11.34%	6.63%	4.63%	4.14%
With Sales Charge
Class A17		0.31%	4.41%	4.90%	3.69%	3.60%
Class C17		5.00%	8.99%	5.34%	3.52%	3.24%
Index
MSCI EAFE® Index (Net)[1,2]		9.23%	14.41%	6.77%	4.39%	4.02%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.47%, 0.98%, 1.36%, 2.16%, 1.64% and 0.96% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.16%, 0.81%, 1.17%, 1.92%, 1.42% and 0.71% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary (Unaudited)
Neuberger Berman International Small Cap Fund Institutional Class reported a total return of 5.89% for the six-month period ended February 29, 2024 (the reporting period), exceeding the 4.87% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Global equity markets closed this reporting period up on optimism that slowing inflation would pave the way for interest rate cuts during 2024, reducing a significant headwind facing corporations and consumers. Data releases supported the consensus view that central banks had likely reached the peak of their tightening cycles. This generally bolstered sentiment in both equity and fixed income markets globally even as investors weighed geopolitical and macroeconomic concerns, from wars to continued weak manufacturing data in Europe.
Though it surpassed the larger-cap MSCI EAFE® Index (Net) in the fourth quarter of calendar year 2023 the Index trailed for the full reporting period as investors favored thematic larger-cap stocks toward the end of the period.
Within the Index, Financials, Information Technology (IT) and Industrials outperformed. Banks jumped on hopes for lower interest rates, and in the case of IT, the semiconductor industry group powered returns on excitement around potential demand growth for high-powered chips for artificial intelligence applications. By market, Sweden, Denmark and Italy closed up by double digits.
Weaker Index sectors included defensive Utilities and the office segment of Real Estate, both of which declined, and Materials. By country, Hong Kong (on sentiment related to China), New Zealand and Singapore declined.
Stock selection was the key to the Fund’s outperformance relative to the Index this reporting period, with sector allocation a secondary positive. Strong stock selection and an overweight to IT versus the Index was the primary contributor, with stock selection in Real Estate and Communication Services also advantageous. Holdings based in Japan, Switzerland and Australia added the most value by country.
Top contributors included Kokusai Electric, a Japanese semiconductor name, which saw orders recover more than expected; and Biotage, a Swedish manufacturer of life science/chemistry research equipment, which saw one division post triple-digit percentage growth in 2023.
Stock selection and an underweight to the top performing sector in the Index, Financials, and stock selection in Energy detracted from relative results. Stock selection in Italy and Denmark, and our non-Index allocation to Canada detracted most during the reporting period.
Nakanishi, a Japanese dental tools manufacturer, was the largest individual detractor, correcting on a demand slowdown following a strong replacement cycle when many offices upgraded equipment. We remain confident in the company’s prospects. Ero Copper, the Canadian miner, declined after posting mixed results. We sold it during the reporting period after a review.
Despite the investor optimism that colored this reporting period, we anticipate we may see continued market volatility in 2024 given ongoing geopolitical risks and uncertainty about the strength of the global economy.
During 2023, we reassessed holdings within the Fund’s portfolio with a focus on companies with business model resiliency plus strong pricing power and cash flows, that operate in niches whose drivers are less linked to the global economy. During the reporting period, we began to further concentrate our highest conviction holdings in the areas we believe are most attractive for the medium to long term.
With global economic growth positive but the macro environment still uncertain, we are also favoring what we believe to be quality companies that seem to us to have sound balance sheets trading at attractive valuations. We believe this dual approach will help us capture upside for the longer term while softening any near-term volatility.
Sincerely,

International Small Cap Fund Commentary (Unaudited)
David Bunan
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS[19]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/08/2016	5.89%	5.38%	6.67%	7.30%
Class A	12/08/2016	5.71%	5.03%	6.30%	6.93%
Class C	12/08/2016	5.31%	4.26%	5.51%	6.12%
Class R6	12/08/2016	5.98%	5.48%	6.77%	7.40%
With Sales Charge
Class A		-0.34%	-1.02%	5.05%	6.05%
Class C		4.31%	3.26%	5.51%	6.12%
Index
MSCI EAFE® Small Cap Index (Net)[1,2]		4.87%	6.26%	4.21%	5.78%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 10.78%, 11.23%, 12.00% and 10.74% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.07%, 1.43%, 2.18% and 0.97% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Intrinsic Value Fund Institutional Class generated a 5.47% total return for the six-month period ended February 29, 2024 (the reporting period), trailing its benchmark, the Russell 2000® Value Index (the Index), which generated a 7.70% total return for the same period.  (Performance for all share classes is provided in the table immediately following this letter.)
In 2023, the factors and sectors that performed poorly throughout most of the year reversed dramatically during the last three months and our historic sector biases (overweight Information Technology (IT), underweight Financials) hurt the Fund’s relative performance versus the Index. In the first two months of 2024, we saw these trends reverse again and the Fund gained back some relative ground.
Reflecting on how we navigated the various cross currents, we made several observations.
First, while the overweight in IT detracted from relative returns, the performance of individual IT stocks generally exceeded our expectations. Five of our ten best performers were IT companies.
Second, we didn’t handle the regional banking crisis effectively. We failed to increase positions in bank stocks at the bottom and then lightened up before the fourth quarter rally in 2023. Redeployment of the regional bank proceeds into utilities mitigated some of the negative impact but not enough.
Third, our recent active engagements and capital injection strategies have yet to produce results, but we remain committed. There are different agenda items with each company engagement, however all focus on addressing investor concerns and suggesting solutions to create shareholder value.
During the reporting period, we accelerated the introduction of new ideas into the portfolio and actively rebalanced the existing holdings. In total we added seven new ideas and eliminated six names. We initiated a bucket of five stocks in the Utilities sector. As a group, the gas and electric utilities we have focused on have an average dividend yield of 4.4% and prospects for increases over time. If the economy weakens and the 10-year U.S. Treasury trades back under four percent, we anticipate strong performance from this counter cyclical play. We also initiated positions in two technology companies: an automotive technology solutions innovator and another company that develops and manufactures wide-bandgap semiconductors. Funding for the new names came from the sale of two companies that were being acquired and four which either approached our intrinsic value1 estimates or where our investment thesis changed. We rebalanced another 13% of the portfolio (seven percent added to existing names and six percent in trims). At the end of the reporting period, the portfolio’s discount to intrinsic value was 29.3%, basically in line with its 26-year average.
It’s difficult to predict what’s in store for the remainder of 2024. A key takeaway from 2023, in our opinion, is that effective market timing is challenging.  Our recommendation is to invest according to your risk tolerance, make your allocations, and stay the course. We believe the risks ahead in 2024 are clear: dysfunctional domestic politics, fiscal imbalances at the federal level, ongoing conflicts in Eastern Europe and the Middle East with little resolution in sight, and a contentious presidential election. When the challenges that lay ahead seem daunting, we stop and look back at the past. In our view, we have successfully navigated through numerous market cycles which should bolster our confidence.
For your commitment of your valuable capital, we are most grateful.
Sincerely,
Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers
1 Intrinsic value reflects the portfolio management team’s analysis and estimates of a company’s value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX
Class R6	NRINX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	5.6%
Consumer Discretionary	7.5
Consumer Staples	1.6
Convertible Bonds	1.1
Energy	6.4
Financials	3.4
Health Care	11.4
Industrials	17.6
Information Technology	30.6
Materials	6.5
Real Estate	0.6
Utilities	7.7
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	05/10/2010	5.47%	5.47%	8.34%	8.14%	10.72%
Class A20	05/10/2010	5.32%	5.10%	7.94%	7.75%	10.51%
Class C20	05/10/2010	4.95%	4.32%	7.13%	6.95%	10.08%
Class R6[4,20]	01/18/2019	5.54%	5.65%	8.46%	8.21%	10.74%
With Sales Charge
Class A20		-0.73%	-0.92%	6.66%	7.11%	10.26%
Class C20		3.95%	3.32%	7.13%	6.95%	10.08%
Index
Russell 2000® Value Index[1,2]		7.70%	5.61%	6.62%	6.55%	8.25%
Russell 2000® Index[1,2]		8.97%	10.05%	6.89%	7.13%	7.78%
*Performance data for the life of Fund for each Class prior to May 10, 2010 is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 20 for more information.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.95%, 1.35%, 2.10% and 0.85% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios for each of Class A and Class C includes each class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Large Cap Growth Fund Investor Class posted a 16.57% total return for the six-month period ended February 29, 2024 (the reporting period), trailing the 18.20% total return of its benchmark, the Russell 1000® Growth Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market generated a strong return during the reporting period. The market rallied as corporate earnings generally improved and often surpassed expectations, inflation moderated, and the U.S. Federal Reserve Board (Fed) appeared to end its rate hike campaign with expectations for rate cuts in 2024. In addition, investor sentiment was supported by signs that the economy may experience a "soft landing." These positives outweighed indications that the Fed may take a measured approach in terms of the timing for rate cuts and several geopolitical issues. All told, the S&P 500® Index gained 13.93% during the reporting period. In contrast, the Index returned 18.20% over the same period.
Sector allocation drove the Fund’s relative underperformance, whereas stock selection was a modest contributor to returns over the reporting period. Looking at sector allocation, an underweight to Information Technology (IT) versus the Index was a headwind for results. In addition, the Fund’s out-of-benchmark positions in several privately held companies detracted from performance. Conversely, underweights to Consumer Discretionary and Energy were the most beneficial for relative performance.
In terms of stock selection, holdings in the IT and Industrials sectors were the most beneficial for returns. In terms of individual stocks, software company Microsoft Corp., Facebook parent company Meta Platforms, Inc. and online retailer Amazon.com, Inc. were the most additive for performance. On the downside, stock selection in the Utilities and Health Care sectors negatively impacted results. Individual stocks that detracted from returns included interactive media & services company Match Group, Inc., renewable energy firm NextEra Energy, Inc., and specialty retailer Chewy, Inc.
Looking ahead, while the economy appears to be decelerating, it has been more resilient than many anticipated. Furthermore, despite calls for a deep cut to earnings, the profits of the S&P 500 companies for the full year of 2023 proved to be better than anticipated. Moreover, the focus has shifted to 2024, where full-year growth in profits is currently estimated to be approximately 10%. At the same time, progress has been made by the Fed in the fight against inflation, with core prices stabilizing and inflation moving closer to the Fed’s 2% target, all while economic growth remains strong. Meanwhile, the Fed has remained steadfast in its commitment to fighting inflation. While central bank officials have indicated rates are likely at a peak, uncertainty remains on how long they will remain at these elevated levels. Until we have more clarity on the path of the economy versus inflation and how that translates into actual rate cuts versus expectations, we anticipate continued market volatility. As always, we continue our efforts to best understand company and portfolio-specific factors, as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks. We believe as market dynamics change, this can cause company market values to dislocate from their long-term inherent values, potentially creating a volatile environment with attractive opportunities.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX
Class R6	NGRDX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	13.0%
Consumer Discretionary	18.3
Consumer Staples	4.8
Financials	9.7
Health Care	7.3
Industrials	4.8
Information Technology	38.4
Materials	0.9
Utilities	1.4
Short-Term Investments	1.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	16.57%	40.04%	18.72%	13.31%	11.51%
Trust Class[7]	08/03/1993	16.44%	39.77%	18.49%	13.10%	11.44%
Advisor Class[8]	09/03/1996	16.16%	39.47%	18.13%	12.77%	11.29%
Institutional Class[9]	05/27/2009	16.65%	40.25%	18.90%	13.50%	11.55%
Class A10	05/27/2009	16.44%	39.76%	18.46%	13.08%	11.46%
Class C10	05/27/2009	16.05%	38.70%	17.58%	12.24%	11.30%
Class R3[21]	05/27/2009	16.30%	39.30%	18.12%	12.75%	11.40%
Class R6[11]	03/29/2019	16.75%	40.40%	18.96%	13.43%	11.52%
With Sales Charge
Class A10		9.73%	31.73%	17.07%	12.41%	11.38%
Class C10		15.05%	37.70%	17.58%	12.24%	11.30%
Index
Russell 1000® Growth Index[1,2]		18.20%	45.93%	18.77%	15.66%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.83%, 1.03%, 1.34%, 0.68%, 1.05%, 1.79%, 1.36% and 0.59% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class’s repayment of expenses previously reimbursed and/or waived under the contractual expense limitation by NBIA. The expense ratio was 0.58% for Class R6 shares, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary (Unaudited)
Neuberger Berman Large Cap Value Fund Investor Class generated a 1.06% total return for the six-month period ended February 29, 2024 (the reporting period), versus the 9.27% total return of its benchmark, the Russell 1000® Value Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market generated a strong return during the reporting period. The market rallied as corporate earnings generally improved and often surpassed expectations, inflation moderated, and the U.S. Federal Reserve Board (Fed) appeared to end its rate hike campaign—with expectations for rate cuts in 2024. In addition, investor sentiment was supported by signs that the economy may experience a "soft landing." These positives outweighed indications that the Fed may take a measured approach in terms of the timing for rate cuts and several geopolitical issues. All told, the S&P 500® Index gained 13.93% during the reporting period. In contrast, the Index returned 9.27% over the same period.
Looking more closely at the market, large-cap growth stocks, as measured by the Russell 1000® Growth Index, gained 18.20% over the reporting period, significantly outperforming its large-cap value counterpart. In terms of the former, a handful of mega-cap growth stocks, referred to as the "Magnificent Seven,"1 represented a disproportionate portion of the overall market’s gain. In addition, the market’s advance was largely led by cyclical sectors, whereas more defensive sectors, overall, were laggards. We remained a disciplined value investor and had no exposure to the Magnificent 7 during the reporting period.
Against this backdrop, the Fund underperformed the Index during the reporting period, driven by both sector allocation and stock selection. From a sector allocation perspective, an overweight to Utilities and an underweight to Financials versus the Index were the largest detractors from relative returns. This was partially offset by the positive impact from underweights to Energy and Real Estate.
In terms of stock selection, holdings in the Health Care and Materials sectors were the largest detractors from results. Individual stocks that negatively impacted performance included health care company Pfizer, Inc., health care equipment & supplies firm Becton, Dickinson & Co. and metals & mining firm Newmont Corp. In contrast, holdings in the Information Technology (IT) and Consumer Staples sectors were the largest contributors to relative returns. Looking at individual stocks, health care company Merck & Co., Inc. and financial services companies JPMorgan Chase & Co. and PNC Financial Services Group, Inc. were the most additive for performance.
We have been assessing what is the appropriate risk for our holdings within the Fund and which stocks look most attractive given an outlook of weakening demand. We continue to see a tougher period ahead of us in the near term as prices have not reflected that outlook, in our opinion. We are currently overweight versus the Index in the less historically economically sensitive areas of the market in individual companies that we find to be cheap on normalized earnings (sectors include Consumer Staples, Health Care and Utilities). We are an active large-cap value manager, remaining disciplined and trying to position the Fund in the best opportunities we see in the current environment. As a case in point, given recent volatility, during the reporting period, we adjusted some of the Fund’s exposure to increase its exposure to Health Care, while selectively paring its allocations to Utilities and Consumer Staples, although we remain significantly overweight in these areas. We also took advantage of what we believe to be attractive opportunities in Financials and IT to reduce our underweight in those sectors on the margin. We continue to evaluate the implications of a weaker economy and remain cautious on our outlook.
Sincerely,
Eli M. Salzmann
Portfolio Manager
1 The "Magnificent Seven" is a nickname for seven mega-cap technology-related growth stocks that performed significantly better than the rest of the stocks in the S&P 500® Index, and is comprised of Alphabet (Class A & C), Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX
Class R6	NRLCX
Class E	NPNEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	3.4%
Consumer Discretionary	0.9
Consumer Staples	15.9
Energy	4.1
Financials	16.3
Health Care	24.8
Industrials	0.9
Information Technology	4.8
Materials	10.9
Real Estate	0.7
Utilities	16.2
Short-Term Investments	1.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[22]	1.06%	0.87%	10.43%	9.51%	12.25%
Trust Class[7]	08/30/1993	0.97%	0.68%	10.22%	9.31%	12.15%
Advisor Class[8]	08/16/1996	0.90%	0.54%	10.06%	9.14%	12.01%
Institutional Class[9]	06/07/2006	1.13%	1.01%	10.60%	9.68%	12.32%
Class A10	06/21/2010	0.94%	0.63%	10.19%	9.26%	12.18%
Class C10	06/21/2010	0.57%	-0.09%	9.38%	8.47%	11.95%
Class R3[21]	06/21/2010	0.81%	0.39%	9.90%	8.97%	12.10%
Class R6[11]	01/18/2019	1.18%	1.11%	10.71%	9.65%	12.28%
Class E12	01/11/2022	1.43%	1.60%	10.78%	9.68%	12.29%
With Sales Charge
Class A10		-4.85%	-5.15%	8.89%	8.62%	12.04%
Class C10		-0.42%	-1.08%	9.38%	8.47%	11.95%
Index
Russell 1000® Value Index[1,2]		9.27%	14.01%	9.38%	8.74%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.76%, 0.95%, 1.10%, 0.60%, 0.98%, 1.72%, 1.24%, 0.52% and 0.45% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2023 was 0.03% for Class E shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Growth Fund Investor Class generated a 20.06% total return for the six-month period ended February 29, 2024 (the reporting period), outperforming its benchmark, the Russell Midcap® Growth Index (the Index), which posted a 16.53% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Starting with their October 2023 meeting, the U.S. Federal Reserve Board (Fed) began signaling that their aggressive course of monetary tightening was likely at an end, a message that was further punctuated by Chairman Powell’s December comments around the potential for rate cuts in the coming year. That long-anticipated dovish pivot reinvigorated the market, fueling bullish sentiment and fostering positive momentum for small- and mid-cap equities, as the market and investors embraced the likelihood of an initial rate cut at some point in 2024. The resulting environment proved conducive to both our investment approach and style, as secular growth trends took center stage and stock selection reemerged as a primary driver of returns.
In looking at attribution for the reporting period, the Fund benefited from broad participation across a buoyant market as strong stock selection within our Information Technology, Industrials and Energy allocations easily offset stock-specific weakness within Financials and Consumer Discretionary. Drilling down to our holdings, positive contributors dwarfed detractors, as the market demonstrated a willingness to pay up for compelling secular growth and intriguing catalysts and reward strong top- and bottom-line execution. Super Micro Computer, which designs, manufactures, and markets a portfolio of server, storage and software products that allow customers to optimize solutions for their artificial intelligence, Cloud, Enterprise, 5G, IoT and Edge Computing workload applications and processing needs, was the leading contributor to returns as the company consistently delivered strong results and guidance that surpassed exceedingly high expectations. The leading detractor was Lattice Semiconductor, which designs, develops, and markets low power programmable integrated logic circuits and software to provide smart customizable connectivity solutions for consumer, communications, industrial, computing, and automotive applications. During the reporting period, the market reacted negatively to a material reduction in forward guidance, which management attributed to the negative impact of higher interest rates and macro weakness across their automotive and industrial segments in Asia and Europe. We believe the company has effectively reset expectations and we continue to maintain a position in Lattice.
Looking ahead, despite a robust prevailing "wall of worry", we are cautiously optimistic that the balance of 2024 can be a positive environment for mid cap growth equities and one reasonably conducive to our style of investing. That view is underpinned by our belief that the Fed is comfortable with where inflation is trending and that their "dovish" pivot is sustainable, corporate earnings will prove resilient and the breadth of market leadership will broaden. We will continue to leverage our highest conviction ideas, while seeking out new opportunities primed for the prevailing positive sentiment and reduced recessionary angst. Lastly, we also believe that quality will matter, and we will continue to maintain a bias towards investments that we believe have sustainable business models, balance sheet strength and managements capable of consistent execution across varied and potentially unsettled environments.
Sincerely,
Chad Bruso and Trevor Moreno
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	6.1%
Consumer Discretionary	14.1
Consumer Staples	2.9
Energy	2.3
Financials	10.6
Health Care	16.1
Industrials	21.0
Information Technology	24.2
Materials	0.8
Real Estate	0.6
Short-Term Investments	1.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[22]	20.06%	26.40%	11.11%	10.06%	11.72%
Trust Class[7]	08/30/1993	19.98%	26.24%	11.00%	9.98%	11.63%
Advisor Class[8]	09/03/1996	19.74%	25.93%	10.73%	9.69%	11.41%
Institutional Class[9]	04/19/2007	20.13%	26.63%	11.29%	10.25%	11.81%
Class A10	05/27/2009	19.81%	26.07%	10.88%	9.84%	11.66%
Class C10	05/27/2009	19.40%	25.20%	10.06%	9.02%	11.38%
Class R3[21]	05/27/2009	19.66%	25.77%	10.59%	9.55%	11.56%
Class R6[11]	03/15/2013	20.15%	26.72%	11.40%	10.35%	11.79%
With Sales Charge
Class A10		12.96%	18.83%	9.57%	9.19%	11.51%
Class C10		18.40%	24.20%	10.06%	9.02%	11.38%
Index
Russell Midcap® Growth Index[1,2]		16.53%	25.03%	11.59%	10.88%	N/A
Russell Midcap® Index[1,2]		11.53%	15.46%	10.35%	9.45%	12.81%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.86%, 0.95%, 1.20%, 0.70%, 1.07%, 1.82%, 1.33% and 0.60% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary (Unaudited)
Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 9.26% total return for the six-month period ended February 29, 2024 (the reporting period), slightly trailing its benchmark, the Russell Midcap® Value Index (the Index), which returned 9.49% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Our take on the economy and inflation has been consistent. Inflation would come down, not to 2% but lower than what we saw in 2022 and early 2023, and widespread job losses were unlikely. The wild card was the U.S. Federal Reserve Board’s commitment to the stated 2% target. Too hawkish, a recession could ensue and too soft would undermine the long-term U.S. Treasury debt markets. Whether they’ve struck the right balance is still unclear.
In our view, two ideas worth considering are that inflation will be structurally higher in the future decade than the one past and barring a major shock, demographic trends reduce the risk of significant runups in unemployment. Skilled labor, particularly in manufacturing, is aging out far faster than new workers are entering the workforce. Companies tell us the skilled labor shortage is real, and the time and cost to bring new hires up to speed is significant.
These trends tie back to a major pillar of our strategy: the need for technology to address the productivity and labor challenges that lie ahead. We continue to see secular tailwinds for companies in the game of selling productivity.
In 2023, the factors and sectors that performed poorly throughout most of the year, reversed dramatically during the last three months. In the first two months of 2024, we saw these trends reverse again. Reflecting on how we navigated the various crosscurrents, we made several observations.
For the reporting period, our historic sector biases (an overweight to Information Technology (IT), and an underweight to Financials versus the Index) hurt the Fund’s relative performance versus the Index. While the overweight in IT detracted from relative returns, stock selection helped as the performance of individual stocks generally exceeded our expectations. Also, we didn’t handle the regional banking crises effectively. We failed to increase positions in bank stocks at the bottom and then lightened up before the fourth quarter rally in 2023.
During the reporting period, we accelerated the introduction of new ideas into the portfolio and actively rebalanced the existing holdings. In total we added eight new ideas and eliminated the same number. We rebalanced another 10% of the portfolio (five percent added to existing names and five percent in trims). Overall, M&A activity during the reporting period was limited, and only one company was acquired. However, a number of portfolio companies are either divesting significant assets or making synergistic acquisitions.
It is difficult to predict what’s in store for the remainder of the year. A key takeaway from 2023, in our opinion, is that effective market timing is challenging. Our recommendation is to invest according to your risk tolerance, make your allocations, and stay the course. We believe the risks ahead in 2024 are clear: dysfunctional domestic politics, fiscal imbalances at the federal level, ongoing conflicts in Eastern Europe and the Middle East with little resolution in sight, and a contentious presidential election. When the challenges that lay ahead seem daunting, we stop and look back at the past. In our view, we have successfully navigated through numerous market cycles, which should bolster our confidence.
For your commitment of your valuable capital, we are most grateful.
Sincerely,
Michael C. Greene, Benjamin H. Nahum, James F. McAree, Amit Solomon and Rand W. Gesing
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX
Class R6	NBMRX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	1.7%
Consumer Discretionary	10.3
Consumer Staples	5.1
Energy	7.5
Financials	9.4
Health Care	7.1
Industrials	21.6
Information Technology	22.3
Materials	4.4
Real Estate	1.8
Utilities	8.4
Short-Term Investments	0.4
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	9.26%	8.28%	5.29%	6.24%	8.40%
Trust Class[7]	06/10/1999	9.10%	8.03%	5.09%	6.05%	8.28%
Institutional Class[9]	03/08/2010	9.30%	8.37%	5.48%	6.46%	8.54%
Class A10	06/21/2010	9.08%	8.01%	5.10%	6.08%	8.32%
Class C10	06/21/2010	8.70%	7.18%	4.32%	5.29%	7.88%
Class R3[21]	06/21/2010	8.96%	7.72%	4.83%	5.81%	8.17%
Class R6[11]	03/29/2019	9.31%	8.46%	5.57%	6.38%	8.46%
With Sales Charge
Class A10		2.82%	1.80%	3.86%	5.45%	8.06%
Class C10		7.70%	6.18%	4.32%	5.29%	7.88%
Index
Russell Midcap® Value Index[1,2]		9.49%	10.87%	8.94%	8.19%	9.09%
Russell Midcap® Index[1,2]		11.53%	15.46%	10.35%	9.45%	9.29%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.51%, 1.70%, 1.34%, 1.75%, 2.47%, 2.01% and 1.71% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.50%, 1.25%, 0.85%, 1.21%, 1.96%, 1.46% and 0.75% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary (Unaudited)
Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 12.37% total return for the six-month period ended February 29, 2024 (the reporting period), trailing the 13.93% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Returns for U.S. equities were driven by improving inflation data, continued economic growth, and better-than-expected corporate earnings. Economic growth in the U.S. was supported by healthy consumer spending and a strong labor market. Fourth quarter 2023 earnings for U.S. equities were broadly ahead of expectations, and projections indicate an expected acceleration in earnings growth for 2024. While market conditions for U.S. equities were favorable, market breadth was narrow, as a few select companies have driven overall equity market performance. We believe this is creating an attractive environment for our active approach and ability to identify differentiated investments across market capitalizations and styles.
Strong stock selection within the Consumer Discretionary, Consumer Staples, Financials, and Materials sectors benefitted relative performance. Relative performance headwinds were primarily due to the Fund’s underexposure to select large-cap growth and technology-oriented companies that drove overall Index returns during the reporting period. The Fund benefitted from an overweight to the Financials sector versus the Index and underweight positions to the Energy and Health Care sectors. The Fund finished the reporting period with an overweight relative to the Index in the Financials, Industrials, and Materials sectors. The Fund completed the reporting period with underweight positions to Health Care and Information Technology versus the Index; and had no exposure to the Real Estate sector.
Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic, and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies with long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the Fund. We continue to find investment opportunities across each investment category that we believe have attractive risk versus return profiles.
We believe the combination of normalizing inflation, continued economic and earnings growth, and reasonable consumer and industrial demand, are creating an attractive environment for U.S. equities.
As company management teams adapt to the interest rate environment, we believe our free cash flow focused approach, understanding of capital structures, and valuation discipline, are beneficial. We believe select businesses are able to differentiate themselves from peers with company-specific solutions in response to inflationary pressures, evolving interest rates, and ongoing shifts in demand trends and consumer behavior. The depth of our “Storehouse of Knowledge” remains robust. We continue to identify companies with what we believe are high-quality business models and attractive free cash flow characteristics, trading at compelling valuations. We believe the Fund is well positioned to benefit as investors increase their focus on company fundamentals.
As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.
Sincerely,
Richard S. Nackenson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX
Class E	NMUEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	7.7%
Consumer Discretionary	12.5
Consumer Staples	8.2
Energy	2.0
Financials	21.1
Health Care	5.7
Industrials	15.7
Information Technology	15.5
Materials	10.1
Utilities	0.8
Short-Term Investments	0.7
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[23]	12/21/2009	12.37%	23.41%	11.18%	10.55%	9.60%
Class A23	12/21/2009	12.20%	22.97%	10.78%	10.15%	9.28%
Class C23	12/21/2009	11.74%	22.07%	9.96%	9.34%	8.62%
Class E23	01/11/2022	12.76%	24.38%	11.52%	10.73%	9.70%
With Sales Charge
Class A23		5.75%	15.85%	9.48%	9.50%	8.91%
Class C23		10.84%	21.09%	9.96%	9.34%	8.62%
Index
S&P 500® Index[1,2]		13.93%	30.45%	14.76%	12.70%	10.06%
*The performance data for the life of Fund for each class includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 23 for information about the effects of the different fees paid by each class.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.87%, 1.25%, 1.99% and 0.72% for Institutional Class, Class A, Class C and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2023 was 0.12% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary (Unaudited)
Neuberger Berman Real Estate Fund Trust Class generated a 6.01% total return for the six-month period ended February 29, 2024 (the reporting period), underperforming the 6.35% total return of its benchmark, the FTSE Nareit All Equity REITs Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The U.S. equity market, as measured by the S&P 500® Index, generated strong results during the reporting period, with a 13.93% total return reflecting strong growth in the service sector, sustained labor market strength and gross domestic product growth that underscored the economy’s resilience in the face of higher interest rates and persistent inflation. However, this was against a backdrop where investor sentiment continued to be challenged by sticky inflation with the core rate (as measured by the U.S. Consumer Price Index - All Items less Food and Energy1) remaining steady at 3.8% year over year in February. Comparatively, real estate investment trusts (REITs), as measured by the Index, rose 6.35%, underperforming the S&P 500 Index by approximately 7.6%.
The Fund underperformed the Index on a relative basis during the reporting period, as sector positioning slightly detracted from performance. In particular, the Fund’s lack of exposure to Lodging/Resorts and underweight to Data Centers versus the Index were among the bigger detractors for relative returns. Conversely, lack of exposure to Diversified REITs and underweight to Free Standing were the most beneficial for relative performance.
Stock selection contributed positively to relative performance. Among those sectors contributing the most to relative results were Health Care and Industrial. In terms of individual holdings, American Tower Corp., Equinix, Inc., and Simon Property Group, Inc. were the largest contributors to performance. On the downside, holdings within the Office and Free Standing sectors were the largest detractors from relative performance. Individual holdings that detracted from results included Hudson Pacific Properties, Inc., Apartment Income REIT Corp. and Healthpeak Properties, Inc.
REIT earnings have highlighted that 2024 growth is slowing in most sectors driven by moderating rent growth, expense pressures, less external growth, development, and higher interest expense. We believe this pressure on growth will result in greater attention to valuations, earnings quality, and strength in business fundamentals. We believe well-capitalized REITs in select sectors that have demand drivers that are less cyclical or not overly dependent on the consumer should benefit. Given two years of underperformance of REITs vs. the broader market (approximately 30% on a cumulative basis), relatively low leverage profile (approximately 35% Total Debt/Gross Asset Value) and stronger dividend profile (approximately 4% REIT dividend yield vs. 1.4% S&P 500 dividend yield), we believe REITs offer more relative value, should growth broadly disappoint or capital costs continue to increase. In a ‘normal’ inflationary and slowing growth environment, we believe REITs can provide slow but dependable growth while providing inflation protection. We also believe that price discovery will occur in 2024 as commercial real estate transaction and recapitalization pipelines remain large. As interest rates start to stabilize, we think this should benefit transaction markets and provide opportunities for well capitalized REITs. We believe Telecommunication REITs (i.e., cell towers) should benefit in 2024 given the critical nature of its assets which should exhibit steady growth even in a softer economic environment. In addition, we believe Health Care, particularly Senior Housing, should continue to benefit from low supply growth and a strong demand runway through 2024. Lack of affordability and recessionary resistant traits of manufactured housing (lowest cost of housing), RVs (cheaper vacation option) and marinas (supply constrained with high demand levels) should set the manufactured housing sector up well in our view. We remain focused on what we believe are REITs with low leverage, diverse demand drivers, better fundamentals and visibility into earnings profiles. In our view, experienced REITs with good performance and robust balance sheets should be able to cement their market leadership positions.
Sincerely,
Steve Shigekawa and Brian C. Jones
Portfolio Managers
1 Source: U.S. Bureau of Labor Statistics
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX
Class E	NREEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	10.0%
Data Centers	10.1
Free Standing	3.5
Gaming	3.7
Health Care	9.7
Industrial	10.4
Manufactured Homes	4.7
Office	3.3
Regional Malls	4.7
Self Storage	10.1
Shopping Centers	5.8
Single Family Homes	2.1
Specialty	3.1
Telecommunications	15.3
Timber	2.7
Short-Term Investments	0.8
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	6.01%	3.17%	5.09%	6.61%	9.44%
Institutional Class[16]	06/04/2008	6.08%	3.35%	5.28%	6.80%	9.59%
Class A17	06/21/2010	5.92%	2.98%	4.91%	6.42%	9.32%
Class C17	06/21/2010	5.49%	2.24%	4.12%	5.62%	8.80%
Class R3[17]	06/21/2010	5.73%	2.74%	4.63%	6.15%	9.14%
Class R6[18]	03/15/2013	6.16%	3.48%	5.38%	6.89%	9.59%
Class E24	01/11/2022	6.51%	4.20%	5.53%	6.82%	9.54%
With Sales Charge
Class A17		-0.15%	-2.91%	3.67%	5.79%	9.02%
Class C17		4.49%	1.24%	4.12%	5.62%	8.80%
Index
FTSE Nareit All Equity REITs Index[1,2]		6.35%	4.29%	4.50%	6.78%	8.72%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.39%, 1.03%, 1.40%, 2.16%, 1.66%, 0.94% and 0.88% for Trust Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. The expense ratios were 1.04%, 0.86%, 1.22%, 1.97%, 1.47%, 0.76% and 0.08% for Trust Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary (Unaudited)
Neuberger Berman Small Cap Growth Fund Investor Class posted a 16.68% total return for the six-month period ended February 29, 2024 (the reporting period), outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned 10.21% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Starting with their October 2023 meeting, the U.S. Federal Reserve Board (Fed) began signaling that their aggressive course of monetary tightening was likely at an end, a message that was further punctuated by Chairman Powell’s December comments around the potential for rate cuts in the coming year. That long-anticipated dovish pivot reinvigorated the market, fueling bullish sentiment and fostering positive momentum for small- and mid-cap equities, as the market and investors embraced the likelihood of an initial rate cut at some point in 2024. The resulting environment proved conducive to both our investment approach and style, as secular growth trends took center stage and stock selection reemerged as a primary driver of returns.
During the reporting period, the Fund benefitted from broad participation across a buoyant market, with positive contributions coming from nearly every sector. In looking at attribution for the reporting period, strong stock selection within our Industrials, Information Technology and Consumer Discretionary allocations easily offset stock-specific weakness within Financials. Drilling down to our holdings, positive contributors dwarfed detractors, as the market demonstrated a willingness to pay up for compelling secular growth and intriguing catalysts and reward strong top- and bottom-line execution. Super Micro Computer, which designs, manufactures, and markets a portfolio of server, storage and software products that allow customers to optimize solutions for their artificial intelligence, Cloud, Enterprise, 5G, IoT and Edge Computing workload applications and processing needs, was the leading contributor to returns as the company consistently delivered strong results and guidance that surpassed exceedingly high expectations. The leading detractor was Axcelis Technologies, which develops, manufacturers and markets high-efficiency processing equipment and implantation solutions necessary for the increasingly complex fabrication of high-performance, low-power semiconductor chips. The company delivered good results for the most recent reporting period, but sharply reduced their forward guidance for 2024 due to demand being pushed out in several of their more mature segments and the escalating back-and-forth restrictive trade gamesmanship between the U.S. and Chinese governments. Given that management had recently positively pre-announced their latest quarter, the market reacted negatively to that surprise resetting of expectations. Prior to the company’s earnings release, we had meaningfully reduced our allocation due to similar concerns and potential headwinds and we subsequently exited the balance of our position during the reporting period following their disappointing outlook.
Looking ahead, despite a robust prevailing "wall of worry", we are cautiously optimistic that the balance of 2024 can be a positive environment for small cap growth equities and one reasonably conducive to our style of investing. That view is underpinned by our belief that the Fed is comfortable with where inflation is trending and that their "dovish" pivot is sustainable, corporate earnings will prove resilient and the breadth of market leadership will broaden. We will continue to leverage our highest conviction ideas, while seeking out new opportunities primed for the prevailing positive sentiment and reduced recessionary angst. Lastly, we also believe that quality will matter, and we will continue to maintain a bias towards investments that we believe have sustainable business models, balance sheet strength and managements capable of consistent execution across varied and potentially unsettled environments.
Sincerely,
Chad Bruso and Trevor Moreno
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX
Class R6	NSRSX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	12.1%
Consumer Staples	4.4
Energy	3.3
Financials	5.8
Health Care	21.8
Industrials	22.1
Information Technology	25.6
Materials	2.6
Other	1.0
Short-Term Investments	1.3
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	16.68%	18.25%	8.71%	9.70%	9.66%
Trust Class[7]	11/03/1998	16.54%	17.96%	8.51%	9.51%	9.50%
Advisor Class[8]	05/03/2002	16.44%	17.80%	8.34%	9.36%	9.39%
Institutional Class[9]	04/01/2008	16.71%	18.37%	8.90%	9.97%	9.83%
Class A10	05/27/2009	16.51%	17.96%	8.51%	9.57%	9.58%
Class C10	05/27/2009	16.09%	17.09%	7.70%	8.76%	9.11%
Class R3[21]	05/27/2009	16.37%	17.67%	8.24%	9.30%	9.43%
Class R6[11]	09/07/2018	16.80%	18.52%	9.02%	9.88%	9.73%
With Sales Charge
Class A10		9.83%	11.17%	7.23%	8.93%	9.33%
Class C10		15.09%	16.09%	7.70%	8.76%	9.11%
Index
Russell 2000® Growth Index[1,2]		10.21%	14.18%	6.50%	7.33%	7.87%
Russell 2000® Index[1,2]		8.97%	10.05%	6.89%	7.13%	8.63%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.32%, 1.51%, 1.68%, 1.13%, 1.53%, 2.25%, 1.77% and 1.04% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02%, 1.52% and 0.81% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Sustainable Equity Fund Commentary (Unaudited)
Neuberger Berman Sustainable Equity Fund Investor Class reported a total return of 18.72% for the six-month period ended February 29, 2024 (the reporting period), outpacing the 13.93% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Despite wars in two regions, slower growth in China, the threat of a U.S. government shutdown, and presidential election cycle rhetoric, equity markets rallied this reporting period, with the Index, the NASDAQ Composite Index, and Japan’s Nikkei Stock Average setting record highs. Markets cheered strong corporate earnings and easing U.S. inflation, which led to investor optimism that the U.S. Federal Reserve Board may lower interest rates this year.
Information Technology (IT), which continues to be led by several mega-cap names and enthusiasm about artificial intelligence (AI), plus Communication Services and Financials were the top Index sectors. All sectors except Energy, which tracked declining crude oil prices, were positive, but with investor optimism favoring higher risk versus reward areas, defensive Utilities and Consumer Staples lagged.
Sector allocation was positive for the Fund, with an overweight to Financials and an underweight to Energy versus the Index meaningful, but stock selection was our key advantage during the reporting period. The Fund outperformed within Industrials, Consumer Discretionary and IT (even though many of the mega-cap leaders don’t meet our investment criteria).
Individual contributors included tech-related Microsoft Corp. and Amazon.com, Inc.  Microsoft Corp., a leader in the shift toward AI, delivered very strong results, with revenues exceeding expectations in every segment. Amazon.com, Inc., also an AI player, reported strong margins across the board with particular strength in advertising and their third-party segment, a business line.
Stock selection and an underweight within Communication Services versus the Index was a headwind and the sector was the biggest detractor from relative performance. Medical device leader Becton, Dickinson & Co. declined on lower-than-expected 2024 guidance, driven largely by currency pressures. Roche Holding AG, the innovative global pharmaceutical and diagnostic products leader, underperformed. The company described 2023 as a transition year as it deals with the predicted but significant loss of COVID-related revenues. Roche Holding AG also underwent management transition as its long-term CEO retired, and with the appointment of a new head of pharma. We believe the company’s valuation remains reasonable on an absolute and relative basis for a company with a successful history of innovation and research. We continue to own both names.
Looking ahead, with markets reaching record highs and geopolitical risk meaningful, investors are questioning whether they should reduce risk, or if exposure to potentially declining rates, and the AI and large tech growth enthusiasm that drove the latest rally is more important.
We remain fully invested, with our trademark focus on what we believe to be high-quality companies with strong fundamentals and cash flows. Our approach emphasizes stability and resilience, aiming to safeguard investments against the market’s unpredictable swings, while positioning for sustainable long-term growth.
As active fundamental bottom–up investors, we continue to invest in what we believe are high-quality compounders, building what we consider a well-balanced portfolio of differentiated businesses. This includes some that are asset rich and stable at reasonable valuations, and others exposed to enticing secular growth drivers, including but not limited to AI. In both cases, we are scrutinizing from a longer-term fundamentals perspective.
Finally, we want to share our perspective on sustainable investing, which has received intense public interest lately. This team uses sustainability metrics as a framework for identifying intangible assets that may in our view both create long-term value and drive improved financial returns. Our engagement on Environmental, Social and Governance initiatives also ensures that we are actively voicing our interests as long-term shareholders.

Sustainable Equity Fund Commentary (Unaudited)
We look forward to continuing to serve your investment needs.
Sincerely,
Daniel P. Hanson
Portfolio Manager
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Sustainable Equity Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX
Class E	NRAEX

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	6.8%
Consumer Discretionary	11.9
Consumer Staples	3.0
Energy	1.2
Financials	22.9
Health Care	13.1
Industrials	12.0
Information Technology	25.9
Materials	1.7
Utilities	1.4
Short-Term Investments	0.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[13]
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	18.72%	34.48%	13.37%	10.88%	9.87%
Trust Class[7]	03/03/1997	18.64%	34.25%	13.17%	10.69%	9.69%
Institutional Class[9]	11/28/2007	18.86%	34.71%	13.57%	11.08%	9.98%
Class A10	05/27/2009	18.63%	34.23%	13.15%	10.67%	9.77%
Class C10	05/27/2009	18.19%	33.24%	12.31%	9.85%	9.36%
Class R3[21]	05/27/2009	18.45%	33.88%	12.86%	10.40%	9.64%
Class R6[11]	03/15/2013	18.89%	34.86%	13.68%	11.17%	9.97%
Class E12	12/06/2023	18.94%	34.73%	13.41%	10.90%	9.88%
With Sales Charge
Class A10		11.80%	26.51%	11.82%	10.02%	9.55%
Class C10		17.19%	32.24%	12.31%	9.85%	9.36%
Index
S&P 500® Index[1,2]		13.93%	30.45%	14.76%	12.70%	10.37%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.87%, 1.05%, 0.70%, 1.06%, 1.82%, 1.32%, 0.60% and 0.55% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio for fiscal year 2023 was 0.05% for Class E shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Impact Fund Commentary (Unaudited)
Neuberger Berman U.S. Equity Impact Fund Institutional Class generated a 10.81% total return for the six-month period ended February 29, 2024 (the reporting period), trailing the 13.76% total return of its benchmark, the Russell 3000® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Returns for U.S. equities were driven by improving inflation data, continued economic growth, and better-than-expected corporate earnings. Economic growth in the U.S. was supported by healthy consumer spending and a strong labor market. Fourth quarter 2023 earnings for U.S. equities were broadly ahead of expectations, and projections indicate an expected acceleration in earnings growth for 2024. While market conditions for U.S. equities were favorable, market breadth was narrow, as a few select companies have driven overall equity market performance. We believe this is creating an attractive environment for our active approach and ability to identify differentiated investments across market capitalizations and styles. We believe the opportunity for Impact investing1 remains attractive due to strong demand for products and services which have the potential to generate significant positive outcomes for people and the planet.
Superior stock selection benefitted relative performance during the reporting period. The Fund generated superior stock selection within the Consumer Staples, Health Care, Industrials, and Materials sectors. The primary detractor from relative performance was the Fund’s underexposure to select large-cap growth and technology-oriented companies, which drove Index returns during the period. The Fund ended the reporting period with overweight positions relative to the Index in the Health Care, Industrials, and Materials sectors and underweight positions in the Consumer Discretionary, Financials, and Information Technology sectors. The Fund had no exposure to the Communication Services, Energy or Real Estate sectors at the end of the reporting period.
Impact investing offers the unique potential to intentionally generate measurable positive social and environmental outcomes alongside a market rate financial return. This approach invests in companies with products or services that have the potential to deliver significantly positive outcomes for people and the planet, while reporting and measuring the tangible contributions that portfolio companies make. Our proprietary quantitative and qualitative impact analysis requires a deep understanding of the product outcomes for customers, which is a lens that adds insight to our fundamental investment process. Positive and negative impacts associated with the products and services of each major business line of a company are assessed.
A company’s contribution to specific positive outcomes is evaluated with reference to the United Nations Sustainable Development Goals (SDGs). We believe companies delivering solutions aligned with achieving the SDGs have the potential for outsized growth and returns as these SDGs become spending priorities. We believe the combination of normalizing inflation, continued economic and earnings growth, and reasonable consumer and industrial demand, are creating an attractive environment for U.S. equities.
Sincerely,
Richard S. Nackenson and Jonathan Bailey
Portfolio Managers
1 Impact investing is the investment in a portfolio of companies whose products and services the portfolio managers believe have the potential to deliver positive social and environmental outcomes.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NEQIX
Class A	NEQAX
Class C	NEQCX

SECTOR ALLOCATION
(as a % of Total Investments*)
Consumer Discretionary	2.2%
Consumer Staples	5.6
Financials	0.7
Health Care	22.5
Industrials	32.0
Information Technology	17.8
Materials	10.5
Utilities	5.7
Short-Term Investments	3.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 02/29/2024	Average Annual Total Return Ended 02/29/2024
			1 Year	Life of Fund
At NAV
Institutional Class	03/23/2021	10.81%	18.85%	3.81%
Class A	03/23/2021	10.64%	18.48%	3.43%
Class C	03/23/2021	10.20%	17.65%	2.67%
With Sales Charge
Class A		4.26%	11.64%	1.37%
Class C		9.20%	16.65%	2.67%
Index
Russell 3000® Index[1,2]		13.76%	28.60%	8.96%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 4.44%, 5.09% and 6.25% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for fiscal year 2023 were 0.91%, 1.27%, and 2.02% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 29, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 46 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class R3.

4
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s
Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
The performance information for Institutional Class, Class A, Class C, Class R3 and Class E prior to June 9,
2008 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9,
2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class and Class E. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 and Class E from June 9, 2008, to the respective class’s inception date is that of the Fund’s Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3. The Institutional Class has higher expenses and typically lower returns than Class E.

6
Neuberger Berman Focus Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of
April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment
Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

7
The performance information for the Trust Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

8
The performance information for the Advisor Class prior to the class’s inception date is that of the Fund’s
Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

Endnotes (Unaudited)  (cont’d)
9
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

10
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Fund’s Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

11
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

12
The performance information for Class E prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class E.

13
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

14
The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes’
inception date is that of the Fund’s Institutional Class. The performance information for the Institutional
Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as
Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A,
Class C, Investor Class, and Trust Class.

15
The performance information for Class E prior to the class’s inception date is that of the Fund’s Institutional
Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class E.

16
The performance information for the Institutional Class prior to the class’s inception date is that of the
Fund’s Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

17
The performance information for Class A, Class C and Class R3 prior to the classes’ respective inception dates is that of the Fund’s Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

18
The performance information for Class R6 prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class R6.

Endnotes (Unaudited)  (cont’d)
19
Neuberger Berman International Small Cap Fund is relatively small. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

20
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Fund’s predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership
("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the
"Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject.
Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940
Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the
Fund. The performance for Class R6 from May 10, 2010 to January 18, 2019 includes the performance of the Fund’s Institutional Class, and prior to May 10, 2010 includes the performance of the Predecessors, as noted above.

21
The performance information for Class R3 prior to the class’s inception date is that of the Fund’s Investor
Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

22	This date reflects when NBIA first became the investment manager to the Fund.
23
Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A, Class C and Class E prior to
December 21, 2009 is that of the Fund’s Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2,
2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). NBIA had previously capped Trust
Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class. The Trust Class had higher expenses and typically lower returns than Class E. The performance information for Class E from December 14, 2009, to the class’s inception date is that of the Fund’s Institutional Class. The performance information for the
Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has higher expenses and typically lower returns than Class E.

24
The performance information for Class E prior to the class’s inception date is that of the Fund’s Trust Class.
The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than
Class E.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

FTSE Nareit All Equity REITs Index:
The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all tax-qualified equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, or NASDAQ. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.  Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status.  At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China,
Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea,
Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South
Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Effective after the close on March 9,
2022, MSCI reclassified MSCI Russia Indexes from Emerging Markets to Standalone
Markets status. At that time, all Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and
Russian ADRs/GDRs constituents. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (Unaudited) (cont’d)
MSCI EAFE® Small Cap Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 1000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 3000® Index:
The index is a float-adjusted, market-capitalization-weighted equity index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represent about 98% of all U.S incorporated equity securities. The index is rebalanced annually in June.

Russell Midcap® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (Unaudited) (cont’d)
S&P 500® Index:
The index is a float-adjusted, market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 29, 2024 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(1) 9/1/23 – 2/29/24	Expense Ratio	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(2) 9/1/23 – 2/29/24	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,095.50	$3.59	0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$1,093.20	$5.46	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Class C	$1,000.00	$1,088.90	$9.35	1.80%	$1,000.00	$1,015.91	$9.02	1.80%
Class R6	$1,000.00	$1,095.80	$3.07	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,063.40	$5.95	1.16%	$1,000.00	$1,019.10	$5.82	1.16%
Class A	$1,000.00	$1,062.50	$7.23	1.41%	$1,000.00	$1,017.85	$7.07	1.41%
Class C	$1,000.00	$1,058.90	$11.06	2.16%	$1,000.00	$1,014.12	$10.82	2.16%
Class R3	$1,000.00	$1,060.20	$9.32	1.82%	$1,000.00	$1,015.81	$9.12	1.82%
Class R6	$1,000.00	$1,064.00	$5.44	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Equity Income Fund
Institutional Class	$1,000.00	$1,052.90	$3.73	0.73%	$1,000.00	$1,021.23	$3.67	0.73%
Class A	$1,000.00	$1,050.40	$5.56	1.09%	$1,000.00	$1,019.44	$5.47	1.09%
Class C	$1,000.00	$1,047.40	$9.37	1.84%	$1,000.00	$1,015.71	$9.22	1.84%
Class R3	$1,000.00	$1,049.80	$7.03	1.38%	$1,000.00	$1,018.00	$6.92	1.38%
Class E	$1,000.00	$1,055.70	$0.31	0.06%	$1,000.00	$1,024.57	$0.30	0.06%
Focus Fund
Investor Class	$1,000.00	$1,157.10	$4.83	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Trust Class	$1,000.00	$1,156.20	$5.95	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Advisor Class	$1,000.00	$1,154.00	$8.03	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Institutional Class	$1,000.00	$1,158.10	$4.02	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$1,156.00	$5.95	1.11%	$1,000.00	$1,019.34	$5.57	1.11%
Class C	$1,000.00	$1,151.70	$9.95	1.86%	$1,000.00	$1,015.61	$9.32	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,051.30	$5.05	0.99%	$1,000.00	$1,019.94	$4.97	0.99%
Trust Class	$1,000.00	$1,050.70	$5.56	1.09%	$1,000.00	$1,019.44	$5.47	1.09%
Advisor Class	$1,000.00	$1,049.40	$6.83	1.34%	$1,000.00	$1,018.20	$6.72	1.34%
Institutional Class	$1,000.00	$1,052.00	$4.29	0.84%	$1,000.00	$1,020.69	$4.22	0.84%
Class R6	$1,000.00	$1,052.50	$3.78	0.74%	$1,000.00	$1,021.18	$3.72	0.74%
Class E	$1,000.00	$1,056.30	$0.10	0.02%	$1,000.00	$1,024.76	$0.10	0.02%
International Equity Fund
Investor Class	$1,000.00	$1,063.40	$5.90	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Trust Class	$1,000.00	$1,063.10	$6.26	1.22%	$1,000.00	$1,018.80	$6.12	1.22%
Institutional Class	$1,000.00	$1,064.00	$4.82	0.94%	$1,000.00	$1,020.19	$4.72	0.94%
Class A	$1,000.00	$1,062.90	$6.67	1.30%	$1,000.00	$1,018.40	$6.52	1.30%
Class C	$1,000.00	$1,058.60	$10.49	2.05%	$1,000.00	$1,014.67	$10.27	2.05%
Class R6	$1,000.00	$1,064.40	$4.31	0.84%	$1,000.00	$1,020.69	$4.22	0.84%
Class E	$1,000.00	$1,069.00	$0.72	0.14%	$1,000.00	$1,024.17	$0.70	0.14%
International Select Fund
Trust Class	$1,000.00	$1,064.10	$5.90	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Institutional Class	$1,000.00	$1,066.40	$4.11	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Class A	$1,000.00	$1,064.10	$5.95	1.16%	$1,000.00	$1,019.10	$5.82	1.16%
Class C	$1,000.00	$1,060.00	$9.78	1.91%	$1,000.00	$1,015.37	$9.57	1.91%
Class R3	$1,000.00	$1,062.30	$7.23	1.41%	$1,000.00	$1,017.85	$7.07	1.41%
Class R6	$1,000.00	$1,066.60	$3.60	0.70%	$1,000.00	$1,021.38	$3.52	0.70%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(1) 9/1/23 – 2/29/24	Expense Ratio	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(2) 9/1/23 – 2/29/24	Expense Ratio
International Small Cap Fund
Institutional Class	$1,000.00	$1,058.90	$5.43	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Class A	$1,000.00	$1,057.10	$7.26	1.42%	$1,000.00	$1,017.80	$7.12	1.42%
Class C	$1,000.00	$1,053.10	$11.08	2.17%	$1,000.00	$1,014.07	$10.87	2.17%
Class R6	$1,000.00	$1,059.80	$4.92	0.96%	$1,000.00	$1,020.09	$4.82	0.96%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,054.70	$4.75	0.93%	$1,000.00	$1,020.24	$4.67	0.93%
Class A	$1,000.00	$1,053.20	$6.64	1.30%	$1,000.00	$1,018.40	$6.52	1.30%
Class C	$1,000.00	$1,049.50	$10.45	2.05%	$1,000.00	$1,014.67	$10.27	2.05%
Class R6	$1,000.00	$1,055.40	$4.24	0.83%	$1,000.00	$1,020.74	$4.17	0.83%
Large Cap Growth Fund
Investor Class	$1,000.00	$1,165.70	$4.31(3)	0.80%	$1,000.00	$1,020.89	$4.02(3)	0.80%
Trust Class	$1,000.00	$1,164.40	$5.44(3)	1.01%	$1,000.00	$1,019.84	$5.07(3)	1.01%
Advisor Class	$1,000.00	$1,161.60	$8.06(3)	1.50%	$1,000.00	$1,017.40	$7.52(3)	1.50%
Institutional Class	$1,000.00	$1,166.50	$3.56(3)	0.66%	$1,000.00	$1,021.58	$3.32(3)	0.66%
Class A	$1,000.00	$1,164.40	$5.54(3)	1.03%	$1,000.00	$1,019.74	$5.17(3)	1.03%
Class C	$1,000.00	$1,160.50	$9.51(3)	1.77%	$1,000.00	$1,016.06	$8.87(3)	1.77%
Class R3	$1,000.00	$1,163.00	$6.94(3)	1.29%	$1,000.00	$1,018.45	$6.47(3)	1.29%
Class R6	$1,000.00	$1,167.50	$3.13(3)	0.58%	$1,000.00	$1,021.98	$2.92(3)	0.58%
Large Cap Value Fund
Investor Class	$1,000.00	$1,010.60	$3.75	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Trust Class	$1,000.00	$1,009.70	$4.75	0.95%	$1,000.00	$1,020.14	$4.77	0.95%
Advisor Class	$1,000.00	$1,009.00	$5.49	1.10%	$1,000.00	$1,019.39	$5.52	1.10%
Institutional Class	$1,000.00	$1,011.30	$3.00	0.60%	$1,000.00	$1,021.88	$3.02	0.60%
Class A	$1,000.00	$1,009.40	$4.90	0.98%	$1,000.00	$1,019.99	$4.92	0.98%
Class C	$1,000.00	$1,005.70	$8.53	1.71%	$1,000.00	$1,016.36	$8.57	1.71%
Class R3	$1,000.00	$1,008.10	$6.14	1.23%	$1,000.00	$1,018.75	$6.17	1.23%
Class R6	$1,000.00	$1,011.80	$2.55	0.51%	$1,000.00	$1,022.33	$2.56	0.51%
Class E	$1,000.00	$1,014.30	$0.15	0.03%	$1,000.00	$1,024.71	$0.15	0.03%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,200.60	$4.65	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Trust Class	$1,000.00	$1,199.80	$5.14	0.94%	$1,000.00	$1,020.19	$4.72	0.94%
Advisor Class	$1,000.00	$1,197.40	$6.50	1.19%	$1,000.00	$1,018.95	$5.97	1.19%
Institutional Class	$1,000.00	$1,201.30	$3.78	0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$1,198.10	$5.79	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Class C	$1,000.00	$1,194.00	$9.87	1.81%	$1,000.00	$1,015.86	$9.07	1.81%
Class R3	$1,000.00	$1,196.60	$7.21	1.32%	$1,000.00	$1,018.30	$6.62	1.32%
Class R6	$1,000.00	$1,201.50	$3.23	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,092.60	$4.99	0.96%	$1,000.00	$1,020.09	$4.82	0.96%
Trust Class	$1,000.00	$1,091.00	$6.24	1.20%	$1,000.00	$1,018.90	$6.02	1.20%
Institutional Class	$1,000.00	$1,093.00	$4.42	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$1,090.80	$6.29	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$1,087.00	$10.17	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$1,089.60	$7.59	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Class R6	$1,000.00	$1,093.10	$3.90	0.75%	$1,000.00	$1,021.13	$3.77	0.75%

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(1) 9/1/23 – 2/29/24	Expense Ratio	Beginning Account Value 9/1/23	Ending Account Value 2/29/24	Expenses Paid During the Period(2) 9/1/23 – 2/29/24	Expense Ratio
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,123.70	$4.65	0.88%	$1,000.00	$1,020.49	$4.42	0.88%
Class A	$1,000.00	$1,122.00	$6.54	1.24%	$1,000.00	$1,018.70	$6.22	1.24%
Class C	$1,000.00	$1,117.40	$10.48	1.99%	$1,000.00	$1,014.97	$9.97	1.99%
Class E	$1,000.00	$1,127.60	$0.63	0.12%	$1,000.00	$1,024.27	$0.60	0.12%
Real Estate Fund
Trust Class	$1,000.00	$1,060.10	$5.33	1.04%	$1,000.00	$1,019.69	$5.22	1.04%
Institutional Class	$1,000.00	$1,060.80	$4.36	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Class A	$1,000.00	$1,059.20	$6.20	1.21%	$1,000.00	$1,018.85	$6.07	1.21%
Class C	$1,000.00	$1,054.90	$10.01	1.96%	$1,000.00	$1,015.12	$9.82	1.96%
Class R3	$1,000.00	$1,057.30	$7.47	1.46%	$1,000.00	$1,017.60	$7.32	1.46%
Class R6	$1,000.00	$1,061.60	$3.84	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class E	$1,000.00	$1,065.10	$0.36	0.07%	$1,000.00	$1,024.52	$0.35	0.07%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,166.80	$5.44	1.01%	$1,000.00	$1,019.84	$5.07	1.01%
Trust Class	$1,000.00	$1,165.40	$6.73	1.25%	$1,000.00	$1,018.65	$6.27	1.25%
Advisor Class	$1,000.00	$1,164.40	$7.53	1.40%	$1,000.00	$1,017.90	$7.02	1.40%
Institutional Class	$1,000.00	$1,167.10	$4.85	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Class A	$1,000.00	$1,165.10	$6.78	1.26%	$1,000.00	$1,018.60	$6.32	1.26%
Class C	$1,000.00	$1,160.90	$10.80	2.01%	$1,000.00	$1,014.87	$10.07	2.01%
Class R3	$1,000.00	$1,163.70	$8.12	1.51%	$1,000.00	$1,017.35	$7.57	1.51%
Class R6	$1,000.00	$1,168.00	$4.31	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Sustainable Equity Fund
Investor Class	$1,000.00	$1,187.20	$4.73	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Trust Class	$1,000.00	$1,186.40	$5.71	1.05%	$1,000.00	$1,019.64	$5.27	1.05%
Institutional Class	$1,000.00	$1,188.60	$3.81	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Class A	$1,000.00	$1,186.30	$5.76	1.06%	$1,000.00	$1,019.59	$5.32	1.06%
Class C	$1,000.00	$1,181.90	$9.82	1.81%	$1,000.00	$1,015.86	$9.07	1.81%
Class R3	$1,000.00	$1,184.50	$7.17	1.32%	$1,000.00	$1,018.30	$6.62	1.32%
Class R6	$1,000.00	$1,188.90	$3.27	0.60%	$1,000.00	$1,021.88	$3.02	0.60%
Class E	$1,000.00	$1,150.30	$0.15(4)	0.06%	$1,000.00	$1,024.57	$0.30	0.06%
U.S. Equity Impact Fund
Institutional Class	$1,000.00	$1,108.10	$4.72	0.90%	$1,000.00	$1,020.39	$4.52	0.90%
Class A	$1,000.00	$1,106.40	$6.60	1.26%	$1,000.00	$1,018.60	$6.32	1.26%
Class C	$1,000.00	$1,102.00	$10.50	2.01%	$1,000.00	$1,014.87	$10.07	2.01%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Consolidated Financial Statements).
(4)
Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by
86/366 (to reflect the period shown of December 6, 2023 (Commencement of Operations) to February 29, 2024).

Legend February 29, 2024 (Unaudited)
Neuberger Berman Equity Funds
Counterparties:
SSB	= State Street Bank and Trust Company
Investment Methods:
PIPE	= Private investment in public equity
Other Abbreviations:
ADR	= American Depositary Receipt
CVR	= Contingent Value Right
Management or NBIA	= Neuberger Berman Investment Advisers LLC
PJSC	= Public Joint Stock Company
Currency Abbreviations:
INR	= Indian Rupee

Schedule of Investments Dividend Growth Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 94.9%
Banks 3.7%
11,650	JPMorgan Chase & Co.	$2,167,599
8,550	PNC Financial Services Group, Inc.	1,258,560
		3,426,159
Capital Markets 6.5%
1,275	BlackRock, Inc.	1,034,459
7,700	Cboe Global Markets, Inc.	1,478,400
30,325	Charles Schwab Corp.	2,025,103
18,300	Morgan Stanley	1,574,532
		6,112,494
Chemicals 1.2%
20,140	Novozymes AS Class B	1,135,421
Commercial Services & Supplies 0.3%
2,853	Veralto Corp.	246,556
Consumer Finance 1.4%
6,050	American Express Co.	1,327,491
Consumer Staples Distribution & Retail 1.8%
28,800	Walmart, Inc.	1,687,968
Distributors 1.6%
28,250	LKQ Corp.	1,477,193
Electronic Equipment, Instruments & Components 4.5%
30,400	Amphenol Corp. Class A	3,320,896
26,770	Corning, Inc.	863,065
		4,183,961
Energy Equipment & Services 1.2%
23,025	Schlumberger NV	1,112,798
Entertainment 5.2%
21,550	Electronic Arts, Inc.	3,005,794
16,375	Walt Disney Co.	1,827,122
		4,832,916
Financial Services 0.6%
16,850	Equitable Holdings, Inc.	576,944
Food Products 4.2%
15,075	McCormick & Co., Inc.	1,038,065
1,285	McCormick & Co., Inc.	86,930
20,150	Mondelez International, Inc. Class A	1,472,360
41,025	Tootsie Roll Industries, Inc.	1,334,133
		3,931,488
Ground Transportation 1.7%
42,425	CSX Corp.	1,609,605
Number of Shares		Value
Health Care Equipment & Supplies 1.8%
4,150	Becton Dickinson & Co.	$977,533
8,975	Medtronic PLC	748,156
		1,725,689
Health Care Providers & Services 0.9%
2,515	Humana, Inc.	881,055
Industrial Conglomerates 1.7%
8,200	Honeywell International, Inc.	1,629,586
Industrial REITs 1.5%
22,310	Terreno Realty Corp.	1,434,533
Insurance 1.9%
2,675	Aon PLC Class A	845,273
4,775	Marsh & McLennan Cos., Inc.	965,839
		1,811,112
Life Sciences Tools & Services 4.9%
13,535	Agilent Technologies, Inc.	1,859,168
10,910	Danaher Corp.	2,761,757
		4,620,925
Machinery 1.4%
5,050	Nordson Corp.	1,341,533
Media 2.0%
43,200	Comcast Corp. Class A	1,851,120
Metals & Mining 2.8%
29,125	Freeport-McMoRan, Inc.	1,101,216
37,325	Wheaton Precious Metals Corp.	1,537,417
		2,638,633
Multi-Utilities 1.4%
12,400	DTE Energy Co.	1,343,540
Office REITs 1.6%
80,310	Equity Commonwealth	1,512,237
Oil, Gas & Consumable Fuels 2.4%
36,500	Devon Energy Corp.	1,608,190
13,894	Shell PLC	430,918
3,560	Shell PLC ADR	223,675
		2,262,783
Pharmaceuticals 5.2%
35,885	AstraZeneca PLC ADR	2,302,382
3,390	Eli Lilly & Co.	2,554,975
		4,857,357
Professional Services 1.2%
4,300	Automatic Data Processing, Inc.	1,079,859
Semiconductors & Semiconductor Equipment 13.5%
15,675	Analog Devices, Inc.	3,006,778
18,280	Applied Materials, Inc.	3,685,614
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
22,675	QUALCOMM, Inc.	$3,577,888
13,955	Universal Display Corp.	2,434,031
		12,704,311
Software 5.9%
2,370	Intuit, Inc.	1,571,049
9,675	Microsoft Corp.	4,001,967
		5,573,016
Specialty Retail 2.2%
21,100	TJX Cos., Inc.	2,091,854
Technology Hardware, Storage & Peripherals 2.7%
14,250	Apple, Inc.	2,575,687
Textiles, Apparel & Luxury Goods 4.2%
13,220	Cie Financiere Richemont SA Class A	2,101,806
17,570	NIKE, Inc. Class B	1,826,050
		3,927,856
Number of Shares		Value
Wireless Telecommunication Services 1.8%
10,225	T-Mobile U.S., Inc.	$1,669,743

Total Common Stocks (Cost $59,688,232)		89,193,423

Short-Term Investments 3.9%
Investment Companies 3.9%
3,644,278	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(a) (Cost $3,644,278)	3,644,278
Total Investments 98.8% (Cost $63,332,510)		92,837,701
Other Assets Less Liabilities 1.2%		1,164,521
Net Assets 100.0%		$94,002,222

(a)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$89,193,423	$—	$—	$89,193,423
Short-Term Investments	—	3,644,278	—	3,644,278
Total Investments	$89,193,423	$3,644,278	$—	$92,837,701

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 96.1%
Australia 1.3%
58,480	Rio Tinto PLC	$3,749,281
Brazil 4.8%
591,955	B3 SA - Brasil Bolsa Balcao	1,527,787
277,958	Banco BTG Pactual SA	2,034,739
231,227	Banco do Brasil SA	2,691,315
555,710	Embraer SA*	2,730,984
353,311	Equatorial Energia SA	2,429,275
348,357	Petroleo Brasileiro SA	2,812,869
		14,226,969
Canada 0.4%
81,202	Parex Resources, Inc.(a)	1,310,337
Chile 0.8%
105,370	Antofagasta PLC	2,417,429
China 19.5%
3,834,800	Agricultural Bank of China Ltd. Class A	2,229,659
671,536	Alibaba Group Holding Ltd.	6,252,631
9,671,000	China Construction Bank Corp. Class H	6,027,777
234,000	China Resources Beer Holdings Co. Ltd.	1,014,663
1,260,000	Foxconn Industrial Internet Co. Ltd. Class A	3,267,845
77,552	KE Holdings, Inc. ADR	1,053,932
12,302	Kweichow Moutai Co. Ltd. Class A	2,893,524
216,300	Meituan Class B*(b)	2,204,578
777,597	NARI Technology Co. Ltd. Class A	2,501,207
33,465	NetEase, Inc. ADR	3,611,543
27,205	PDD Holdings, Inc. ADR*	3,388,111
277,141	Shenzhen Inovance Technology Co. Ltd. Class A	2,430,906
61,716	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	2,476,553
200,700	Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	2,255,591
274,950	Sieyuan Electric Co. Ltd. Class A	2,184,674
333,900	Tencent Holdings Ltd.	11,821,582
46,577	Trip.com Group Ltd. ADR*	2,071,279
		57,686,055
Hong Kong 1.6%
421,200	AIA Group Ltd.	3,421,460
Number of Shares		Value
Hong Kong – cont'd
42,800	Hong Kong Exchanges & Clearing Ltd.	$1,327,267
		4,748,727
Hungary 1.6%
44,794	OTP Bank Nyrt	2,147,663
95,891	Richter Gedeon Nyrt	2,552,860
		4,700,523
India 23.8%
12,416,910	API Holdings Ltd.*#(c)(d)	724,802
32,818	Apollo Hospitals Enterprise Ltd.	2,422,277
615,622	Aptus Value Housing Finance India Ltd.	2,628,317
344,503	ASK Automotive Ltd.*	1,219,235
19,386	Bajaj Finance Ltd.	1,522,461
912,491	Bharat Electronics Ltd.	2,262,072
130,733	Bharti Airtel Ltd.	1,770,305
176,349	Cholamandalam Investment & Finance Co. Ltd.	2,323,458
617,635	CMS Info Systems Ltd.	2,868,945
60,759	Doms Industries Ltd.*	1,110,045
38,825	GMM Pfaudler Ltd.	613,376
131,348	HDFC Bank Ltd.	2,230,102
27,463	Hero MotoCorp Ltd.	1,461,348
210,240	ICICI Bank Ltd.	2,674,900
124,779	IndusInd Bank Ltd.	2,227,072
126,524	JB Chemicals & Pharmaceuticals Ltd.	2,354,503
268,186	Jupiter Life Line Hospitals Ltd.*#(d)	4,452,082
242,055	Jyoti CNC Automation Ltd.*#(b)	1,719,451
234,588	Jyoti CNC Automation Ltd.*(b)	1,666,408
62,030	Kaynes Technology India Ltd.*	2,272,816
62,753	Larsen & Toubro Ltd.	2,634,504
4,084	Pine Labs PTE Ltd.*#(c)(d)	1,291,933
121,133	Reliance Industries Ltd.	4,281,556
1,758,380	SBFC Finance Ltd.*	1,795,147
130,281	Sun Pharmaceutical Industries Ltd.	2,475,639
523,807	Texmaco Rail & Engineering Ltd.	1,231,242
34,121	Tube Investments of India Ltd.	1,427,945
112,520	Venus Pipes & Tubes Ltd.(b)	2,483,368
29,153	Voltamp Transformers Ltd.	3,167,368
274,550	Xpro India Ltd.*	3,891,621
62,059	Yasho Industries Ltd.	1,571,753
810,094	Zaggle Prepaid Ocean Services Ltd.*	3,487,900
		70,263,951
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Indonesia 2.9%
2,523,400	Bank Central Asia Tbk. PT	$1,585,656
8,635,700	Bank Negara Indonesia Persero Tbk. PT	3,297,117
9,168,400	Bank Rakyat Indonesia Persero Tbk. PT	3,573,430
		8,456,203
Korea 10.7%
25,902	DB Insurance Co. Ltd.*	1,921,837
56,217	Kia Corp.*	5,256,095
277,871	Samsung Electronics Co. Ltd.	15,316,710
78,073	SK Hynix, Inc.	9,158,158
		31,652,800
Mexico 2.6%
1,145,624	FIBRA Macquarie Mexico(b)	2,256,397
274,130	Grupo Financiero Banorte SAB de CV Class O	2,835,509
634,144	Wal-Mart de Mexico SAB de CV	2,532,967
		7,624,873
Peru 0.9%
14,956	Credicorp Ltd.	2,555,681
Philippines 1.9%
1,100,980	BDO Unibank, Inc.	2,996,530
159,720	SM Investments Corp.	2,670,760
		5,667,290
Poland 0.7%
18,695	Dino Polska SA*(b)	2,175,645
Saudi Arabia 2.9%
114,379	Al Rajhi Bank	2,714,378
63,674	Al-Dawaa Medical Services Co.	1,942,326
138,523	Alinma Bank	1,623,360
285,645	Saudi Arabian Oil Co.(b)	2,414,459
		8,694,523
South Africa 1.1%
135,384	Bid Corp. Ltd.	3,167,195
Taiwan 13.3%
112,600	Accton Technology Corp.	1,848,792
140,000	Asia Vital Components Co. Ltd.	2,356,254
924,000	Far EasTone Telecommunications Co. Ltd.	2,300,536
106,779	Hiwin Technologies Corp.	810,736
119,000	MediaTek, Inc.	4,291,748
1,129,839	Taiwan Semiconductor Manufacturing Co. Ltd.	24,663,120
Number of Shares		Value
Taiwan – cont'd
1,270,000	Uni-President Enterprises Corp.	$3,081,637
		39,352,823
United Arab Emirates 1.6%
2,218,345	Adnoc Gas PLC	1,902,500
1,587,013	Dubai Islamic Bank PJSC	2,782,603
		4,685,103
United States 3.7%
13,393	Globant SA*	2,988,916
36,235	Las Vegas Sands Corp.	1,975,532
7,575	NVIDIA Corp.	5,992,734
		10,957,182

Total Common Stocks (Cost $250,548,996)		284,092,590
Preferred Stocks 3.6%
India 3.6%
217,973	Gupshup, Inc., Series F*#(c)(d)	3,500,646
9,762	Pine Labs PTE Ltd., Series 1*#(c)(d)	3,088,111
2,439	Pine Labs PTE Ltd., Series A*#(c)(d)	771,553
2,654	Pine Labs PTE Ltd., Series B*#(c)(d)	839,566
2,147	Pine Labs PTE Ltd., Series B2*#(c)(d)	679,204
3,993	Pine Labs PTE Ltd., Series C*#(c)(d)	1,263,226
841	Pine Labs PTE Ltd., Series C1*#(c)(d)	266,160
900	Pine Labs PTE Ltd., Series D*#(c)(d)	284,958
Total Preferred Stocks (Cost $13,478,212)		10,693,424

Short-Term Investments 0.4%
Investment Companies 0.4%
226,601	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(e)	226,601
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Investment Companies – cont'd
1,063,952	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)(f)	$1,063,952
Total Short-Term Investments (Cost $1,290,553)		1,290,553
Total Investments 100.1% (Cost $265,317,761)		296,076,567
Liabilities Less Other Assets (0.1)%		(371,502)
Net Assets 100.0%		$295,705,065

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $1,283,458, collateralized by cash collateral of $1,063,952 and non-cash
(U.S. Treasury Securities) collateral of $290,718 for the Fund (see Note A of the Notes to Financial
Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $14,920,306, which represents 5.0% of net assets of the
Fund.

(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of February 29, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 29, 2024 amounted to $17,162,241, which represents
5.8% of net assets of the Fund.

(e)	Represents 7-day effective yield as of February 29, 2024.
(f)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)  (cont’d)
#  This security is subject to restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $18,881,692, which represents 6.4% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/29/2024	Fair Value Percentage of Net Assets as of 2/29/2024
API Holdings Ltd.	10/18/2021	$8,879,972	$724,802	0.3%
Gupshup, Inc. (Ser. F Preferred Shares)	7/16/2021	4,983,996	3,500,646	1.2%
Jupiter Life Line Hospitals Ltd.	8/18/2023	2,371,935	4,452,082	1.5%
Jyoti CNC Automation Ltd.	1/15/2024	963,896	1,719,451	0.6%
Pine Labs PTE Ltd.	7/6/2021	1,525,790	1,291,933	0.4%
Pine Labs PTE Ltd. (Series 1 Preferred Shares)	7/6/2021	3,647,103	3,088,111	1.0%
Pine Labs PTE Ltd. (Series A Preferred Shares)	7/6/2021	911,215	771,553	0.3%
Pine Labs PTE Ltd. (Series B Preferred Shares)	7/6/2021	991,540	839,566	0.3%
Pine Labs PTE Ltd. (Series B2 Preferred Shares)	7/6/2021	802,124	679,204	0.2%
Pine Labs PTE Ltd. (Series C Preferred Shares)	7/6/2021	1,491,793	1,263,226	0.4%
Pine Labs PTE Ltd. (Series C1 Preferred Shares)	7/6/2021	314,199	266,160	0.1%
Pine Labs PTE Ltd. (Series D Preferred Shares)	7/6/2021	336,242	284,958	0.1%
Total		$27,219,805	$18,881,692	6.4%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$44,192,752	14.9%
Semiconductors & Semiconductor Equipment	44,105,760	14.9%
Technology Hardware, Storage & Peripherals	17,672,964	6.0%
IT Services	14,974,273	5.1%
Oil, Gas & Consumable Fuels	12,721,721	4.3%
Interactive Media & Services	11,821,582	4.0%
Consumer Staples Distribution & Retail	9,818,133	3.3%
Broadline Retail	9,640,742	3.3%
Metals & Mining	8,650,078	2.9%
Machinery	8,472,119	2.9%
Pharmaceuticals	8,107,804	2.7%
Electrical Equipment	7,853,249	2.7%
Automobiles	6,717,443	2.3%
Hotels, Restaurants & Leisure	6,251,389	2.1%
Consumer Finance	5,641,066	1.9%
Electronic Equipment, Instruments & Components	5,540,661	1.9%
Chemicals	5,463,374	1.8%
Insurance	5,343,297	1.8%
Aerospace & Defense	4,993,056	1.7%
Capital Markets	4,889,793	1.7%
Health Care Equipment & Supplies	4,732,144	1.6%
Healthcare-Services	4,452,082	1.5%
Wireless Telecommunication Services	4,070,841	1.4%
Commercial Services & Supplies	3,978,990	1.3%
Beverages	3,908,187	1.3%
Entertainment	3,611,543	1.2%
Software	3,487,900	1.2%
Food Products	3,081,637	1.0%
Industrial Conglomerates	2,670,760	0.9%
Automobile Components	2,647,180	0.9%
Construction & Engineering	2,634,504	0.9%
Financial Services	2,628,317	0.9%
Electric Utilities	2,429,275	0.8%
Health Care Providers & Services	2,422,277	0.8%
Industrial REITs	2,256,397	0.8%
Communications Equipment	1,848,792	0.6%
Real Estate Management & Development	1,053,932	0.4%
Short-Term Investments and Other Liabilities—Net	919,051	0.3%
	$295,705,065	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
India	$63,795,134	$4,452,082	$2,016,735	$70,263,951
Other Common Stocks#	213,828,639	—	—	213,828,639
Total Common Stocks	277,623,773	4,452,082	2,016,735	284,092,590
Preferred Stocks#	—	—	10,693,424	10,693,424
Short-Term Investments	—	1,290,553	—	1,290,553
Total Investments	$277,623,773	$5,742,635	$12,710,159	$296,076,567

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2024
Investments in Securities:
Common Stocks(1)	$21,813	$—	$9,523	$(10,647)	$—	$(16,300)	$—	$(2,372)	$2,017	$(47)
Preferred Stocks(1)	10,303	—	—	390	—	—	—	—	10,693	390
Total	$32,116	$—	$9,523	$(10,257)	$—	$(16,300)	$—	$(2,372)	$12,710	$343
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/29/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$1,291,933	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	11.3x	11.3x	Increase
			Discount Rate	5.4%	5.4%	Decrease
			Term (Years)	1.1	1.1	Increase
			Expected Volatility	55%	55%	Increase
Common Stocks	724,802	Market Approach	Transaction Price	INR 4.84	INR 4.84	Increase
Preferred Stocks	10,693,424	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	6.6x - 11.8x	10.0x	Increase
			Discount Rate	4.9% - 5.0%	5.0%	Decrease
			Term (Years)	0.6 - 0.9	0.7	Increase
			Expected Volatility	55% - 70%	60.1%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund^ (Unaudited)  (cont’d)
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 99.0%
Aerospace & Defense 2.5%
52,440	Lockheed Martin Corp.	$22,456,906
Banks 7.2%
130,430	JPMorgan Chase & Co.(a)	24,267,806
69,525	PNC Financial Services Group, Inc.(a)	10,234,080
531,250	Wells Fargo & Co.	29,532,187
		64,034,073
Beverages 3.9%
151,960	Coca-Cola Co.	9,120,639
415,245	Keurig Dr Pepper, Inc.	12,419,978
79,125	PepsiCo, Inc.	13,082,528
		34,623,145
Biotechnology 1.3%
160,000	Gilead Sciences, Inc.	11,536,000
Capital Markets 4.3%
88,475	CME Group, Inc.	19,495,466
20,545	Goldman Sachs Group, Inc.	7,993,032
127,500	Morgan Stanley	10,970,100
		38,458,598
Communications Equipment 1.5%
284,020	Cisco Systems, Inc.	13,738,047
Construction & Engineering 4.2%
695,832	Ferrovial SE	26,058,701
519,825	MDU Resources Group, Inc.	11,269,806
		37,328,507
Construction Materials 3.9%
233,450	CRH PLC	19,682,170
155,600	Heidelberg Materials AG	15,085,064
		34,767,234
Diversified Telecommunication Services 1.9%
9,621,900	Singapore Telecommunications Ltd.	16,804,626
Electric Utilities 1.9%
306,400	NextEra Energy, Inc.(a)	16,910,216
Electrical Equipment 5.9%
94,365	Eaton Corp. PLC	27,271,485
241,055	Emerson Electric Co.	25,756,727
		53,028,212
Ground Transportation 1.6%
56,050	Union Pacific Corp.	14,219,325
Health Care Providers & Services 1.8%
219,275	CVS Health Corp.	16,307,482
Number of Shares		Value
Hotels, Restaurants & Leisure 3.4%
98,875	Darden Restaurants, Inc.	$16,878,951
46,210	McDonald's Corp.	13,506,259
		30,385,210
Household Products 1.6%
91,324	Procter & Gamble Co.	14,515,037
Industrial REITs 1.7%
69,978	Prologis, Inc.	9,325,968
84,375	Terreno Realty Corp.	5,425,313
		14,751,281
Insurance 4.2%
237,125	American International Group, Inc.	17,284,041
107,625	Progressive Corp.	20,401,395
		37,685,436
IT Services 1.5%
72,703	International Business Machines Corp.	13,452,236
Machinery 0.2%
5,835	Deere & Co.	2,130,067
Metals & Mining 3.8%
483,500	Agnico Eagle Mines Ltd.	23,237,010
164,250	Rio Tinto PLC ADR	10,599,052
		33,836,062
Multi-Utilities 5.1%
169,200	Ameren Corp.	12,045,348
886,125	CenterPoint Energy, Inc.	24,368,437
124,100	Sempra	8,761,460
		45,175,245
Oil, Gas & Consumable Fuels 8.7%
227,925	Chesapeake Energy Corp.	18,867,632
259,908	ConocoPhillips	29,250,046
88,175	Pioneer Natural Resources Co.	20,737,878
257,700	Williams Cos., Inc.	9,261,738
		78,117,294
Pharmaceuticals 9.6%
390,175	AstraZeneca PLC ADR	25,033,628
57,932	Johnson & Johnson	9,349,066
281,400	Merck & Co., Inc.	35,780,010
489,842	Roche Holding AG ADR	16,032,529
		86,195,233
Professional Services 2.1%
155,075	Paychex, Inc.	19,015,297
Retail REITs 2.6%
1,034,650	Brixmor Property Group, Inc.	23,393,436
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Semiconductors & Semiconductor Equipment 3.5%
50,335	Analog Devices, Inc.	$9,655,260
30,000	Intel Corp.	1,291,500
54,040	QUALCOMM, Inc.(a)	8,526,972
67,450	Texas Instruments, Inc.	11,286,408
		30,760,140
Software 1.9%
41,725	Microsoft Corp.	17,259,129
Specialized REITs 3.8%
186,500	Lamar Advertising Co. Class A	20,617,575
439,370	VICI Properties, Inc.	13,150,344
		33,767,919
Specialty Retail 1.8%
42,700	Home Depot, Inc.	16,252,047
Trading Companies & Distributors 1.6%
36,495	Watsco, Inc.	14,383,409

Total Common Stocks (Cost $649,954,156)		885,286,849
Principal Amount
Convertible Bonds 0.8%
Electric Utilities 0.8%
$7,355,000	Alliant Energy Corp., 3.88%, due 3/15/2026(b) (Cost $7,355,000)	7,130,673
Number of Shares		Value

Short-Term Investments 0.0%(c)
Investment Companies 0.0%(c)
270,662	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(d) (Cost $270,662)	$270,662
Total Investments 99.8% (Cost $657,579,818)		892,688,184
Other Assets Less Liabilities 0.2%(e)		1,485,210
Net Assets 100.0%		$894,173,394

(a)	All or a portion of this security is pledged as collateral for options written.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 29, 2024, these securities amounted to $7,130,673, which represents 0.8% of net assets of the Fund.

(c)	Represents less than 0.05% of net assets of the Fund.
(d)	Represents 7-day effective yield as of February 29, 2024.
(e)	Includes the impact of the Fund’s open positions in derivatives at February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$801,658,142	89.6%
United Kingdom	25,033,628	2.8%
Canada	23,237,010	2.6%
Singapore	16,804,626	1.9%
Germany	15,085,064	1.7%
Australia	10,599,052	1.2%
Short-Term Investments and Other Assets—Net	1,755,872	0.2%
	$894,173,394	100.0%
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At February 29, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Electrical Equipment
Eaton Corp. PLC	75	$(2,167,500)	$290	3/15/2024	$(32,625)
Eaton Corp. PLC	75	(2,167,500)	310	4/19/2024	(18,188)
					(50,813)
Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	100	(1,707,100)	180	3/15/2024	(2,500)
Pharmaceuticals
Merck & Co., Inc.	150	(1,907,250)	135	3/15/2024	(1,350)
Merck & Co., Inc.	2	(25,430)	140	3/15/2024	(8)
Merck & Co., Inc.	200	(2,543,000)	140	4/19/2024	(3,900)
					(5,258)
Software
Microsoft Corp.	50	(2,068,200)	450	3/15/2024	(800)

Total calls					$(59,371)
Puts
Capital Markets
Blackstone, Inc.	200	(2,556,400)	90	3/15/2024	(600)
Blackstone, Inc.	200	(2,556,400)	95	3/15/2024	(800)(a)(b)
					(1,400)
Chemicals
Air Products & Chemicals, Inc.	100	(2,340,400)	200	3/15/2024	(1,250)
Health Care Equipment & Supplies
Becton Dickinson & Co.	131	(3,085,705)	210	3/15/2024	(2,358)(a)(b)
Becton Dickinson & Co.	150	(3,533,250)	215	3/15/2024	(3,000)
					(5,358)
Hotels, Restaurants & Leisure
McDonald's Corp.	150	(4,384,200)	260	4/19/2024	(5,175)
IT Services
International Business Machines Corp.	200	(3,700,600)	170	3/15/2024	(3,700)
Media
Comcast Corp.	750	(3,213,750)	37.5	3/15/2024	(1,125)
Comcast Corp.	750	(3,213,750)	35	4/19/2024	(5,625)
					(6,750)
Metals & Mining
Freeport-McMoRan, Inc.	1,000	(3,781,000)	33	3/15/2024	(11,500)
See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Metals & Mining (cont’d)
Freeport-McMoRan, Inc.	1,000	$(3,781,000)	$34	3/15/2024	$(9,000)
					(20,500)
Semiconductors & Semiconductor Equipment
Intel Corp.	500	(2,152,500)	37	3/15/2024	(1,500)
Intel Corp.	500	(2,152,500)	38	3/15/2024	(2,250)
QUALCOMM, Inc.	150	(2,366,850)	125	3/15/2024	(900)
QUALCOMM, Inc.	150	(2,366,850)	120	4/19/2024	(1,725)
Texas Instruments, Inc.	300	(5,019,900)	135	3/15/2024	(600)
Texas Instruments, Inc.	300	(5,019,900)	140	3/15/2024	(18,300)
					(25,275)
Total puts					$(69,408)
Total options written (premium received $164,503)					$(128,779)

(a)	Value determined using significant unobservable inputs.
(b)	Security fair valued as of February 29, 2024 in accordance with procedures approved by the valuation designee.
For the six months ended February 29, 2024, the average market value for the months where the Fund had options written outstanding was $(86,111). At February 29, 2024, the Fund had securities pledged in the amount of $28,106,988 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$885,286,849	$—	$—	$885,286,849
Convertible Bonds#	—	7,130,673	—	7,130,673
Short-Term Investments	—	270,662	—	270,662
Total Investments	$885,286,849	$7,401,335	$—	$892,688,184

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of February 29, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(125,621)	$—	$(3,158)	$(128,779)
Total	$(125,621)	$—	$(3,158)	$(128,779)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of derivative investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2024
Other Financial Instruments
Written Option Contracts(1)	$(1)	$—	$10	$(6)	$—	$(6)	$—	$—	$(3)	$3
Total	$(1)	$—	$10	$(6)	$—	$(6)	$—	$—	$(3)	$3
(1) At February 29, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 93.1%
Aerospace & Defense 3.1%
130,091	Airbus SE	$21,503,714
Banks 2.0%
536,905	ICICI Bank Ltd. ADR	13,750,137
Beverages 2.0%
271,923	Diageo PLC	10,167,014
119,090	Keurig Dr Pepper, Inc.	3,561,982
		13,728,996
Broadline Retail 6.7%
188,866	Amazon.com, Inc.*	33,383,954
7,654	MercadoLibre, Inc.*	12,210,426
		45,594,380
Chemicals 1.0%
35,394	Air Liquide SA	7,187,892
Construction Materials 2.5%
199,466	CRH PLC(a)	16,816,979
Diversified Telecommunication Services 3.1%
882,919	Deutsche Telekom AG	20,979,371
Electric Utilities 1.5%
180,874	NextEra Energy, Inc.	9,982,436
Entertainment 0.7%
54,076	TKO Group Holdings, Inc.	4,527,784
Financial Services 5.7%
115,071	Fiserv, Inc.*	17,176,648
75,965	Visa, Inc. Class A	21,470,748
		38,647,396
Food Products 0.9%
57,926	Lamb Weston Holdings, Inc.	5,920,616
Ground Transportation 5.6%
81,512	Canadian National Railway Co.	10,568,962
131,601	Canadian Pacific Kansas City Ltd.	11,173,697
203,571	Uber Technologies, Inc.*	16,183,895
		37,926,554
Health Care Equipment & Supplies 3.4%
351,178	Boston Scientific Corp.*	23,251,495
Health Care Providers & Services 1.8%
7,728	Elevance Health, Inc.	3,873,660
16,857	UnitedHealth Group, Inc.	8,320,615
		12,194,275
Hotels, Restaurants & Leisure 1.1%
133,333	Las Vegas Sands Corp.	7,269,315
Number of Shares		Value
Household Durables 1.4%
110,800	Sony Group Corp.	$9,567,143
Household Products 1.2%
52,254	Procter & Gamble Co.	8,305,251
Insurance 2.6%
92,373	Progressive Corp.	17,510,226
Interactive Media & Services 6.7%
119,615	Alphabet, Inc. Class C*	16,719,785
59,959	Meta Platforms, Inc. Class A	29,387,704
		46,107,489
IT Services 0.7%
10,970	Gartner, Inc.*	5,107,193
Life Sciences Tools & Services 1.7%
20,726	Thermo Fisher Scientific, Inc.	11,817,551
Oil, Gas & Consumable Fuels 2.6%
41,427	EOG Resources, Inc.	4,741,734
204,585	Shell PLC ADR	12,854,076
		17,595,810
Personal Care Products 2.1%
30,181	L'Oreal SA	14,408,081
Pharmaceuticals 1.2%
128,465	AstraZeneca PLC ADR	8,242,314
Professional Services 1.6%
142,664	TransUnion	11,075,006
Semiconductors & Semiconductor Equipment 8.9%
42,864	Analog Devices, Inc.	8,222,172
17,126	Lam Research Corp.	16,068,470
31,434	NVIDIA Corp.	24,868,066
90,116	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	11,595,226
		60,753,934
Software 14.2%
90,909	Arctic Wolf Networks, Inc.*#(b)(c)	972,608
8,300	Constellation Software, Inc.	23,107,716
81,870	Microsoft Corp.	33,864,707
115,313	Oracle Corp.	12,878,156
54,044	Salesforce, Inc.*	16,689,868
12,462	ServiceNow, Inc.*	9,612,439
		97,125,494
Technology Hardware, Storage & Peripherals 3.8%
144,647	Apple, Inc.	26,144,945
Textiles, Apparel & Luxury Goods 2.5%
18,952	LVMH Moet Hennessy Louis Vuitton SE	17,263,335
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Wireless Telecommunication Services 0.8%
33,790	T-Mobile U.S., Inc.	$5,517,907

Total Common Stocks (Cost $475,923,384)		635,823,019
Preferred Stocks 0.5%
Internet 0.2%
1,000	Fabletics LLC, Series G*#(b)(c)	1,150,200
IT Services 0.2%
106,691	Druva, Inc., Series 5*#(b)(c)	1,022,100
Software 0.1%
63,363	Videoamp, Inc., Series F1*#(b)(c)	999,868

Total Preferred Stocks (Cost $2,999,995)		3,172,168

Warrants 0.0%(d)
Software 0.0%(d)
10,268	Constellation Software, Inc. Expires 3/31/2040*(b)(c) (Cost $0)	1
Number of Shares		Value

Short-Term Investments 6.4%
Investment Companies 6.4%
43,250,782	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(e)	$43,250,782
775,706	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)(f)	775,706
Total Short-Term Investments (Cost $44,026,488)		44,026,488
Total Investments 100.0% (Cost $522,949,867)		683,021,676
Liabilities Less Other Assets (0.0)%(d)		(8,074)
Net Assets 100.0%		$683,013,602

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $1,173,089 for the Fund (see Note A of the Notes to Financial Statements).

(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of February 29, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 29, 2024 amounted to $4,144,777, which represents
0.6% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets of the Fund.
(e)	Represents 7-day effective yield as of February 29, 2024.
(f)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited)  (cont’d)
#
This security is subject to restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $4,144,776, which represents 0.6% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/29/2024	Fair Value Percentage of Net Assets as of 2/29/2024
Arctic Wolf Networks, Inc.	12/31/2021	$999,999	$972,608	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	1,000,000	1,022,100	0.2%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	1,000,000	1,150,200	0.2%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	999,995	999,868	0.1%
Total		$3,999,994	$4,144,776	0.6%

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$434,416,083	63.6%
France	60,363,022	8.8%
Canada	44,850,376	6.6%
Germany	20,979,371	3.1%
United Kingdom	18,409,328	2.7%
India	13,750,137	2.0%
Netherlands	12,854,076	1.9%
Brazil	12,210,426	1.8%
Taiwan	11,595,226	1.7%
Japan	9,567,143	1.4%
Short-Term Investments and Other Liabilities—Net	44,018,414	6.4%
	$683,013,602	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Software	$96,152,886	$—	$972,608	$97,125,494
Other Common Stocks#	538,697,525	—	—	538,697,525
Total Common Stocks	634,850,411	—	972,608	635,823,019
Preferred Stocks#	—	—	3,172,168	3,172,168
Warrants#	—	—	1	1
Short-Term Investments	—	44,026,488	—	44,026,488
Total Investments	$634,850,411	$44,026,488	$4,144,777	$683,021,676

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Focus Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2024
Investments in Securities:
Common Stocks(1)	$1,077	$—	$—	$(104)	$—	$—	$—	$—	$973	$(104)
Preferred Stocks(1)	3,243	—	—	(71)	—	—	—	—	3,172	(71)
Warrants(2)	—	—	—	—	—	—	—	—	—	—
Total	$4,320	$—	$—	$(175)	$—	$—	$—	$—	$4,145	$(175)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/29/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$972,608	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	11.9x	11.9x	Increase
			Discount Rate	5.1%	5.1%	Decrease
			Term (Years)	2.2	2.2	Increase
			Expected Volatility	80.0%	80.0%	Increase
Preferred Stocks	3,172,168	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	2.9x - 7.3x	5.6x	Increase
			Discount Rate	3.6% - 5.1%	4.3%	Decrease
			Term (Years)	0.8 - 3.9	2.4	Increase
			Expected Volatility	55% - 65%	59.8%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At February 29, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 98.7%
Automobile Components 1.0%
1,384,323	Fox Factory Holding Corp.*	$70,032,900
259,862	LCI Industries	32,737,415
		102,770,315
Banks 6.1%
905,967	Bank of Hawaii Corp.	54,611,691
2,024,735	Community Bank System, Inc.	91,720,495
919,752	Cullen/Frost Bankers, Inc.	99,802,290
2,312,283	First Financial Bankshares, Inc.	71,542,036
1,985,490	Glacier Bancorp, Inc.	74,297,036
753,400	Lakeland Financial Corp.	47,991,580
1,287,744	Prosperity Bancshares, Inc.	80,368,103
862,520	Stock Yards Bancorp, Inc.	39,512,041
2,506,313	United Community Banks, Inc.	65,189,201
		625,034,473
Building Products 2.3%
714,246	CSW Industrials, Inc.	164,555,136
4,965,476	Hayward Holdings, Inc.*	73,439,390
		237,994,526
Capital Markets 1.7%
461,176	Hamilton Lane, Inc. Class A	52,966,063
676,265	Houlihan Lokey, Inc.	87,008,255
155,497	MarketAxess Holdings, Inc.	33,184,615
		173,158,933
Chemicals 1.3%
3,556,261	Element Solutions, Inc.	83,572,134
250,384	Quaker Chemical Corp.	50,201,992
		133,774,126
Commercial Services & Supplies 2.7%
432,259	Casella Waste Systems, Inc. Class A*	38,946,536
1,852,724	Rollins, Inc.	81,649,546
917,496	Tetra Tech, Inc.	162,690,391
		283,286,473
Construction & Engineering 2.2%
1,032,316	Arcosa, Inc.	85,682,228
658,052	Valmont Industries, Inc.	139,460,960
		225,143,188
Construction Materials 2.3%
926,842	Eagle Materials, Inc.	235,000,789
Number of Shares		Value
Consumer Staples Distribution & Retail 0.3%
1,385,674	Grocery Outlet Holding Corp.*	$35,736,532
Containers & Packaging 1.1%
775,766	AptarGroup, Inc.	108,964,092
Distributors 1.9%
502,962	Pool Corp.	200,239,231
Diversified Consumer Services 0.7%
603,695	Bright Horizons Family Solutions, Inc.*	69,340,408
Electronic Equipment, Instruments & Components 3.5%
610,985	Advanced Energy Industries, Inc.	61,831,682
677,725	Littelfuse, Inc.	161,461,204
601,616	Novanta, Inc.*	104,043,471
291,743	Rogers Corp.*	32,695,638
		360,031,995
Energy Equipment & Services 2.7%
1,197,321	Cactus, Inc. Class A	54,957,034
3,266,339	Oceaneering International, Inc.*	64,542,859
1,793,590	Tidewater, Inc.*	125,605,108
6,368,505	Transocean Ltd.*	29,868,288
		274,973,289
Financial Services 1.4%
431,707	Jack Henry & Associates, Inc.	75,017,725
788,953	Shift4 Payments, Inc. Class A*	64,867,716
		139,885,441
Food Products 0.9%
1,156,922	Simply Good Foods Co.*	41,047,592
2,698,949	Utz Brands, Inc.	47,744,408
		88,792,000
Health Care Equipment & Supplies 3.2%
120,854	Atrion Corp.(a)	44,473,063
2,091,649	Haemonetics Corp.*	152,648,544
555,538	QuidelOrtho Corp.*	25,332,533
507,589	UFP Technologies, Inc.*(a)	105,735,865
		328,190,005
Health Care Providers & Services 2.3%
315,456	Chemed Corp.	197,516,465
160,976	CorVel Corp.*	39,278,144
		236,794,609
Health Care Technology 0.3%
876,686	Simulations Plus, Inc.	36,382,469
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Hotels, Restaurants & Leisure 1.5%
1,013,752	Texas Roadhouse, Inc.	$151,424,136
Household Durables 0.4%
179,734	Installed Building Products, Inc.	42,943,845
Household Products 1.3%
428,953	Church & Dwight Co., Inc.	42,946,774
356,560	WD-40 Co.	95,697,139
		138,643,913
Insurance 2.5%
1,250,907	AMERISAFE, Inc.(a)	65,997,853
2,313,664	Hagerty, Inc. Class A*	19,874,374
843,785	RLI Corp.	123,572,313
739,758	Stewart Information Services Corp.	46,589,959
		256,034,499
Life Sciences Tools & Services 4.4%
2,314,256	Bio-Techne Corp.	170,259,814
343,694	ICON PLC*	110,195,170
2,224,841	Stevanato Group SpA(a)	73,753,479
282,318	West Pharmaceutical Services, Inc.	101,171,479
		455,379,942
Machinery 13.6%
332,712	Crane Co.	40,444,471
546,600	Enerpac Tool Group Corp.	18,425,886
1,223,334	Esab Corp.	121,256,866
591,233	ESCO Technologies, Inc.	60,240,730
377,927	Federal Signal Corp.	30,956,001
1,220,195	Graco, Inc.	111,354,996
5,490,401	Hillman Solutions Corp.*	53,476,506
602,090	Kadant, Inc.(a)	203,084,957
539,277	Lindsay Corp.	64,341,139
412,761	Nordson Corp.	109,649,960
291,832	Omega Flex, Inc.	20,326,099
738,729	RBC Bearings, Inc.*	201,547,433
1,152,334	SPX Technologies, Inc.*	135,042,021
583,918	Standex International Corp.	101,017,814
1,346,621	Toro Co.	124,306,584
		1,395,471,463
Marine Transportation 1.8%
2,110,872	Kirby Corp.*	185,165,692
Media 2.3%
104,968	Cable One, Inc.	47,865,408
947,016	Nexstar Media Group, Inc. Class A	157,365,649
Number of Shares		Value
Media – cont'd
978,048	TechTarget, Inc.*	$31,013,902
		236,244,959
Oil, Gas & Consumable Fuels 3.0%
1,113,419	Matador Resources Co.	70,312,410
3,758,832	Sitio Royalties Corp. Class A	85,776,546
11,618,728	Southwestern Energy Co.*	80,982,534
26,570	Texas Pacific Land Corp.	41,858,910
826,166	Viper Energy, Inc.	29,857,639
		308,788,039
Pharmaceuticals 0.5%
1,120,078	Amphastar Pharmaceuticals, Inc.*	52,162,033
Professional Services 3.1%
550,659	CBIZ, Inc.*	41,591,274
414,541	CRA International, Inc.(a)	54,943,264
1,650,983	Exponent, Inc.	133,548,015
431,630	FTI Consulting, Inc.*	89,295,615
		319,378,168
Real Estate Management & Development 1.9%
224,743	Colliers International Group, Inc.	26,121,879
1,030,422	FirstService Corp.	169,947,500
		196,069,379
Semiconductors & Semiconductor Equipment 4.3%
2,831,898	Lattice Semiconductor Corp.*	216,951,706
635,193	MKS Instruments, Inc.	77,976,292
2,040,406	Power Integrations, Inc.	145,807,413
		440,735,411
Software 13.1%
559,990	Aspen Technology, Inc.*	108,576,461
1,015,981	CommVault Systems, Inc.*	97,239,542
1,127,352	Computer Modelling Group Ltd.	8,410,046
177,854	Fair Isaac Corp.*	225,858,573
991,008	Manhattan Associates, Inc.*	251,052,057
2,294,001	Model N, Inc.*(a)	56,340,665
1,232,718	Qualys, Inc.*	211,854,915
1,084,308	SPS Commerce, Inc.*	200,770,469
239,460	Tyler Technologies, Inc.*	104,677,544
2,413,676	Vertex, Inc. Class A*	81,051,240
		1,345,831,512
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Specialty Retail 4.4%
766,562	Asbury Automotive Group, Inc.*	$160,081,142
971,735	Floor & Decor Holdings, Inc. Class A*	117,696,543
349,583	Tractor Supply Co.	88,905,949
219,341	Winmark Corp.(a)	83,250,877
		449,934,511
Trading Companies & Distributors 2.7%
1,474,853	Richelieu Hardware Ltd.	47,424,813
407,597	SiteOne Landscape Supply, Inc.*	68,671,943
451,208	Transcat, Inc.*(a)	47,449,033
301,328	Watsco, Inc.	118,759,391
		282,305,180

Total Common Stocks (Cost $5,528,127,420)		10,152,005,576
Number of Shares		Value

Short-Term Investments 1.4%
Investment Companies 1.4%
6,016,955	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(b)	$6,016,955
139,382,344	State Street Institutional Treasury Plus Money Market Fund Premier Class, 5.26%(b)	139,382,344
Total Short-Term Investments (Cost $145,399,299)		145,399,299
Total Investments 100.1% (Cost $5,673,526,719)		10,297,404,875
Liabilities Less Other Assets (0.1)%		(9,921,873)
Net Assets 100.0%		$10,287,483,002

*	Non-income producing security.
(a)	Affiliated company (see Note F of the Notes to Financial Statements).
(b)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Genesis Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Trading Companies & Distributors	$234,880,367	$47,424,813	$—	$282,305,180
Other Common Stocks#	9,869,700,396	—	—	9,869,700,396
Total Common Stocks	10,104,580,763	47,424,813	—	10,152,005,576
Short-Term Investments	—	145,399,299	—	145,399,299
Total Investments	$10,104,580,763	$192,824,112	$—	$10,297,404,875

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 97.9%
Australia 0.6%
1,410,024	Glencore PLC	$6,677,192
Austria 0.8%
142,667	BAWAG Group AG*(a)	8,056,658
Belgium 2.0%
576,506	Azelis Group NV	11,801,275
116,830	KBC Group NV	8,194,910
		19,996,185
Canada 0.6%
466,871	Softchoice Corp.(b)	6,033,907
Denmark 0.9%
55,805	DSV AS	8,949,515
Finland 0.8%
638,621	Nordea Bank Abp	7,758,521
France 6.3%
354,167	Bureau Veritas SA	10,285,393
51,606	Capgemini SE	12,532,809
23,741	Dassault Aviation SA	4,693,079
416,364	Exclusive Networks SA*	7,983,106
70,721	Pernod Ricard SA	11,813,063
41,629	Safran SA	8,715,067
67,675	Teleperformance SE	8,378,543
		64,401,060
Germany 9.9%
37,755	adidas AG	7,635,541
68,737	Deutsche Boerse AG	14,382,721
565,035	Deutsche Telekom AG	13,426,010
81,978	Merck KGaA	13,981,361
23,431	MTU Aero Engines AG	5,629,573
213,181	Qiagen NV*	9,122,015
63,859	SAP SE ADR	11,997,190
132,331	Stabilus SE	8,724,420
159,907	Symrise AG	16,342,559
		101,241,390
Hong Kong 1.8%
1,203,200	AIA Group Ltd.	9,773,743
869,171	Prudential PLC	8,531,471
		18,305,214
Ireland 3.5%
1,145,879	Bank of Ireland Group PLC	9,974,601
153,772	Kerry Group PLC Class A	13,485,200
285,559	Smurfit Kappa Group PLC	12,169,360
		35,629,161
Italy 2.0%
247,531	Leonardo SpA	5,285,082
Number of Shares		Value
Italy – cont'd
1,068,692	Nexi SpA*(a)	$7,824,253
235,224	UniCredit SpA	7,858,249
		20,967,584
Japan 19.4%
197,300	Daiei Kankyo Co. Ltd.	3,687,531
245,300	Dexerials Corp.	9,859,777
210,600	Ebara Corp.	17,720,911
411,600	Fuji Corp.	7,072,316
74,100	Fujitsu Ltd.	11,558,355
219,600	Hitachi Ltd.	18,551,454
338,400	KDDI Corp.	10,279,306
228,500	Kokusai Electric Corp.*	6,759,589
18,500	Lasertec Corp.	4,929,796
458,300	MISUMI Group, Inc.	6,988,219
220,000	Nexon Co. Ltd.	3,560,032
246,300	NS Solutions Corp.	8,230,810
178,300	Oracle Corp. Japan	13,641,282
164,300	Otsuka Corp.	7,211,139
625,300	Renesas Electronics Corp.	10,237,452
1,480,000	Resona Holdings, Inc.	8,055,496
21,375	SMC Corp.	12,853,230
177,000	Sony Group Corp.	15,283,251
409,600	TechnoPro Holdings, Inc.	8,186,809
231,200	Terumo Corp.	9,000,021
80,900	Visional, Inc.*(b)	4,624,553
		198,291,329
Netherlands 9.6%
109,328	Aalberts NV	4,903,708
24,332	ASM International NV	14,824,190
39,667	ASML Holding NV	37,320,140
153,694	Heineken NV	14,189,321
766,607	ING Groep NV	10,514,280
524,835	Shell PLC	16,277,600
		98,029,239
Spain 0.6%
266,639	Fluidra SA	6,213,232
Sweden 1.3%
116,909	Autoliv, Inc.	13,564,951
Switzerland 7.8%
121,967	DSM-Firmenich AG	13,050,365
181,405	Julius Baer Group Ltd.	9,698,455
17,193	Lonza Group AG	8,981,926
176,040	Novartis AG	17,814,010
52,439	Roche Holding AG	13,753,860
148,119	Sandoz Group AG*	4,599,251
340,134	SIG Group AG*	6,730,757
18,087	Sonova Holding AG	5,569,164
		80,197,788
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
United Kingdom 22.5%
162,040	Ashtead Group PLC	$11,618,043
188,253	AstraZeneca PLC	23,722,770
952,015	BAE Systems PLC	14,925,463
1,901,779	BP PLC	11,059,632
185,920	Bunzl PLC	7,399,673
197,563	Coca-Cola Europacific Partners PLC	13,558,749
481,991	Compass Group PLC	13,202,649
487,849	Experian PLC	20,845,221
1,560,716	HSBC Holdings PLC	12,106,210
12,856,215	Lloyds Banking Group PLC	7,557,563
163,965	London Stock Exchange Group PLC	18,370,918
2,417,217	Petershill Partners PLC(a)	5,290,871
422,611	RELX PLC	18,463,108
2,026,743	Rentokil Initial PLC	11,213,278
873,503	RS GROUP PLC	8,309,363
629,346	Smith & Nephew PLC	8,265,973
523,089	TechnipFMC PLC	11,345,800
269,957	Unilever PLC	13,205,482
		230,460,766
United States 7.5%
31,898	Aon PLC Class A	10,079,449
119,637	CRH PLC	9,927,905
1,775,656	Haleon PLC	7,429,153
Number of Shares		Value
United States – cont'd
41,666	ICON PLC*	$13,358,953
173,792	Nestle SA	18,032,627
253,964	Schlumberger NV	12,274,080
26,872	Schneider Electric SE	6,093,273
		77,195,440
Total Common Stocks (Cost $922,431,045)		1,001,969,132

Short-Term Investments 1.2%
Investment Companies 1.2%
12,098,718	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(c)	12,098,718
173,577	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	173,577
Total Short-Term Investments (Cost $12,272,295)		12,272,295
Total Investments 99.1% (Cost $934,703,340)		1,014,241,427
Other Assets Less Liabilities 0.9%		9,200,461
Net Assets 100.0%		$1,023,441,888

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $21,171,782, which represents 2.1% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $164,890 for the Fund (see Note A of the Notes to Financial Statements).

(c)	Represents 7-day effective yield as of February 29, 2024.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited)  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$80,076,488	7.8%
Semiconductors & Semiconductor Equipment	74,071,167	7.2%
Pharmaceuticals	73,871,252	7.2%
Professional Services	70,783,627	6.9%
Machinery	64,476,036	6.3%
Capital Markets	47,742,965	4.7%
IT Services	47,516,219	4.6%
Beverages	39,561,133	3.9%
Aerospace & Defense	39,248,264	3.8%
Trading Companies & Distributors	39,128,354	3.8%
Food Products	31,517,827	3.1%
Life Sciences Tools & Services	31,462,894	3.1%
Chemicals	29,392,924	2.9%
Insurance	28,384,663	2.8%
Oil, Gas & Consumable Fuels	27,337,232	2.7%
Software	25,638,472	2.5%
Energy Equipment & Services	23,619,880	2.3%
Health Care Equipment & Supplies	22,835,158	2.2%
Personal Care Products	20,634,635	2.0%
Containers & Packaging	18,900,117	1.8%
Industrial Conglomerates	18,551,454	1.8%
Electronic Equipment, Instruments & Components	15,893,684	1.6%
Household Durables	15,283,251	1.5%
Commercial Services & Supplies	14,900,809	1.5%
Automobile Components	13,564,951	1.3%
Diversified Telecommunication Services	13,426,010	1.3%
Hotels, Restaurants & Leisure	13,202,649	1.3%
Wireless Telecommunication Services	10,279,306	1.0%
Construction Materials	9,927,905	1.0%
Air Freight & Logistics	8,949,515	0.9%
Financial Services	7,824,253	0.8%
Textiles, Apparel & Luxury Goods	7,635,541	0.7%
Metals & Mining	6,677,192	0.7%
Electrical Equipment	6,093,273	0.6%
Entertainment	3,560,032	0.3%
Short-Term Investments and Other Assets—Net	21,472,756	2.1%
	$1,023,441,888	100.0%
See Notes to Financial Statements

Schedule of Investments International Equity Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,001,969,132	$—	$—	$1,001,969,132
Short-Term Investments	—	12,272,295	—	12,272,295
Total Investments	$1,001,969,132	$12,272,295	$—	$1,014,241,427

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 97.8%
Australia 0.7%
216,840	Glencore PLC	$1,026,849
Austria 0.8%
21,994	BAWAG Group AG*(a)	1,242,040
Belgium 0.8%
17,929	KBC Group NV	1,257,610
Denmark 0.9%
8,580	DSV AS	1,375,985
Finland 0.8%
98,826	Nordea Bank Abp	1,200,624
France 5.9%
55,509	Bureau Veritas SA	1,612,041
9,403	Capgemini SE	2,283,572
3,902	Dassault Aviation SA	771,340
10,849	Pernod Ricard SA	1,812,191
6,371	Safran SA	1,333,774
11,107	Teleperformance SE	1,375,109
		9,188,027
Germany 9.4%
5,757	adidas AG	1,164,291
10,538	Deutsche Boerse AG	2,205,001
87,040	Deutsche Telekom AG	2,068,190
12,571	Merck KGaA	2,143,986
3,606	MTU Aero Engines AG	866,384
32,716	Qiagen NV*	1,399,918
12,315	SAP SE ADR	2,313,619
24,528	Symrise AG	2,506,771
		14,668,160
Hong Kong 2.1%
226,300	AIA Group Ltd.	1,838,263
144,613	Prudential PLC	1,419,469
		3,257,732
Ireland 3.5%
177,504	Bank of Ireland Group PLC	1,545,129
23,681	Kerry Group PLC Class A	2,076,731
43,786	Smurfit Kappa Group PLC	1,865,981
		5,487,841
Italy 2.1%
38,286	Leonardo SpA	817,452
165,445	Nexi SpA*(a)	1,211,278
36,401	UniCredit SpA	1,216,067
		3,244,797
Japan 19.1%
37,000	Ebara Corp.	3,113,361
11,400	Fujitsu Ltd.	1,778,208
Number of Shares		Value
Japan – cont'd
33,900	Hitachi Ltd.	$2,863,817
52,000	KDDI Corp.	1,579,562
35,000	Kokusai Electric Corp.*	1,035,386
2,900	Lasertec Corp.	772,779
70,500	MISUMI Group, Inc.	1,074,993
33,500	Nexon Co. Ltd.	542,096
15,500	Nitto Denko Corp.	1,421,592
29,400	Nomura Research Institute Ltd.	824,424
27,500	Oracle Corp. Japan	2,103,955
25,300	Otsuka Corp.	1,110,419
97,200	Renesas Electronics Corp.	1,591,365
225,400	Resona Holdings, Inc.	1,226,830
33,400	Shin-Etsu Chemical Co. Ltd.	1,422,931
3,300	SMC Corp.	1,984,358
27,200	Sony Group Corp.	2,348,613
63,100	TechnoPro Holdings, Inc.	1,261,200
47,400	Terumo Corp.	1,845,160
		29,901,049
Netherlands 10.6%
16,793	Aalberts NV	753,219
3,709	ASM International NV	2,259,696
6,047	ASML Holding NV	5,689,235
23,748	Heineken NV(b)	2,192,460
10,370	IMCD NV	1,579,192
117,438	ING Groep NV	1,610,703
80,891	Shell PLC	2,508,810
		16,593,315
Sweden 1.3%
17,886	Autoliv, Inc.	2,075,313
Switzerland 8.1%
18,595	DSM-Firmenich AG	1,989,649
27,839	Julius Baer Group Ltd.	1,488,356
2,638	Lonza Group AG	1,378,138
30,853	Novartis AG	3,122,107
8,071	Roche Holding AG	2,116,886
22,787	Sandoz Group AG*	707,560
51,684	SIG Group AG*	1,022,751
2,774	Sonova Holding AG	854,142
		12,679,589
United Kingdom 23.7%
24,995	Ashtead Group PLC	1,792,107
29,168	AstraZeneca PLC	3,675,616
167,960	BAE Systems PLC	2,633,237
293,226	BP PLC	1,705,231
38,113	Bunzl PLC	1,516,909
30,469	Coca-Cola Europacific Partners PLC	2,091,087
74,455	Compass Group PLC	2,039,464
75,007	Experian PLC	3,204,962
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
United Kingdom – cont'd
239,416	HSBC Holdings PLC	$1,857,109
1,982,155	Lloyds Banking Group PLC	1,165,216
26,601	London Stock Exchange Group PLC	2,980,421
373,436	Petershill Partners PLC(a)	817,387
74,237	RELX PLC	3,243,280
352,049	Rentokil Initial PLC	1,947,767
133,721	RS GROUP PLC	1,272,046
96,639	Smith & Nephew PLC	1,269,279
80,622	TechnipFMC PLC	1,748,691
41,605	Unilever PLC	2,035,191
		36,995,000
United States 8.0%
4,848	Aon PLC Class A	1,531,919
18,346	CRH PLC	1,522,417
473,869	Haleon PLC	1,982,617
6,352	ICON PLC*	2,036,578
25,438	Nestle SA	2,639,442
39,045	Schlumberger NV	1,887,045
3,629	Schneider Electric SE	822,882
		12,422,900
Total Common Stocks (Cost $139,245,838)		152,616,831

Number of Shares		Value

Short-Term Investments 2.2%
Investment Companies 2.2%
3,220,076	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(c)	$3,220,076
291,263	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	291,263
Total Short-Term Investments (Cost $3,511,339)		3,511,339
Total Investments 100.0% (Cost $142,757,177)		156,128,170
Liabilities Less Other Assets (0.0)%(e)		(509)
Net Assets 100.0%		$156,127,661

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $3,270,705, which represents 2.1% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $273,423 for the Fund (see Note A of the Notes to Financial Statements).

(c)	Represents 7-day effective yield as of February 29, 2024.
(d)	Represents investment of cash collateral received from securities lending.
(e)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited)  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$12,321,328	7.9%
Pharmaceuticals	11,766,155	7.5%
Semiconductors & Semiconductor Equipment	11,348,461	7.3%
Professional Services	10,696,592	6.9%
Capital Markets	7,491,165	4.8%
Chemicals	7,340,943	4.7%
Machinery	6,925,931	4.4%
Aerospace & Defense	6,422,187	4.1%
Trading Companies & Distributors	6,160,254	3.9%
Beverages	6,095,738	3.9%
IT Services	5,996,623	3.8%
Life Sciences Tools & Services	4,814,634	3.1%
Insurance	4,789,651	3.1%
Food Products	4,716,173	3.0%
Software	4,417,574	2.8%
Oil, Gas & Consumable Fuels	4,214,041	2.7%
Personal Care Products	4,017,808	2.6%
Health Care Equipment & Supplies	3,968,581	2.5%
Energy Equipment & Services	3,635,736	2.3%
Containers & Packaging	2,888,732	1.9%
Industrial Conglomerates	2,863,817	1.8%
Household Durables	2,348,613	1.5%
Automobile Components	2,075,313	1.3%
Diversified Telecommunication Services	2,068,190	1.3%
Hotels, Restaurants & Leisure	2,039,464	1.3%
Commercial Services & Supplies	1,947,767	1.3%
Wireless Telecommunication Services	1,579,562	1.0%
Construction Materials	1,522,417	1.0%
Air Freight & Logistics	1,375,985	0.9%
Financial Services	1,211,278	0.8%
Textiles, Apparel & Luxury Goods	1,164,291	0.8%
Metals & Mining	1,026,849	0.7%
Electrical Equipment	822,882	0.5%
Entertainment	542,096	0.4%
Short-Term Investments and Other Liabilities—Net	3,510,830	2.2%
	$156,127,661	100.0%
See Notes to Financial Statements

Schedule of Investments International Select Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$152,616,831	$—	$—	$152,616,831
Short-Term Investments	—	3,511,339	—	3,511,339
Total Investments	$152,616,831	$3,511,339	$—	$156,128,170

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 96.7%
Australia 5.0%
2,393	ARB Corp. Ltd.	$64,458
10,278	Elders Ltd.	60,794
14,839	Steadfast Group Ltd.	55,847
		181,099
Belgium 2.7%
963	Bekaert SA	47,628
1,212	Shurgard Self Storage Ltd.	51,971
		99,599
Canada 5.6%
464	Colliers International Group, Inc.	53,995
588	Descartes Systems Group, Inc.*	50,965
4,086	Softchoice Corp.(a)	52,808
3,848	Triple Flag Precious Metals Corp.	48,796
		206,564
Finland 1.5%
3,048	Kemira OYJ	54,850
France 10.8%
3,007	Believe SA*(a)	48,230
2,515	Exclusive Networks SA*	48,221
1,017	Interparfums SA	56,717
1,734	Lectra	57,629
271	Sopra Steria Group	69,358
2,426	Tikehau Capital SCA(a)	54,538
165	Virbac SACA	59,206
		393,899
Germany 1.5%
1,698	Jenoptik AG	53,624
Ireland 1.4%
17,792	Uniphar PLC	52,304
Italy 4.5%
5,159	BFF Bank SpA(b)	60,163
2,265	Carel Industries SpA(a)(b)	52,388
3,443	Intercos SpA	52,990
		165,541
Japan 31.8%
1,400	As One Corp.	48,727
1,700	Azbil Corp.	49,791
3,700	Daiei Kankyo Co. Ltd.	69,153
900	Dexerials Corp.	36,175
3,000	Fuji Corp.	51,547
2,900	Idec Corp.	54,994
2,300	Kokusai Electric Corp.*	68,040
5,400	Konishi Co. Ltd.	52,444
2,900	Nakanishi, Inc.	46,347
2,500	Nichias Corp.	65,535
Number of Shares		Value
Japan – cont'd
1,400	NS Solutions Corp.	$46,785
1,100	Riken Keiki Co. Ltd.(a)	56,277
1,800	Roland Corp.	54,569
4,500	Shinnihonseiyaku Co. Ltd.	51,628
1,400	SHO-BOND Holdings Co. Ltd.	59,868
4,100	Shoei Co. Ltd.	57,759
2,900	Simplex Holdings, Inc.	49,384
4,600	Sun Frontier Fudousan Co. Ltd.	50,934
2,200	T Hasegawa Co. Ltd.	45,784
1,000	Ulvac, Inc.	61,433
400	Visional, Inc.*(a)	22,866
5,200	YAMABIKO Corp.	64,063
		1,164,103
Jersey 1.4%
5,238	JTC PLC(b)	51,573
Netherlands 1.9%
3,134	Fugro NV*	69,099
Norway 4.2%
13,665	Aker Solutions ASA	45,905
3,078	Borregaard ASA	53,322
17,112	Elopak ASA	54,777
		154,004
Spain 1.3%
1,524	Befesa SA(b)	48,591
Sweden 5.6%
3,614	Biotage AB	60,556
4,821	Sweco AB Class B	51,343
2,009	Thule Group AB(b)	54,554
1,462	Xvivo Perfusion AB*	38,079
		204,532
Switzerland 12.8%
1,948	Accelleron Industries AG	65,642
108	Belimo Holding AG	51,243
93	Burckhardt Compression Holding AG	55,315
38	Inficon Holding AG	58,868
20	Interroll Holding AG	62,871
224	Kardex Holding AG	59,524
131	Tecan Group AG	51,076
523	VZ Holding AG	65,645
		470,184
United Kingdom 4.7%
56,256	Coats Group PLC	48,288
1,532	Diploma PLC	66,834
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
United Kingdom – cont'd
484	Games Workshop Group PLC	$57,460
		172,582
Total Common Stocks (Cost $3,135,129)		3,542,148

Short-Term Investments 6.5%
Investment Companies 6.5%
73,680	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(c)	73,680
Number of Shares		Value
Investment Companies – cont'd
166,573	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	$166,573
Total Short-Term Investments (Cost $240,253)		240,253
Total Investments 103.2% (Cost $3,375,382)		3,782,401
Liabilities Less Other Assets (3.2)%		(117,839)
Net Assets 100.0%		$3,664,562

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $266,549, collateralized by cash collateral of $166,573 and non-cash
(U.S. Treasury Securities) collateral of $115,091 for the Fund (see Note A of the Notes to Financial
Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $267,269, which represents 7.3% of net assets of the
Fund.

(c)	Represents 7-day effective yield as of February 29, 2024.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund^ (Unaudited)  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Electronic Equipment, Instruments & Components	$307,543	8.4%
Machinery	293,320	8.0%
IT Services	213,748	5.8%
Chemicals	206,400	5.6%
Construction & Engineering	180,310	4.9%
Capital Markets	171,756	4.7%
Building Products	169,166	4.6%
Leisure Products	166,583	4.6%
Personal Care Products	161,335	4.4%
Semiconductors & Semiconductor Equipment	129,473	3.5%
Automobile Components	122,217	3.3%
Electrical Equipment	120,636	3.3%
Commercial Services & Supplies	117,744	3.2%
Life Sciences Tools & Services	111,632	3.1%
Software	108,594	3.0%
Real Estate Management & Development	104,929	2.9%
Health Care Providers & Services	101,031	2.8%
Metals & Mining	96,424	2.6%
Health Care Equipment & Supplies	84,426	2.3%
Trading Companies & Distributors	66,834	1.8%
Food Products	60,794	1.7%
Financial Services	60,163	1.7%
Pharmaceuticals	59,206	1.6%
Insurance	55,847	1.5%
Containers & Packaging	54,777	1.5%
Specialized REITs	51,971	1.4%
Textiles, Apparel & Luxury Goods	48,288	1.3%
Entertainment	48,230	1.3%
Energy Equipment & Services	45,905	1.3%
Professional Services	22,866	0.6%
Short-Term Investments and Other Liabilities—Net	122,414	3.3%
	$3,664,562	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$3,542,148	$—	$—	$3,542,148
Short-Term Investments	—	240,253	—	240,253
Total Investments	$3,542,148	$240,253	$—	$3,782,401

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 98.7%
Aerospace & Defense 0.5%
267,233	Mercury Systems, Inc.*	$7,982,250
Banks 2.7%
790,699	Banc of California, Inc.	11,567,926
119,094	Comerica, Inc.	5,880,862
342,212	Huntington Bancshares, Inc.	4,462,445
325,165	Texas Capital Bancshares, Inc.*	19,070,927
		40,982,160
Building Products 2.3%
1,567,310	Resideo Technologies, Inc.*	34,998,032
Commercial Services & Supplies 4.4%
67,125	Clean Harbors, Inc.*	12,223,463
1,740,381	Enviri Corp.*	13,679,395
1,224,638	OPENLANE, Inc.*	18,700,222
393,014	Stericycle, Inc.*	21,376,031
		65,979,111
Communications Equipment 5.7%
714,530	Ciena Corp.*	40,713,919
783,524	EMCORE Corp.*	330,804
5,821,499	Ribbon Communications, Inc.*(a)	17,406,282
936,349	Viasat, Inc.*	18,324,350
905,625	Viavi Solutions, Inc.*	8,648,719
		85,424,074
Construction & Engineering 1.4%
246,370	Arcosa, Inc.	20,448,710
Consumer Finance 0.4%
161,495	Bread Financial Holdings, Inc.	6,182,029
Containers & Packaging 4.5%
173,650	Avery Dennison Corp.	37,600,434
400,998	Crown Holdings, Inc.	30,724,467
		68,324,901
Electric Utilities 1.4%
186,777	ALLETE, Inc.	10,579,049
263,040	Portland General Electric Co.	10,566,317
		21,145,366
Electrical Equipment 0.6%
2,374,547	Babcock & Wilcox Enterprises, Inc.*	3,039,420
655,210	Bloom Energy Corp. Class A*	5,746,192
		8,785,612
Electronic Equipment, Instruments & Components 4.6%
279,365	Coherent Corp.*	16,616,630
1,756,179	Innoviz Technologies Ltd.*	2,792,325
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
167,602	Itron, Inc.*	$15,533,353
409,028	nLight, Inc.*	5,411,440
120,050	OSI Systems, Inc.*	15,748,159
32,477	Teledyne Technologies, Inc.*	13,876,448
		69,978,355
Energy Equipment & Services 3.7%
300,220	Dril-Quip, Inc.*	6,784,972
851,619	Oil States International, Inc.*	4,590,226
729,987	Patterson-UTI Energy, Inc.	8,445,950
1,304,924	TechnipFMC PLC	28,303,802
2,158,518	TETRA Technologies, Inc.*	8,418,220
		56,543,170
Entertainment 2.6%
2,480,844	Lions Gate Entertainment Corp. Class B*	22,526,064
1,557,632	Screaming Eagle Acquisition Corp.*#	16,604,357
		39,130,421
Financial Services 0.4%
246,230	Cannae Holdings, Inc.*	5,372,739
Food Products 1.6%
949,313	Hain Celestial Group, Inc.*	9,493,130
415,893	TreeHouse Foods, Inc.*	14,884,811
		24,377,941
Gas Utilities 1.4%
99,498	Atmos Energy Corp.	11,234,319
256,997	New Jersey Resources Corp.	10,693,645
		21,927,964
Health Care Equipment & Supplies 4.8%
1,972,064	Accuray, Inc.*	5,127,366
293,297	AtriCure, Inc.*	10,256,596
330,398	Avanos Medical, Inc.*	6,135,491
901,950	CytoSorbents Corp.*	864,970
211,734	Haemonetics Corp.*	15,452,347
234,720	Integra LifeSciences Holdings Corp.*	8,663,515
1,477,922	OraSure Technologies, Inc.*	10,633,649
391,683	Varex Imaging Corp.*	6,736,948
534,800	Zimvie, Inc.*	9,064,860
		72,935,742
Health Care Providers & Services 4.7%
397,555	Acadia Healthcare Co., Inc.*	33,175,965
59,934	Molina Healthcare, Inc.*	23,608,602
506,666	Patterson Cos., Inc.	13,725,582
		70,510,149
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Hotel & Resort REITs 0.6%
450,500	Chatham Lodging Trust	$4,595,100
443,624	RLJ Lodging Trust	5,265,817
		9,860,917
Hotels, Restaurants & Leisure 3.3%
1,477,621	International Game Technology PLC	40,146,962
180,245	United Parks & Resorts, Inc.*	9,255,581
		49,402,543
Household Durables 1.3%
351,142	Tempur Sealy International, Inc.	19,126,705
Independent Power and Renewable Electricity Producers 4.2%
398,348	Ormat Technologies, Inc.	25,952,372
677,465	Vistra Corp.	36,948,941
		62,901,313
IT Services 4.7%
1,831,499	Kyndryl Holdings, Inc.*	40,238,033
2,123,077	Unisys Corp.*	11,018,770
136,929	Wix.com Ltd.*	19,194,707
		70,451,510
Life Sciences Tools & Services 1.5%
79,308	Charles River Laboratories International, Inc.*	20,159,301
1,452,800	Standard BioTools, Inc.*	3,268,800
		23,428,101
Machinery 2.3%
385,578	Enerpac Tool Group Corp.	12,997,834
1,506,464	Markforged Holding Corp.*	1,009,331
1,546,753	Stratasys Ltd.*	19,102,400
114,451	Twin Disc, Inc.	1,784,291
		34,893,856
Media 3.1%
1,426,506	Criteo SA ADR*	46,147,469
Metals & Mining 2.1%
1,490,803	Cleveland-Cliffs, Inc.*	31,008,702
Multi-Utilities 0.7%
227,411	Northwestern Energy Group, Inc.	10,897,535
Oil, Gas & Consumable Fuels 2.7%
694,693	CNX Resources Corp.*	14,553,818
602,390	Devon Energy Corp.	26,541,304
		41,095,122
Pharmaceuticals 0.5%
1,319,097	Amneal Pharmaceuticals, Inc.*	7,281,415
Number of Shares		Value
Professional Services 4.2%
5,052,048	Conduent, Inc.*	$17,379,045
756,707	KBR, Inc.	45,425,121
		62,804,166
Semiconductors & Semiconductor Equipment 8.7%
284,042	CEVA, Inc.*	6,430,711
998,882	indie Semiconductor, Inc. Class A*	6,183,080
332,687	MACOM Technology Solutions Holdings, Inc.*	29,386,243
475,475	Rambus, Inc.*	28,167,139
465,835	Semtech Corp.*	9,875,702
1,309,017	Veeco Instruments, Inc.*	47,399,505
145,718	Wolfspeed, Inc.*	3,791,582
		131,233,962
Software 5.7%
1,292,816	Adeia, Inc.	14,660,533
369,748	Box, Inc. Class A*	9,535,801
1,947,118	Cognyte Software Ltd.*	14,447,616
584,492	OneSpan, Inc.*	5,616,968
426,080	Radware Ltd.*	7,567,181
174,219	Varonis Systems, Inc.*	8,850,325
459,069	Verint Systems, Inc.*	14,511,171
1,034,868	Xperi, Inc.*	11,342,153
		86,531,748
Specialty Retail 2.2%
362,121	Caleres, Inc.	13,981,492
340,576	ODP Corp.*	19,235,732
		33,217,224
Technology Hardware, Storage & Peripherals 0.2%
7,438,258	Quantum Corp.*(b)	3,591,191
Textiles, Apparel & Luxury Goods 0.8%
1,426,608	Under Armour, Inc. Class C*	12,183,232
Trading Companies & Distributors 2.2%
422,011	AerCap Holdings NV*	32,570,809

Total Common Stocks (Cost $1,255,804,488)		1,489,656,246
Preferred Stocks 1.1%
Communications Equipment 1.1%
17,113	Ribbon Communications, Inc., Series A*#(a)(c)(d) (Cost $14,135,352)	16,945,279
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Convertible Bonds 1.1%
Communications Equipment 1.1%
$9,204,000	Infinera Corp., 2.50%, due 3/1/2027	$8,867,446
7,500,000	Infinera Corp., 3.75%, due 8/1/2028	7,581,610

Total Convertible Bonds (Cost $16,704,000)		16,449,056
Number of Shares
Warrants 0.1%
Communications Equipment 0.1%
1,511,444	Ribbon Communications, Inc. Expires 3/31/2027*#(a)(c)(d)	1,926,858
Number of Shares		Value
Health Care Equipment & Supplies 0.0%(e)
131,579	CytoSorbents Corp.*	$0

Total Warrants (Cost $2,464,258)		1,926,858
Escrow Units 0.0%(e)
Software 0.0%(e)
3,150,000	Ion Geophysical(c)(d) (Cost $0)	0
Total Investments 101.0% (Cost $1,289,108,098)		1,524,977,439
Liabilities Less Other Assets (1.0)%		(15,322,671)
Net Assets 100.0%		$1,509,654,768

*	Non-income producing security.
(a)	Security acquired via a PIPE transaction.
(b)	Affiliated company (see Note F of the Notes to Financial Statements).
(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of February 29, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 29, 2024 amounted to $18,872,137, which represents
1.3% of net assets of the Fund.

(e)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited)  (cont’d)
#  This security is subject to restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $35,476,494, which represents 2.3% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/29/2024	Fair Value Percentage of Net Assets as of 2/29/2024
Ribbon Communications, Inc. (Series A Preferred Shares)	3/29/2023	$14,135,352	$16,945,279	1.1%
Ribbon Communications, Inc. Expires 3/31/2027 (Warrants)	3/29/2023	2,464,258	1,926,858	0.1%
Screaming Eagle Acquisition Corp.	12/22/2023	14,999,996	16,604,357	1.1%
Total		$31,599,606	$35,476,494	2.3%

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$1,367,770,450	90.6%
France	46,147,469	3.0%
Israel	44,001,829	2.9%
Netherlands	32,570,809	2.2%
United Kingdom	28,303,802	1.9%
China	6,183,080	0.4%
Short-Term Investments and Other Liabilities—Net	(15,322,671)	(1.0)%
	$1,509,654,768	100.0%
See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$1,489,656,246	$—	$—	$1,489,656,246
Preferred Stocks#	—	—	16,945,279	16,945,279
Convertible Bonds#	—	16,449,056	—	16,449,056
Warrants#	—	—	1,926,858	1,926,858
Escrow Units#	—	—	—	—
Total Investments	$1,489,656,246	$16,449,056	$18,872,137	$1,524,977,439

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2024
Investments in Securities:
Preferred Stocks(1)	$14,928	$—	$—	$2,017	$—	$—	$—	$—	$16,945	$2,017
Warrants(1)	2,110	—	—	(183)	—	—	—	—	1,927	(183)
Escrow Units(2)	—	—	34	—	—	(34)	—	—	—	—
Total	$17,038	$—	$34	$1,834	$—	$(34)	$—	$—	$18,872	$1,834
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/29/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Preferred Stocks	$16,945,279	Income Approach	Discount Yield	20.3%	20.3%	Decrease
Warrants	1,926,858	Income Approach	Discount Yield	20.3%	20.3%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(2) At February 29, 2024, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 97.0%
Beverages 1.2%
1,003,463	Keurig Dr Pepper, Inc.	$30,013,578
Biotechnology 1.7%
239,018	AbbVie, Inc.	42,079,119
Broadline Retail 7.6%
1,046,553	Amazon.com, Inc.*	184,988,708
Capital Markets 3.9%
568,719	Brookfield Asset Management Ltd. Class A(a)	23,175,299
159,027	CME Group, Inc.	35,041,600
84,669	S&P Global, Inc.	36,270,506
		94,487,405
Commercial Services & Supplies 0.8%
100,728	Waste Management, Inc.	20,714,713
Consumer Staples Distribution & Retail 3.5%
37,284	Costco Wholesale Corp.	27,735,195
220,811	Dollar Tree, Inc.*	32,388,557
417,309	Walmart, Inc.	24,458,481
		84,582,233
Containers & Packaging 0.9%
101,603	Avery Dennison Corp.	22,000,098
Electric Utilities 1.4%
633,195	NextEra Energy, Inc.	34,946,032
Electronic Equipment, Instruments & Components 2.3%
130,597	CDW Corp.	32,154,287
167,839	TE Connectivity Ltd.	24,094,967
		56,249,254
Entertainment 2.0%
81,527	Netflix, Inc.*	49,154,259
Financial Services 4.6%
121,807	MasterCard, Inc. Class A	57,829,091
195,243	Visa, Inc. Class A	55,183,481
		113,012,572
Ground Transportation 1.5%
78,064	Uber Technologies, Inc.*	6,206,088
116,788	Union Pacific Corp.	29,627,948
		35,834,036
Health Care Equipment & Supplies 1.2%
434,649	Boston Scientific Corp.*	28,778,110
Health Care Providers & Services 1.9%
94,807	UnitedHealth Group, Inc.	46,796,735
Number of Shares		Value
Hotels, Restaurants & Leisure 2.2%
159,354	McDonald's Corp.	$46,575,987
478,117	Sweetgreen, Inc. Class A*	6,091,211
		52,667,198
Insurance 1.1%
144,310	Progressive Corp.	27,355,404
Interactive Media & Services 10.8%
776,205	Alphabet, Inc. Class A*	107,473,344
1,161,922	Match Group, Inc.*	41,875,669
234,165	Meta Platforms, Inc. Class A	114,771,292
		264,120,305
IT Services 0.9%
211,313	Okta, Inc.*	22,673,885
Life Sciences Tools & Services 1.6%
68,935	Thermo Fisher Scientific, Inc.	39,305,358
Personal Care Products 0.1%
35,628	Oddity Tech Ltd. Class A*(a)	1,502,789
Pharmaceuticals 0.9%
129,031	Johnson & Johnson	20,823,023
Professional Services 2.5%
159,470	Equifax, Inc.	43,629,397
779,687	Paycor HCM, Inc.*	16,466,990
		60,096,387
Semiconductors & Semiconductor Equipment 6.5%
83,861	Advanced Micro Devices, Inc.*	16,145,758
171,667	Analog Devices, Inc.	32,929,164
139,708	NVIDIA Corp.	110,525,793
		159,600,715
Software 24.5%
70,575	Adobe, Inc.*	39,541,762
90,909	Arctic Wolf Networks, Inc.*#(b)(c)	972,608
53,527	Atlassian Corp. Class A*	11,102,570
106,995	Grammarly, Inc.*#(b)(c)	1,919,052
91,157	Intuit, Inc.	60,427,064
700,816	Microsoft Corp.(d)	289,885,530
294,197	Salesforce, Inc.*	90,853,918
40,550	ServiceNow, Inc.*	31,277,837
32,862	Synopsys, Inc.*	18,853,915
186,029	Workday, Inc. Class A*	54,815,305
		599,649,561
Specialty Retail 7.2%
1,007,299	Chewy, Inc. Class A*	17,768,754
1,297,807	Fanatics Holdings, Inc. Class A*#(b)(c)	103,655,845
26,186	Home Depot, Inc.	9,966,654
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Specialty Retail – cont'd
453,395	TJX Cos., Inc.	$44,949,580
		176,340,833
Technology Hardware, Storage & Peripherals 3.6%
488,563	Apple, Inc.	88,307,762
Textiles, Apparel & Luxury Goods 0.6%
145,906	NIKE, Inc. Class B	15,164,010

Total Common Stocks (Cost $1,366,963,765)		2,371,244,082
Preferred Stocks 0.8%
Entertainment 0.0%(e)
8,256	A24 Films LLC*#(b)(c)(f)	971,153
Internet 0.4%
7,000	Fabletics LLC, Series G*#(b)(c)	8,051,400
20,788	Savage X, Inc., Series C*#(b)(c)	956,040
		9,007,440
IT Services 0.3%
287,787	Druva, Inc., Series 4*#(b)(c)	2,440,433
461,441	Druva, Inc., Series 5*#(b)(c)	4,420,605
		6,861,038
Software 0.1%
33,179	Grammarly, Inc., Series 3*#(b)(c)	968,335
Number of Shares		Value
Software – cont'd
90,310	Signifyd, Inc., Series Seed*#(b)(c)	$632,170
39,343	Signifyd, Inc., Series A*#(b)(c)	276,188
82,373	Videoamp, Inc., Series F1*#(b)(c)	1,299,846
		3,176,539

Total Preferred Stocks (Cost $20,934,540)		20,016,170

Short-Term Investments 1.4%
Investment Companies 1.4%
31,424,155	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(g)	31,424,155
1,776,667	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(g)(h)	1,776,667
Total Short-Term Investments (Cost $33,200,822)		33,200,822
Total Investments 99.2% (Cost $1,421,099,127)		2,424,461,074
Other Assets Less Liabilities 0.8%(i)		19,261,927
Net Assets 100.0%		$2,443,723,001

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $1,779,680 for the Fund (see Note A of the Notes to Financial Statements).

(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of February 29, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 29, 2024 amounted to $126,563,675, which represents 5.2% of net assets of the Fund.

(d)	All or a portion of this security is pledged as collateral for options written.
(e)	Represents less than 0.05% of net assets of the Fund.
(f)	Security represented in Units.
(g)	Represents 7-day effective yield as of February 29, 2024.
(h)	Represents investment of cash collateral received from securities lending.
(i)	Includes the impact of the Fund’s open positions in derivatives at February 29, 2024.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund^ (Unaudited)  (cont’d)
#  This security is subject to restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $126,563,675, which represents 5.2% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/29/2024	Fair Value Percentage of Net Assets as of 2/29/2024
A24 Films LLC (Preferred Units)	2/25/2022	$940,028	$971,153	0.0%
Arctic Wolf Networks, Inc.	12/31/2021	999,999	972,608	0.1%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	1,500,003	2,440,433	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,325,000	4,420,605	0.2%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	7,000,000	8,051,400	0.3%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	23,018,871	103,655,845	4.3%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	2,804,542	1,919,052	0.1%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	869,685	968,335	0.0%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	1,000,028	956,040	0.0%
Signifyd, Inc. (Series A Preferred Shares)	5/27/2021	1,213,732	276,188	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/27/2021	2,786,053	632,170	0.0%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	1,300,011	1,299,846	0.1%
Total		$47,757,952	$126,563,675	5.2%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Purchased option contracts ("options purchased")
At February 29, 2024, the Fund did not have any outstanding options purchased.
Written option contracts ("options written")
At February 29, 2024, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Specialty Retail
Chewy, Inc.	11,270	$(19,880,280)	$15	7/19/2024	$(1,791,930)
Total options written (premium received $1,133,213)					$(1,791,930)
For the six months ended February 29, 2024, the average market value for the months where the Fund had options purchased and options written outstanding was $13,523 and $(921,783), respectively. At February 29, 2024, the Fund had securities pledged in the amount of $16,545,600 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Software	$596,757,901	$—	$2,891,660	$599,649,561
Specialty Retail	72,684,988	—	103,655,845	176,340,833
Other Common Stocks#	1,595,253,688	—	—	1,595,253,688
Total Common Stocks	2,264,696,577	—	106,547,505	2,371,244,082
Preferred Stocks#	—	—	20,016,170	20,016,170
Short-Term Investments	—	33,200,822	—	33,200,822
Total Investments	$2,264,696,577	$33,200,822	$126,563,675	$2,424,461,074

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2024
Investments in Securities:
Common Stocks(1)	$108,256	$—	$—	$(1,708)	$—	$—	$—	$—	$106,548	$(1,708)
Preferred Stocks(1)	20,253	—	—	(237)	—	—	—	—	20,016	(237)
Total	$128,509	$—	$—	$(1,945)	$—	$—	$—	$—	$126,564	$(1,945)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Large Cap Growth Fund^ (Unaudited)  (cont’d)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/29/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$106,547,505	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	4.8x - 11.9x	4.9x	Increase
			Discount Rate	4.4% - 5.1%	4.6%	Decrease
			Term (Years)	2.2 - 2.8	2.6	Increase
			Expected Volatility	65% - 80%	70%	Increase
Preferred Stocks	19,045,017	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	0.7x - 11.3x	5.0x	Increase
			Discount Rate	0.3% - 5.1%	4.2%	Decrease
			Term (Years)	0.8 - 3.9	2.0	Increase
			Expected Volatility	55% - 70%	59.0%	Increase
Preferred Units	971,153	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	2.9x	2.9x	Increase
			Discount Rate	4.4%	4.4%	Decrease
			Term (Years)	3.0	3.0	Increase
			Expected Volatility	20%	20%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
The following is a summary, categorized by level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of February 29, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(1,791,930)	$—	$—	$(1,791,930)
Total	$(1,791,930)	$—	$—	$(1,791,930)

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 99.5%
Banks 10.1%
3,627,312	Bank of America Corp.	$125,214,810
2,656,449	Citigroup, Inc.	147,406,355
1,494,506	JPMorgan Chase & Co.	278,067,786
1,749,320	PNC Financial Services Group, Inc.	257,499,904
1,269,811	Truist Financial Corp.	44,417,989
2,609,076	Wells Fargo & Co.	145,038,535
		997,645,379
Biotechnology 2.6%
171,700	AbbVie, Inc.	30,227,785
409,946	Amgen, Inc.	112,255,513
1,628,612	Gilead Sciences, Inc.	117,422,925
		259,906,223
Capital Markets 2.8%
48,227	BlackRock, Inc.	39,128,494
79,608	Goldman Sachs Group, Inc.	30,971,492
485,897	S&P Global, Inc.	208,148,557
		278,248,543
Chemicals 1.0%
294,082	Sherwin-Williams Co.	97,644,047
Commercial Services & Supplies 0.7%
349,675	Waste Management, Inc.	71,910,664
Construction Materials 0.1%
45,700	Vulcan Materials Co.	12,149,345
Consumer Finance 0.1%
91,751	Discover Financial Services	11,074,346
Consumer Staples Distribution & Retail 5.1%
3,622,986	Kroger Co.	179,736,336
5,513,307	Walmart, Inc.	323,134,923
		502,871,259
Containers & Packaging 0.1%
52,780	Avery Dennison Corp.	11,428,453
Diversified Telecommunication Services 2.3%
4,230,769	AT&T, Inc.	71,626,919
3,878,734	Verizon Communications, Inc.	155,226,935
		226,853,854
Electric Utilities 6.5%
4,050,096	Duke Energy Corp.	371,920,316
5,478,724	Exelon Corp.	196,357,468
1,900,453	FirstEnergy Corp.	69,575,584
		637,853,368
Number of Shares		Value
Entertainment 0.7%
637,426	Walt Disney Co.	$71,123,993
Financial Services 2.8%
681,434	Berkshire Hathaway, Inc. Class B*	278,979,080
17,465	PayPal Holdings, Inc.*	1,053,838
		280,032,918
Food Products 3.1%
4,148,128	Mondelez International, Inc. Class A	303,103,713
Health Care Equipment & Supplies 6.0%
678,430	Abbott Laboratories	80,488,935
1,062,985	Baxter International, Inc.	43,497,346
741,361	Becton Dickinson & Co.	174,627,584
554,475	Stryker Corp.	193,550,588
807,920	Zimmer Biomet Holdings, Inc.	100,472,931
		592,637,384
Health Care Providers & Services 3.5%
1,038,412	CVS Health Corp.	77,226,700
317,389	Elevance Health, Inc.	159,091,236
93,185	Laboratory Corp. of America Holdings	20,112,119
180,262	UnitedHealth Group, Inc.	88,977,323
		345,407,378
Hotels, Restaurants & Leisure 0.9%
1,228,475	Las Vegas Sands Corp.	66,976,457
600,633	Yum China Holdings, Inc.	25,761,149
		92,737,606
Household Products 6.9%
425,191	Clorox Co.	65,186,032
1,525,678	Colgate-Palmolive Co.	132,001,661
3,026,453	Procter & Gamble Co.	481,024,440
		678,212,133
Industrial REITs 0.2%
163,926	Prologis, Inc.	21,846,418
Insurance 0.6%
735,606	American International Group, Inc.	53,618,321
IT Services 1.6%
842,693	International Business Machines Corp.	155,923,486
Life Sciences Tools & Services 2.1%
622,729	Danaher Corp.	157,637,619
205,967	IQVIA Holdings, Inc.*	50,906,804
		208,544,423
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Machinery 0.2%
57,802	Cummins, Inc.	$15,526,195
Metals & Mining 9.7%
1,962,910	Agnico Eagle Mines Ltd.	94,337,455
1,286,767	BHP Group Ltd. ADR(a)	73,783,220
265,898	Franco-Nevada Corp.	27,882,064
2,995,548	Freeport-McMoRan, Inc.	113,261,670
4,870,998	Newmont Corp.	152,218,687
312,650	Nucor Corp.	60,122,595
3,094,717	Rio Tinto PLC ADR	199,702,088
1,329,444	Southern Copper Corp.	107,498,842
3,228,768	Wheaton Precious Metals Corp.	132,992,954
		961,799,575
Multi-Utilities 9.8%
4,674,779	CenterPoint Energy, Inc.	128,556,422
2,114,784	Dominion Energy, Inc.	101,150,119
2,846,820	DTE Energy Co.	308,452,947
1,777,205	Public Service Enterprise Group, Inc.	110,897,592
4,584,608	Sempra	323,673,325
		972,730,405
Oil, Gas & Consumable Fuels 4.2%
402,271	ConocoPhillips	45,271,578
2,924,195	Exxon Mobil Corp.	305,636,862
435,218	Valero Energy Corp.	61,565,938
		412,474,378
Pharmaceuticals 10.7%
2,368,983	Johnson & Johnson	382,306,476
2,955,380	Merck & Co., Inc.	375,776,567
9,718,166	Pfizer, Inc.	258,114,489
3,140,157	Teva Pharmaceutical Industries Ltd. ADR*	41,293,065
		1,057,490,597
Real Estate Management & Development 0.2%
208,855	CBRE Group, Inc. Class A*	19,191,686
Number of Shares		Value
Semiconductors & Semiconductor Equipment 3.2%
23,053	Analog Devices, Inc.	$4,422,026
662,305	Applied Materials, Inc.	133,533,934
410,945	Intel Corp.	17,691,182
14,380	Marvell Technology, Inc.	1,030,471
1,033,807	QUALCOMM, Inc.	163,124,407
		319,802,020
Specialized REITs 0.3%
36,945	Equinix, Inc.	32,837,455
Technology Hardware, Storage & Peripherals 0.0%(b)
11,485	NetApp, Inc.	1,023,543
Tobacco 1.0%
1,128,477	Philip Morris International, Inc.	101,517,791
Wireless Telecommunication Services 0.4%
257,132	T-Mobile U.S., Inc.	41,989,656

Total Common Stocks (Cost $9,104,065,931)		9,847,156,555

Short-Term Investments 1.1%
Investment Companies 1.1%
65,275,292	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(c)	65,275,292
43,504,537	State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)(d)	43,504,537
Total Short-Term Investments (Cost $108,779,829)		108,779,829
Total Investments 100.6% (Cost $9,212,845,760)		9,955,936,384
Liabilities Less Other Assets (0.6)%		(61,023,897)
Net Assets 100.0%		$9,894,912,487

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 29, 2024. Total value of all such securities at
February 29, 2024 amounted to $73,640,878, collateralized by cash collateral of $43,504,537 and non-cash
(U.S. Treasury Securities) collateral of $31,461,086 for the Fund (see Note A of the Notes to Financial
Statements).

(b)	Represents less than 0.05% of net assets of the Fund.
(c)	Represents 7-day effective yield as of February 29, 2024.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$9,847,156,555	$—	$—	$9,847,156,555
Short-Term Investments	—	108,779,829	—	108,779,829
Total Investments	$9,847,156,555	$108,779,829	$—	$9,955,936,384

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 98.7%
Aerospace & Defense 3.5%
108,100	Axon Enterprise, Inc.*	$33,226,697
142,000	HEICO Corp.	27,462,800
		60,689,497
Banks 1.3%
176,637	Pinnacle Financial Partners, Inc.	14,611,413
129,007	Western Alliance Bancorp	7,447,574
		22,058,987
Beverages 0.6%
132,700	Celsius Holdings, Inc.*	10,830,974
Biotechnology 2.8%
50,596	Alnylam Pharmaceuticals, Inc.*	7,644,550
70,706	BioMarin Pharmaceutical, Inc.*	6,100,514
140,101	Exact Sciences Corp.*	8,060,010
112,822	Natera, Inc.*	9,757,975
79,154	Neurocrine Biosciences, Inc.*	10,321,682
49,426	Sarepta Therapeutics, Inc.*	6,321,585
		48,206,316
Building Products 1.0%
90,500	Builders FirstSource, Inc.*	17,663,790
Capital Markets 6.6%
246,134	Ares Management Corp. Class A	32,644,752
90,814	Evercore, Inc. Class A	16,989,483
208,523	Jefferies Financial Group, Inc.	8,720,432
273,916	KKR & Co., Inc.	26,914,986
262,330	Tradeweb Markets, Inc. Class A	27,759,761
		113,029,414
Commercial Services & Supplies 3.4%
50,037	Cintas Corp.	31,453,758
184,400	Veralto Corp.	15,935,848
65,900	Waste Connections, Inc.	10,968,396
		58,358,002
Communications Equipment 0.8%
49,379	Arista Networks, Inc.*	13,704,648
Construction & Engineering 0.8%
60,400	Quanta Services, Inc.	14,587,204
Consumer Staples Distribution & Retail 0.8%
188,867	BJ's Wholesale Club Holdings, Inc.*	13,794,846
Number of Shares		Value
Containers & Packaging 0.8%
78,400	Packaging Corp. of America	$14,205,296
Electrical Equipment 3.8%
118,800	AMETEK, Inc.	21,405,384
46,600	Hubbell, Inc.	17,739,222
43,900	Rockwell Automation, Inc.	12,515,012
211,200	Vertiv Holdings Co.	14,281,344
		65,940,962
Electronic Equipment, Instruments & Components 1.4%
161,385	Jabil, Inc.	23,253,965
Entertainment 1.8%
120,494	Spotify Technology SA*	30,895,866
Financial Services 1.8%
280,735	Apollo Global Management, Inc.	31,386,173
Ground Transportation 2.5%
65,800	JB Hunt Transport Services, Inc.	13,575,198
68,600	Old Dominion Freight Line, Inc.	30,354,128
		43,929,326
Health Care Equipment & Supplies 6.2%
54,273	Align Technology, Inc.*	16,413,241
290,490	Dexcom, Inc.*	33,426,684
46,808	IDEXX Laboratories, Inc.*	26,925,366
24,939	Inspire Medical Systems, Inc.*	4,465,078
51,737	Insulet Corp.*	8,484,868
41,929	Penumbra, Inc.*	9,849,961
25,622	Shockwave Medical, Inc.*	6,684,011
		106,249,209
Health Care Providers & Services 1.7%
126,983	Cencora, Inc.	29,917,195
Health Care Technology 1.0%
75,918	Veeva Systems, Inc. Class A*	17,120,268
Hotels, Restaurants & Leisure 5.6%
95,100	Churchill Downs, Inc.	11,589,837
138,400	Darden Restaurants, Inc.	23,626,264
187,000	DoorDash, Inc. Class A*	23,294,590
669,800	DraftKings, Inc. Class A*	29,015,736
38,200	Vail Resorts, Inc.	8,797,842
		96,324,269
Household Durables 0.6%
23,500	TopBuild Corp.*	9,455,930
Household Products 1.5%
251,000	Church & Dwight Co., Inc.	25,130,120
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Insurance 1.0%
69,896	Arthur J Gallagher & Co.	$17,049,731
Interactive Media & Services 2.4%
1,118,282	Pinterest, Inc. Class A*	41,040,949
IT Services 3.1%
118,433	MongoDB, Inc.*	53,008,242
Life Sciences Tools & Services 4.4%
191,085	Agilent Technologies, Inc.	26,247,436
242,610	Avantor, Inc.*	5,977,910
106,849	Bruker Corp.	9,246,713
142,176	IQVIA Holdings, Inc.*	35,140,220
		76,612,279
Machinery 1.5%
214,400	Fortive Corp.	18,251,872
88,500	Ingersoll Rand, Inc.	8,082,705
		26,334,577
Media 2.0%
393,411	Trade Desk, Inc. Class A*	33,609,102
Oil, Gas & Consumable Fuels 2.3%
134,500	Cheniere Energy, Inc.	20,874,400
100,974	Diamondback Energy, Inc.	18,429,774
		39,304,174
Professional Services 1.0%
72,900	Verisk Analytics, Inc.	17,634,510
Real Estate Management & Development 0.5%
107,400	CoStar Group, Inc.*	9,347,022
Semiconductors & Semiconductor Equipment 3.6%
184,454	Lattice Semiconductor Corp.*	14,131,021
49,600	Monolithic Power Systems, Inc.	35,713,984
156,711	ON Semiconductor Corp.*	12,367,632
		62,212,637
Software 13.3%
40,592	Cadence Design Systems, Inc.*	12,355,393
137,737	Crowdstrike Holdings, Inc. Class A*	44,647,449
297,478	Datadog, Inc. Class A*	39,106,458
256,383	Descartes Systems Group, Inc.*	22,220,715
Number of Shares		Value
Software – cont'd
25,317	Fair Isaac Corp.*	$32,150,311
83,386	Manhattan Associates, Inc.*	21,124,175
1,519,616	Palantir Technologies, Inc. Class A*	38,111,969
80,200	Zscaler, Inc.*	19,405,994
		229,122,464
Specialty Retail 5.2%
17,500	O'Reilly Automotive, Inc.*	19,029,850
38,600	RH*	10,591,840
211,800	Ross Stores, Inc.	31,549,728
52,400	Ulta Beauty, Inc.*	28,744,544
		89,915,962
Technology Hardware, Storage & Peripherals 2.1%
524,278	Pure Storage, Inc. Class A*	27,603,237
10,517	Super Micro Computer, Inc.*	9,108,984
		36,712,221
Textiles, Apparel & Luxury Goods 2.7%
35,000	Deckers Outdoor Corp.*	31,345,650
447,300	On Holding AG Class A*	15,664,446
		47,010,096
Trading Companies & Distributors 3.3%
32,400	United Rentals, Inc.	22,461,948
35,800	W.W. Grainger, Inc.	34,849,868
		57,311,816

Total Common Stocks (Cost $1,294,967,235)		1,702,958,039

Short-Term Investments 1.3%
Investment Companies 1.3%
23,056,108	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $23,056,108)	23,056,108
Total Investments 100.0% (Cost $1,318,023,343)		1,726,014,147
Liabilities Less Other Assets (0.0)%(b)		(622,267)
Net Assets 100.0%		$1,725,391,880

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 29, 2024.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$1,702,958,039	$—	$—	$1,702,958,039
Short-Term Investments	—	23,056,108	—	23,056,108
Total Investments	$1,702,958,039	$23,056,108	$—	$1,726,014,147

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 99.6%
Aerospace & Defense 3.3%
2,638	General Dynamics Corp.	$720,834
5,241	L3Harris Technologies, Inc.	1,109,310
		1,830,144
Automobile Components 1.9%
13,563	Aptiv PLC*	1,078,123
Banks 3.1%
69,110	Huntington Bancshares, Inc.	901,194
22,901	Truist Financial Corp.	801,077
		1,702,271
Beverages 0.5%
4,529	Molson Coors Beverage Co. Class B	282,700
Building Products 3.4%
15,941	Fortune Brands Innovations, Inc.	1,296,641
26,125	Resideo Technologies, Inc.*	583,371
		1,880,012
Chemicals 0.7%
3,941	Ashland, Inc.	369,035
Commercial Services & Supplies 2.0%
41,809	OPENLANE, Inc.*	638,424
8,362	Stericycle, Inc.*	454,809
		1,093,233
Communications Equipment 3.1%
18,396	Ciena Corp.*	1,048,204
2,045	Motorola Solutions, Inc.	675,648
		1,723,852
Construction & Engineering 1.9%
12,559	Arcosa, Inc.	1,042,397
Consumer Finance 0.6%
8,808	Bread Financial Holdings, Inc.	337,170
Consumer Staples Distribution & Retail 2.0%
7,631	Dollar Tree, Inc.*	1,119,315
Containers & Packaging 3.1%
2,259	Avery Dennison Corp.	489,141
6,539	Crown Holdings, Inc.	501,018
20,825	Sealed Air Corp.	726,168
		1,716,327
Electric Utilities 1.8%
27,755	FirstEnergy Corp.	1,016,111
Electronic Equipment, Instruments & Components 6.4%
2,931	CDW Corp.	721,641
8,742	Coherent Corp.*	519,974
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
8,523	IPG Photonics Corp.*	$735,961
8,466	Itron, Inc.*	784,629
1,888	Teledyne Technologies, Inc.*	806,686
		3,568,891
Energy Equipment & Services 1.6%
29,412	Baker Hughes Co.	870,301
Entertainment 1.7%
103,214	Lions Gate Entertainment Corp. Class B*	937,183
Financial Services 1.8%
7,670	Global Payments, Inc.	994,799
Food Products 2.6%
43,182	Hain Celestial Group, Inc.*	431,820
28,619	TreeHouse Foods, Inc.*	1,024,274
		1,456,094
Health Care Equipment & Supplies 4.1%
18,071	Avanos Medical, Inc.*	335,578
9,154	Haemonetics Corp.*	668,059
8,428	Zimmer Biomet Holdings, Inc.	1,048,106
12,602	Zimvie, Inc.*	213,604
		2,265,347
Health Care Providers & Services 2.4%
2,540	McKesson Corp.	1,324,381
Hotels, Restaurants & Leisure 5.9%
10,177	Bloomin' Brands, Inc.	276,611
24,464	International Game Technology PLC	664,687
24,568	MGM Resorts International*	1,063,303
21,902	Travel & Leisure Co.	978,800
5,192	United Parks & Resorts, Inc.*	266,609
		3,250,010
Independent Power and Renewable Electricity Producers 3.0%
30,916	Vistra Corp.	1,686,159
Insurance 3.9%
6,479	Allstate Corp.	1,033,530
8,867	Globe Life, Inc.	1,125,488
		2,159,018
IT Services 2.5%
13,549	Kyndryl Holdings, Inc.*	297,672
7,628	Wix.com Ltd.*	1,069,293
		1,366,965
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Life Sciences Tools & Services 0.6%
1,397	Charles River Laboratories International, Inc.*	$355,104
Machinery 4.0%
15,842	Allison Transmission Holdings, Inc.	1,193,378
29,568	Enerpac Tool Group Corp.	996,737
		2,190,115
Metals & Mining 0.6%
16,103	Cleveland-Cliffs, Inc.*	334,942
Multi-Utilities 3.5%
44,173	CenterPoint Energy, Inc.	1,214,757
15,072	Dominion Energy, Inc.	720,894
		1,935,651
Oil, Gas & Consumable Fuels 6.0%
16,087	Devon Energy Corp.	708,793
9,751	EOG Resources, Inc.	1,116,099
4,201	Phillips 66	598,685
24,371	Williams Cos., Inc.	875,894
		3,299,471
Professional Services 5.0%
5,843	Concentrix Corp.	423,325
136,851	Conduent, Inc.*	470,768
42,516	Dun & Bradstreet Holdings, Inc.	448,119
24,111	KBR, Inc.	1,447,383
		2,789,595
Retail REITs 1.8%
16,161	Regency Centers Corp.	1,001,174
Semiconductors & Semiconductor Equipment 3.6%
3,362	Enphase Energy, Inc.*	427,008
2,779	NXP Semiconductors NV	694,000
8,193	Skyworks Solutions, Inc.	859,609
		1,980,617
Number of Shares		Value
Software 2.8%
10,671	DocuSign, Inc.*	$568,444
22,311	Dropbox, Inc. Class A*	534,349
10,478	Smartsheet, Inc. Class A*	442,276
		1,545,069
Specialty Retail 1.7%
3,615	Best Buy Co., Inc.	292,381
11,955	ODP Corp.*	675,219
		967,600
Technology Hardware, Storage & Peripherals 3.9%
59,861	Hewlett Packard Enterprise Co.	911,682
23,741	Pure Storage, Inc. Class A*	1,249,964
		2,161,646
Textiles, Apparel & Luxury Goods 0.8%
52,677	Under Armour, Inc. Class C*	449,862
Trading Companies & Distributors 2.0%
14,684	AerCap Holdings NV*	1,133,311

Total Common Stocks (Cost $42,349,665)		55,213,995

Short-Term Investments 0.4%
Investment Companies 0.4%
221,609	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $221,609)	221,609
Total Investments 100.0% (Cost $42,571,274)		55,435,604
Other Assets Less Liabilities 0.0%(b)		4,433
Net Assets 100.0%		$55,440,037

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 29, 2024.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$55,213,995	$—	$—	$55,213,995
Short-Term Investments	—	221,609	—	221,609
Total Investments	$55,213,995	$221,609	$—	$55,435,604

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 99.3%
Aerospace & Defense 0.2%
6,500	RTX Corp.	$582,855
Banks 3.7%
49,000	JPMorgan Chase & Co.	9,116,940
Broadline Retail 3.9%
54,000	Amazon.com, Inc.*	9,545,040
Capital Markets 7.2%
228,000	Brookfield Corp. Class A	9,409,560
38,000	Charles Schwab Corp.	2,537,640
42,000	Intercontinental Exchange, Inc.	5,813,640
		17,760,840
Commercial Services & Supplies 2.7%
44,000	Veralto Corp.	3,802,480
155,000	Vestis Corp.	2,907,800
		6,710,280
Communications Equipment 3.1%
23,000	Motorola Solutions, Inc.	7,598,970
Construction Materials 3.1%
30,000	Eagle Materials, Inc.	7,606,500
Consumer Staples Distribution & Retail 4.5%
48,000	BJ's Wholesale Club Holdings, Inc.*	3,505,920
153,000	U.S. Foods Holding Corp.*	7,770,870
		11,276,790
Containers & Packaging 7.0%
23,000	Avery Dennison Corp.	4,980,190
56,000	Ball Corp.	3,585,120
340,000	Graphic Packaging Holding Co.	8,823,000
		17,388,310
Electrical Equipment 1.7%
14,500	Rockwell Automation, Inc.	4,133,660
Entertainment 0.6%
14,000	Walt Disney Co.	1,562,120
Financial Services 8.0%
53,000	Apollo Global Management, Inc.	5,925,400
34,000	Berkshire Hathaway, Inc. Class B*	13,919,600
		19,845,000
Food Products 3.3%
78,000	Mondelez International, Inc. Class A	5,699,460
67,000	Simply Good Foods Co.*	2,377,160
		8,076,620
Number of Shares		Value
Ground Transportation 3.4%
219,500	CSX Corp.	$8,327,830
Health Care Equipment & Supplies 2.1%
22,000	Becton Dickinson & Co.	5,182,100
Health Care Providers & Services 3.6%
29,000	HCA Healthcare, Inc.	9,039,300
Hotels, Restaurants & Leisure 5.7%
220,000	Aramark	6,672,600
500	Booking Holdings, Inc.*	1,734,415
20,000	McDonald's Corp.	5,845,600
		14,252,615
Household Products 0.4%
3,500	WD-40 Co.	939,365
Independent Power and Renewable Electricity Producers 0.8%
85,000	Brookfield Renewable Corp. Class A	2,016,200
Insurance 2.2%
22,000	Chubb Ltd.	5,536,740
Interactive Media & Services 4.6%
82,000	Alphabet, Inc. Class C*	11,461,960
Machinery 4.7%
3,500	Deere & Co.	1,277,675
23,000	Nordson Corp.	6,109,950
31,000	Westinghouse Air Brake Technologies Corp.	4,379,990
		11,767,615
Oil, Gas & Consumable Fuels 2.0%
43,000	EOG Resources, Inc.	4,921,780
Professional Services 3.0%
53,000	TransUnion	4,114,390
13,500	Verisk Analytics, Inc.	3,265,650
		7,380,040
Semiconductors & Semiconductor Equipment 1.1%
17,000	QUALCOMM, Inc.	2,682,430
Software 7.6%
36,000	Microsoft Corp.	14,891,040
35,000	Oracle Corp.	3,908,800
		18,799,840
Specialty Retail 2.9%
15,000	Lowe's Cos., Inc.	3,610,050
37,000	TJX Cos., Inc.	3,668,180
		7,278,230
Technology Hardware, Storage & Peripherals 3.7%
51,100	Apple, Inc.	9,236,325
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Wireless Telecommunication Services 2.5%
38,000	T-Mobile U.S., Inc.	$6,205,400

Total Common Stocks (Cost $123,849,550)		246,231,695

Short-Term Investments 0.7%
Investment Companies 0.7%
1,640,180	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(a) (Cost $1,640,180)	1,640,180
Total Investments 100.0% (Cost $125,489,730)		247,871,875
Other Assets Less Liabilities 0.0%(b)		60,549
Net Assets 100.0%		$247,932,424

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 29, 2024.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$246,231,695	$—	$—	$246,231,695
Short-Term Investments	—	1,640,180	—	1,640,180
Total Investments	$246,231,695	$1,640,180	$—	$247,871,875

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 99.0%
Health Care REITs 9.7%
760,031	American Healthcare REIT, Inc.*	$10,389,624
380,279	Omega Healthcare Investors, Inc.	11,834,282
444,336	Ventas, Inc.	18,790,969
308,573	Welltower, Inc.	28,438,088
		69,452,963
Industrial REITs 10.4%
31,908	EastGroup Properties, Inc.	5,605,917
456,787	Prologis, Inc.	60,876,003
164,702	Rexford Industrial Realty, Inc.	8,380,038
		74,861,958
Office REITs 3.3%
127,684	Boston Properties, Inc.	8,263,708
2,376,297	Hudson Pacific Properties, Inc.	15,065,723
		23,329,431
Residential REITs 16.7%
626,523	Apartment Income REIT Corp.	18,996,177
175,350	AvalonBay Communities, Inc.	31,042,210
225,637	Camden Property Trust	21,318,184
198,119	Equity LifeStyle Properties, Inc.	13,337,371
432,838	Invitation Homes, Inc.	14,746,791
153,208	Sun Communities, Inc.	20,493,102
		119,933,835
Retail REITs 14.0%
1,014,533	Kimco Realty Corp.	20,047,172
482,249	Realty Income Corp.	25,129,996
123,944	Regency Centers Corp.	7,678,331
470,228	Retail Opportunity Investments Corp.	6,080,048
Number of Shares		Value
Retail REITs – cont'd
229,078	Simon Property Group, Inc.	$33,935,615
463,535	Urban Edge Properties	7,884,730
		100,755,892
Specialized REITs 44.9%
320,802	American Tower Corp.	63,794,686
240,878	Crown Castle, Inc.	26,482,127
102,077	Digital Realty Trust, Inc.	14,985,924
64,762	Equinix, Inc.	57,561,761
180,382	Extra Space Storage, Inc.	25,428,451
263,997	Gaming & Leisure Properties, Inc.	12,006,584
278,795	Iron Mountain, Inc.	21,924,439
164,768	Public Storage	46,772,692
91,619	SBA Communications Corp.	19,169,443
481,365	VICI Properties, Inc.	14,407,254
569,275	Weyerhaeuser Co.	19,571,675
		322,105,036

Total Common Stocks (Cost $757,984,424)		710,439,115

Short-Term Investments 0.8%
Investment Companies 0.8%
5,610,802	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $5,610,802)	5,610,802
Total Investments 99.8% (Cost $763,595,226)		716,049,917
Other Assets Less Liabilities 0.2%		1,210,000
Net Assets 100.0%		$717,259,917

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Real Estate Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$710,439,115	$—	$—	$710,439,115
Short-Term Investments	—	5,610,802	—	5,610,802
Total Investments	$710,439,115	$5,610,802	$—	$716,049,917

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 98.1%
Aerospace & Defense 2.5%
41,300	BWX Technologies, Inc.	$4,164,279
19,100	Curtiss-Wright Corp.	4,512,757
		8,677,036
Automobile Components 0.4%
13,482	Visteon Corp.*	1,525,084
Banks 1.3%
35,994	Pinnacle Financial Partners, Inc.	2,977,424
26,178	Western Alliance Bancorp	1,511,256
		4,488,680
Biotechnology 11.5%
136,232	Alkermes PLC*	4,044,728
224,242	Amicus Therapeutics, Inc.*	2,874,782
41,348	Arcturus Therapeutics Holdings, Inc.*	1,602,648
25,446	Blueprint Medicines Corp.*	2,379,710
68,329	Cabaletta Bio, Inc.*	1,563,368
38,748	Cytokinetics, Inc.*	2,799,155
137,826	Editas Medicine, Inc.*	1,386,530
110,430	Halozyme Therapeutics, Inc.*	4,396,218
40,714	Ideaya Biosciences, Inc.*	1,819,916
85,003	Insmed, Inc.*	2,356,283
62,543	Kymera Therapeutics, Inc.*	2,670,586
70,483	REVOLUTION Medicines, Inc.*	2,077,839
56,906	Rocket Pharmaceuticals, Inc.*	1,667,346
52,367	Ultragenyx Pharmaceutical, Inc.*	2,708,421
50,747	Vaxcyte, Inc.*	3,746,144
30,824	Viking Therapeutics, Inc.*	2,374,989
		40,468,663
Building Products 3.0%
9,200	CSW Industrials, Inc.	2,119,588
52,700	Trex Co., Inc.*	4,835,752
108,200	Zurn Elkay Water Solutions Corp.	3,435,350
		10,390,690
Capital Markets 2.2%
18,632	Evercore, Inc. Class A	3,485,675
22,209	Piper Sandler Cos.	4,181,288
		7,666,963
Commercial Services & Supplies 1.8%
55,145	Casella Waste Systems, Inc. Class A*	4,968,565
73,600	Vestis Corp.	1,380,736
		6,349,301
Communications Equipment 0.7%
67,292	Calix, Inc.*	2,346,472
Number of Shares		Value
Construction & Engineering 4.2%
190,668	API Group Corp.*	$6,682,913
26,600	Comfort Systems USA, Inc.	8,132,418
		14,815,331
Containers & Packaging 1.1%
148,633	Graphic Packaging Holding Co.	3,857,026
Diversified Consumer Services 2.1%
30,500	Bright Horizons Family Solutions, Inc.*	3,503,230
289,759	OneSpaWorld Holdings Ltd.*	3,778,457
		7,281,687
Electrical Equipment 1.4%
71,500	nVent Electric PLC	4,813,380
Electronic Equipment, Instruments & Components 2.7%
28,281	Coherent Corp.*	1,682,154
35,583	Fabrinet*	7,670,627
		9,352,781
Energy Equipment & Services 1.8%
76,100	ChampionX Corp.	2,363,666
38,400	Weatherford International PLC*	3,940,224
		6,303,890
Financial Services 2.3%
50,134	Mr Cooper Group, Inc.*	3,573,551
57,053	Shift4 Payments, Inc. Class A*	4,690,898
		8,264,449
Food Products 2.0%
37,800	Freshpet, Inc.*	4,272,534
164,175	Utz Brands, Inc.	2,904,256
		7,176,790
Ground Transportation 1.3%
37,700	XPO, Inc.*	4,536,064
Health Care Equipment & Supplies 3.8%
25,283	Axonics, Inc.*	1,717,727
26,605	Glaukos Corp.*	2,356,937
38,690	iRhythm Technologies, Inc.*	4,590,569
33,348	Lantheus Holdings, Inc.*	2,180,292
188,256	Paragon 28, Inc.*	2,349,435
		13,194,960
Health Care Providers & Services 2.5%
23,457	HealthEquity, Inc.*	1,937,783
105,385	Option Care Health, Inc.*	3,400,774
92,709	RadNet, Inc.*	3,509,962
		8,848,519
Health Care Technology 0.3%
36,217	Schrodinger, Inc.*	922,085
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Hotels, Restaurants & Leisure 5.3%
52,722	Boyd Gaming Corp.	$3,486,506
24,362	Churchill Downs, Inc.	2,968,997
32,900	Dave & Buster's Entertainment, Inc.*	2,031,246
34,108	Texas Roadhouse, Inc.	5,094,712
13,900	Wingstop, Inc.	4,879,595
		18,461,056
Household Durables 3.2%
22,800	Installed Building Products, Inc.	5,447,604
68,500	Skyline Champion Corp.*	5,739,615
		11,187,219
Life Sciences Tools & Services 0.5%
320,993	Pacific Biosciences of California, Inc.*	1,775,091
Marine Transportation 1.3%
53,400	Kirby Corp.*	4,684,248
Metals & Mining 1.5%
104,900	ATI, Inc.*	5,158,982
Oil, Gas & Consumable Fuels 1.5%
73,373	Magnolia Oil & Gas Corp. Class A	1,664,099
56,985	Matador Resources Co.	3,598,603
		5,262,702
Personal Care Products 2.4%
40,700	elf Beauty, Inc.*	8,487,171
Pharmaceuticals 3.3%
27,511	Arvinas, Inc.*	1,264,956
35,079	Axsome Therapeutics, Inc.*	2,854,729
37,682	Intra-Cellular Therapies, Inc.*	2,619,653
45,380	Prestige Consumer Healthcare, Inc.*	3,157,540
96,259	Verona Pharma PLC ADR*	1,657,580
		11,554,458
Professional Services 1.7%
80,800	CBIZ, Inc.*	6,102,824
Semiconductors & Semiconductor Equipment 9.1%
75,281	Aehr Test Systems*	1,224,822
182,674	Credo Technology Group Holding Ltd.*	3,934,798
68,615	MACOM Technology Solutions Holdings, Inc.*	6,060,763
25,216	Onto Innovation, Inc.*	4,643,779
Number of Shares		Value
Semiconductors & Semiconductor Equipment – cont'd
268,284	Rambus, Inc.*	$15,893,144
		31,757,306
Software 9.7%
39,171	Altair Engineering, Inc. Class A*	3,332,669
6,519	CyberArk Software Ltd.*	1,719,451
56,235	Descartes Systems Group, Inc.*	4,873,888
40,335	DoubleVerify Holdings, Inc.*	1,245,948
62,252	Intapp, Inc.*	2,442,146
10,326	Manhattan Associates, Inc.*	2,615,886
6,828	MicroStrategy, Inc. Class A*	6,983,952
79,731	Sprout Social, Inc. Class A*	4,928,970
30,946	SPS Commerce, Inc.*	5,729,961
		33,872,871
Specialty Retail 1.2%
55,500	Academy Sports & Outdoors, Inc.	4,146,960
Technology Hardware, Storage & Peripherals 3.6%
14,542	Super Micro Computer, Inc.*	12,595,117
Trading Companies & Distributors 4.9%
82,541	Air Lease Corp.	3,309,894
34,000	Applied Industrial Technologies, Inc.	6,456,260
79,000	FTAI Aviation Ltd.	4,446,910
54,132	H&E Equipment Services, Inc.	3,057,917
		17,270,981
Total Common Stocks (Cost $281,611,703)		343,596,837
Exchange-Traded Funds 1.0%
13,228	iShares Russell 2000 Growth ETF (Cost $3,400,663)	3,492,059

Short-Term Investments 1.3%
Investment Companies 1.3%
4,648,880	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.28%(a) (Cost $4,648,880)	4,648,880
Total Investments 100.4% (Cost $289,661,246)		351,737,776
Liabilities Less Other Assets (0.4)%		(1,442,670)
Net Assets 100.0%		$350,295,106

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$343,596,837	$—	$—	$343,596,837
Exchange-Traded Funds	3,492,059	—	—	3,492,059
Short-Term Investments	—	4,648,880	—	4,648,880
Total Investments	$347,088,896	$4,648,880	$—	$351,737,776

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 98.4%
Banks 3.6%
774,810	Bank of America Corp.	$26,746,441
145,732	JPMorgan Chase & Co.	27,114,896
		53,861,337
Broadline Retail 8.2%
693,171	Amazon.com, Inc.*	122,524,906
Capital Markets 3.4%
472,275	Interactive Brokers Group, Inc. Class A	51,345,738
Chemicals 1.7%
76,447	Sherwin-Williams Co.	25,382,697
Communications Equipment 1.9%
99,851	Arista Networks, Inc.*	27,712,646
Consumer Staples Distribution & Retail 1.2%
24,373	Costco Wholesale Corp.	18,130,831
Diversified Telecommunication Services 1.7%
128,024	Space Exploration Technologies Corp. Class A*#(a)(b)	12,418,328
137,408	Space Exploration Technologies Corp. Class C*#(a)(b)	13,328,576
		25,746,904
Electrical Equipment 1.2%
634,810	Vestas Wind Systems AS*	17,667,720
Electronic Equipment, Instruments & Components 1.3%
71,676	Zebra Technologies Corp. Class A*	20,032,008
Financial Services 13.0%
32	Berkshire Hathaway, Inc. Class A*	19,729,952
176,406	Berkshire Hathaway, Inc. Class B*	72,220,616
206,303	Fiserv, Inc.*	30,794,849
149,868	MasterCard, Inc. Class A	71,151,332
		193,896,749
Ground Transportation 1.8%
713,995	CSX Corp.	27,088,970
Health Care Equipment & Supplies 1.9%
87,419	Becton Dickinson & Co.	20,591,545
12,463	IDEXX Laboratories, Inc.*	7,169,092
		27,760,637
Health Care Providers & Services 7.5%
191,872	Cencora, Inc.	45,205,043
177,608	Cigna Group	59,701,153
Number of Shares		Value
Health Care Providers & Services – cont'd
14,474	UnitedHealth Group, Inc.	$7,144,367
		112,050,563
Hotels, Restaurants & Leisure 2.9%
1,566,446	Compass Group PLC	42,907,932
Household Products 1.8%
314,530	Colgate-Palmolive Co.	27,213,136
Insurance 2.9%
232,469	Progressive Corp.	44,066,824
Interactive Media & Services 6.8%
737,752	Alphabet, Inc. Class A*	102,149,142
IT Services 3.1%
408,354	GoDaddy, Inc. Class A*	46,613,609
Life Sciences Tools & Services 2.4%
80,802	Danaher Corp.	20,454,218
60,979	IQVIA Holdings, Inc.*	15,071,570
		35,525,788
Machinery 1.5%
229,444	Otis Worldwide Corp.	21,866,013
Multi-Utilities 1.4%
1,634,964	National Grid PLC	21,412,073
Oil, Gas & Consumable Fuels 1.2%
720,959	Coterra Energy, Inc.	18,586,323
Pharmaceuticals 1.3%
75,566	Roche Holding AG	19,819,680
Semiconductors & Semiconductor Equipment 5.9%
270,596	Applied Materials, Inc.	54,557,565
204,775	Texas Instruments, Inc.	34,265,001
		88,822,566
Software 11.1%
46,284	Intuit, Inc.	30,681,201
327,305	Microsoft Corp.	135,386,440
		166,067,641
Specialty Retail 0.8%
31,420	Home Depot, Inc.	11,958,766
Technology Hardware, Storage & Peripherals 2.5%
208,473	Apple, Inc.	37,681,495
Trading Companies & Distributors 4.4%
43,092	United Rentals, Inc.	29,874,391
37,530	W.W. Grainger, Inc.	36,533,954
		66,408,345

Total Common Stocks (Cost $752,287,963)		1,474,301,039
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Preferred Stocks 1.4%
Diversified Telecommunication Services 1.4%
21,111	Space Exploration Technologies Corp., Series E*#(a)(b) (Cost $17,099,910)	$20,477,670
Principal Amount

Short-Term Investments 0.1%
Certificates of Deposit 0.0%(c)
$100,000	Carver Federal Savings Bank, 1.25%(d), due 3/23/2024	100,000
250,000	Self Help Credit Union, 0.10%(d), due 5/16/2024	250,000
250,000	Self Help Federal Credit Union, 0.10%(d), due 3/1/2024	250,000

		600,000
Number of Shares		Value
Investment Companies 0.1%
622,631	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(d)	$622,631
Total Short-Term Investments (Cost $1,222,631)		1,222,631
Total Investments 99.9% (Cost $770,610,504)		1,496,001,340
Other Assets Less Liabilities 0.1%		1,890,452
Net Assets 100.0%		$1,497,891,792

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of February 29, 2024 in accordance with procedures approved by the valuation designee. Total value of all such securities at February 29, 2024 amounted to $46,224,574, which represents
3.1% of net assets of the Fund.

(c)	Represents less than 0.05% of net assets of the Fund.
(d)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited)  (cont’d)
#  This security is subject to restrictions on resale. Total value of all such securities at February 29, 2024 amounted to $46,224,574, which represents 3.1% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 2/29/2024	Fair Value Percentage of Net Assets as of 2/29/2024
Space Exploration Technologies Corp. (Series E Preferred Shares)	11/7/2023	$17,099,910	$20,477,670	1.4%
Space Exploration Technologies Corp. Class A	8/18/2023	10,369,944	12,418,328	0.8%
Space Exploration Technologies Corp. Class C	8/18/2023	11,130,048	13,328,576	0.9%
Total		$38,599,902	$46,224,574	3.1%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Diversified Telecommunication Services	$—	$—	$25,746,904	$25,746,904
Other Common Stocks#	1,448,554,135	—	—	1,448,554,135
Total Common Stocks	1,448,554,135	—	25,746,904	1,474,301,039
Preferred Stocks#	—	—	20,477,670	20,477,670
Short-Term Investments	—	1,222,631	—	1,222,631
Total Investments	$1,448,554,135	$1,222,631	$46,224,574	$1,496,001,340

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 9/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/29/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/29/2024
Investments in Securities:
Common Stocks(1)	$21,500	$—	$—	$4,247	$—	$—	$—	$—	$25,747	$4,247
Preferred Stocks(1)	—	—	—	3,378	17,100	—	—	—	20,478	3,378
Total	$21,500	$—	$—	$7,625	$17,100	$—	$—	$—	$46,225	$7,625
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 2/29/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$25,746,904	Market Approach	Transaction Price	$97.00	$97.00	Increase
Preferred Stocks	20,477,670	Market Approach	Transaction Price	$97.00	$97.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
See Notes to Financial Statements

Schedule of Investments Sustainable Equity Fund^ (Unaudited)  (cont’d)
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited)
February 29, 2024

Number of Shares		Value
Common Stocks 97.1%
Automobile Components 2.2%
3,420	Aptiv PLC*	$271,856
Building Products 4.5%
1,966	Trane Technologies PLC	554,353
Chemicals 3.9%
2,130	Ecolab, Inc.	478,909
Commercial Services & Supplies 3.0%
996	Tetra Tech, Inc.	176,611
2,261	Veralto Corp.	195,395
		372,006
Communications Equipment 3.8%
1,423	Motorola Solutions, Inc.	470,145
Containers & Packaging 6.6%
3,982	Ball Corp.	254,928
21,729	Graphic Packaging Holding Co.	563,867
		818,795
Electric Utilities 2.4%
5,322	NextEra Energy, Inc.	293,721
Electrical Equipment 1.3%
2,420	nVent Electric PLC	162,914
Electronic Equipment, Instruments & Components 3.5%
3,052	Coherent Corp.*	181,533
4,012	Trimble, Inc.*	245,494
		427,027
Food Products 1.9%
6,707	Simply Good Foods Co.*	237,964
Ground Transportation 8.0%
4,040	Canadian Pacific Kansas City Ltd.	343,441
11,777	CSX Corp.	446,819
2,510	Uber Technologies, Inc.*	199,545
		989,805
Health Care Equipment & Supplies 6.7%
5,095	Baxter International, Inc.	208,488
7,448	Boston Scientific Corp.*	493,132
1,129	Dexcom, Inc.*	129,914
		831,534
Health Care Providers & Services 5.3%
1,679	HCA Healthcare, Inc.	523,344
358	Humana, Inc.	125,415
		648,759
Household Products 2.0%
1,603	Clorox Co.	245,756
Number of Shares		Value
Independent Power and Renewable Electricity Producers 3.4%
17,412	Brookfield Renewable Corp. Class A	$413,013
Life Sciences Tools & Services 4.4%
1,003	Danaher Corp.	253,900
513	Thermo Fisher Scientific, Inc.	292,502
		546,402
Machinery 12.4%
850	Deere & Co.	310,293
6,573	Pentair PLC	511,314
3,593	Westinghouse Air Brake Technologies Corp.	507,655
1,548	Xylem, Inc.	196,673
		1,525,935
Mortgage Real Estate Investment Trusts 0.7%
3,507	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	88,271
Personal Care Products 1.6%
3,504	BellRing Brands, Inc.*	199,553
Pharmaceuticals 6.1%
519	Eli Lilly & Co.	391,160
2,801	Merck & Co., Inc.	356,147
		747,307
Professional Services 2.8%
1,426	Verisk Analytics, Inc.	344,949
Semiconductors & Semiconductor Equipment 4.3%
590	Analog Devices, Inc.	113,174
338	NVIDIA Corp.	267,398
1,853	ON Semiconductor Corp.*	146,239
		526,811
Software 6.3%
374	Intuit, Inc.	247,921
499	Palo Alto Networks, Inc.*	154,964
854	Tyler Technologies, Inc.*	373,318
		776,203

Total Common Stocks (Cost $10,284,216)		11,971,988
Rights 0.0%(a)
Health Care Equipment & Supplies 0.0%(a)
248	Contra Abiomed, Inc., CVR*(b) (Cost $253)	434

See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 3.0%
Investment Companies 3.0%
371,493	State Street Institutional Treasury Money Market Fund Premier Class, 5.25%(c) (Cost $371,493)	$371,493
Total Investments 100.1% (Cost $10,655,962)		12,343,915
Liabilities Less Other Assets (0.1)%		(9,326)
Net Assets 100.0%		$12,334,589

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Value determined using significant unobservable inputs.
(c)	Represents 7-day effective yield as of February 29, 2024.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Impact Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 29, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks#	$11,971,988	$—	$—	$11,971,988
Rights(b)	—	—	434	434
Short-Term Investments	—	371,493	—	371,493
Total Investments	$11,971,988	$371,493	$434	$12,343,915

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The reconciliation between beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.
(b)
Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	February 29, 2024	February 29, 2024	February 29, 2024
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$92,837,701	$296,076,567	$892,688,184
Affiliated issuers(b)	—	—	—
	92,837,701	296,076,567	892,688,184
Foreign currency(c)	3	4,291,387	—
Dividends and interest receivable	191,980	431,408	2,939,775
Receivable for securities sold	1,037,905	2,956,358	—
Receivable from Management—net (Note B)	6,950	41,875	—
Receivable for Fund shares sold	—	236,192	170,098
Receivable for securities lending income (Note A)	—	147	—
Prepaid expenses and other assets	37,254	41,998	24,429
Total Assets	94,111,793	304,075,932	895,822,486
Liabilities
Payable to investment manager—net (Note B)	36,772	211,308	349,297
Option contracts written, at value(d) (Note A)	—	—	128,779
Payable for securities purchased	—	3,629,379	—
Payable for Fund shares redeemed	—	770,551	788,677
Payable to administrator—net (Note B)	—	—	184,909
Payable to trustees	8,024	7,647	7,286
Payable for audit fees	27,918	33,989	37,738
Payable for custodian and accounting fees	21,024	330,984	85,688
Payable for legal fees	12,195	12,799	19,251
Payable for shareholder servicing fees	813	35,204	7,306
Interest payable (Note E)	—	9,992	—
Payable for cash collateral on loaned securities (Note A)	—	1,063,952	—
Accrued capital gains taxes (Note A)	—	2,245,704	—
Other accrued expenses and payables	2,825	19,358	40,161
Total Liabilities	109,571	8,370,867	1,649,092
Net Assets	$94,002,222	$295,705,065	$894,173,394

Net Assets consist of:
Paid-in capital	$64,135,548	$392,351,907	$628,561,817
Total distributable earnings/(losses)	29,866,674	(96,646,842)	265,611,577
Net Assets	$94,002,222	$295,705,065	$894,173,394
Net Assets
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	90,875,763	235,377,789	659,433,092
Class A	2,062,566	20,499,213	152,932,477
Class C	994,814	1,463,153	45,736,188
Class R3	—	613,576	723,808
Class R6	69,079	37,751,334	—
Class E	—	—	35,347,829

See Notes to Financial Statements

Focus Fund	Genesis Fund	International Equity Fund	International Select Fund	International Small Cap Fund
February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024

$683,021,676	$9,562,375,819	$1,014,241,427	$156,128,170	$3,782,401
—	735,029,056	—	—	—
683,021,676	10,297,404,875	1,014,241,427	156,128,170	3,782,401
179,499	—	703,882	253,901	59,924
1,161,830	6,052,316	5,102,459	883,333	13,397
—	5,043,539	8,559,706	26,751	—
—	—	—	—	22,416
51,137	5,477,114	226,658	33,091	1,294
1,852	—	1,569	139	414
59,327	148,982	254,729	45,316	35,502
684,475,321	10,314,126,826	1,029,090,430	157,370,701	3,915,348

281,933	5,231,919	517,690	67,702	2,444
—	—	—	—	—
—	13,796,823	3,787,973	772,326	—
68,450	5,403,202	799,532	6,880	—
144,487	1,203,909	119,979	4,449	—
7,552	1,052	7,190	7,969	8,097
33,757	37,500	34,801	33,278	28,501
51,217	420,575	121,071	38,194	28,748
11,676	7,906	12,544	12,195	12,195
69,304	239,249	20,092	3,730	416
—	—	—	—	—
775,706	—	173,577	291,263	166,573
—	—	—	—	—
17,637	301,689	54,093	5,054	3,812
1,461,719	26,643,824	5,648,542	1,243,040	250,786
$683,013,602	$10,287,483,002	$1,023,441,888	$156,127,661	$3,664,562

$549,372,748	$5,344,221,604	$945,776,379	$143,991,910	$3,715,453
133,640,854	4,943,261,398	77,665,509	12,135,751	(50,891)
$683,013,602	$10,287,483,002	$1,023,441,888	$156,127,661	$3,664,562

$626,736,349	$1,708,408,016	$71,851,356	$—	$—
32,872,546	1,038,533,092	22,327,664	5,041,385	—
955,071	97,058,074	—	—	—
19,517,404	2,559,560,323	836,922,086	144,864,238	2,920,739
2,674,623	—	11,562,051	3,922,845	323,522
257,609	—	3,750,028	678,131	124,133
—	—	—	1,485,770	—
—	4,726,470,697	42,011,453	135,292	296,168
—	157,452,800	35,017,250	—	—

Statements of Assets and Liabilities (Unaudited) (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	February 29, 2024	February 29, 2024	February 29, 2024
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	4,603,834	13,111,242	51,333,496
Class A	104,189	1,138,934	11,965,829
Class C	50,695	82,492	3,601,562
Class R3	—	34,285	56,643
Class R6	3,496	2,104,443	—
Class E	—	—	2,750,183
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	19.74	17.95	12.85
Class R3	—	17.90	12.78
Class R6	19.76	17.94	—
Class E	—	—	12.85
Net Asset Value and redemption price per share
Class A	$19.80	$18.00	$12.78
Offering Price per share
Class A‡	$21.01	$19.10	$13.56
Net Asset Value and offering price per share
Class C^	$19.62	$17.74	$12.70
†Securities on loan, at value:
Unaffiliated issuers	$—	$1,283,458	$—
*Cost of Investments:
(a) Unaffiliated issuers	$63,332,510	$265,317,761	$657,579,818
(b) Affiliated issuers	$—	$—	$—
Total cost of investments	$63,332,510	$265,317,761	$657,579,818
(c) Total cost of foreign currency	$3	$4,373,981	$—
(d) Premium received from option contracts written	$—	$—	$164,503

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Focus Fund	Genesis Fund	International Equity Fund	International Select Fund	International Small Cap Fund
February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024

23,127,935	27,574,642	5,701,007	—	—
1,219,819	16,830,640	1,770,347	384,883	—
35,641	1,602,746	—	—	—
717,701	41,219,046	66,358,365	11,101,500	224,769
99,399	—	913,232	302,653	25,109
10,014	—	299,350	53,775	10,000
—	—	—	115,854	—
—	76,183,222	3,332,949	10,367	22,792
—	2,535,514	2,780,194	—	—

$27.10	$61.96	$12.60	$—	$—
26.95	61.70	12.61	13.10	—
26.80	60.56	—	—	—
27.19	62.10	12.61	13.05	12.99
—	—	—	12.82	—
—	62.04	12.60	13.05	12.99
—	62.10	12.60	—	—

$26.91	$—	$12.66	$12.96	$12.88

$28.55	$—	$13.43	$13.75	$13.67

$25.73	$—	$12.53	$12.61	$12.41

$1,173,089	$—	$164,890	$273,423	$266,549

$522,949,867	$5,153,390,083	$934,703,340	$142,757,177	$3,375,382
$—	$520,136,636	$—	$—	$—
$522,949,867	$5,673,526,719	$934,703,340	$142,757,177	$3,375,382
$180,319	$—	$706,957	$255,117	$59,502
$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	February 29, 2024	February 29, 2024	February 29, 2024
Assets
Investments in securities, at value (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$1,521,386,248	$2,424,461,074	$9,955,936,384
Affiliated issuers(b)	3,591,191	—	—
	1,524,977,439	2,424,461,074	9,955,936,384
Foreign currency(c)	—	—	—
Dividends and interest receivable	513,070	2,402,829	26,793,479
Receivable for securities sold	7,334,735	21,434,774	152,648,694
Receivable from Management—net (Note B)	—	—	—
Receivable for Fund shares sold	977,294	1,017,715	5,688,092
Receivable for securities lending income (Note A)	—	4,565	22,099
Prepaid expenses and other assets	37,951	141,692	181,707
Total Assets	1,533,840,489	2,449,462,649	10,141,270,455
Liabilities
Payable to investment manager—net (Note B)	866,929	883,828	3,342,923
Option contracts written, at value(d) (Note A)	—	1,791,930	—
Due to custodian	5,142,273	—	—
Payable for securities purchased	16,635,086	—	114,609,794
Payable for Fund shares redeemed	1,153,304	412,707	82,120,703
Payable to administrator—net (Note B)	208,704	469,662	1,614,560
Payable to trustees	6,790	6,247	988
Payable for audit fees	30,306	70,301	33,022
Payable for custodian and accounting fees	71,983	98,482	529,825
Payable for legal fees	12,195	21,056	13,428
Payable for shareholder servicing fees	12,275	171,798	285,585
Payable for cash collateral on loaned securities (Note A)	—	1,776,667	43,504,537
Other accrued expenses and payables	45,876	36,970	302,603
Total Liabilities	24,185,721	5,739,648	246,357,968
Net Assets	$1,509,654,768	$2,443,723,001	$9,894,912,487

Net Assets consist of:
Paid-in capital	$1,273,482,753	$1,410,665,659	$9,639,814,085
Total distributable earnings/(losses)	236,172,015	1,033,057,342	255,098,402
Net Assets	$1,509,654,768	$2,443,723,001	$9,894,912,487
Net Assets
Investor Class	$—	$1,770,167,541	$1,466,168,405
Trust Class	—	46,587,653	102,594,065
Advisor Class	—	226,604	125,142,898
Institutional Class	1,284,775,465	574,889,912	6,964,453,586
Class A	88,606,321	31,235,076	182,156,532
Class C	18,013,131	15,698,786	230,966,889
Class R3	—	1,666,852	9,650,799
Class R6	118,259,851	3,250,577	653,886,055
Class E	—	—	159,893,258

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024

$1,726,014,147	$55,435,604	$247,871,875	$716,049,917	$351,737,776	$1,496,001,340	$12,343,915
—	—	—	—	—	—	—
1,726,014,147	55,435,604	247,871,875	716,049,917	351,737,776	1,496,001,340	12,343,915
—	—	—	—	—	575,082	—
650,258	67,083	237,084	638,774	99,050	2,514,155	16,791
—	—	—	16,114,741	1,647,249	—	—
—	11,513	—	—	10,205	—	19,077
1,167,782	1,674	54,651	334,952	560,779	862,270	—
—	—	—	—	948	—	—
69,357	36,105	29,396	47,542	56,649	64,772	33,514
1,727,901,544	55,551,979	248,193,006	733,185,926	354,112,656	1,500,017,619	12,413,297

641,992	24,135	74,207	442,898	223,059	563,591	6,733
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	14,571,399	3,266,690	—	—
1,392,006	1,098	58,501	701,960	206,877	943,016	—
221,893	—	37,146	14,621	—	318,136	—
6,751	8,052	7,884	7,426	7,814	6,908	8,091
31,051	25,496	29,883	33,206	27,486	33,601	26,739
82,454	26,034	25,563	62,204	36,452	87,573	20,675
450	12,194	12,544	12,544	9,426	14,969	15,235
80,776	10,735	3,937	20,870	21,986	75,832	196
—	—	—	—	—	—	—
52,291	4,198	10,917	58,881	17,760	82,201	1,039
2,509,664	111,942	260,582	15,926,009	3,817,550	2,125,827	78,708
$1,725,391,880	$55,440,037	$247,932,424	$717,259,917	$350,295,106	$1,497,891,792	$12,334,589

$1,241,638,555	$42,285,969	$104,637,794	$813,012,467	$316,041,619	$726,218,948	$11,279,561
483,753,325	13,154,068	143,294,630	(95,752,550)	34,253,487	771,672,844	1,055,028
$1,725,391,880	$55,440,037	$247,932,424	$717,259,917	$350,295,106	$1,497,891,792	$12,334,589

$533,680,515	$32,338,465	$—	$—	$66,056,286	$411,826,370	$—
30,142,353	6,196,854	—	88,787,656	3,982,309	125,500,947	—
7,228,139	—	—	—	1,999,139	—	—
474,832,336	14,113,137	115,671,949	386,327,162	158,253,217	595,937,883	12,143,173
31,786,449	1,484,945	31,113,162	56,212,470	18,871,426	166,519,413	157,912
6,090,393	835,560	11,021,331	7,466,034	4,962,717	36,808,963	33,504
8,792,321	439,317	—	13,191,120	8,827,138	16,758,895	—
632,839,374	31,759	—	147,728,010	87,342,874	120,488,000	—
—	—	90,125,982	17,547,465	—	24,051,321	—

Statements of Assets and Liabilities (Unaudited) (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	February 29, 2024	February 29, 2024	February 29, 2024
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	65,407,233	35,093,376
Trust Class	—	1,731,822	2,451,163
Advisor Class	—	8,585	2,988,442
Institutional Class	62,849,716	21,202,271	166,847,277
Class A	4,432,750	1,163,736	4,353,481
Class C	942,727	613,298	5,518,793
Class R3	—	63,115	231,482
Class R6	5,746,912	119,747	15,671,426
Class E	—	—	3,827,219
Net Asset Value, offering and redemption price per share
Investor Class	$—	$27.06	$41.78
Trust Class	—	26.90	41.86
Advisor Class	—	26.39	41.88
Institutional Class	20.44	27.11	41.74
Class R3	—	26.41	41.69
Class R6	20.58	27.15	41.72
Class E	—	—	41.78
Net Asset Value and redemption price per share
Class A	$19.99	$26.84	$41.84
Offering Price per share
Class A‡	$21.21	$28.48	$44.39
Net Asset Value and offering price per share
Class C^	$19.11	$25.60	$41.85
†Securities on loan, at value:
Unaffiliated issuers	$—	$1,779,680	$73,640,878
*Cost of Investments:
(a) Unaffiliated issuers	$1,261,003,608	$1,421,099,127	$9,212,845,760
(b) Affiliated issuers	$28,104,490	$—	$—
Total cost of investments	$1,289,108,098	$1,421,099,127	$9,212,845,760
(c) Total cost of foreign currency	$—	$—	$—
(d) Premium received from option contracts written	$—	$1,133,213	$—

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024	February 29, 2024

31,494,212	1,239,634	—	—	1,471,217	9,401,908	—
1,784,790	237,641	—	6,862,215	89,290	2,865,526	—
431,179	—	—	—	45,018	—	—
27,899,295	541,852	12,460,501	29,733,871	3,513,291	13,644,601	1,093,759
1,888,230	56,940	3,357,240	4,343,331	423,231	3,810,346	14,326
370,011	32,542	1,266,887	574,613	113,700	871,492	3,102
526,412	16,859	—	1,021,568	199,366	384,606	—
37,075,238	1,220	—	11,379,020	1,933,431	2,760,253	—
—	—	9,770,425	1,351,022	—	550,854	—

$16.95	$26.09	$—	$—	$44.90	$43.80	$—
16.89	26.08	—	12.94	44.60	43.80	—
16.76	—	—	—	44.41	—	—
17.02	26.05	9.28	12.99	45.04	43.68	11.10
16.70	26.06	—	12.91	44.28	43.57	—
17.07	26.04	—	12.98	45.18	43.65	—
—	—	9.22	12.99	—	43.66	—

$16.83	$26.08	$9.27	$12.94	$44.59	$43.70	$11.02

$17.86	$27.67	$9.84	$13.73	$47.31	$46.37	$11.69

$16.46	$25.68	$8.70	$12.99	$43.65	$42.24	$10.80

$—	$—	$—	$—	$—	$—	$—

$1,318,023,343	$42,571,274	$125,489,730	$763,595,226	$289,661,246	$770,610,504	$10,655,962
$—	$—	$—	$—	$—	$—	$—
$1,318,023,343	$42,571,274	$125,489,730	$763,595,226	$289,661,246	$770,610,504	$10,655,962
$—	$—	$—	$—	$—	$576,791	$—
$—	$—	$—	$—	$—	$—	$—

Statements of Operations (Unaudited)
Neuberger Berman Equity Funds
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$707,715	$3,130,613	$12,886,405
Dividend income—affiliated issuers (Note F)	—	—	—
Interest and other income—unaffiliated issuers	120,086	195,485	299,935
Income from securities loaned—net	—	5,253	—
Tax reclaims (Note A)	—	—	—
Foreign taxes withheld	(12,589)	(432,681)	(124,630)
Total income	$815,212	$2,898,670	$13,061,710
Expenses:
Investment management fees (Note B)	216,718	2,102,411	2,296,085
Administration fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	62,829	251,989	493,106
Class A	2,414	24,667	195,849
Class C	1,292	2,180	60,806
Class R3	—	723	778
Class R6	16	17,036	—
Distribution fees (Note B):
Trust Class	—	—	—
Advisor Class	—	—	—
Class A	2,322	23,718	188,316
Class C	4,968	8,386	233,868
Class R3	—	1,390	1,497
Shareholder servicing agent fees:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	329	49,331	2,798
Class A	528	2,269	3,021
Class C	79	167	948
Class R3	—	402	102
Class R6	60	839	—
Class E	—	—	54
Audit fees	22,550	28,883	28,936
Custodian and accounting fees	20,012	247,464	73,741
Insurance	1,069	7,586	13,500
Legal fees	28,321	28,486	35,585
Registration and filing fees	32,803	44,003	46,442
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—
Shareholder reports	1,716	10,059	30,797
Trustees' fees and expenses	26,097	26,102	26,107
Interest	—	9,992	—
Tax reclaims professional fees (Note A)	—	—	—
Miscellaneous and other fees (Note A)	5,977	102,716	25,790
Total expenses	430,100	2,990,799	3,758,126

See Notes to Financial Statements

Focus Fund	Genesis Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024

$3,060,271	$39,810,842	$7,105,831	$961,214	$22,293
—	8,701,570	—	—	—
559,382	3,432,852	261,592	82,017	2,249
18,227	—	22,478	2,770	1,702
—	—	1,676,309	—	—
(56,088)	(123,635)	(400,832)	(49,933)	(2,113)
$3,581,792	$51,821,629	$8,665,378	$996,068	$24,131

1,647,260	32,030,852	4,075,606	404,079	14,520

739,805	2,077,791	89,750	—	—
60,415	1,976,900	43,128	9,522	—
1,826	189,573	—	—	—
13,984	1,815,117	619,964	102,211	2,032
3,286	—	14,708	4,877	396
305	—	5,115	832	150
—	—	—	1,788	—
—	1,105,005	9,896	32	72

15,104	—	—	2,380	—
1,141	118,483	—	—	—
3,159	—	14,142	4,689	381
1,175	—	19,672	3,200	578
—	—	—	3,439	—

118,441	349,471	29,270	—	—
1,341	3,613	1,304	2,356	—
1,161	2,849	—	—	—
221	9,181	2,781	437	100
211	—	1,054	268	224
97	—	255	157	58
—	—	—	218	—
—	16,797	2,484	70	79
—	53	54	—	—
27,279	29,957	28,323	27,120	23,076
42,177	357,337	90,949	31,990	26,598
7,883	124,647	13,436	1,870	45
28,321	28,439	28,437	28,321	28,321
51,709	94,309	50,919	52,946	32,965
108	—	—	—	—
11,608	218,965	17,373	2,457	1,280
26,103	27,908	26,108	26,097	26,096
—	—	—	—	—
—	—	425,928	—	—
18,534	193,790	28,711	6,606	7,034
2,822,654	40,771,037	5,639,367	717,962	164,005

Statements of Operations (Unaudited)  (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund
	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
Expenses reimbursed by Management (Note B)	(121,191)	(315,221)	—
Fees waived (Note B)	—	(212,669)	(84,758)
Total net expenses	308,909	2,462,909	3,673,368
Net investment income/(loss)	$506,303	$435,761	$9,388,342

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,603,397	15,590,230 *	28,849,422
Transactions in investment securities of affiliated issuers	—	—	—
Redemption in-kind	—	—	—
Settlement of foreign currency transactions	(1,594)	(212,157)	(11,800)
Expiration or closing of option contracts written	—	—	220,501
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	6,192,024	(2,986,382)**	4,773,907
Investment securities of affiliated issuers	—	—	—
Foreign currency translations	(113)	4,446	(4,317)
Option contracts written	—	—	31,699
Net gain/(loss) on investments	7,793,714	12,396,137	33,859,412
Net increase/(decrease) in net assets resulting from operations	$8,300,017	$12,831,898	$43,247,754

*	Net of foreign capital gains tax of $2,335,464 for Emerging Markets Equity.
**	Change in accrued foreign capital gains tax amounted to $645,079 for Emerging Markets Equity.
See Notes to Financial Statements

Focus Fund	Genesis Fund	International Equity Fund	International Select Fund	International Small Cap Fund
For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
(260)	—	(76,939)	(110,489)	(144,926)
—	(473,169)	(859,386)	—	—
2,822,394	40,297,868	4,703,042	607,473	19,079
$759,398	$11,523,761	$3,962,336	$388,595	$5,052

7,942,301	54,484,793	9,988,227	451,059	(178,158)
—	2,754,702	—	—	—
—	221,132,823	—	—	—
(18,135)	(2,365)	(118,243)	(12,666)	(1,795)
—	—	—	—	—

85,136,148	131,787,756	48,520,606	8,869,943	382,272
—	83,117,439	—	—	—
(1,234)	—	(29,526)	(5,163)	887
—	—	—	—	—
93,059,080	493,275,148	58,361,064	9,303,173	203,206
$93,818,478	$504,798,909	$62,323,400	$9,691,768	$208,258

Statements of Operations (Unaudited)  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,493,040	$10,438,163	$156,017,351
Interest and other income—unaffiliated issuers	950,978	409,887	4,004,725
Income from securities loaned—net	—	17,007	49,925
Foreign taxes withheld	—	(54,604)	(292,639)
Total income	$5,444,018	$10,810,453	$159,779,362
Expenses:
Investment management fees (Note B)	5,359,567	5,062,565	23,191,561
Administration fees (Note B):
Investor Class	—	2,067,320	1,932,931
Trust Class	—	83,040	213,240
Advisor Class	—	398	254,416
Institutional Class	936,937	355,370	6,075,632
Class A	109,756	32,427	255,488
Class C	22,736	15,784	320,810
Class R3	—	1,864	14,170
Class R6	26,669	1,016	166,975
Distribution fees (Note B):
Trust Class	—	20,760	53,310
Advisor Class	—	249	159,010
Class A	105,535	31,180	245,661
Class C	87,447	60,709	1,233,886
Class R3	—	3,584	27,250
Shareholder servicing agent fees:
Investor Class	—	287,491	324,528
Trust Class	—	1,355	1,815
Advisor Class	—	1,083	1,938
Institutional Class	13,736	1,606	23,624
Class A	2,861	887	16,936
Class C	575	226	5,586
Class R3	—	136	1,328
Class R6	2,062	1,571	46,484
Class E	—	—	54
Audit fees	24,938	34,318	27,407
Blocker administration fees	—	1,238	—
Custodian and accounting fees	60,120	82,698	453,817
Insurance	18,251	23,593	167,103
Legal fees	28,321	40,817	29,322
Registration and filing fees	65,636	112,025	397,132
Shareholder reports	62,249	24,368	292,010
Trustees' fees and expenses	26,112	26,119	29,636
Miscellaneous and other fees (Note A)	33,557	42,653	262,440
Total expenses	6,987,065	8,418,450	36,225,500

See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024

$4,010,972	$434,796	$1,406,755	$12,411,802	$483,580	$6,422,286	$65,285
581,191	11,355	86,706	373,646	212,920	82,011	7,300
511	—	—	—	3,589	—	—
(5,641)	(894)	(9,630)	—	—	—	(1,875)
$4,587,033	$445,257	$1,483,831	$12,785,448	$700,089	$6,504,297	$70,710

3,720,522	149,802	712,805	2,931,759	1,315,265	3,353,349	38,602

602,901	40,796	—	—	74,376	475,719	—
63,101	11,605	—	177,356	6,799	223,155	—
13,294	—	—	—	3,628	—	—
320,427	11,097	86,499	301,487	105,770	414,864	8,137
36,132	1,627	39,676	73,406	21,256	192,144	194
6,949	1,026	14,343	9,710	5,407	43,792	39
10,325	550	—	16,987	10,485	20,724	—
136,968	7	—	37,338	20,312	28,476	—

—	2,901	—	44,339	1,700	55,789	—
8,309	—	—	—	2,267	—	—
34,742	1,564	38,150	70,583	20,438	184,754	187
26,726	3,947	55,167	37,345	20,797	168,430	151
19,855	1,058	—	32,666	20,164	39,854	—

121,855	9,844	—	—	27,203	108,463	—
1,313	1,436	—	7,905	1,231	2,642	—
303	—	—	—	1,265	—	—
2,668	269	1,030	4,164	2,164	2,762	80
1,602	318	1,438	3,048	3,159	2,920	116
315	106	483	775	207	988	60
807	188	—	1,572	943	648	—
7,407	56	—	5,853	6,105	2,859	—
—	—	54	54	—	27	—
25,683	21,181	23,010	26,538	23,170	26,553	22,424
—	—	—	—	—	—	—
68,626	23,735	24,413	50,711	33,048	72,081	19,702
18,925	681	2,987	10,099	4,363	16,167	87
45,787	28,321	28,437	28,437	28,563	29,445	31,170
70,415	57,994	26,593	57,207	69,988	61,454	24,750
54,224	3,104	6,883	51,101	18,209	75,813	442
26,113	26,096	26,099	26,105	26,100	26,111	26,096
34,492	8,064	9,016	20,425	11,789	40,750	4,630
5,480,786	407,373	1,097,083	4,026,970	1,886,171	5,670,733	176,867

Statements of Operations (Unaudited)  (cont’d)
Neuberger Berman Equity Funds

	Intrinsic Value Fund	Large Cap Growth Fund**	Large Cap Value Fund
	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
Expenses reimbursed by Management (Note B)	—	(1,851)	—
Fees waived (Note B)	—	—	(324,181)
Total net expenses	6,987,065	8,416,599	35,901,319
Net investment income/(loss)	$(1,543,047)	$2,393,854	$123,878,043

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	12,503,269	55,604,778	(268,649,552)
Transactions in investment securities of affiliated issuers	(119,544)	—	—
Redemption in-kind	—	—	—
Settlement of foreign currency transactions	—	—	—
Expiration or closing of option contracts written	—	59,566	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	67,693,965	291,671,852	209,349,763
Investment securities of affiliated issuers	(904,739)	—	—
Foreign currency translations	—	—	—
Option contracts written	—	(726,854)	—
Net gain/(loss) on investments	79,172,951	346,609,342	(59,299,789)
Net increase/(decrease) in net assets resulting from operations	$77,629,904	$349,003,196	$64,578,254

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024	For the Six Months Ended February 29, 2024
—	(139,906)	—	(709,351)	(394,482)	—	(126,616)
—	—	(242,505)	(63,798)	—	(25,341)	—
5,480,786	267,467	854,578	3,253,821	1,491,689	5,645,392	50,251
$(893,753)	$177,790	$629,253	$9,531,627	$(791,600)	$858,905	$20,459

88,948,913	163,201	4,852,659	(28,649,141)	12,119,674	71,234,132	(32,873)
—	—	—	—	—	—	—
—	—	15,826,601	—	—	—	—
(36)	—	—	—	—	16,208	(22)
—	—	—	—	—	—	—

202,597,511	4,427,318	6,073,198	59,641,353	38,067,963	168,635,029	1,215,265
—	—	—	—	—	—	—
—	—	—	—	—	(5,529)	—
—	—	—	—	—	—	—
291,546,388	4,590,519	26,752,458	30,992,212	50,187,637	239,879,840	1,182,370
$290,652,635	$4,768,309	$27,381,711	$40,523,839	$49,396,037	$240,738,745	$1,202,829

Statements of Changes in Net Assets
Neuberger Berman Equity Funds
	Dividend Growth Fund		Emerging Markets Equity Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$506,303	$925,550	$435,761	$8,120,089
Net realized gain/(loss) on investments	1,601,803	1,986,531	15,378,073	(58,969,376)
Change in net unrealized appreciation/(depreciation) of investments	6,191,911	6,544,962	(2,981,936)	22,460,385
Net increase/(decrease) in net assets resulting from operations	8,300,017	9,457,043	12,831,898	(28,388,902)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,444,477)	(2,759,628)	(3,876,201)	(2,288,362)
Class A	(47,156)	(63,823)	(230,896)	(41,016)
Class C	(17,421)	(27,828)	(8,949)	—
Class R3	—	—	(5,286)	—
Class R6	(1,920)	(1,473)	(812,972)	(628,776)
Class E	—	—	—	—
Total distributions to shareholders	(2,510,974)	(2,852,752)	(4,934,304)	(2,958,154)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	5,943,488	12,686,520	32,472,110	106,789,553
Class A	126,849	329,207	1,912,946	6,936,979
Class C	16,000	219,514	70,149	44,035
Class R3	—	—	67,709	120,076
Class R6	—	24,835	1,140,936	42,442,937
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	2,444,477	2,759,628	1,400,176	942,041
Class A	45,528	63,287	139,167	24,634
Class C	17,222	27,530	5,534	—
Class R3	—	—	4,427	—
Class R6	775	—	812,167	628,348
Class E	—	—	—	—

See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		International Equity Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$9,388,342	$26,508,151	$759,398	$2,557,398	$11,523,761	$24,888,160	$3,962,336	$16,931,477
29,058,123	40,178,725	7,924,166	(19,305,397)	278,369,953	893,902,959	9,869,984	(2,136,465)
4,801,289	(43,697,273)	85,134,914	83,812,813	214,905,195	(10,994,099)	48,491,080	129,297,419
43,247,754	22,989,603	93,818,478	67,064,814	504,798,909	907,797,020	62,323,400	144,092,431

—	—	(3,443,518)	(278,198)	(49,894,074)	(157,467,474)	(1,645,070)	(3,437,897)
—	—	(118,742)	—	(30,824,987)	(96,872,691)	(490,803)	(1,103,302)
—	—	(1,063)	—	(2,964,451)	(10,450,077)	—	—
(32,259,365)	(60,206,003)	(143,425)	(39,253)	(78,199,113)	(246,894,989)	(21,478,209)	(43,553,898)
(7,262,461)	(12,252,123)	(10,073)	—	—	—	(248,465)	(562,854)
(2,048,582)	(3,992,741)	—	—	—	—	(38,373)	(196,788)
(28,303)	(40,526)	—	—	—	—	—	—
—	—	—	—	(149,634,166)	(437,617,948)	(1,124,340)	(1,667,384)
(1,736,058)	(2,610,375)	—	—	(5,752,804)	(14,027,624)	(1,232,673)	(1,646,328)
(43,334,769)	(79,101,768)	(3,716,821)	(317,451)	(317,269,595)	(963,330,803)	(26,257,933)	(52,168,451)

—	—	1,664,606	1,354,174	61,217,321	85,388,310	520,807	1,266,880
—	—	151,227	152,829	38,571,513	107,290,954	495,899	936,837
—	—	81,736	183,508	4,614,744	14,126,303	—	—
33,157,811	128,240,833	1,746,625	4,703,099	585,125,292	1,064,650,311	31,297,039	158,292,291
6,168,708	22,745,854	32,002	418,570	—	—	1,057,649	2,890,501
932,103	1,020,952	5,000	71,312	—	—	22,640	612,791
133,364	195,392	—	—	—	—	—	—
—	—	—	—	317,383,037	483,765,344	4,583,982	13,969,412
2,008,459	3,478,080	—	—	10,516,743	9,507,013	2,358,019	2,347,169

—	—	3,131,472	252,298	48,128,632	152,259,267	1,524,207	3,238,543
—	—	118,198	—	30,668,011	96,363,069	423,961	968,124
—	—	1,063	—	2,922,490	10,242,972	—	—
29,483,775	54,296,750	141,625	38,610	69,723,365	222,016,028	17,066,346	33,895,492
5,423,764	9,239,787	9,639	—	—	—	168,637	362,380
1,941,591	3,772,531	—	—	—	—	27,034	151,429
28,303	40,526	—	—	—	—	—	—
—	—	—	—	148,996,818	436,411,049	1,123,902	1,666,263
1,736,058	2,610,375	—	—	5,752,804	14,027,624	1,232,673	1,646,328

Statements of Changes in Net Assets  (cont’d)
Neuberger Berman Equity Funds

	Dividend Growth Fund		Emerging Markets Equity Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023
Payments for shares redeemed:
Investor Class	$—	$—	$—	$—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(5,462,070)	(7,227,695)	(260,553,144)	(283,004,909)
Class A	(61,142)	(343,684)	(1,767,602)	(6,069,787)
Class C	(168,024)	(125,101)	(623,944)	(1,456,161)
Class R3	—	—	(87,911)	(167,326)
Class R6	—	—	(77,421,417)	(72,077,660)
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	2,903,103	8,414,041	(302,428,697)	(204,847,240)
Net Increase/(Decrease) in Net Assets	8,692,146	15,018,332	(294,531,103)	(236,194,296)
Net Assets:
Beginning of period	85,310,076	70,291,744	590,236,168	826,430,464
End of period	$94,002,222	$85,310,076	$295,705,065	$590,236,168
See Notes to Financial Statements

Equity Income Fund		Focus Fund		Genesis Fund		International Equity Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$—	$—	$(28,329,050)	$(47,796,579)	$(96,977,238)	$(230,979,996)	$(4,072,543)	$(6,941,462)
—	—	(2,238,466)	(4,913,700)	(86,682,494)	(170,477,251)	(1,630,426)	(3,466,140)
—	—	(205,988)	(314,937)	(13,804,337)	(29,690,682)	—	—
(113,826,201)	(264,306,442)	(3,666,347)	(7,249,538)	(673,903,987)	(1,304,682,687)	(111,627,564)	(352,167,732)
(16,653,552)	(35,754,984)	(329,192)	(186,972)	—	—	(1,923,366)	(3,488,881)
(9,558,960)	(16,560,712)	(15,945)	(128,959)	—	—	(741,509)	(1,779,634)
(42,265)	(144,558)	—	—	—	—	—	—
—	—	—	—	(392,705,112)	(794,540,811)	(6,556,641)	(4,718,510)
(1,362,006)	(3,684,854)	—	—	(7,639,863)	(11,221,734)	(1,778,623)	(2,585,179)
(60,429,048)	(94,810,470)	(27,701,795)	(53,416,285)	51,907,739	154,455,083	(66,427,877)	(152,903,098)
(60,516,063)	(150,922,635)	62,399,862	13,331,078	239,437,053	98,921,300	(30,362,410)	(60,979,118)

954,689,457	1,105,612,092	620,613,740	607,282,662	10,048,045,949	9,949,124,649	1,053,804,298	1,114,783,416
$894,173,394	$954,689,457	$683,013,602	$620,613,740	$10,287,483,002	$10,048,045,949	$1,023,441,888	$1,053,804,298

Statements of Changes in Net Assets  (cont’d)
Neuberger Berman Equity Funds

	International Select Fund		International Small Cap Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$388,595	$2,260,689	$5,052	$43,933
Net realized gain/(loss) on investments	438,393	682,071	(179,953)	(253,204)
Change in net unrealized appreciation/(depreciation) of investments	8,864,780	15,928,337	383,159	464,087
Net increase/(decrease) in net assets resulting from operations	9,691,768	18,871,097	208,258	254,816
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	(123,832)	(215,443)	—	—
Advisor Class	—	—	—	—
Institutional Class	(4,021,647)	(6,195,661)	(48,432)	(125,152)
Class A	(99,168)	(151,903)	(4,512)	(9,979)
Class C	(12,987)	(23,059)	(874)	(6,054)
Class R3	(33,943)	(57,393)	—	—
Class R6	(3,828)	(11,271)	(5,483)	(13,641)
Class E	—	—	—	—
Total distributions to shareholders	(4,295,405)	(6,654,730)	(59,301)	(154,826)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	22,286	64,240	—	—
Advisor Class	—	—	—	—
Institutional Class	4,781,061	21,785,230	83,087	166,878
Class A	244,823	876,054	6,349	719,099
Class C	150,513	244,219	—	—
Class R3	112,224	250,478	—	—
Class R6	8,259	19,957	12,681	22,998
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	117,631	205,399	—	—
Advisor Class	—	—	—	—
Institutional Class	3,958,996	6,061,633	48,432	125,152
Class A	50,411	86,028	2,724	3,708
Class C	11,363	14,285	—	—
Class R3	33,942	57,393	—	—
Class R6	179	246	921	1,533
Class E	—	—	—	—

See Notes to Financial Statements

Intrinsic Value Fund		Large Cap Growth Fund**		Large Cap Value Fund		Mid Cap Growth Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$(1,543,047)	$(922,460)	$2,393,854	$3,665,902	$123,878,043	$261,185,430	$(893,753)	$608,761
12,383,725	4,542,572	55,664,344	81,531,328	(268,649,552)	(90,314,698)	88,948,877	70,465,317
66,789,226	80,196,204	290,944,998	216,891,806	209,349,763	376,740,911	202,597,511	(5,729,745)
77,629,904	83,816,316	349,003,196	302,089,036	64,578,254	547,611,643	290,652,635	65,344,333

—	—	(68,657,466)	(80,242,616)	(36,302,389)	(25,667,868)	(14,911,568)	(20,409,828)
—	—	(1,745,237)	(2,101,696)	(2,339,486)	(1,656,907)	(1,024,271)	(1,886,780)
—	—	(8,195)	(12,116)	(2,612,623)	(1,693,906)	(223,857)	(344,904)
(3,376,623)	(42,990,141)	(21,249,627)	(10,617,448)	(203,540,349)	(159,027,306)	(13,321,973)	(19,973,419)
(239,897)	(1,818,245)	(1,056,552)	(808,173)	(4,231,873)	(2,908,992)	(904,971)	(1,682,755)
(49,049)	(746,500)	(567,904)	(217,408)	(3,438,455)	(1,554,942)	(168,564)	(287,641)
—	—	(62,413)	(74,404)	(228,465)	(106,777)	(258,289)	(404,486)
(294,518)	(3,543,265)	(147,567)	(15,311)	(17,990,243)	(7,029,355)	(17,751,428)	(23,068,198)
—	—	—	—	(4,949,289)	(3,530,987)	—	—
(3,960,087)	(49,098,151)	(93,494,961)	(94,089,172)	(275,633,172)	(203,177,040)	(48,564,921)	(68,058,011)

—	—	10,199,064	8,994,361	20,470,226	119,329,009	1,264,822	2,590,378
—	—	829,042	1,071,688	3,561,340	30,168,470	811,939	2,592,752
—	—	35,194	16,567	5,382,498	17,897,666	1,080,392	1,642,778
153,120,144	556,276,108	177,472,844	251,713,385	1,294,225,740	5,104,567,522	26,360,017	49,530,095
24,046,990	41,083,272	6,682,360	13,650,431	21,179,180	93,138,487	2,833,702	7,289,003
1,358,174	3,482,615	7,498,262	8,223,390	15,144,729	91,736,080	400,492	428,847
—	—	432,744	1,345,157	1,358,603	7,550,536	662,862	1,238,825
8,915,144	2,828,128	1,750,253	4,718,679	308,328,806	414,373,857	73,857,180	87,220,337
—	—	—	—	5,611,952	13,252,143	—	—

—	—	64,167,478	74,889,100	34,543,863	24,586,220	14,221,284	19,507,145
—	—	1,733,299	2,086,841	2,247,216	1,582,555	1,020,835	1,882,214
—	—	8,195	12,013	2,440,398	1,614,247	156,148	250,267
3,082,985	39,209,852	21,203,090	10,566,804	182,159,405	142,010,719	13,176,152	19,784,226
215,934	1,544,431	909,330	755,925	2,679,395	1,856,617	840,108	1,522,568
40,121	616,432	567,904	216,421	2,735,348	1,184,494	167,082	285,731
—	—	61,965	71,220	226,435	106,018	250,812	395,064
289,535	3,481,052	145,855	13,415	14,534,393	5,831,814	16,897,827	21,873,455
—	—	—	—	4,949,289	3,530,987	—	—

Statements of Changes in Net Assets  (cont’d)
Neuberger Berman Equity Funds

	International Select Fund		International Small Cap Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023
Payments for shares redeemed:
Investor Class	$—	$—	$—	$—
Trust Class	(145,144)	(350,369)	—	—
Advisor Class	—	—	—	—
Institutional Class	(6,329,513)	(21,644,119)	(75,429)	(302,778)
Class A	(399,717)	(464,642)	(10,899)	(616,249)
Class C	(182,316)	(178,598)	—	—
Class R3	(109,750)	(249,408)	—	—
Class R6	(12,193)	(156,896)	(18,840)	(6,247)
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	2,313,055	6,621,130	49,026	114,094
Net Increase/(Decrease) in Net Assets	7,709,418	18,837,497	197,983	214,084
Net Assets:
Beginning of period	148,418,243	129,580,746	3,466,579	3,252,495
End of period	$156,127,661	$148,418,243	$3,664,562	$3,466,579

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Intrinsic Value Fund		Large Cap Growth Fund**		Large Cap Value Fund		Mid Cap Growth Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$—	$—	$(55,305,128)	$(86,747,271)	$(136,904,751)	$(189,500,401)	$(22,494,247)	$(32,655,135)
—	—	(1,634,020)	(4,174,601)	(20,682,924)	(34,061,068)	(12,341,740)	(20,191,986)
—	—	(30,776)	(2,006,442)	(15,531,100)	(23,665,753)	(1,827,749)	(3,073,485)
(284,768,290)	(478,964,158)	(99,349,204)	(131,826,447)	(3,628,227,672)	(3,765,606,151)	(86,170,957)	(80,681,044)
(15,577,106)	(18,217,765)	(2,773,816)	(5,456,857)	(53,827,619)	(88,072,490)	(3,720,621)	(20,251,444)
(3,485,810)	(5,260,137)	(5,884,103)	(744,298)	(53,160,619)	(54,612,305)	(1,251,970)	(2,260,884)
—	—	(61,492)	(902,785)	(3,209,750)	(3,462,648)	(1,701,103)	(3,067,366)
(1,820,819)	(5,715,184)	(3,804,307)	(733,269)	(218,574,335)	(211,699,410)	(92,088,821)	(106,504,213)
—	—	—	—	(6,738,269)	(9,740,869)	—	—
(114,582,998)	140,364,646	124,854,033	145,753,427	(2,215,078,223)	1,693,896,346	(67,595,554)	(50,651,872)
(40,913,181)	175,082,811	380,362,268	353,753,291	(2,426,133,141)	2,038,330,949	174,492,160	(53,365,550)

1,550,567,949	1,375,485,138	2,063,360,733	1,709,607,442	12,321,045,628	10,282,714,679	1,550,899,720	1,604,265,270
$1,509,654,768	$1,550,567,949	$2,443,723,001	$2,063,360,733	$9,894,912,487	$12,321,045,628	$1,725,391,880	$1,550,899,720

Statements of Changes in Net Assets  (cont’d)
Neuberger Berman Equity Funds

	Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$177,790	$523,553	$629,253	$1,115,845
Net realized gain/(loss) on investments	163,201	960,310	20,679,260	68,537,297
Change in net unrealized appreciation/(depreciation) of investments	4,427,318	581,246	6,073,198	(36,364,127)
Net increase/(decrease) in net assets resulting from operations	4,768,309	2,065,109	27,381,711	33,289,015
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(633,193)	(287,713)	—	—
Trust Class	(103,277)	(37,102)	—	—
Institutional Class	(301,094)	(126,524)	(21,534,057)	(37,060,949)
Class A	(24,833)	(6,436)	(5,739,309)	(8,086,525)
Class C	(11,462)	(517)	(2,194,052)	(3,263,173)
Class R3	(6,474)	(2,477)	—	—
Class R6	(664)	(319)	—	—
Class E	—	—	(16,174,102)	(17,374,016)
Total distributions to shareholders	(1,080,997)	(461,088)	(45,641,520)	(65,784,663)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	193,760	934,440	—	—
Trust Class	48,268	132,516	—	—
Advisor Class	—	—	—	—
Institutional Class	5,023,298	1,911,569	35,019,814	20,726,163
Class A	514,503	171,864	1,783,204	5,532,412
Class C	73,553	39,220	643,186	842,190
Class R3	8,880	57,215	—	—
Class R6	—	—	—	—
Class E	—	—	3,339,407	3,890,706
Proceeds from reinvestment of dividends and distributions:
Investor Class	592,032	267,112	—	—
Trust Class	101,474	36,494	—	—
Institutional Class	300,240	125,951	17,133,845	31,371,298
Class A	21,421	5,187	5,219,305	7,391,050
Class C	11,462	518	2,057,171	2,961,230
Class R3	6,057	2,375	—	—
Class R6	—	—	—	—
Class E	—	—	16,174,101	17,374,016

See Notes to Financial Statements

Real Estate Fund		Small Cap Growth Fund		Sustainable Equity Fund		U.S. Equity Impact Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$9,531,627	$22,778,435	$(791,600)	$(1,395,227)	$858,905	$5,309,020	$20,459	$29,615
(28,649,141)	(4,381,824)	12,119,674	(22,616,841)	71,250,340	148,765,663	(32,895)	35,180
59,641,353	(129,493,751)	38,067,963	29,762,333	168,629,500	24,570,523	1,215,265	726,632
40,523,839	(111,097,140)	49,396,037	5,750,265	240,738,745	178,645,206	1,202,829	791,427

—	—	—	—	(34,091,548)	(30,511,733)	—	—
(912,959)	(11,957,346)	—	—	(10,171,390)	(9,291,787)	—	—
(4,615,158)	(67,726,340)	—	—	(51,244,168)	(52,025,760)	(36,860)	(8,317)
(531,331)	(7,754,027)	—	—	(13,554,173)	(11,928,777)	(147)	(69)
(40,454)	(928,387)	—	—	(3,120,885)	(3,107,315)	—	—
(108,294)	(1,633,524)	—	—	(1,457,345)	(1,376,743)	—	—
(1,762,953)	(15,963,377)	—	—	(11,017,419)	(13,950,782)	—	—
(236,451)	(2,044,242)	—	—	(1,920,738)	—	—	—
(8,207,600)	(108,007,243)	—	—	(126,577,666)	(122,192,897)	(37,007)	(8,386)

—	—	536,658	891,089	16,616,933	14,917,714	—	—
2,272,407	6,602,666	26,010	314,323	4,870,885	6,230,963	—	—
—	—	63,057	430,117	—	—	—	—
76,696,739	143,707,987	19,524,770	70,203,382	29,533,840	71,493,383	73,711	4,487,814
5,305,462	17,349,226	1,461,230	4,249,481	10,043,944	18,564,588	4,208	46,711
208,418	1,728,041	477,342	683,832	1,324,664	1,514,734	—	—
712,236	2,344,713	1,305,980	4,472,642	1,249,220	1,792,006	—	—
13,723,893	51,323,423	8,842,435	55,763,063	18,529,442	24,245,001	—	—
1,659,630	2,201,659	—	—	22,066,755	—	—	—

—	—	—	—	33,084,898	29,292,175	—	—
903,870	11,833,043	—	—	10,115,819	9,232,461	—	—
4,291,567	59,959,207	—	—	45,147,081	45,074,871	36,859	8,317
447,189	7,015,109	—	—	12,239,447	10,836,196	100	53
36,666	813,337	—	—	2,823,701	2,776,795	—	—
108,267	1,633,161	—	—	1,449,944	1,369,488	—	—
1,743,814	15,742,817	—	—	10,897,099	13,900,812	—	—
236,451	2,044,243	—	—	1,920,739	—	—	—

Statements of Changes in Net Assets  (cont’d)
Neuberger Berman Equity Funds

	Mid Cap Intrinsic Value Fund		Multi-Cap Opportunities Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023
Payments for shares redeemed:
Investor Class	$(3,052,142)	$(2,471,613)	$—	$—
Trust Class	(324,867)	(438,291)	—	—
Advisor Class	—	—	—	—
Institutional Class	(6,260,161)	(1,409,152)	(54,599,993)	(114,893,524)
Class A	(312,952)	(197,414)	(6,719,963)	(17,122,988)
Class C	(159,623)	(124,635)	(2,656,073)	(5,547,345)
Class R3	(42,734)	(300,215)	—	—
Class R6	—	—	—	—
Class E	—	—	(4,625,943)	(3,885,275)
Net increase/(decrease) from Fund share transactions	(3,257,531)	(1,256,859)	12,768,061	(51,360,067)
Net Increase/(Decrease) in Net Assets	429,781	347,162	(5,491,748)	(83,855,715)
Net Assets:
Beginning of period	55,010,256	54,663,094	253,424,172	337,279,887
End of period	$55,440,037	$55,010,256	$247,932,424	$253,424,172
See Notes to Financial Statements

Real Estate Fund		Small Cap Growth Fund		Sustainable Equity Fund		U.S. Equity Impact Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023	February 29, 2024 (Unaudited)	August 31, 2023

$—	$—	$(3,621,707)	$(4,778,963)	$(24,158,814)	$(52,346,614)	$—	$—
(10,700,570)	(29,076,687)	(125,789)	(696,366)	(7,917,276)	(20,002,257)	—	—
—	—	(280,419)	(1,129,401)	—	—	—	—
(160,961,987)	(352,412,010)	(39,663,498)	(63,338,850)	(86,575,985)	(185,914,513)	(42,696)	(257,521)
(11,147,150)	(28,779,686)	(2,188,875)	(5,736,420)	(13,246,098)	(24,149,535)	(21,836)	(10,180)
(1,170,595)	(2,986,729)	(507,297)	(616,077)	(3,665,099)	(8,108,816)	—	—
(1,898,281)	(3,860,156)	(2,102,079)	(1,656,475)	(3,239,166)	(6,470,435)	—	—
(27,749,549)	(30,636,232)	(22,843,206)	(46,160,478)	(29,407,466)	(104,909,139)	—	—
(1,158,455)	(3,354,957)	—	—	(1,060,554)	—	—	—
(106,439,978)	(126,807,825)	(39,095,388)	12,894,899	52,643,953	(150,660,122)	50,346	4,275,194
(74,123,739)	(345,912,208)	10,300,649	18,645,164	166,805,032	(94,207,813)	1,216,168	5,058,235

791,383,656	1,137,295,864	339,994,457	321,349,293	1,331,086,760	1,425,294,573	11,118,421	6,060,186
$717,259,917	$791,383,656	$350,295,106	$339,994,457	$1,497,891,792	$1,331,086,760	$12,334,589	$11,118,421

Notes to Financial Statements Equity Fundsß (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Growth Fund ("Large Cap Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Sustainable Equity Fund ("Sustainable Equity") and Neuberger Berman U.S. Equity Impact Fund ("U.S. Equity Impact") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, eighteen offer Institutional Class shares, seventeen offer Class A shares, seventeen offer Class C shares, ten offer Class R3 shares, fourteen offer Class R6 shares and seven offer Class E shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
To facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Large Cap Growth formed NB A24 Guardian Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Large Cap Growth and Large Cap Growth expects to remain its sole member.
As of February 29, 2024, the value of Large Cap Growth's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$935,064	0.0%
2
Consolidation: The accompanying financial statements of Large Cap Growth present the consolidated accounts of Large Cap Growth and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
ß
Notes to Consolidated Financial Statements for Large Cap Growth

3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities, preferred stocks, warrants, rights, escrow units, exchange-traded funds, and exchange-traded options written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Publicly traded securities acquired via a private investment in public equity ("PIPE") transaction are typically valued at a discount to the market price of an issuer’s common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up period and the volatility of the underlying security (Level 1 or Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time, on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which a Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the six months ended February 29, 2024, were $1,701, $8,335, $15,594, $500, $823, $5,595, $5,876, $56,611, $232,310, and $28,641 for Dividend Growth, Focus, International Equity, International Select, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, and Small Cap Growth, respectively.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at February 29, 2024 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$74,404,822	$29,920,618	$8,563,653	$21,356,965
Emerging Markets Equity	266,138,187	53,691,787	23,751,876	29,939,911
Equity Income	658,400,244	246,129,253	11,804,058	234,325,195
Focus	523,320,062	170,454,953	10,753,339	159,701,614
Genesis	5,682,508,084	4,905,522,394	290,625,603	4,614,896,791
International Equity	939,782,499	140,568,456	66,109,528	74,458,928
International Select	143,135,945	22,330,745	9,372,529	12,958,216
International Small Cap	3,484,929	486,140	188,810	297,330
Intrinsic Value	1,298,354,609	437,920,689	211,297,859	226,622,830
Large Cap Growth	1,429,916,811	1,024,677,030	30,791,484	993,885,546
Large Cap Value	9,241,627,047	1,018,994,850	304,685,513	714,309,337
Mid Cap Growth	1,329,507,824	435,763,840	39,257,517	396,506,323
Mid Cap Intrinsic Value	42,579,199	16,486,424	3,630,019	12,856,405
Multi-Cap Opportunities	125,445,745	123,942,743	1,516,613	122,426,130
Real Estate	777,404,596	31,017,942	92,372,621	(61,354,679)
Small Cap Growth	289,640,187	75,803,049	13,705,460	62,097,589
Sustainable Equity	772,738,374	725,524,855	2,261,889	723,262,966
U.S. Equity Impact	10,652,647	2,284,559	593,291	1,691,268
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended August 31, 2023, the Funds recorded permanent reclassifications primarily related to one or more of the following: deemed distributions on shareholder redemptions, prior year true up adjustments, net operating losses written off, non deductible excise taxes, and gains (losses) & tax adjustments on securities redeemed in kind. For the year ended August 31, 2023, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Dividend Growth	$81,843	$(81,843)
Emerging Markets Equity	—	—
Equity Income	6,523,473	(6,523,473)
Focus	(3,557,921)	3,557,921
Genesis	529,787,536	(529,787,536)
International Equity	—	—
International Select	—	—
International Small Cap	—	—
Intrinsic Value	3,888,992	(3,888,992)
Large Cap Growth	7,086,139	(7,086,139)
Large Cap Value	—	—
Mid Cap Growth	2,634,217	(2,634,217)
Mid Cap Intrinsic Value	37,907	(37,907)
Multi-Cap Opportunities	25,288,896	(25,288,896)
Real Estate	42,052	(42,052)
Small Cap Growth	(1,671,646)	1,671,646
Sustainable Equity	20,284,839	(20,284,839)
U.S. Equity Impact	3	(3)

The tax character of distributions paid during the years ended August 31, 2023, and August 31, 2022, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2023	2022	2023	2022	2023	2022	2023	2022
Dividend Growth	$998,091	$615,923	$1,854,661	$1,962,479	$—	$—	$2,852,752	$2,578,402
Emerging Markets Equity	2,958,154	13,135,011	—	—	—	—	2,958,154	13,135,011
Equity Income	25,697,792	25,174,166	53,403,976	96,097,023	—	—	79,101,768	121,271,189
Focus	317,451	32,908,567	—	117,530,360	—	—	317,451	150,438,927
Genesis	34,207,730	221,104	929,123,073	1,288,354,250	—	—	963,330,803	1,288,575,354
International Equity	9,780,011	28,567,855	42,388,440	175,132,660	—	—	52,168,451	203,700,515
International Select	1,571,081	2,771,908	5,083,649	15,409,794	—	—	6,654,730	18,181,702
International Small Cap	13	31,731	154,813	168,049	—	—	154,826	199,780
Intrinsic Value	12,897,599	—	36,200,552	79,211,520	—	—	49,098,151	79,211,520
Large Cap Growth	—	82,004,314	94,089,172	125,625,777	—	—	94,089,172	207,630,091
Large Cap Value	203,177,040	177,678,598	—	199,459,405	—	—	203,177,040	377,138,003
Mid Cap Growth	—	19,485,079	68,058,011	266,139,158	—	—	68,058,011	285,624,237
Mid Cap Intrinsic Value	461,088	331,388	—	—	—	—	461,088	331,388
Multi-Cap Opportunities	1,479,899	5,051,790	64,304,764	133,771,546	—	—	65,784,663	138,823,336
Real Estate	20,284,367	23,794,771	87,722,876	29,796,004	—	—	108,007,243	53,590,775
Small Cap Growth	—	35,131,358	—	30,851,056	—	28,076	—	66,010,490
Sustainable Equity	1,655,795	20,066,393	120,537,102	166,636,296	—	—	122,192,897	186,702,689
U.S. Equity Impact	8,386	6,976	—	—	—	—	8,386	6,976

As of August 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$685,561	$82,098	$23,309,972	$—	$—	$24,077,631
Emerging Markets Equity	4,934,119	—	20,396,016	(129,874,183)	(388)	(104,544,436)
Equity Income	1,632,958	34,549,106	229,516,528	—	—	265,698,592
Focus	2,188,550	—	74,567,372	(33,216,725)	—	43,539,197
Genesis	9,666,509	346,073,979	4,399,991,596	—	—	4,755,732,084
International Equity	17,078,262	—	26,212,035	(1,690,255)	—	41,600,042
International Select	2,586,416	—	4,152,972	—	—	6,739,388
International Small Cap	59,282	—	(84,658)	(174,472)	—	(199,848)
Intrinsic Value	—	3,952,426	159,833,604	(1,262,009)	(21,823)	162,502,198
Large Cap Growth	2,091,021	72,624,270	702,940,548	(106,732)	—	777,549,107
Large Cap Value	188,054,110	—	504,959,574	(226,860,364)	—	466,153,320
Mid Cap Growth	—	48,556,120	193,908,812	(799,321)	—	241,665,611
Mid Cap Intrinsic Value	285,745	751,924	8,429,087	—	—	9,466,756
Multi-Cap Opportunities	565,617	44,635,890	116,352,932	—	—	161,554,439
Real Estate	27,740	—	(120,996,032)	(7,100,497)	—	(128,068,789)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Small Cap Growth	$—	$—	$24,029,626	$(39,172,176)	$—	$(15,142,550)
Sustainable Equity	3,668,290	99,100,171	554,743,304	—	—	657,511,765
U.S. Equity Impact	20,601	—	476,003	(602,310)	(5,088)	(110,794)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, capital loss carryforwards, amortization of organization expenses, tax adjustments related to other investments, and mark-to-market adjustments on passive foreign investment companies ("PFICs").
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Emerging Markets Equity	$28,494,207	$101,379,976
Focus	—	33,216,725
International Equity	1,690,255	—
International Small Cap	152,648	21,824
Large Cap Value	—	226,860,364
Small Cap Growth	7,324,221	30,876,807
U.S. Equity Impact	141,199	461,111
During the year ended August 31, 2023, Mid Cap Intrinsic Value utilized capital loss carryforwards of $367,112.
Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the current tax rules, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net PFIC mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2023, the Funds elected to defer the following late-year ordinary losses and post October capital losses:
	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Intrinsic Value	$1,262,009	$—
Mid Cap Growth	799,321	—
Real Estate	—	7,100,497
Small Cap Growth	971,148	—
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of August 31, 2023, Large Cap Growth had a gross deferred tax asset of $15,430 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and a gross deferred tax liability of $19,287 resulting from appreciation of the underlying holding. As of August 31, 2023, the Blocker has a net deferred tax liability of $3,857.

7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Equity accrues capital gains tax on unrealized and realized gains for certain securities. At February 29, 2024, Emerging Markets Equity had accrued capital gains taxes of $2,245,704, which is reflected in the Statements of Assets and Liabilities. For the six months ended February 29, 2024, Emerging Markets Equity had realized capital gains taxes of $2,335,464, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds have filed tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When any such ECJ tax reclaims are not "more likely than not" to be sustained, no amounts are included in the Statements of Assets and Liabilities. The Funds have determined that certain ECJ tax reclaims are "more likely than not" to be sustained after examination by tax authorities and are included in "Prepaid expenses and other assets" and "Other accrued expenses and payables" in the Statements of Assets and Liabilities for certain of the Funds. The income recognized from these ECJ tax reclaims is included in "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims (which are excluded from contractual expense limitations) is included in "Miscellaneous and other fees" in the Statements of Operations for certain of the Funds. When the total income and/or expenses from these reclaims exceeds five percent of total income and/or total expenses on a Fund, the income recognized is reflected in "Tax reclaims" and the cost to file these additional reclaims is reflected in "Tax reclaim professional fees" on the Statements of Operations.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.
It is the policy of Funds that invest in real estate investment trusts ("REITs"), to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. For the year ended August 31, 2023, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if a Fund complies with the conditions of the Rule. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
12
Derivative instruments: Certain Funds' use of derivatives during the six months ended February 29, 2024, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 29, 2024. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Options: Equity Income used options written to generate incremental returns. Large Cap Growth used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Growth used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At February 29, 2024, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Equity Income
Options written
Equity risk	—	$—	Option contracts written, at value	$(128,779)
Large Cap Growth
Options written
Equity risk	—	—	Option contracts written, at value	(1,791,930)
The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 29, 2024, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Equity Income
Options written
Equity risk	$220,501	$31,699
Large Cap Growth
Options purchased
Equity risk	(349,925)	211,733
Options written
Equity risk	59,566	(726,854)

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Dividend Growth, Emerging Markets Equity, Focus, Genesis, International Equity, International Select, International Small Cap, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Small Cap Growth, Sustainable Equity and

U.S. Equity Impact did not hold any derivative instruments during the six months ended February 29, 2024 that require additional disclosures pursuant to ASC 815.
13
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of February 29, 2024, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
Emerging Markets Equity	$1,283,458
Focus	1,173,089
International Equity	164,890
International Select	273,423
International Small Cap	266,549
Large Cap Growth	1,779,680
Large Cap Value	73,640,878
As of February 29, 2024, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Emerging Markets Equity	$1,354,670	$—	$—	$—	$1,354,670
Focus	775,706	—	—	—	775,706
International Equity	173,577	—	—	—	173,577
International Select	291,263	—	—	—	291,263
International Small Cap	281,664	—	—	—	281,664
Large Cap Growth	1,776,667	—	—	—	1,776,667
Large Cap Value	74,965,623	—	—	—	74,965,623

(a)	Amounts represent the payable for collateral received for loaned securities.

14
Offsetting assets and liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Market Equity, Focus, International Equity, International Select, International Small Cap, Large Cap Growth and Large Cap Value held one or more of these investments at February 29, 2024. The Funds’ securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of February 29, 2024.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Equity
Securities lending	$1,283,458	$—
Focus
Securities lending	$1,173,089	$—
International Equity
Securities lending	$164,890	$—
International Select
Securities lending	$273,423	$—
International Small Cap
Securities lending	$266,549	$—
Large Cap Growth
Securities lending	$1,779,680	$—
Large Cap Value
Securities lending	$73,640,878	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Emerging Markets Equity
SSB	$1,283,458	$—	$(1,283,458)	$—	$—	$—	$—	$—
Total	$1,283,458	$—	$(1,283,458)	$—	$—	$—	$—	$—
Focus
SSB	$1,173,089	$—	$(775,706)	$397,383	$—	$—	$—	$—
Total	$1,173,089	$—	$(775,706)	$397,383	$—	$—	$—	$—
International Equity
SSB	$164,890	$—	$(164,890)	$—	$—	$—	$—	$—
Total	$164,890	$—	$(164,890)	$—	$—	$—	$—	$—
International Select
SSB	$273,423	$—	$(273,423)	$—	$—	$—	$—	$—
Total	$273,423	$—	$(273,423)	$—	$—	$—	$—	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
International Small Cap
SSB	$266,549	$—	$(266,549)	$—	$—	$—	$—	$—
Total	$266,549	$—	$(266,549)	$—	$—	$—	$—	$—
Large Cap Growth
SSB	$1,779,680	$—	$(1,776,667)	$3,013	$—	$—	$—	$—
Total	$1,779,680	$—	$(1,776,667)	$3,013	$—	$—	$—	$—
Large Cap Value
SSB	$73,640,878	$—	$(73,640,878)	$—	$—	$—	$—	$—
Total	$73,640,878	$—	$(73,640,878)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A Net Amount greater than zero represents amounts subject to loss as of February 29, 2024, in the event of a counterparty failure. A Net Amount less than zero represents amounts under-collateralized to each counterparty as of February 29, 2024.

15
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
16
In-kind redemption: In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the six months ended February 29, 2024, Genesis and Multi-Cap Opportunities realized net gains of $221,132,823 and $15,826,601, respectively, on $313,800,953 and $22,667,480 of in-kind redemptions, which is comprised of $312,944,100 and $22,662,184 in securities and $856,853 and $5,296 in cash, respectively. During the year ended August 31, 2023, Genesis realized net gains of $445,030,369 on $544,192,312 of in-kind redemptions which is comprised of $542,227,847 in securities and $1,964,465 in cash.
17
Investments in private companies: Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Next $10 billion	Thereafter
Genesis(a)
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.60%
Intrinsic Value and Small Cap Growth
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Emerging Markets Equity(b)
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%	0.85%
Real Estate(a)
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
International Equity(a)(b)
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%	0.70%
International Small Cap
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%	0.70%
Equity Income(a), Focus, International Select, Large Cap Growth, Large Cap Value(a), Mid Cap Growth, Mid Cap Intrinsic Value and Sustainable Equity(a)
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%	0.40%
Multi-Cap Opportunities(a)
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
Dividend Growth
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%	0.45%
U.S. Equity Impact
0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
(a)
NBIA has contractually agreed to waive its Class E management fee for the below Funds. This undertaking lasts until August 31, 2024 and may not be terminated during its term without the consent of the Board. Management fees contractually waived are not subject to recovery by NBIA.
Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Six Months Ended February 29, 2024
Equity Income	0.52%	1/11/22	$84,758
Genesis	0.66%	1/11/22	$ 473,169
International Equity	0.66%	1/11/22	$ 106,273
Large Cap Value	0.42%	1/11/22	$ 324,181
Multi-Cap Opportunities	0.60%	1/11/22	$ 242,505
Real Estate	0.80%	1/11/22	$63,798
Sustainable Equity	0.49%	12/6/23	$25,341

(b)
NBIA has voluntarily agreed to waive and/or reimburse its management fee for the below Funds. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.
Fund	Percentage of Average Daily Net Assets Waived and/or Reimbursed	Effective Date(s)	Management Fees Waived for the Six Months Ended February 29, 2024
Emerging Markets Equity	0.10%	9/1/23	$212,669
International Equity	0.15%	11/21/22	$753,113
Accordingly, for the six months ended February 29, 2024, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets.
Effective Rate
Dividend Growth	0.50%
Emerging Markets Equity	0.99%(a)
Equity Income	0.52%(b)
Focus	0.53%
Genesis	0.66%(c)
International Equity	0.81%(d)
International Select	0.55%
International Small Cap	0.85%
Intrinsic Value	0.74%
Large Cap Growth	0.47%
Large Cap Value	0.42%(e)
Mid Cap Growth	0.49%
Mid Cap Intrinsic Value	0.55%
Multi-Cap Opportunities	0.60%(f)
Real Estate	0.80%(g)
Small Cap Growth	0.84%
Sustainable Equity	0.50%(h)
U.S. Equity Impact	0.70%

(a)	After waivers, 0.89% annual effective net rate of the Fund’s average daily net assets.
(b)	After waivers, 0.50% annual effective net rate of the Fund’s average daily net assets.
(c)	After waivers, 0.65% annual effective net rate of the Fund’s average daily net assets.
(d)	After waivers, 0.64% annual effective net rate of the Fund’s average daily net assets.
(e)	After waivers, 0.41% annual effective net rate of the Fund’s average daily net assets.
(f)	After waivers, 0.40% annual effective net rate of the Fund’s average daily net assets.
(g)	After waivers, 0.78% annual effective net rate of the Fund’s average daily net assets.
(h)	After waivers, 0.49% annual effective net rate of the Fund’s average daily net assets.
Investment management fee waivers are included in the Statements of Operations under the caption "Fees waived".
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State

Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund’s direct expenses and exclude interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, which Large Cap Growth has agreed to share with the Blocker. For the six months ended February 29, 2024, the expenses of the Blocker amounted to $6,437.
At February 29, 2024, the Funds' contingent liabilities to NBIA under the contractual expense limitation agreements were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023	2024
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
Dividend Growth Institutional Class	0.69%	8/31/27	$241,524	$243,453	$241,403	$116,483
Dividend Growth Class A	1.05%	8/31/27	7,463	6,190	6,955	3,104
Dividend Growth Class C	1.80%	8/31/27	8,038	4,059	3,277	1,455
Dividend Growth Class R6	0.59%	8/31/27	294	252	283	149
Emerging Markets Equity Institutional Class	1.25%(b)	8/31/27	—	—	360,925	80,508
Emerging Markets Equity Class A	1.50%(b)	8/31/27	22,865	20,023	35,496	17,313
Emerging Markets Equity Class C	2.25%(b)	8/31/27	3,949	3,857	4,379	1,393
Emerging Markets Equity Class R3	1.91%(b)	8/31/27	—	218	960	401
Emerging Markets Equity Class R6	1.15%(b)	8/31/27	—	—	66,328	2,937
Equity Income Institutional Class	0.80%	8/31/27	—	—	—	—
Equity Income Class A	1.16%	8/31/27	—	—	—	—
Equity Income Class C	1.91%	8/31/27	—	—	—	—
Equity Income Class R3	1.41%	8/31/27	—	—	—	—
Focus Trust Class	1.50%	8/31/27	—	—	—	—
Focus Advisor Class	1.50%	8/31/27	—	—	—	4
Focus Institutional Class	0.75%	8/31/27	—	—	1,364	—
Focus Class A	1.11%	8/31/27	—	323	653	164
Focus Class C	1.86%	8/31/27	162	227	212	92
Genesis Trust Class	1.50%	8/31/27	—	—	—	—
Genesis Advisor Class	1.50%	8/31/27	—	—	—	—
Genesis Institutional Class	0.85%	8/31/27	—	—	—	—
Genesis Class R6	0.75%	8/31/27	—	—	—	—
International Equity Investor Class	1.40%	8/31/27	—	—	—	—
International Equity Trust Class	2.00%	8/31/27	—	—	—	—
International Equity Institutional Class	0.85%	8/31/27	394,617	478,075	232,778	68,721

			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023	2024
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
International Equity Class A	1.21%	8/31/27	$18,701	$7,261	$5,259	$1,961
International Equity Class C	1.96%	8/31/27	2,857	3,047	1,766	562
International Equity Class R6	0.75%	8/31/27	22,906	15,351	9,720	5,695
International Select Trust Class	1.15%	8/31/27	14,610	12,174	14,835	5,822
International Select Institutional Class	0.80%	8/31/27	225,741	224,500	223,646	99,669
International Select Class A	1.16%	8/31/27	6,545	6,598	6,474	2,992
International Select Class C	1.91%	8/31/27	1,554	1,453	1,509	621
International Select Class R3	1.41%	8/31/27	3,504	2,725	2,875	1,221
International Select Class R6	0.70%	8/31/27	2,510	862	516	164
International Small Cap Institutional Class	1.05%	8/31/27	239,386	246,079	256,769	114,655
International Small Cap Class A	1.41%	8/31/27	27,225	30,271	21,973	13,099
International Small Cap Class C	2.16%	8/31/27	18,529	13,167	11,527	4,947
International Small Cap Class R6	0.95%	8/31/27	37,827	27,759	27,178	12,225
Intrinsic Value Institutional Class	1.00%	8/31/27	—	—	—	—
Intrinsic Value Class A	1.36%	8/31/27	—	—	—	—
Intrinsic Value Class C	2.11%	8/31/27	—	—	—	—
Intrinsic Value Class R6	0.90%	8/31/27	—	—	—	—
Large Cap Growth Trust Class	1.50%	8/31/27	—	—	—	—
Large Cap Growth Advisor Class	1.50%	8/31/27	—	—	—	738
Large Cap Growth Institutional Class	0.75%	8/31/27	—	—	—	—
Large Cap Growth Class A	1.11%	8/31/27	—	—	—	—
Large Cap Growth Class C	1.86%	8/31/27	—	—	—	—
Large Cap Growth Class R3	1.36%	8/31/27	—	—	—	—
Large Cap Growth Class R6	0.57%(c)(d)	12/31/24	—	—	—	1,113
Large Cap Value Trust Class	1.50%	8/31/27	—	—	—	—
Large Cap Value Advisor Class	1.50%	8/31/27	—	—	—	—
Large Cap Value Institutional Class	0.70%	8/31/27	—	—	—	—
Large Cap Value Class A	1.11%	8/31/27	—	—	—	—
Large Cap Value Class C	1.86%	8/31/27	—	—	—	—
Large Cap Value Class R3	1.36%	8/31/27	—	—	—	—
Large Cap Value Class R6	0.60%	8/31/27	—	—	—	—
Mid Cap Growth Trust Class	1.50%	8/31/27	—	—	—	—
Mid Cap Growth Advisor Class	1.50%	8/31/27	—	—	—	—
Mid Cap Growth Institutional Class	0.75%	8/31/27	—	—	—	—
Mid Cap Growth Class A	1.11%	8/31/27	—	—	—	—
Mid Cap Growth Class C	1.86%	8/31/27	—	—	—	—
Mid Cap Growth Class R3	1.36%	8/31/27	—	—	—	—
Mid Cap Growth Class R6	0.65%	8/31/27	—	—	—	—
Mid Cap Intrinsic Value Investor Class	1.50%(b)	8/31/27	—	—	3,482	—
Mid Cap Intrinsic Value Trust Class	1.25%(b)	8/31/27	16,735	25,266	26,407	13,635
Mid Cap Intrinsic Value Institutional Class	0.85%	8/31/27	41,436	64,185	63,665	34,635

			Expenses Reimbursed in Year Ended August 31,
			2021	2022	2023	2024
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
Mid Cap Intrinsic Value Class A	1.21%	8/31/27	$5,029	$6,666	$6,023	$3,275
Mid Cap Intrinsic Value Class C	1.96%	8/31/27	3,113	4,567	4,347	1,963
Mid Cap Intrinsic Value Class R3	1.46%	8/31/27	2,485	3,454	3,273	1,184
Mid Cap Intrinsic Value Class R6	0.75%	8/31/27	211	243	276	125
Multi-Cap Opportunities Institutional Class	1.00%	8/31/27	—	—	—	—
Multi-Cap Opportunities Class A	1.36%	8/31/27	—	—	—	—
Multi-Cap Opportunities Class C	2.11%	8/31/27	—	—	—	—
Real Estate Trust Class	1.50%(b)	8/31/27	—	—	—	—
Real Estate Institutional Class	0.85%	8/31/27	844,090	1,255,775	968,863	348,206
Real Estate Class A	1.21%	8/31/27	119,798	145,137	119,614	51,591
Real Estate Class C	1.96%	8/31/27	17,083	20,400	16,910	7,189
Real Estate Class R3	1.46%	8/31/27	30,796	33,788	28,692	12,811
Real Estate Class R6	0.75%	8/31/27	225,255	264,583	255,521	134,408
Small Cap Growth Investor Class	1.30%(b)	8/31/27	—	13,701	7,122	8,740
Small Cap Growth Trust Class	1.40%(b)	8/31/27	3,373	3,686	3,589	2,518
Small Cap Growth Advisor Class	1.60%(b)	8/31/27	964	1,172	1,520	1,496
Small Cap Growth Institutional Class	0.90%	8/31/27	399,798	427,001	337,846	160,485
Small Cap Growth Class A	1.26%	8/31/27	63,269	57,562	46,585	21,593
Small Cap Growth Class C	2.01%	8/31/27	11,925	12,074	9,514	4,906
Small Cap Growth Class R3	1.51%	8/31/27	11,036	13,738	17,434	9,956
Small Cap Growth Class R6	0.80%	8/31/27	105,409	146,406	189,641	97,468
Sustainable Equity Trust Class	1.50%	8/31/27	—	—	—	—
Sustainable Equity Institutional Class	0.75%	8/31/27	—	—	—	—
Sustainable Equity Class A	1.11%	8/31/27	—	—	—	—
Sustainable Equity Class C	1.86%	8/31/27	—	—	—	—
Sustainable Equity Class R3	1.36%	8/31/27	—	—	—	—
Sustainable Equity Class R6	0.65%	8/31/27	—	—	—	—
U.S. Equity Impact Institutional Class	0.90%	8/31/27	197,957	254,523	243,413	124,381
U.S. Equity Impact Class A	1.26%	8/31/27	6,127	7,830	4,848	1,831
U.S. Equity Impact Class C	2.01%	8/31/27	2,706	1,429	1,216	404

(a)	Expense limitation per annum of the respective class’s average daily net assets.
(b)
In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable by NBIA without notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for the Six Months Ended February 29, 2024
Emerging Markets Equity Institutional Class	1.15%	9/1/23	$167,992

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for the Six Months Ended February 29, 2024
Emerging Markets Equity Class A	1.40%	9/1/23	$9,487
Emerging Markets Equity Class C	2.15%	9/1/23	839
Emerging Markets Equity Class R3	1.81%	9/1/23	278
Emerging Markets Equity Class R6	1.05%	9/1/23	34,073
Mid Cap Intrinsic Value Investor Class	0.96%	1/19/21	83,638
Mid Cap Intrinsic Value Trust Class	1.20%	1/19/21	1,451
Real Estate Trust Class	1.04%	12/16/11	155,146
Small Cap Growth Investor Class	1.01%	1/19/21	82,957
Small Cap Growth Trust Class	1.25%	1/19/21	2,549
Small Cap Growth Advisor Class	1.40%	1/27/21	1,814

(c)	Effective January 1, 2025, the expense limitation will be 0.65%.
(d)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Large Cap Growth Class R6	0.58%	12/18/23
	0.65%	12/19/22
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the six months ended February 29, 2024, the following class(es) repaid NBIA under their respective contractual expense limitation agreement(s) as follows:
Class	Expenses Repaid to NBIA
Focus Institutional Class	$108
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from the Trust Class of each of Focus, International Select, Large Cap Growth, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Sustainable Equity, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class’s, 0.25% of such Advisor Class’s, 0.25% of such

Class A’s, 1.00% of such Class C’s and 0.50% of such Class R3’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the six months ended February 29, 2024, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$788	$—	$—	$—
Dividend Growth Class C	—	109	—	—
Emerging Markets Equity Class A	225	—	—	—
Emerging Markets Equity Class C	—	118	—	—
Equity Income Class A	3,733	—	—	—
Equity Income Class C	—	847	—	—
Focus Class A	—	—	—	—
Focus Class C	—	—	—	—
International Equity Class A	15	—	—	—
International Equity Class C	—	700	—	—
International Select Class A	93	—	—	—
International Select Class C	—	1,069	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	4,404	—	—	—
Intrinsic Value Class C	—	864	—	—
Large Cap Growth Class A	18,870	—	—	—
Large Cap Growth Class C	—	12,907	—	—
Large Cap Value Class A	40,193	—	—	—
Large Cap Value Class C	—	41,380	—	—
Mid Cap Growth Class A	175	—	—	—
Mid Cap Growth Class C	—	6	—	—
Mid Cap Intrinsic Value Class A	1,459	—	—	—
Mid Cap Intrinsic Value Class C	—	—	—	—
Multi-Cap Opportunities Class A	681	—	—	—
Multi-Cap Opportunities Class C	—	277	—	—
Real Estate Class A	610	—	—	—
Real Estate Class C	—	162	—	—
Small Cap Growth Class A	2,707	—	—	—
Small Cap Growth Class C	—	55	—	—
Sustainable Equity Class A	2,575	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Sustainable Equity Class C	$—	$281	$—	$—
U.S. Equity Impact Class A	—	—	—	—
U.S. Equity Impact Class C	—	—	—	—
Note C—Securities Transactions:
During the six months ended February 29, 2024, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

	Purchases	Sales
Dividend Growth	$9,632,078	$10,480,081
Emerging Markets Equity	267,034,844	568,204,052
Equity Income	134,054,336	225,764,783
Focus	81,715,369	141,417,346
Genesis	591,606,003	510,101,609
International Equity	257,239,585	354,217,549
International Select	36,376,670	38,112,180
International Small Cap	1,096,605	1,123,713
Intrinsic Value	128,791,206	162,500,774
	Purchases	Sales
Large Cap Growth	$239,226,312	$225,462,182
Large Cap Value	4,842,241,887	7,032,974,720
Mid Cap Growth	603,957,626	741,853,526
Mid Cap Intrinsic Value	9,211,120	13,253,181
Multi-Cap Opportunities	20,249,625	28,800,408
Real Estate	198,763,589	293,785,254
Small Cap Growth	172,005,338	208,361,295
Sustainable Equity	108,487,792	180,914,267
U.S. Equity Impact	1,002,108	1,151,038
During the six months ended February 29, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the six months ended February 29, 2024, and for the year ended August 31, 2023, was as follows:
	For the Six Months Ended February 29, 2024				For the Year Ended August 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend Growth
Institutional Class	321,110	128,724	(290,030)	159,804	734,086	165,050	(416,637)	482,499
Class A	6,866	2,390	(3,268)	5,988	18,617	3,771	(19,469)	2,919
Class C	843	910	(9,095)	(7,342)	12,368	1,651	(7,301)	6,718
Class R6	—	41	—	41	1,394	—	—	1,394
Emerging Markets Equity
Institutional Class	1,914,388	82,170	(15,396,300)	(13,399,742)	6,247,158	55,742	(16,743,468)	(10,440,568)
Class A	111,981	8,138	(103,960)	16,159	406,264	1,452	(352,670)	55,046
Class C	4,117	328	(37,198)	(32,753)	2,623	—	(86,970)	(84,347)
Class R3	4,007	260	(5,245)	(978)	7,054	—	(9,803)	(2,749)
Class R6	67,447	47,690	(4,726,387)	(4,611,250)	2,420,393	37,202	(4,282,597)	(1,825,002)

	For the Six Months Ended February 29, 2024				For the Year Ended August 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Equity Income
Institutional Class	2,658,707	2,363,332	(9,151,080)	(4,129,041)	9,879,722	4,261,155	(20,523,382)	(6,382,505)
Class A	496,509	436,728	(1,341,516)	(408,279)	1,731,360	727,430	(2,786,477)	(327,687)
Class C	76,746	157,048	(777,033)	(543,239)	79,354	298,054	(1,290,640)	(913,232)
Class R3	10,547	2,277	(3,385)	9,439	15,069	3,189	(11,146)	7,112
Class E	159,376	139,296	(108,388)	190,284	267,004	205,325	(284,197)	188,132
Focus
Investor Class	69,168	126,575	(1,169,139)	(973,396)	63,081	12,313	(2,212,301)	(2,136,907)
Trust Class	5,999	4,803	(92,578)	(81,776)	6,972	—	(226,588)	(219,616)
Advisor Class	3,470	43	(8,776)	(5,263)	8,306	—	(14,168)	(5,862)
Institutional Class	72,977	5,706	(149,980)	(71,297)	219,012	1,878	(329,831)	(108,941)
Class A	1,355	392	(13,633)	(11,886)	19,223	—	(8,145)	11,078
Class C	231	—	(692)	(461)	3,506	—	(6,627)	(3,121)
Genesis
Investor Class	1,043,773	802,947	(1,652,273)	194,447	1,459,662	2,778,454	(3,934,750)	303,366
Trust Class	665,139	513,616	(1,472,113)	(293,358)	1,846,875	1,763,599	(2,929,187)	681,287
Advisor Class	79,712	49,846	(242,263)	(112,705)	245,879	190,354	(515,204)	(78,971)
Institutional Class	9,995,396	1,160,895	(11,532,116)	(375,825)	17,984,191	4,045,481	(22,166,279)	(136,607)
Class R6	5,394,221	2,483,694	(6,678,186)	1,199,729	8,148,062	7,957,896	(13,578,199)	2,527,759
Class E	175,666	95,944	(128,926)	142,684	163,047	256,025	(191,313)	227,759
International Equity
Investor Class	43,430	125,760	(339,927)	(170,737)	111,021	292,816	(599,064)	(195,227)
Trust Class	41,631	34,951	(135,256)	(58,674)	81,133	87,455	(297,590)	(129,002)
Institutional Class	2,601,988	1,406,954	(9,261,453)	(5,252,511)	13,795,950	3,061,923	(30,826,496)	(13,968,623)
Class A	87,578	13,845	(159,412)	(57,989)	248,169	32,617	(300,556)	(19,770)
Class C	1,889	2,240	(62,348)	(58,219)	52,416	13,816	(155,274)	(89,042)
Class R6	376,284	92,731	(545,509)	(76,494)	1,181,117	150,385	(402,568)	928,934
Class E	192,849	101,958	(146,029)	148,778	197,030	148,451	(219,175)	126,306
International Select
Trust Class	1,745	9,336	(11,703)	(622)	5,234	17,845	(28,890)	(5,811)
Institutional Class	383,699	315,709	(503,984)	195,424	1,787,261	528,938	(1,779,729)	536,470
Class A	19,726	4,042	(32,589)	(8,821)	71,412	7,553	(38,644)	40,321
Class C	12,671	935	(15,317)	(1,711)	20,505	1,286	(14,807)	6,984
Class R3	9,128	2,751	(9,036)	2,843	21,591	5,088	(20,877)	5,802
Class R6	657	14	(983)	(312)	1,707	22	(12,499)	(10,770)
International Small Cap
Institutional Class	6,665	3,871	(5,981)	4,555	13,316	10,642	(25,531)	(1,573)
Class A	509	219	(865)	(137)	58,500	318	(50,048)	8,770
Class C	—	—	—	—	—	—	—	—

	For the Six Months Ended February 29, 2024				For the Year Ended August 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class R6	1,077	74	(1,464)	(313)	2,043	130	(568)	1,605
Intrinsic Value
Institutional Class	8,090,692	156,496	(14,965,577)	(6,718,389)	29,733,762	2,209,005	(25,782,931)	6,159,836
Class A	1,311,424	11,206	(831,684)	490,946	2,214,890	88,557	(982,133)	1,321,314
Class C	75,189	2,175	(195,980)	(118,616)	196,541	36,648	(299,503)	(66,314)
Class R6	478,239	14,608	(93,551)	399,296	150,941	195,017	(301,534)	44,424
Large Cap Growth
Investor Class	414,860	2,618,012	(2,214,857)	818,015	414,921	3,830,645	(4,081,266)	164,300
Trust Class	34,509	71,124	(67,170)	38,463	50,286	107,237	(195,043)	(37,520)
Advisor Class	1,533	342	(1,285)	590	802	626	(99,240)	(97,812)
Institutional Class	7,232,843	863,670	(3,998,709)	4,097,804	11,554,693	539,123	(6,185,848)	5,907,968
Class A	265,823	37,390	(112,276)	190,937	612,811	38,905	(250,070)	401,646
Class C	312,110	24,447	(254,421)	82,136	397,606	11,567	(37,314)	371,859
Class R3	18,634	2,588	(2,557)	18,665	65,227	3,713	(44,812)	24,128
Class R6	72,728	5,936	(152,978)	(74,314)	217,381	684	(31,712)	186,353
Large Cap Value
Investor Class	498,563	849,161	(3,327,417)	(1,979,693)	2,766,497	574,982	(4,445,001)	(1,103,522)
Trust Class	86,118	55,119	(498,743)	(357,506)	706,085	36,958	(808,734)	(65,691)
Advisor Class	130,738	59,799	(377,234)	(186,697)	419,018	37,654	(555,354)	(98,682)
Institutional Class	31,523,434	4,483,372	(88,344,658)	(52,337,852)	119,140,594	3,326,557	(88,701,120)	33,766,031
Class A	514,374	65,736	(1,308,908)	(728,798)	2,169,185	43,369	(2,073,472)	139,082
Class C	370,313	66,994	(1,295,481)	(858,174)	2,147,937	27,630	(1,284,861)	890,706
Class R3	33,081	5,572	(77,622)	(38,969)	180,901	2,479	(81,028)	102,352
Class R6	7,410,286	357,902	(5,317,796)	2,450,392	9,708,244	136,513	(5,013,782)	4,830,975
Class E	135,982	121,844	(163,310)	94,516	307,969	82,674	(227,548)	163,095
Mid Cap Growth
Investor Class	83,182	954,448	(1,529,457)	(491,827)	184,308	1,464,501	(2,356,104)	(707,295)
Trust Class	55,755	68,743	(837,844)	(713,346)	187,023	141,626	(1,486,456)	(1,157,807)
Advisor Class	74,781	10,586	(122,376)	(37,009)	118,775	18,916	(224,496)	(86,805)
Institutional Class	1,756,516	880,759	(6,055,122)	(3,417,847)	3,562,625	1,481,964	(5,793,881)	(749,292)
Class A	193,851	56,726	(248,965)	1,612	524,026	114,738	(1,426,871)	(788,107)
Class C	27,323	11,523	(89,937)	(51,091)	31,641	21,811	(165,153)	(111,701)
Class R3	45,646	17,062	(117,176)	(54,468)	90,138	29,907	(221,891)	(101,846)
Class R6	5,219,144	1,126,522	(6,240,692)	104,974	6,254,395	1,636,010	(7,638,288)	252,117
Mid Cap Intrinsic Value
Investor Class	8,067	23,559	(123,263)	(91,637)	39,621	11,381	(103,352)	(52,350)
Trust Class	1,952	4,038	(13,581)	(7,591)	5,441	1,555	(18,303)	(11,307)
Institutional Class	198,308	11,972	(249,437)	(39,157)	80,643	5,376	(59,638)	26,381
Class A	20,262	852	(12,340)	8,774	7,233	221	(8,461)	(1,007)

	For the Six Months Ended February 29, 2024				For the Year Ended August 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class C	3,305	463	(6,723)	(2,955)	1,667	22	(5,355)	(3,666)
Class R3	361	241	(1,691)	(1,089)	2,383	101	(12,716)	(10,232)
Class R6	—	—	—	—	—	—	—	—
Multi-Cap Opportunities
Institutional Class	3,845,934	1,987,685	(5,837,317)	(3,698)	2,138,770	3,413,634	(10,922,037)	(5,369,633)
Class A	192,613	606,191	(716,266)	82,538	550,682	803,375	(1,602,120)	(248,063)
Class C	77,264	254,286	(302,299)	29,251	88,613	335,740	(557,006)	(132,653)
Class E	369,910	1,891,708	(488,823)	1,772,795	406,067	1,900,877	(396,485)	1,910,459
Real Estate
Trust Class	184,658	73,555	(863,184)	(604,971)	506,588	948,706	(2,224,673)	(769,379)
Institutional Class	5,988,151	348,758	(12,950,808)	(6,613,899)	10,942,309	4,789,585	(26,928,360)	(11,196,466)
Class A	433,885	36,434	(894,920)	(424,601)	1,317,635	562,715	(2,182,475)	(302,125)
Class C	16,840	2,986	(96,022)	(76,196)	134,749	64,991	(229,692)	(29,952)
Class R3	57,956	8,840	(156,333)	(89,537)	181,728	131,271	(298,643)	14,356
Class R6	1,113,284	141,351	(2,221,308)	(966,673)	3,980,825	1,259,761	(2,356,174)	2,884,412
Class E	129,169	19,155	(95,856)	52,468	167,402	163,568	(255,910)	75,060
Small Cap Growth
Investor Class	14,404	—	(94,766)	(80,362)	23,879	—	(128,323)	(104,444)
Trust Class	700	—	(3,355)	(2,655)	8,750	—	(18,787)	(10,037)
Advisor Class	1,670	—	(7,341)	(5,671)	11,922	—	(30,664)	(18,742)
Institutional Class	521,003	—	(1,056,216)	(535,213)	1,890,479	—	(1,697,563)	192,916
Class A	38,937	—	(57,751)	(18,814)	115,957	—	(155,649)	(39,692)
Class C	12,891	—	(13,997)	(1,106)	18,356	—	(16,968)	1,388
Class R3	34,683	—	(55,259)	(20,576)	121,474	—	(44,704)	76,770
Class R6	236,256	—	(603,811)	(367,555)	1,493,100	—	(1,235,905)	257,195
Sustainable Equity
Investor Class	405,768	836,111	(592,040)	649,839	403,222	832,637	(1,391,964)	(156,105)
Trust Class	119,440	255,579	(193,756)	181,263	165,873	262,137	(531,408)	(103,398)
Institutional Class	724,738	1,144,703	(2,116,000)	(246,559)	1,911,635	1,285,283	(4,983,302)	(1,786,384)
Class A	245,088	309,859	(324,759)	230,188	490,774	308,284	(645,907)	153,151
Class C	33,753	73,861	(92,505)	15,109	41,547	80,862	(220,723)	(98,314)
Class R3	30,783	36,800	(79,677)	(12,094)	47,963	38,994	(168,843)	(81,886)
Class R6	457,286	276,506	(720,750)	13,042	654,094	396,713	(2,797,129)	(1,746,322)
Class E(a)	527,850	48,775	(25,771)	550,854	—	—	—	—
U.S. Equity Impact
Institutional Class	6,931	3,589	(4,229)	6,291	447,610	900	(30,728)	417,782
Class A	393	10	(2,210)	(1,807)	4,728	6	(1,040)	3,694
Class C	—	—	—	—	—	—	—	—

(a)	Period from December 6, 2023 (Commencement of Operations) to February 29, 2024.

Note E—Line of Credit:
At February 29, 2024, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 29, 2024. During the six months ended February 29, 2024, Emerging Markets Equity Fund utilized the Credit Facility.
Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid
Emerging Markets Equity	8	$12,800,000	6.41%	$9,992
Note F—Investments in Affiliates(a):
	Value at August 31, 2023	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons	Shares Held at February 29, 2024	Value at February 29, 2024
Genesis
AMERISAFE, Inc.	$61,757,462	$4,020,839	$1,008,902	$1,347,099	$(118,645)	$5,278,122	1,250,907	$65,997,853
Atrion Corp.	57,089,630	—	686,034	(11,514,550)	(415,983)	539,462	120,854	44,473,063
CRA International, Inc.	42,452,604	2,567,082	90,663	10,005,849	8,392	304,443	414,541	54,943,264
Kadant, Inc.	134,376,723	—	2,960,793	69,915,232	1,753,795	353,860	602,090	203,084,957
Model N, Inc.	57,913,110	4,662,989	776,030	(5,381,211)	(78,193)	—*	2,294,001	56,340,665
Stevanato Group SpA	66,504,178	5,781,920	1,071,498	2,231,943	306,936	—*	2,224,841	73,753,479
Transcat, Inc.	46,726,025	—	735,429	1,051,227	407,210	—*	451,208	47,449,033
UFP Technologies, Inc.	90,586,061	—	1,563,972	15,822,586	891,190	—*	507,589	105,735,865
Winmark Corp	75,348,745	8,262,868	—	(360,736)	—	2,225,683	219,341	83,250,877
Sub-total for affiliates held as of 2/29/24(b)	$632,754,538	$25,295,698	$8,893,321	$83,117,439	$2,754,702	$8,701,570		$735,029,056
Total	$632,754,538	$25,295,698	$8,893,321	$83,117,439	$2,754,702	$8,701,570		$735,029,056
Intrinsic Value
Quantum Corp.	$4,621,303	$—	$(5,829)	$(904,739)	$(119,544)	$—	7,438,258	$3,591,191
Sub-total for affiliates held as of 2/29/24(c)	$4,621,303	$—	$(5,829)	$(904,739)	$(119,544)	$—		$3,591,191

*	Non-income producing security.
(a)	Affiliated persons, as defined in the 1940 Act.
(b)	At February 29, 2024, these securities amounted to 7.14% of net assets of Genesis.
(c)	At February 29, 2024, these securities amounted to 0.24% of net assets of Intrinsic Value.
Other: At February 29, 2024, affiliated persons (as defined in the 1940 Act) owned the listed percentage of the outstanding shares of the following Funds:
Affiliated Person(s) Percentage Ownership of Outstanding Shares(a)
Dividend Growth	0.01%
Equity Income	0.00%
Focus	0.00%
Genesis	0.00%
International Equity	0.00%
International Select	0.02%
Large Cap Growth	0.00%
Large Cap Value	0.00%
Mid Cap Growth	0.00%
Real Estate	0.00%
Small Cap Growth	0.01%
Sustainable Equity	0.00%
U.S. Equity Impact	65.04%

(a)	Ratios that do not round to 0.01% are presented as 0.00%.
Note G—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note H—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Dividend Growth Fund
Institutional Class
2/29/2024 (Unaudited)	$18.53	$0.11	$1.64	$1.75	$(0.21)	$(0.33)	$—	$(0.54)
8/31/2023	$17.10	$0.21	$1.92	$2.13	$(0.25)	$(0.45)	$—	$(0.70)
8/31/2022	$19.68	$0.21	$(2.09)	$(1.88)	$(0.17)	$(0.53)	$—	$(0.70)
8/31/2021	$14.76	$0.17	$4.97	$5.14	$(0.22)	$—	$—	$(0.22)
8/31/2020	$12.81	$0.21	$1.94	$2.15	$(0.20)	$—	$—	$(0.20)
8/31/2019	$13.93	$0.21	$(0.64)	$(0.43)	$(0.13)	$(0.56)	$—	$(0.69)

Class A
2/29/2024 (Unaudited)	$18.56	$0.08	$1.63	$1.71	$(0.14)	$(0.33)	$—	$(0.47)
8/31/2023	$17.13	$0.15	$1.92	$2.07	$(0.19)	$(0.45)	$—	$(0.64)
8/31/2022	$19.68	$0.15	$(2.10)	$(1.95)	$(0.07)	$(0.53)	$—	$(0.60)
8/31/2021	$14.76	$0.10	$4.99	$5.09	$(0.17)	$—	$—	$(0.17)
8/31/2020	$12.81	$0.16	$1.93	$2.09	$(0.14)	$—	$—	$(0.14)
8/31/2019	$13.93	$0.16	$(0.62)	$(0.46)	$(0.10)	$(0.56)	$—	$(0.66)

Class C
2/29/2024 (Unaudited)	$18.34	$0.01	$1.61	$1.62	$(0.01)	$(0.33)	$—	$(0.34)
8/31/2023	$16.92	$0.02	$1.91	$1.93	$(0.06)	$(0.45)	$—	$(0.51)
8/31/2022	$19.52	$(0.00)	$(2.07)	$(2.07)	$—	$(0.53)	$—	$(0.53)
8/31/2021	$14.65	$(0.03)	$4.95	$4.92	$(0.05)	$—	$—	$(0.05)
8/31/2020	$12.70	$0.06	$1.92	$1.98	$(0.03)	$—	$—	$(0.03)
8/31/2019	$13.85	$0.07	$(0.63)	$(0.56)	$(0.03)	$(0.56)	$—	$(0.59)

Class R6
2/29/2024 (Unaudited)	$18.56	$0.12	$1.64	$1.76	$(0.23)	$(0.33)	$—	$(0.56)
8/31/2023	$17.13	$0.23	$1.91	$2.14	$(0.26)	$(0.45)	$—	$(0.71)
8/31/2022	$19.70	$0.23	$(2.08)	$(1.85)	$(0.19)	$(0.53)	$—	$(0.72)
8/31/2021	$14.77	$0.18	$4.99	$5.17	$(0.24)	$—	$—	$(0.24)
8/31/2020	$12.82	$0.21	$1.95	$2.16	$(0.21)	$—	$—	$(0.21)
8/31/2019	$13.93	$0.22	$(0.63)	$(0.41)	$(0.14)	$(0.56)	$—	$(0.70)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$19.74	9.55%[e]	$90.9	0.97%[f]	0.69%[f]	1.19%[f]	12%[e]
$—	$18.53	12.89%	$82.4	1.02%	0.69%	1.22%	18%
$—	$17.10	(9.99)%	$67.8	1.04%	0.69%	1.13%	21%
$—	$19.68	35.18%	$68.3	1.12%	0.70%	0.96%	32%
$—	$14.76	16.91%	$49.3	1.17%	0.69%	1.57%	39%
$—	$12.81	(2.45)%	$51.3	1.20%	0.69%	1.63%	45%

$—	$19.80	9.32%[e]	$2.1	1.39%[f]	1.05%[f]	0.83%[f]	12%[e]
$—	$18.56	12.51%	$1.8	1.45%	1.05%	0.87%	18%
$—	$17.13	(10.28)%	$1.6	1.48%	1.05%	0.79%	21%
$—	$19.68	34.73%	$1.4	1.59%	1.06%	0.60%	32%
$—	$14.76	16.41%	$1.5	1.62%	1.05%	1.19%	39%
$—	$12.81	(2.75)%	$1.4	1.65%	1.05%	1.28%	45%

$—	$19.62	8.89%[e]	$1.0	2.10%[f]	1.80%[f]	0.08%[f]	12%[e]
$—	$18.34	11.68%	$1.1	2.14%	1.80%	0.11%	18%
$—	$16.92	(10.96)%	$0.9	2.16%	1.80%	(0.02)%	21%
$—	$19.52	33.69%	$1.3	2.25%	1.81%	(0.16)%	32%
$—	$14.65	15.63%	$2.5	2.28%	1.80%	0.44%	39%
$—	$12.70	(3.55)%	$2.7	2.32%	1.80%	0.51%	45%

$—	$19.76	9.58%[e]	$0.1	1.05%[f]	0.59%[f]	1.30%[f]	12%[e]
$—	$18.56	12.98%	$0.1	1.25%	0.59%	1.31%	18%
$—	$17.13	(9.82)%	$0.0	1.25%	0.59%	1.22%	21%
$—	$19.70	35.34%	$0.0	1.42%	0.60%	1.06%	32%
$—	$14.77	16.98%	$0.0	1.18%	0.59%	1.61%	39%
$—	$12.82	(2.33)%	$0.0	1.17%	0.60%	1.70%	45%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Equity Fund
Institutional Class
2/29/2024 (Unaudited)	$17.11	$0.02	$1.05	$1.07	$(0.23)	$—	$—	$(0.23)
8/31/2023	$17.66	$0.20	$(0.68)	$(0.48)	$(0.07)	$—	$—	$(0.07)
8/31/2022	$23.55	$0.28	$(5.93)	$(5.65)	$(0.24)	$—	$—	$(0.24)
8/31/2021	$20.37	$0.06	$3.20	$3.26	$(0.08)	$—	$—	$(0.08)
8/31/2020	$18.76	$0.28	$1.70	$1.98	$(0.37)	$—	$—	$(0.37)
8/31/2019	$19.25	$0.23	$(0.54)	$(0.31)	$(0.18)	$—	$—	$(0.18)

Class A
2/29/2024 (Unaudited)	$17.15	$(0.01)	$1.07	$1.06	$(0.21)	$—	$—	$(0.21)
8/31/2023	$17.70	$0.18	$(0.70)	$(0.52)	$(0.03)	$—	$—	$(0.03)
8/31/2022	$23.60	$0.22	$(5.95)	$(5.73)	$(0.17)	$—	$—	$(0.17)
8/31/2021	$20.43	$(0.01)	$3.21	$3.20	$(0.03)	$—	$—	$(0.03)
8/31/2020	$18.82	$0.24	$1.69	$1.93	$(0.32)	$—	$—	$(0.32)
8/31/2019[i]	$19.26	$0.17	$(0.52)	$(0.35)	$(0.09)	$—	$—	$(0.09)

Class C
2/29/2024 (Unaudited)	$16.84	$(0.07)	$1.06	$0.99	$(0.09)	$—	$—	$(0.09)
8/31/2023	$17.49	$0.02	$(0.67)	$(0.65)	$—	$—	$—	$—
8/31/2022	$23.43	$0.07	$(5.90)	$(5.83)	$(0.11)	$—	$—	$(0.11)
8/31/2021	$20.40	$(0.18)	$3.21	$3.03	$—	$—	$—	$—
8/31/2020	$18.77	$0.10	$1.68	$1.78	$(0.15)	$—	$—	$(0.15)
8/31/2019[i]	$19.25	$0.03	$(0.51)	$(0.48)	$—	$—	$—	$—

Class R3
2/29/2024 (Unaudited)	$17.04	$(0.04)	$1.06	$1.02	$(0.16)	$—	$—	$(0.16)
8/31/2023	$17.62	$0.10	$(0.68)	$(0.58)	$—	$—	$—	$—
8/31/2022	$23.56	$0.14	$(5.94)	$(5.80)	$(0.14)	$—	$—	$(0.14)
8/31/2021	$20.45	$(0.11)	$3.22	$3.11	$—	$—	$—	$—
8/31/2020	$18.83	$0.16	$1.69	$1.85	$(0.23)	$—	$—	$(0.23)
8/31/2019[i]	$19.26	$0.09	$(0.51)	$(0.42)	$(0.01)	$—	$—	$(0.01)

Class R6
2/29/2024 (Unaudited)	$17.11	$0.02	$1.06	$1.08	$(0.25)	$—	$—	$(0.25)
8/31/2023	$17.66	$0.22	$(0.68)	$(0.46)	$(0.09)	$—	$—	$(0.09)
8/31/2022	$23.56	$0.30	$(5.93)	$(5.63)	$(0.27)	$—	$—	$(0.27)
8/31/2021	$20.38	$0.10	$3.19	$3.29	$(0.11)	$—	$—	$(0.11)
8/31/2020	$18.77	$0.30	$1.71	$2.01	$(0.40)	$—	$—	$(0.40)
8/31/2019[i]	$19.25	$0.27	$(0.56)	$(0.29)	$(0.19)	$—	$—	$(0.19)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.95	6.34%[e]	$235.4	1.41%[f]	1.16%[f,g]	0.21%[f]	65%[e]
$—	$17.11	(2.69)%	$453.5	1.34%	1.27%	1.20%	58%
$—	$17.66	(24.20)%	$652.5	1.23%	1.23%	1.37%	39%
$—	$23.55	16.04%	$972.1	1.23%	1.23%[h]	0.25%	47%
$—	$20.37	10.59%	$854.6	1.25%	1.25%[h]	1.45%	41%
$—	$18.76	(1.56)%	$1,077.0	1.25%	1.25%[h]	1.22%	37%

$—	$18.00	6.25%[e]	$20.5	1.79%[f]	1.41%[f,g]	(0.10)%[f]	65%[e]
$—	$17.15	(2.91)%	$19.3	1.70%	1.52%	1.05%	58%
$—	$17.70	(24.42)%	$18.9	1.59%	1.50%	1.08%	39%
$—	$23.60	15.68%	$32.2	1.57%	1.50%	(0.03)%	47%
$—	$20.43	10.28%	$31.7	1.60%	1.50%	1.27%	41%
$—	$18.82	(1.77)%	$44.6	1.62%	1.50%	0.91%	37%

$—	$17.74	5.89%[e]	$1.5	2.53%[f]	2.16%[f,g]	(0.83)%[f]	65%[e]
$—	$16.84	(3.72)%	$1.9	2.44%	2.27%	0.14%	58%
$—	$17.49	(24.97)%	$3.5	2.33%	2.25%	0.32%	39%
$—	$23.43	14.85%	$6.6	2.31%	2.25%	(0.78)%	47%
$—	$20.40	9.47%	$6.1	2.33%	2.25%	0.53%	41%
$—	$18.77	(2.50)%	$9.1	2.35%	2.25%	0.18%	37%

$—	$17.90	6.02%[e]	$0.6	2.17%[f]	1.82%[f,g]	(0.51)%[f]	65%[e]
$—	$17.04	(3.29)%	$0.6	2.08%	1.93%	0.59%	58%
$—	$17.62	(24.73)%	$0.7	1.94%	1.91%	0.70%	39%
$—	$23.56	15.21%	$0.8	1.91%	1.91%[h]	(0.47)%	47%
$—	$20.45	9.85%	$0.8	1.97%	1.91%	0.81%	41%
$—	$18.83	(2.19)%	$1.0	1.94%	1.91%	0.50%	37%

$—	$17.94	6.40%[e]	$37.8	1.27%[f]	1.06%[f,g]	0.29%[f]	65%[e]
$—	$17.11	(2.57)%	$114.9	1.22%	1.17%	1.31%	58%
$—	$17.66	(24.13)%	$150.9	1.11%	1.11%	1.47%	39%
$—	$23.56	16.17%	$291.7	1.10%	1.10%[h]	0.43%	47%
$—	$20.38	10.72%	$194.2	1.15%	1.15%[h]	1.58%	41%
$—	$18.77	(1.45)%	$219.1	1.16%	1.16%[h]	1.42%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund
Institutional Class
2/29/2024 (Unaudited)	$12.82	$0.14	$0.52	$0.66	$(0.13)	$(0.50)	$—	$(0.63)
8/31/2023	$13.50	$0.34	$(0.03)	$0.31	$(0.33)	$(0.66)	$—	$(0.99)
8/31/2022	$15.01	$0.34	$(0.27)	$0.07	$(0.33)	$(1.25)	$—	$(1.58)
8/31/2021	$12.42	$0.31	$2.58	$2.89	$(0.30)	$—	$—	$(0.30)
8/31/2020	$12.98	$0.29	$(0.11)	$0.18	$(0.32)	$(0.42)	$—	$(0.74)
8/31/2019	$13.53	$0.33	$0.00	$0.33	$(0.32)	$(0.56)	$—	$(0.88)

Class A
2/29/2024 (Unaudited)	$12.76	$0.11	$0.52	$0.63	$(0.11)	$(0.50)	$—	$(0.61)
8/31/2023	$13.44	$0.29	$(0.03)	$0.26	$(0.28)	$(0.66)	$—	$(0.94)
8/31/2022	$14.95	$0.28	$(0.26)	$0.02	$(0.28)	$(1.25)	$—	$(1.53)
8/31/2021	$12.37	$0.27	$2.56	$2.83	$(0.25)	$—	$—	$(0.25)
8/31/2020	$12.93	$0.24	$(0.10)	$0.14	$(0.28)	$(0.42)	$—	$(0.70)
8/31/2019	$13.48	$0.28	$0.01	$0.29	$(0.28)	$(0.56)	$—	$(0.84)

Class C
2/29/2024 (Unaudited)	$12.67	$0.07	$0.52	$0.59	$(0.06)	$(0.50)	$—	$(0.56)
8/31/2023	$13.35	$0.19	$(0.03)	$0.16	$(0.18)	$(0.66)	$—	$(0.84)
8/31/2022	$14.85	$0.17	$(0.25)	$(0.08)	$(0.17)	$(1.25)	$—	$(1.42)
8/31/2021	$12.28	$0.16	$2.55	$2.71	$(0.14)	$—	$—	$(0.14)
8/31/2020	$12.83	$0.15	$(0.10)	$0.05	$(0.18)	$(0.42)	$—	$(0.60)
8/31/2019	$13.38	$0.18	$0.01	$0.19	$(0.18)	$(0.56)	$—	$(0.74)

Class R3
2/29/2024 (Unaudited)	$12.75	$0.10	$0.52	$0.62	$(0.09)	$(0.50)	$—	$(0.59)
8/31/2023	$13.44	$0.25	$(0.03)	$0.22	$(0.25)	$(0.66)	$—	$(0.91)
8/31/2022	$14.94	$0.24	$(0.26)	$(0.02)	$(0.23)	$(1.25)	$—	$(1.48)
8/31/2021	$12.34	$0.22	$2.57	$2.79	$(0.19)	$—	$—	$(0.19)
8/31/2020	$12.90	$0.21	$(0.11)	$0.10	$(0.24)	$(0.42)	$—	$(0.66)
8/31/2019	$13.45	$0.24	$0.01	$0.25	$(0.24)	$(0.56)	$—	$(0.80)

Class E
2/29/2024 (Unaudited)	$12.83	$0.18	$0.51	$0.69	$(0.17)	$(0.50)	$—	$(0.67)
8/31/2023	$13.51	$0.43	$(0.03)	$0.40	$(0.42)	$(0.66)	$—	$(1.08)
Period from 1/11/2022[j] to 8/31/2022	$14.55	$0.29	$(1.11)	$(0.82)	$(0.22)	$—	$—	$(0.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.85	5.29%[e]	$659.4	0.73%[f]	0.73%[f]	2.21%[f]	15%[e]
$—	$12.82	2.46%	$710.9	0.72%	0.72%	2.63%	30%
$—	$13.50	0.12%	$834.8	0.71%	0.71%	2.35%	44%
$—	$15.01	23.62%	$898.6	0.70%	0.70%	2.28%	35%
$—	$12.42	1.53%	$994.9	0.69%	0.69%	2.35%	56%
$—	$12.98	3.06%	$1,147.4	0.70%	0.70%	2.58%	37%

$—	$12.78	5.04%[e]	$152.9	1.09%[f]	1.09%[f]	1.85%[f]	15%[e]
$—	$12.76	2.09%	$157.8	1.08%	1.08%	2.26%	30%
$—	$13.44	(0.26)%	$170.7	1.07%	1.07%	1.98%	44%
$—	$14.95	23.19%	$186.8	1.06%	1.06%	1.93%	35%
$—	$12.37	1.14%	$153.1	1.06%	1.06%	1.99%	56%
$—	$12.93	2.68%	$142.7	1.06%	1.06%	2.17%	37%

$—	$12.70	4.74%[e]	$45.7	1.84%[f]	1.84%[f]	1.09%[f]	15%[e]
$—	$12.67	1.28%	$52.5	1.83%	1.83%	1.52%	30%
$—	$13.35	(0.98)%	$67.5	1.82%	1.82%	1.22%	44%
$—	$14.85	22.26%	$83.3	1.81%	1.81%	1.15%	35%
$—	$12.28	0.38%	$101.1	1.81%	1.81%	1.24%	56%
$—	$12.83	1.91%	$178.5	1.81%	1.81%	1.45%	37%

$—	$12.78	4.98%[e]	$0.7	1.38%[f]	1.38%[f]	1.60%[f]	15%[e]
$—	$12.75	1.73%	$0.6	1.37%	1.37%	1.97%	30%
$—	$13.44	(0.51)%	$0.5	1.38%	1.38%	1.66%	44%
$—	$14.94	22.82%	$0.6	1.34%	1.34%	1.61%	35%
$—	$12.34	0.82%	$1.6	1.33%	1.33%	1.71%	56%
$—	$12.90	2.40%	$1.9	1.34%	1.34%	1.91%	37%

$—	$12.85	5.57%[e]	$35.3	0.58%[f]	0.06%[f]	2.88%[f]	15%[e]
$—	$12.83	3.17%	$32.8	0.57%	0.06%	3.28%	30%
$—	$13.51	(5.66)%	$32.0	0.57%[f]	0.06%[f]	3.16%[f]	44%[e,k]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund
Investor Class
2/29/2024 (Unaudited)	$23.56	$0.03	$3.66	$3.69	$(0.15)	$—	$—	$(0.15)
8/31/2023	$21.08	$0.09	$2.40	$2.49	$(0.01)	$—	$—	$(0.01)
8/31/2022	$35.97	$(0.00)	$(9.12)	$(9.12)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.76	$0.01	$8.80	$8.81	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.74	$0.03	$6.22	$6.25	$(0.17)	$(3.06)	$—	$(3.23)
8/31/2019	$28.69	$0.13	$(1.06)	$(0.93)	$(0.10)	$(1.92)	$—	$(2.02)

Trust Class
2/29/2024 (Unaudited)	$23.40	$0.01	$3.64	$3.65	$(0.10)	$—	$—	$(0.10)
8/31/2023	$20.97	$0.05	$2.38	$2.43	$—	$—	$—	$—
8/31/2022	$35.88	$(0.06)	$(9.08)	$(9.14)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.05)	$8.78	$8.73	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.71	$(0.01)	$6.20	$6.19	$(0.09)	$(3.06)	$—	$(3.15)
8/31/2019	$28.66	$0.08	$(1.05)	$(0.97)	$(0.06)	$(1.92)	$—	$(1.98)

Advisor Class
2/29/2024 (Unaudited)	$23.25	$(0.04)	$3.62	$3.58	$(0.03)	$—	$—	$(0.03)
8/31/2023	$20.88	$0.01	$2.36	$2.37	$—	$—	$—	$—
8/31/2022	$35.80	$(0.10)	$(9.05)	$(9.15)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.75	$(0.12)	$8.77	$8.65	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.05)	$6.19	$6.14	$(0.02)	$(3.06)	$—	$(3.08)
8/31/2019	$28.62	$0.04	$(1.05)	$(1.01)	$—	$(1.92)	$—	$(1.92)

Institutional Class
2/29/2024 (Unaudited)	$23.65	$0.05	$3.67	$3.72	$(0.18)	$—	$—	$(0.18)
8/31/2023	$21.17	$0.13	$2.40	$2.53	$(0.05)	$—	$—	$(0.05)
8/31/2022	$36.05	$0.05	$(9.16)	$(9.11)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.78	$0.06	$8.81	$8.87	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.79	$0.07	$6.22	$6.29	$(0.24)	$(3.06)	$—	$(3.30)
8/31/2019	$28.72	$0.17	$(1.05)	$(0.88)	$(0.13)	$(1.92)	$—	$(2.05)

Class A
2/29/2024 (Unaudited)	$23.37	$0.00	$3.64	$3.64	$(0.10)	$—	$—	$(0.10)
8/31/2023	$20.94	$0.06	$2.37	$2.43	$—	$—	$—	$—
8/31/2022	$35.84	$(0.06)	$(9.07)	$(9.13)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.73	$(0.06)	$8.77	$8.71	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.69	$(0.02)	$6.20	$6.18	$(0.08)	$(3.06)	$—	$(3.14)
8/31/2019	$28.65	$0.08	$(1.05)	$(0.97)	$(0.07)	$(1.92)	$—	$(1.99)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$27.10	15.71%[e]	$626.7	0.90%[f]	0.90%[f]	0.25%[f]	14%[e]
$—	$23.56	11.82%	$567.7	0.91%	0.91%	0.43%	78%
$—	$21.08	(29.67)%	$553.0	0.89%	0.89%	(0.00)%	176%
$—	$35.97	32.06%	$865.3	0.88%	0.88%	0.03%	123%
$—	$28.76	26.17%	$700.6	0.92%	0.92%	0.14%	130%
$—	$25.74	(2.35)%	$617.6	0.92%	0.92%	0.50%	20%

$—	$26.95	15.62%[e]	$32.9	1.11%[f]	1.11%[f]	0.04%[f]	14%[e]
$—	$23.40	11.59%	$30.5	1.11%	1.11%	0.22%	78%
$—	$20.97	(29.82)%	$31.9	1.10%	1.10%	(0.21)%	176%
$—	$35.88	31.78%	$53.4	1.09%	1.09%	(0.18)%	123%
$—	$28.75	25.90%	$47.0	1.10%	1.10%	(0.04)%	130%
$—	$25.71	(2.52)%	$46.4	1.10%	1.10%	0.32%	20%

$—	$26.80	15.40%[e]	$1.0	1.50%[f]	1.50%[f]	(0.36)%[f]	14%[e]
$—	$23.25	11.35%	$1.0	1.34%	1.34%	0.03%	78%
$—	$20.88	(29.93)%	$1.0	1.25%	1.25%	(0.35)%	176%
$—	$35.80	31.49%	$2.1	1.29%	1.29%	(0.38)%	123%
$—	$28.75	25.70%	$1.9	1.27%	1.27%	(0.22)%	130%
$—	$25.69	(2.68)%	$1.6	1.27%	1.27%	0.14%	20%

$—	$27.19	15.81%[e]	$19.5	0.75%[f]	0.75%[f,h]	0.40%[f]	14%[e]
$—	$23.65	11.96%	$18.7	0.76%	0.75%	0.58%	78%
$—	$21.17	(29.57)%	$19.0	0.75%	0.75%	0.18%	176%
$—	$36.05	32.25%	$26.8	0.74%	0.74%[h]	0.17%	123%
$—	$28.78	26.32%	$14.1	0.75%	0.75%	0.26%	130%
$—	$25.79	(2.15)%	$8.9	0.76%	0.75%	0.67%	20%

$—	$26.91	15.60%[e]	$2.7	1.13%[f]	1.11%[f]	0.04%[f]	14%[e]
$—	$23.37	11.60%	$2.6	1.14%	1.11%	0.26%	78%
$—	$20.94	(29.83)%	$2.1	1.13%	1.11%	(0.21)%	176%
$—	$35.84	31.73%	$2.9	1.11%	1.11%[h]	(0.19)%	123%
$—	$28.73	25.90%	$3.0	1.12%	1.11%	(0.06)%	130%
$—	$25.69	(2.51)%	$2.7	1.12%	1.11%	0.32%	20%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund (cont’d)
Class C
2/29/2024 (Unaudited)	$22.34	$(0.08)	$3.47	$3.39	$—	$—	$—	$—
8/31/2023	$20.17	$(0.10)	$2.27	$2.17	$—	$—	$—	$—
8/31/2022	$34.97	$(0.27)	$(8.76)	$(9.03)	$—	$(5.77)	$—	$(5.77)
8/31/2021	$28.27	$(0.30)	$8.60	$8.30	$—	$(1.60)	$—	$(1.60)
8/31/2020	$25.42	$(0.20)	$6.11	$5.91	$—	$(3.06)	$—	$(3.06)
8/31/2019	$28.50	$(0.11)	$(1.05)	$(1.16)	$—	$(1.92)	$—	$(1.92)

Genesis Fund
Investor Class
2/29/2024 (Unaudited)	$60.75	$0.02	$3.04	$3.06	$(0.03)	$(1.82)	$—	$(1.85)
8/31/2023	$61.48	$0.06	$5.22	$5.28	$—	$(6.01)	$—	$(6.01)
8/31/2022	$80.18	$(0.08)	$(10.47)	$(10.55)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.74	$(0.11)	$20.25	$20.14	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$0.02	$7.59	$7.61	$(0.03)	$(3.38)	$—	$(3.41)
8/31/2019	$65.27	$0.05	$(0.91)	$(0.86)	$(0.03)	$(5.84)	$—	$(5.87)

Trust Class
2/29/2024 (Unaudited)	$60.52	$(0.00)	$3.01	$3.01	$(0.01)	$(1.82)	$—	$(1.83)
8/31/2023	$61.33	$0.00	$5.20	$5.20	$—	$(6.01)	$—	$(6.01)
8/31/2022	$80.07	$(0.14)	$(10.45)	$(10.59)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.71	$(0.18)	$20.24	$20.06	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.54	$(0.03)	$7.59	$7.56	$(0.01)	$(3.38)	$—	$(3.39)
8/31/2019	$65.30	$(0.00)	$(0.91)	$(0.91)	$(0.01)	$(5.84)	$—	$(5.85)

Advisor Class
2/29/2024 (Unaudited)	$59.50	$(0.08)	$2.96	$2.88	$—	$(1.82)	$—	$(1.82)
8/31/2023	$60.53	$(0.14)	$5.12	$4.98	$—	$(6.01)	$—	$(6.01)
8/31/2022	$79.33	$(0.31)	$(10.34)	$(10.65)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.31	$(0.36)	$20.08	$19.72	$—	$(2.70)	$—	$(2.70)
8/31/2020	$58.32	$(0.18)	$7.55	$7.37	$—	$(3.38)	$—	$(3.38)
8/31/2019	$65.23	$(0.15)	$(0.92)	$(1.07)	$—	$(5.84)	$—	$(5.84)

Institutional Class
2/29/2024 (Unaudited)	$60.91	$0.07	$3.04	$3.11	$(0.10)	$(1.82)	$—	$(1.92)
8/31/2023	$61.58	$0.15	$5.23	$5.38	$(0.05)	$(6.00)	$—	$(6.05)
8/31/2022	$80.18	$0.03	$(10.48)	$(10.45)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.66	$0.00	$20.24	$20.24	$(0.02)	$(2.70)	$—	$(2.72)
8/31/2020	$58.48	$0.11	$7.58	$7.69	$(0.13)	$(3.38)	$—	$(3.51)
8/31/2019	$65.24	$0.14	$(0.92)	$(0.78)	$(0.14)	$(5.84)	$—	$(5.98)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$25.73	15.17%[e]	$0.3	1.94%[f]	1.86%[f]	(0.71)%[f]	14%[e]
$—	$22.34	10.76%	$0.2	1.95%	1.86%	(0.47)%	78%
$—	$20.17	(30.35)%	$0.3	1.91%	1.86%	(1.01)%	176%
$—	$34.97	30.76%	$0.7	1.89%	1.86%	(1.00)%	123%
$—	$28.27	24.96%	$1.4	1.87%	1.86%	(0.81)%	130%
$—	$25.42	(3.25)%	$1.2	1.88%	1.86%	(0.43)%	20%

$—	$61.96	5.13%[e]	$1,708.4	0.99%[f]	0.99%[f]	0.08%[f]	5%[e]
$—	$60.75	9.64%	$1,663.4	0.99%	0.99%	0.10%	17%
$—	$61.48	(14.63)%	$1,664.6	0.99%	0.99%	(0.11)%	12%
$—	$80.18	32.89%	$2,106.8	0.99%	0.99%	(0.15)%	12%
$—	$62.74	13.48%	$1,677.3	1.01%	1.01%	0.03%	11%
$—	$58.54	0.53%	$1,649.3	1.01%	1.01%	0.08%	14%

$—	$61.70	5.07%[e]	$1,038.5	1.09%[f]	1.09%[f]	(0.01)%[f]	5%[e]
$—	$60.52	9.52%	$1,036.4	1.09%	1.09%	0.00%	17%
$—	$61.33	(14.71)%	$1,008.4	1.09%	1.09%	(0.21)%	12%
$—	$80.07	32.77%	$1,349.7	1.09%	1.09%	(0.25)%	12%
$—	$62.71	13.38%	$1,239.6	1.09%	1.09%	(0.06)%	11%
$—	$58.54	0.43%	$1,409.3	1.10%	1.10%	(0.01)%	14%

$—	$60.56	4.94%[e]	$97.1	1.34%[f]	1.34%[f]	(0.27)%[f]	5%[e]
$—	$59.50	9.27%	$102.1	1.34%	1.34%	(0.25)%	17%
$—	$60.53	(14.93)%	$108.6	1.34%	1.34%	(0.46)%	12%
$—	$79.33	32.43%	$148.2	1.34%	1.34%	(0.50)%	12%
$—	$62.31	13.10%	$131.3	1.35%	1.35%	(0.31)%	11%
$—	$58.32	0.18%	$157.0	1.35%	1.35%	(0.26)%	14%

$—	$62.10	5.20%[e]	$2,559.6	0.84%[f]	0.84%[f]	0.24%[f]	5%[e]
$—	$60.91	9.82%	$2,533.4	0.84%	0.84%	0.25%	17%
$—	$61.58	(14.50)%	$2,569.7	0.84%	0.84%	0.04%	12%
$—	$80.18	33.11%	$3,551.7	0.84%	0.84%	0.00%	12%
$—	$62.66	13.65%	$3,032.9	0.84%	0.84%	0.19%	11%
$—	$58.48	0.69%	$2,809.8	0.85%	0.85%	0.25%	14%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Genesis Fund (cont’d)
Class R6
2/29/2024 (Unaudited)	$60.90	$0.10	$3.03	$3.13	$(0.17)	$(1.82)	$—	$(1.99)
8/31/2023	$61.61	$0.21	$5.23	$5.44	$(0.15)	$(6.00)	$—	$(6.15)
8/31/2022	$80.14	$0.10	$(10.48)	$(10.38)	$—	$(8.15)	$—	$(8.15)
8/31/2021	$62.62	$0.07	$20.23	$20.30	$(0.08)	$(2.70)	$—	$(2.78)
8/31/2020	$58.45	$0.16	$7.58	$7.74	$(0.19)	$(3.38)	$—	$(3.57)
8/31/2019	$65.23	$0.19	$(0.93)	$(0.74)	$(0.20)	$(5.84)	$—	$(6.04)

Class E
2/29/2024 (Unaudited)	$61.15	$0.31	$3.05	$3.36	$(0.59)	$(1.82)	$—	$(2.41)
8/31/2023	$61.89	$0.63	$5.23	$5.86	$(0.60)	$(6.00)	$—	$(6.60)
Period from 1/11/2022[j] to 8/31/2022	$71.07	$0.35	$(9.53)	$(9.18)	$—	$—	$—	$—

International Equity Fund
Investor Class
2/29/2024 (Unaudited)	$12.13	$0.03 [l]	$0.73	$0.76	$(0.24)	$(0.05)	$—	$(0.29)
8/31/2023	$11.13	$0.16	$1.42	$1.58	$(0.09)	$(0.49)	$—	$(0.58)
8/31/2022	$17.18	$0.15	$(4.43)	$(4.28)	$(0.14)	$(1.63)	$—	$(1.77)
8/31/2021	$14.04	$0.11	$3.72	$3.83	$(0.09)	$(0.60)	$—	$(0.69)
8/31/2020	$12.47	$0.06	$1.84	$1.90	$(0.12)	$(0.22)	$—	$(0.34)
8/31/2019	$13.16	$0.11	$(0.68)	$(0.57)	$(0.09)	$(0.03)	$—	$(0.12)

Trust Class
2/29/2024 (Unaudited)	$12.13	$0.03 [l]	$0.72	$0.75	$(0.22)	$(0.05)	$—	$(0.27)
8/31/2023	$11.13	$0.15	$1.43	$1.58	$(0.09)	$(0.49)	$—	$(0.58)
8/31/2022	$17.18	$0.14	$(4.43)	$(4.29)	$(0.13)	$(1.63)	$—	$(1.76)
8/31/2021	$14.04	$0.09	$3.73	$3.82	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.05	$1.85	$1.90	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.16	$0.10	$(0.69)	$(0.59)	$(0.08)	$(0.03)	$—	$(0.11)

Institutional Class
2/29/2024 (Unaudited)	$12.16	$0.05 [l]	$0.72	$0.77	$(0.27)	$(0.05)	$—	$(0.32)
8/31/2023	$11.14	$0.19	$1.43	$1.62	$(0.11)	$(0.49)	$—	$(0.60)
8/31/2022	$17.20	$0.18	$(4.43)	$(4.25)	$(0.18)	$(1.63)	$—	$(1.81)
8/31/2021	$14.06	$0.14	$3.72	$3.86	$(0.12)	$(0.60)	$—	$(0.72)
8/31/2020	$12.48	$0.09	$1.85	$1.94	$(0.15)	$(0.22)	$—	$(0.37)
8/31/2019	$13.18	$0.13	$(0.67)	$(0.54)	$(0.13)	$(0.03)	$—	$(0.16)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$62.04	5.25%[e]	$4,726.5	0.74%[f]	0.74%[f]	0.34%[f]	5%[e]
$—	$60.90	9.92%	$4,566.4	0.74%	0.74%	0.35%	17%
$—	$61.61	(14.41)%	$4,463.8	0.74%	0.74%	0.14%	12%
$—	$80.14	33.23%	$5,744.7	0.74%	0.74%	0.09%	12%
$—	$62.62	13.74%	$4,420.9	0.75%	0.75%[h]	0.28%	11%
$—	$58.45	0.80%	$4,221.1	0.75%	0.75%	0.34%	14%

$—	$62.10	5.63%[e]	$157.5	0.69%[f]	0.02%[f]	1.05%[f]	5%[e]
$—	$61.15	10.70%	$146.3	0.69%	0.03%	1.06%	17%
$—	$61.89	(12.92)%	$134.0	0.70%[f]	0.03%[f]	0.86%[f]	12%[e,k]

$—	$12.60	6.34%[e,m]	$71.9	1.30%[f]	1.15%[f]	0.58%[f,l]	26%[e]
$—	$12.13	14.72%	$71.2	1.21%	1.07%	1.41%	41%
$—	$11.13	(27.43)%	$67.5	1.19%	1.09%	1.09%	49%
$—	$17.18	28.24%	$102.9	1.16%	1.06%	0.70%	26%
$0.01	$14.04	15.39%[n]	$92.8	1.19%	1.08%	0.43%	45%
$—	$12.47	(4.23)%	$93.3	1.22%	1.13%	0.87%	34%

$—	$12.61	6.31%[e,m]	$22.3	1.37%[f]	1.22%[f]	0.51%[f,l]	26%[e]
$—	$12.13	14.66%	$22.2	1.28%	1.14%	1.32%	41%
$—	$11.13	(27.49)%	$21.8	1.26%	1.16%	1.04%	49%
$—	$17.18	28.17%	$32.4	1.24%	1.14%	0.61%	26%
$0.01	$14.04	15.41%[n]	$28.7	1.23%	1.13%	0.40%	45%
$—	$12.46	(4.35)%	$30.1	1.26%	1.17%	0.80%	34%

$—	$12.61	6.40%[e,m]	$836.9	1.10%[f]	0.94%[f]	0.79%[f,l]	26%[e]
$—	$12.16	15.09%	$870.5	1.03%	0.86%	1.59%	41%
$—	$11.14	(27.29)%	$953.7	1.00%	0.87%	1.30%	49%
$—	$17.20	28.45%	$1,654.0	0.98%	0.86%	0.92%	26%
$0.01	$14.06	15.74%[n]	$1,319.0	0.98%	0.85%	0.71%	45%
$—	$12.48	(3.95)%	$1,518.8	1.00%	0.85%	1.08%	34%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Equity Fund (cont’d)
Class A
2/29/2024 (Unaudited)	$12.17	$0.03 [l]	$0.72	$0.75	$(0.21)	$(0.05)	$—	$(0.26)
8/31/2023	$11.17	$0.14	$1.43	$1.57	$(0.08)	$(0.49)	$—	$(0.57)
8/31/2022	$17.16	$0.13	$(4.44)	$(4.31)	$(0.05)	$(1.63)	$—	$(1.68)
8/31/2021	$14.03	$0.08	$3.73	$3.81	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2020	$12.46	$0.04	$1.85	$1.89	$(0.11)	$(0.22)	$—	$(0.33)
8/31/2019	$13.15	$0.09	$(0.67)	$(0.58)	$(0.08)	$(0.03)	$—	$(0.11)

Class C
2/29/2024 (Unaudited)	$11.95	$(0.02)[l]	$0.72	$0.70	$(0.07)	$(0.05)	$—	$(0.12)
8/31/2023	$10.99	$0.05	$1.42	$1.47	$(0.02)	$(0.49)	$—	$(0.51)
8/31/2022	$17.00	$0.03	$(4.39)	$(4.36)	$(0.02)	$(1.63)	$—	$(1.65)
8/31/2021	$13.94	$(0.03)	$3.69	$3.66	$—	$(0.60)	$—	$(0.60)
8/31/2020	$12.39	$(0.06)	$1.83	$1.77	$(0.01)	$(0.22)	$—	$(0.23)
8/31/2019	$13.09	$(0.00)	$(0.67)	$(0.67)	$(0.00)	$(0.03)	$—	$(0.03)

Class R6
2/29/2024 (Unaudited)	$12.18	$0.05 [l]	$0.72	$0.77	$(0.30)	$(0.05)	$—	$(0.35)
8/31/2023	$11.16	$0.21	$1.42	$1.63	$(0.12)	$(0.49)	$—	$(0.61)
8/31/2022	$17.22	$0.19	$(4.43)	$(4.24)	$(0.19)	$(1.63)	$—	$(1.82)
8/31/2021	$14.08	$0.15	$3.73	$3.88	$(0.14)	$(0.60)	$—	$(0.74)
8/31/2020	$12.49	$0.10	$1.87	$1.97	$(0.17)	$(0.22)	$—	$(0.39)
8/31/2019	$13.20	$0.16	$(0.70)	$(0.54)	$(0.14)	$(0.03)	$—	$(0.17)

Class E
2/29/2024 (Unaudited)	$12.25	$0.10 [l]	$0.73	$0.83	$(0.43)	$(0.05)	$—	$(0.48)
8/31/2023	$11.20	$0.29	$1.43	$1.72	$(0.18)	$(0.49)	$—	$(0.67)
Period from 1/11/2022[j] to 8/31/2022	$14.79	$0.19	$(3.78)	$(3.59)	$—	$—	$—	$—

International Select Fund
Trust Class
2/29/2024 (Unaudited)	$12.63	$0.01	$0.79	$0.80	$(0.19)	$(0.14)	$—	$(0.33)
8/31/2023	$11.58	$0.16	$1.45	$1.61	$(0.10)	$(0.46)	$—	$(0.56)
8/31/2022	$17.62	$0.16	$(4.49)	$(4.33)	$(0.09)	$(1.62)	$—	$(1.71)
8/31/2021	$13.91	$0.10	$3.78	$3.88	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.30	$0.05	$1.94	$1.99	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.97	$0.12	$(0.61)	$(0.49)	$(0.05)	$(0.13)	$—	$(0.18)

Institutional Class
2/29/2024 (Unaudited)	$12.60	$0.03	$0.79	$0.82	$(0.23)	$(0.14)	$—	$(0.37)
8/31/2023	$11.57	$0.20	$1.44	$1.64	$(0.15)	$(0.46)	$—	$(0.61)
8/31/2022	$17.60	$0.21	$(4.47)	$(4.26)	$(0.15)	$(1.62)	$—	$(1.77)
8/31/2021	$13.89	$0.16	$3.77	$3.93	$(0.12)	$(0.10)	$—	$(0.22)
8/31/2020	$12.28	$0.10	$1.93	$2.03	$(0.23)	$(0.19)	$—	$(0.42)
8/31/2019	$12.96	$0.15	$(0.60)	$(0.45)	$(0.10)	$(0.13)	$—	$(0.23)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.66	6.29%[e,m]	$11.6	1.49%[f]	1.30%[f]	0.44%[f,l]	26%[e]
$—	$12.17	14.56%	$11.8	1.41%	1.22%	1.22%	41%
$—	$11.17	(27.53)%	$11.1	1.37%	1.23%	0.91%	49%
$—	$17.16	28.05%	$66.1	1.35%	1.22%	0.54%	26%
$0.01	$14.03	15.27%[n]	$55.8	1.34%	1.21%	0.30%	45%
$—	$12.46	(4.30)%	$52.2	1.37%	1.21%	0.76%	34%

$—	$12.53	5.86%[e,m]	$3.8	2.23%[f]	2.05%[f]	(0.32)%[f,l]	26%[e]
$—	$11.95	13.78%	$4.3	2.15%	1.97%	0.45%	41%
$—	$10.99	(28.09)%	$4.9	2.12%	1.98%	0.21%	49%
$—	$17.00	27.07%	$8.2	2.10%	1.97%	(0.22)%	26%
$0.01	$13.94	14.41%[n]	$7.4	2.09%	1.96%	(0.47)%	45%
$—	$12.39	(5.05)%	$9.6	2.12%	1.96%	(0.02)%	34%

$—	$12.60	6.44%[e,m]	$42.0	1.02%[f]	0.84%[f]	0.90%[f,l]	26%[e]
$—	$12.18	15.15%	$41.5	0.93%	0.76%	1.80%	41%
$—	$11.16	(27.18)%	$27.7	0.90%	0.77%	1.29%	49%
$—	$17.22	28.57%	$86.0	0.88%	0.76%	1.00%	26%
$0.01	$14.08	15.91%[n]	$76.1	0.88%	0.75%	0.77%	45%
$—	$12.49	(3.95)%	$80.4	0.92%	0.76%	1.28%	34%

$—	$12.60	6.90%[e,m]	$35.0	0.96%[f]	0.14%[f]	1.59%[f,l]	26%[e]
$—	$12.25	15.97%	$32.2	0.88%	0.07%	2.44%	41%
$—	$11.20	(24.27)%[e]	$28.1	0.86%[f]	0.07%[f]	2.42%[f]	49%[k]

$—	$13.10	6.41%[e]	$5.0	1.39%[f]	1.15%[f]	0.21%[f]	25%[e]
$—	$12.63	14.41%	$4.9	1.47%	1.16%	1.29%	43%
$—	$11.58	(26.93)%	$4.5	1.41%	1.19%	1.11%	55%
$—	$17.62	28.12%	$6.6	1.41%	1.16%	0.67%	21%
$—	$13.91	16.28%	$5.3	1.41%	1.15%	0.41%	33%
$—	$12.30	(3.58)%	$5.0	1.42%	1.15%	0.97%	32%

$—	$13.05	6.64%[e]	$144.9	0.94%[f]	0.80%[f]	0.56%[f]	25%[e]
$—	$12.60	14.68%	$137.5	0.98%	0.81%	1.65%	43%
$—	$11.57	(26.61)%	$119.9	1.00%	0.84%	1.48%	55%
$—	$17.60	28.57%	$152.5	0.97%	0.81%	1.01%	21%
$—	$13.89	16.68%	$138.9	0.94%	0.80%	0.79%	33%
$—	$12.28	(3.29)%	$128.1	0.97%	0.80%	1.27%	32%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Select Fund (cont’d)
Class A
2/29/2024 (Unaudited)	$12.50	$0.01	$0.78	$0.79	$(0.19)	$(0.14)	$—	$(0.33)
8/31/2023	$11.47	$0.15	$1.44	$1.59	$(0.10)	$(0.46)	$—	$(0.56)
8/31/2022	$17.47	$0.16	$(4.44)	$(4.28)	$(0.10)	$(1.62)	$—	$(1.72)
8/31/2021	$13.80	$0.10	$3.74	$3.84	$(0.07)	$(0.10)	$—	$(0.17)
8/31/2020	$12.21	$0.05	$1.92	$1.97	$(0.19)	$(0.19)	$—	$(0.38)
8/31/2019	$12.87	$0.10	$(0.58)	$(0.48)	$(0.05)	$(0.13)	$—	$(0.18)

Class C
2/29/2024 (Unaudited)	$12.13	$(0.03)	$0.75	$0.72	$(0.10)	$(0.14)	$—	$(0.24)
8/31/2023	$11.14	$0.06	$1.40	$1.46	$(0.01)	$(0.46)	$—	$(0.47)
8/31/2022	$17.09	$0.05	$(4.33)	$(4.28)	$(0.05)	$(1.62)	$—	$(1.67)
8/31/2021	$13.54	$(0.02)	$3.67	$3.65	$—	$(0.10)	$—	$(0.10)
8/31/2020	$11.99	$(0.04)	$1.87	$1.83	$(0.09)	$(0.19)	$—	$(0.28)
8/31/2019	$12.68	$0.01	$(0.57)	$(0.56)	$—	$(0.13)	$—	$(0.13)

Class R3
2/29/2024 (Unaudited)	$12.36	$(0.00)	$0.76	$0.76	$(0.16)	$(0.14)	$—	$(0.30)
8/31/2023	$11.35	$0.12	$1.42	$1.54	$(0.07)	$(0.46)	$—	$(0.53)
8/31/2022	$17.32	$0.12	$(4.39)	$(4.27)	$(0.08)	$(1.62)	$—	$(1.70)
8/31/2021	$13.67	$0.06	$3.71	$3.77	$(0.02)	$(0.10)	$—	$(0.12)
8/31/2020	$12.10	$0.02	$1.89	$1.91	$(0.15)	$(0.19)	$—	$(0.34)
8/31/2019	$12.75	$0.08	$(0.58)	$(0.50)	$(0.02)	$(0.13)	$—	$(0.15)

Class R6
2/29/2024 (Unaudited)	$12.61	$0.04	$0.78	$0.82	$(0.24)	$(0.14)	$—	$(0.38)
8/31/2023	$11.57	$0.21	$1.45	$1.66	$(0.16)	$(0.46)	$—	$(0.62)
8/31/2022	$17.61	$0.24	$(4.49)	$(4.25)	$(0.17)	$(1.62)	$—	$(1.79)
8/31/2021	$13.90	$0.13	$3.81	$3.94	$(0.13)	$(0.10)	$—	$(0.23)
8/31/2020	$12.29	$0.04	$2.00	$2.04	$(0.24)	$(0.19)	$—	$(0.43)
8/31/2019	$12.96	$0.23	$(0.66)	$(0.43)	$(0.11)	$(0.13)	$—	$(0.24)

International Small Cap Fund
Institutional Class
2/29/2024 (Unaudited)	$12.48	$0.02	$0.71	$0.73	$(0.22)	$—	$—	$(0.22)
8/31/2023	$12.08	$0.17	$0.84	$1.01	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.34	$0.11	$(5.54)	$(5.43)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.86	$0.03	$4.96	$4.99	$(0.07)	$(0.44)	$—	$(0.51)
8/31/2020	$11.28	$0.02	$2.66	$2.68	$(0.10)	$—	$—	$(0.10)
8/31/2019	$12.98	$0.11	$(1.60)	$(1.49)	$(0.03)	$(0.18)	$—	$(0.21)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.96	6.41%[e]	$3.9	1.32%[f]	1.16%[f]	0.20%[f]	25%[e]
$—	$12.50	14.34%	$3.9	1.36%	1.17%	1.28%	43%
$—	$11.47	(26.89)%	$3.1	1.37%	1.20%	1.10%	55%
$—	$17.47	28.07%	$4.5	1.34%	1.17%	0.66%	21%
$—	$13.80	16.22%	$3.2	1.31%	1.16%	0.36%	33%
$—	$12.21	(3.58)%	$3.2	1.35%	1.16%	0.85%	32%

$—	$12.61	6.00%[e]	$0.7	2.10%[f]	1.91%[f]	(0.56)%[f]	25%[e]
$—	$12.13	13.49%	$0.7	2.16%	1.92%	0.52%	43%
$—	$11.14	(27.45)%	$0.5	2.15%	1.95%	0.38%	55%
$—	$17.09	27.11%	$0.8	2.12%	1.92%	(0.11)%	21%
$—	$13.54	15.37%	$0.9	2.06%	1.91%	(0.34)%	33%
$—	$11.99	(4.32)%	$1.5	2.09%	1.91%	0.10%	32%

$—	$12.82	6.23%[e]	$1.5	1.58%[f]	1.41%[f]	(0.05)%[f]	25%[e]
$—	$12.36	14.04%	$1.4	1.63%	1.42%	1.03%	43%
$—	$11.35	(27.06)%	$1.2	1.64%	1.45%	0.87%	55%
$—	$17.32	27.74%	$1.9	1.60%	1.42%	0.38%	21%
$—	$13.67	15.93%	$2.2	1.57%	1.41%	0.18%	33%
$—	$12.10	(3.81)%	$2.3	1.60%	1.41%	0.66%	32%

$—	$13.05	6.66%[e]	$0.1	0.95%[f]	0.70%[f]	0.66%[f]	25%[e]
$—	$12.61	14.90%	$0.1	0.96%	0.71%	1.71%	43%
$—	$11.57	(26.59)%	$0.2	0.89%	0.73%	1.58%	55%
$—	$17.61	28.65%	$1.3	0.88%	0.71%	0.83%	21%
$—	$13.90	16.77%	$1.9	0.84%	0.70%	0.28%	33%
$—	$12.29	(3.11)%	$29.6	0.87%	0.71%	1.88%	32%

$—	$12.99	5.89%[e]	$2.9	9.52%[f]	1.06%[f]	0.36%[f]	33%[e]
$—	$12.48	8.63%	$2.7	10.78%	1.06%	1.41%	49%
$—	$12.08	(30.79)%	$2.7	10.11%	1.06%	0.72%	21%
$—	$18.34	36.97%	$2.8	13.09%	1.07%	0.20%	22%
$—	$13.86	23.84%	$1.4	5.81%	1.05%[g]	0.14%	14%
$—	$11.28	(11.26)%	$5.3	6.24%	1.05%	1.00%	32%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Small Cap Fund (cont’d)
Class A
2/29/2024 (Unaudited)	$12.36	$(0.00)	$0.70	$0.70	$(0.18)	$—	$—	$(0.18)
8/31/2023	$12.00	$0.12	$0.85	$0.97	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.24	$0.02	$(5.47)	$(5.45)	$(0.07)	$(0.72)	$—	$(0.79)
8/31/2021	$13.82	$(0.03)	$4.94	$4.91	$(0.05)	$(0.44)	$—	$(0.49)
8/31/2020	$11.24	$(0.03)	$2.66	$2.63	$(0.05)	$—	$—	$(0.05)
8/31/2019	$12.93	$0.06	$(1.57)	$(1.51)	$—	$(0.18)	$—	$(0.18)

Class C
2/29/2024 (Unaudited)	$11.87	$(0.04)	$0.67	$0.63	$(0.09)	$—	$—	$(0.09)
8/31/2023	$11.64	$0.03	$0.81	$0.84	$—	$(0.61)	$—	$(0.61)
8/31/2022	$17.81	$(0.07)	$(5.36)	$(5.43)	$(0.02)	$(0.72)	$—	$(0.74)
8/31/2021	$13.55	$(0.15)	$4.85	$4.70	$—	$(0.44)	$—	$(0.44)
8/31/2020	$11.06	$(0.11)	$2.60	$2.49	$—	$—	$—	$—
8/31/2019	$12.83	$(0.01)	$(1.58)	$(1.59)	$—	$(0.18)	$—	$(0.18)

Class R6
2/29/2024 (Unaudited)	$12.48	$0.03	$0.71	$0.74	$(0.23)	$—	$—	$(0.23)
8/31/2023	$12.07	$0.18	$0.84	$1.02	$—	$(0.61)	$—	$(0.61)
8/31/2022	$18.32	$0.12	$(5.54)	$(5.42)	$(0.11)	$(0.72)	$—	$(0.83)
8/31/2021	$13.88	$0.04	$4.97	$5.01	$(0.13)	$(0.44)	$—	$(0.57)
8/31/2020	$11.29	$0.03	$2.67	$2.70	$(0.11)	$—	$—	$(0.11)
8/31/2019	$12.98	$0.12	$(1.59)	$(1.47)	$(0.04)	$(0.18)	$—	$(0.22)

Intrinsic Value Fund
Institutional Class
2/29/2024 (Unaudited)	$19.43	$(0.02)	$1.08	$1.06	$—	$(0.05)	$—	$(0.05)
8/31/2023	$19.00	$(0.01)	$1.11	$1.10	$—	$(0.67)	$—	$(0.67)
8/31/2022	$24.01	$(0.08)	$(3.45)	$(3.53)	$—	$(1.48)	$—	$(1.48)
8/31/2021[o]	$15.13	$(0.11)	$9.31	$9.20	$—	$(0.32)	$—	$(0.32)
8/31/2020[o]	$14.50	$(0.04)	$1.11	$1.07	$—	$(0.44)	$—	$(0.44)
8/31/2019[o]	$18.54	$(0.03)	$(2.14)	$(2.17)	$—	$(1.87)	$—	$(1.87)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.88	5.71%[e]	$0.3	10.02%[f]	1.42%[f]	(0.00)%[f]	33%[e]
$—	$12.36	8.34%	$0.3	11.22%	1.42%	0.97%	49%
$—	$12.00	(31.05)%	$0.2	10.46%	1.42%	0.11%	21%
$—	$18.24	36.43%	$0.5	13.62%	1.43%	(0.17)%	22%
$—	$13.82	23.41%	$0.2	6.40%	1.42%[g]	(0.23)%	14%
$—	$11.24	(11.49)%	$0.1	6.77%	1.41%	0.54%	32%

$—	$12.41	5.31%[e]	$0.1	10.72%[f]	2.17%[f]	(0.75)%[f]	33%[e]
$—	$11.87	7.45%	$0.1	11.99%	2.17%	0.29%	49%
$—	$11.64	(31.59)%	$0.1	11.24%	2.17%	(0.45)%	21%
$—	$17.81	35.48%	$0.2	14.29%	2.19%	(0.96)%	22%
$—	$13.55	22.51%	$0.1	6.93%	2.17%[g]	(0.97)%	14%
$—	$11.06	(12.22)%	$0.1	7.38%	2.16%	(0.10)%	32%

$—	$12.99	5.98%[e]	$0.3	9.46%[f]	0.96%[f]	0.45%[f]	33%[e]
$—	$12.48	8.72%	$0.3	10.73%	0.96%	1.50%	49%
$—	$12.07	(30.76)%	$0.3	10.00%	0.96%	0.78%	21%
$—	$18.32	37.14%	$0.4	13.03%	0.98%	0.25%	22%
$—	$13.88	24.01%	$0.3	5.71%	0.96%[g]	0.24%	14%
$—	$11.29	(11.13)%	$0.2	6.16%	0.96%	1.09%	32%

$—	$20.44	5.47%[e]	$1,284.8	0.93%[f]	0.93%[f]	(0.18)%[f]	9%[e]
$—	$19.43	6.12%	$1,351.6	0.95%	0.95%	(0.04)%	10%
$—	$19.00	(15.58)%	$1,204.8	1.00%	1.00%[h]	(0.37)%	12%
$—	$24.01	61.43%	$979.4	1.01%	1.01%[h]	(0.54)%	23%
$—	$15.13	7.36%	$555.2	1.05%	1.00%	(0.29)%	19%
$—	$14.50	(10.83)%	$574.1	1.05%	1.01%	(0.20)%	22%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Intrinsic Value Fund (cont’d)
Class A
2/29/2024 (Unaudited)	$19.03	$(0.05)	$1.06	$1.01	$—	$(0.05)	$—	$(0.05)
8/31/2023	$18.70	$(0.08)	$1.08	$1.00	$—	$(0.67)	$—	$(0.67)
8/31/2022	$23.74	$(0.16)	$(3.40)	$(3.56)	$—	$(1.48)	$—	$(1.48)
8/31/2021[o]	$15.02	$(0.19)	$9.23	$9.04	$—	$(0.32)	$—	$(0.32)
8/31/2020[o]	$14.44	$(0.09)	$1.11	$1.02	$—	$(0.44)	$—	$(0.44)
8/31/2019[i,o]	$18.54	$(0.09)	$(2.14)	$(2.23)	$—	$(1.87)	$—	$(1.87)

Class C
2/29/2024 (Unaudited)	$18.26	$(0.11)	$1.01	$0.90	$—	$(0.05)	$—	$(0.05)
8/31/2023	$18.10	$(0.21)	$1.04	$0.83	$—	$(0.67)	$—	$(0.67)
8/31/2022	$23.19	$(0.30)	$(3.31)	$(3.61)	$—	$(1.48)	$—	$(1.48)
8/31/2021[o]	$14.79	$(0.33)	$9.05	$8.72	$—	$(0.32)	$—	$(0.32)
8/31/2020[o]	$14.34	$(0.19)	$1.08	$0.89	$—	$(0.44)	$—	$(0.44)
8/31/2019[i,o]	$18.54	$(0.20)	$(2.13)	$(2.33)	$—	$(1.87)	$—	$(1.87)

Class R6
2/29/2024 (Unaudited)	$19.55	$(0.01)	$1.09	$1.08	$—	$(0.05)	$—	$(0.05)
8/31/2023	$19.09	$0.01	$1.12	$1.13	$—	$(0.67)	$—	$(0.67)
8/31/2022	$24.09	$(0.05)	$(3.47)	$(3.52)	$—	$(1.48)	$—	$(1.48)
8/31/2021[o]	$15.17	$(0.09)	$9.33	$9.24	$—	$(0.32)	$—	$(0.32)
8/31/2020[o]	$14.52	$(0.02)	$1.11	$1.09	$—	$(0.44)	$—	$(0.44)
Period from 1/18/2019[j] to 8/31/2019[o]	$14.22	$(0.01)	$0.31	$0.30	$—	$—	$—	$—

Large Cap Growth Fund
Investor Class
2/29/2024[p] (Unaudited)	$24.23	$0.02	$3.88	$3.90	$(0.05)	$(1.02)	$—	$(1.07)
8/31/2023[p]	$21.86	$0.04	$3.60	$3.64	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.38	$0.03	$(4.60)	$(4.57)	$(0.02)	$(2.93)	$—	$(2.95)
8/31/2021	$23.38	$0.03	$7.76	$7.79	$(0.05)	$(1.74)	$—	$(1.79)
8/31/2020	$18.30	$0.05	$6.20	$6.25	$(0.07)	$(1.10)	$—	$(1.17)
8/31/2019	$19.52	$0.10	$0.32	$0.42	$(0.11)	$(1.53)	$—	$(1.64)

Trust Class
2/29/2024[p] (Unaudited)	$24.09	$(0.00)	$3.85	$3.85	$(0.02)	$(1.02)	$—	$(1.04)
8/31/2023[p]	$21.78	$(0.00)	$3.58	$3.58	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.31	$(0.02)	$(4.58)	$(4.60)	$(0.00)	$(2.93)	$—	$(2.93)
8/31/2021	$23.36	$(0.02)	$7.74	$7.72	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.20	$6.22	$(0.04)	$(1.10)	$—	$(1.14)
8/31/2019	$19.51	$0.07	$0.31	$0.38	$(0.08)	$(1.53)	$—	$(1.61)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$19.99	5.32%[e]	$88.6	1.30%[f]	1.30%[f]	(0.56)%[f]	9%[e]
$—	$19.03	5.67%	$75.0	1.34%	1.34%[h]	(0.44)%	10%
$—	$18.70	(15.90)%	$49.0	1.36%	1.36%[h]	(0.73)%	12%
$—	$23.74	60.81%	$51.4	1.37%	1.37%	(0.90)%	23%
$—	$15.02	7.04%	$21.0	1.43%	1.36%	(0.65)%	19%
$—	$14.44	(11.18)%	$19.7	1.44%	1.37%	(0.56)%	22%

$—	$19.11	4.95%[e]	$18.0	2.05%[f]	2.05%[f]	(1.30)%[f]	9%[e]
$—	$18.26	4.89%	$19.4	2.09%	2.09%[h]	(1.18)%	10%
$—	$18.10	(16.52)%	$20.4	2.11%	2.11%[h]	(1.48)%	12%
$—	$23.19	59.58%	$18.4	2.12%	2.12%[h]	(1.65)%	23%
$—	$14.79	6.16%	$11.3	2.16%	2.11%	(1.38)%	19%
$—	$14.34	(11.78)%	$16.8	2.16%	2.12%	(1.30)%	22%

$—	$20.58	5.54%[e]	$118.3	0.83%[f]	0.83%[f]	(0.09)%[f]	9%[e]
$—	$19.55	6.25%	$104.5	0.85%	0.85%	0.06%	10%
$—	$19.09	(15.49)%	$101.3	0.86%	0.86%	(0.23)%	12%
$—	$24.09	61.54%	$84.0	0.89%	0.89%[h]	(0.44)%	23%
$—	$15.17	7.49%	$0.1	0.97%	0.90%	(0.17)%	19%
$—	$14.52	2.11%[e]	$0.2	1.00%[f]	0.91%[f]	(0.10)%[f]	22%[k]

$—	$27.06	16.57%[e]	$1,770.2	0.80%[f]	0.80%[f]	0.20%[f]	10%[e]
$—	$24.23	18.03%	$1,565.1	0.83%	0.83%	0.20%	35%
$—	$21.86	(17.16)%	$1,408.1	0.83%	0.83%	0.11%	32%
$—	$29.38	35.49%	$1,812.9	0.82%	0.82%	0.11%	28%
$—	$23.38	35.76%	$1,419.5	0.87%	0.87%	0.26%	49%
$—	$18.30	4.03%	$1,125.5	0.89%	0.89%	0.56%	37%

$—	$26.90	16.44%[e]	$46.6	1.01%[f]	1.01%[f]	(0.01)%[f]	10%[e]
$—	$24.09	17.82%	$40.8	1.03%	1.03%	(0.00)%	35%
$—	$21.78	(17.31)%	$37.7	1.03%	1.03%	(0.10)%	32%
$—	$29.31	35.21%	$52.5	1.03%	1.03%	(0.09)%	28%
$—	$23.36	35.55%	$42.7	1.05%	1.05%	0.08%	49%
$—	$18.28	3.77%	$45.5	1.06%	1.06%	0.38%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Growth Fund (cont’d)
Advisor Class
2/29/2024[p] (Unaudited)	$23.69	$(0.06)	$3.78	$3.72	$—	$(1.02)	$—	$(1.02)
8/31/2023[p]	$21.53	$(0.09)	$3.52	$3.43	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.05	$(0.07)	$(4.53)	$(4.60)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.20	$(0.05)	$7.66	$7.61	$(0.02)	$(1.74)	$—	$(1.76)
8/31/2020	$18.20	$(0.04)	$6.17	$6.13	$(0.03)	$(1.10)	$—	$(1.13)
8/31/2019	$19.46	$0.01	$0.31	$0.32	$(0.05)	$(1.53)	$—	$(1.58)

Institutional Class
2/29/2024[p] (Unaudited)	$24.31	$0.04	$3.89	$3.93	$(0.11)	$(1.02)	$—	$(1.13)
8/31/2023[p]	$21.89	$0.08	$3.61	$3.69	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.42	$0.07	$(4.62)	$(4.55)	$(0.05)	$(2.93)	$—	$(2.98)
8/31/2021	$23.41	$0.06	$7.77	$7.83	$(0.08)	$(1.74)	$—	$(1.82)
8/31/2020	$18.32	$0.08	$6.22	$6.30	$(0.11)	$(1.10)	$—	$(1.21)
8/31/2019	$19.55	$0.13	$0.32	$0.45	$(0.15)	$(1.53)	$—	$(1.68)

Class A
2/29/2024[p] (Unaudited)	$24.04	$(0.00)	$3.84	$3.84	$(0.02)	$(1.02)	$—	$(1.04)
8/31/2023[p]	$21.74	$(0.00)	$3.57	$3.57	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.27	$(0.02)	$(4.59)	$(4.61)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.34	$(0.03)	$7.73	$7.70	$(0.03)	$(1.74)	$—	$(1.77)
8/31/2020	$18.28	$0.02	$6.19	$6.21	$(0.05)	$(1.10)	$—	$(1.15)
8/31/2019	$19.50	$0.06	$0.33	$0.39	$(0.08)	$(1.53)	$—	$(1.61)

Class C
2/29/2024[p] (Unaudited)	$23.03	$(0.09)	$3.68	$3.59	$—	$(1.02)	$—	$(1.02)
8/31/2023[p]	$21.03	$(0.16)	$3.43	$3.27	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$28.61	$(0.20)	$(4.46)	$(4.66)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$22.98	$(0.21)	$7.58	$7.37	$—	$(1.74)	$—	$(1.74)
8/31/2020	$18.10	$(0.13)	$6.11	$5.98	$—	$(1.10)	$—	$(1.10)
8/31/2019	$19.40	$(0.06)	$0.31	$0.25	$(0.02)	$(1.53)	$—	$(1.55)

Class R3
2/29/2024[p] (Unaudited)	$23.68	$(0.03)	$3.78	$3.75	$(0.00)	$(1.02)	$—	$(1.02)
8/31/2023[p]	$21.49	$(0.06)	$3.52	$3.46	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.05	$(0.10)	$(4.54)	$(4.64)	$—	$(2.92)	$—	$(2.92)
8/31/2021	$23.22	$(0.11)	$7.69	$7.58	$(0.01)	$(1.74)	$—	$(1.75)
8/31/2020	$18.22	$(0.05)	$6.16	$6.11	$(0.01)	$(1.10)	$—	$(1.11)
8/31/2019	$19.46	$0.01	$0.33	$0.34	$(0.05)	$(1.53)	$—	$(1.58)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$26.39	16.16%[e]	$0.2	2.24%[f]	1.50%[f]	(0.50)%[f]	10%[e]
$—	$23.69	17.30%	$0.2	1.34%	1.34%	(0.43)%	35%
$—	$21.53	(17.45)%	$2.3	1.17%	1.17%	(0.29)%	32%
$—	$29.05	34.95%	$8.0	1.19%	1.19%	(0.18)%	28%
$—	$23.20	35.18%	$0.2	1.32%	1.32%	(0.21)%	49%
$—	$18.20	3.41%	$0.2	1.40%	1.40%	0.05%	37%

$—	$27.11	16.65%[e]	$574.9	0.66%[f]	0.66%[f]	0.36%[f]	10%[e]
$—	$24.31	18.24%	$415.8	0.68%	0.68%	0.34%	35%
$—	$21.89	(17.06)%	$245.1	0.68%	0.68%	0.28%	32%
$—	$29.42	35.68%	$204.8	0.67%	0.67%	0.26%	28%
$—	$23.41	36.03%	$149.6	0.70%	0.70%	0.43%	49%
$—	$18.32	4.19%	$83.9	0.71%	0.71%	0.74%	37%

$—	$26.84	16.44%[e]	$31.2	1.03%[f]	1.03%[f]	(0.01)%[f]	10%[e]
$—	$24.04	17.80%	$23.4	1.05%	1.05%	(0.01)%	35%
$—	$21.74	(17.33)%	$12.4	1.05%	1.05%	(0.09)%	32%
$—	$29.27	35.15%	$10.0	1.05%	1.05%	(0.12)%	28%
$—	$23.34	35.49%	$6.1	1.07%	1.07%	0.12%	49%
$—	$18.28	3.79%	$4.1	1.09%	1.09%	0.34%	37%

$—	$25.60	16.05%[e]	$15.7	1.77%[f]	1.77%[f]	(0.76)%[f]	10%[e]
$—	$23.03	16.94%	$12.2	1.79%	1.79%	(0.74)%	35%
$—	$21.03	(17.97)%	$3.4	1.80%	1.80%	(0.85)%	32%
$—	$28.61	34.17%	$3.1	1.79%	1.79%	(0.86)%	28%
$—	$22.98	34.53%	$2.3	1.81%	1.81%	(0.70)%	49%
$—	$18.10	3.00%	$1.8	1.84%	1.84%	(0.38)%	37%

$—	$26.41	16.30%[e]	$1.7	1.29%[f]	1.29%[f]	(0.28)%[f]	10%[e]
$—	$23.68	17.48%	$1.1	1.35%	1.35%[h]	(0.27)%	35%
$—	$21.49	(17.60)%	$0.4	1.36%	1.36%[h]	(0.41)%	32%
$—	$29.05	34.77%	$0.4	1.38%	1.36%	(0.45)%	28%
$—	$23.22	35.06%	$0.2	1.36%	1.36%[h]	(0.25)%	49%
$—	$18.22	3.51%	$0.1	1.40%	1.36%	0.06%	37%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions

Class R6
2/29/2024[p] (Unaudited)	$24.34	$0.05	$3.90	$3.95	$(0.12)	$(1.02)	$—	$(1.14)
8/31/2023[p]	$21.90	$0.09	$3.62	$3.71	$(0.00)	$(1.27)	$—	$(1.27)
8/31/2022[p]	$29.42	$0.07	$(4.60)	$(4.53)	$(0.06)	$(2.93)	$—	$(2.99)
8/31/2021	$23.41	$0.07	$7.77	$7.84	$(0.09)	$(1.74)	$—	$(1.83)
8/31/2020	$18.32	$0.09	$6.22	$6.31	$(0.12)	$(1.10)	$—	$(1.22)
Period from 3/29/2019[j] to 8/31/2019	$16.73	$0.06	$1.53	$1.59	$—	$—	$—	$—

Large Cap Value Fund
Investor Class
2/29/2024 (Unaudited)	$42.37	$0.44	$(0.02)	$0.42	$(1.01)	$—	$—	$(1.01)
8/31/2023	$40.77	$0.86	$1.41	$2.27	$(0.67)	$—	$—	$(0.67)
8/31/2022	$44.85	$0.80	$(2.65)	$(1.85)	$(0.55)	$(1.68)	$—	$(2.23)
8/31/2021	$30.38	$0.66	$14.39	$15.05	$(0.49)	$(0.09)	$—	$(0.58)
8/31/2020	$30.58	$0.59	$0.46	$1.05	$(0.60)	$(0.65)	$—	$(1.25)
8/31/2019	$32.87	$0.59	$1.03	$1.62	$(0.53)	$(3.38)	$—	$(3.91)

Trust Class
2/29/2024 (Unaudited)	$42.38	$0.40	$(0.01)	$0.39	$(0.91)	$—	$—	$(0.91)
8/31/2023	$40.78	$0.78	$1.41	$2.19	$(0.59)	$—	$—	$(0.59)
8/31/2022	$44.86	$0.72	$(2.65)	$(1.93)	$(0.47)	$(1.68)	$—	$(2.15)
8/31/2021	$30.39	$0.58	$14.41	$14.99	$(0.43)	$(0.09)	$—	$(0.52)
8/31/2020	$30.59	$0.54	$0.45	$0.99	$(0.54)	$(0.65)	$—	$(1.19)
8/31/2019	$32.88	$0.54	$1.03	$1.57	$(0.48)	$(3.38)	$—	$(3.86)

Advisor Class
2/29/2024 (Unaudited)	$42.38	$0.37	$(0.01)	$0.36	$(0.86)	$—	$—	$(0.86)
8/31/2023	$40.78	$0.71	$1.41	$2.12	$(0.52)	$—	$—	$(0.52)
8/31/2022	$44.85	$0.64	$(2.64)	$(2.00)	$(0.39)	$(1.68)	$—	$(2.07)
8/31/2021	$30.40	$0.51	$14.41	$14.92	$(0.38)	$(0.09)	$—	$(0.47)
8/31/2020	$30.60	$0.49	$0.46	$0.95	$(0.50)	$(0.65)	$—	$(1.15)
8/31/2019	$32.88	$0.49	$1.04	$1.53	$(0.43)	$(3.38)	$—	$(3.81)

Institutional Class
2/29/2024 (Unaudited)	$42.35	$0.47	$(0.02)	$0.45	$(1.06)	$—	$—	$(1.06)
8/31/2023	$40.75	$0.93	$1.41	$2.34	$(0.74)	$—	$—	$(0.74)
8/31/2022	$44.84	$0.88	$(2.65)	$(1.77)	$(0.64)	$(1.68)	$—	$(2.32)
8/31/2021	$30.38	$0.84	$14.26	$15.10	$(0.55)	$(0.09)	$—	$(0.64)
8/31/2020	$30.57	$0.64	$0.47	$1.11	$(0.65)	$(0.65)	$—	$(1.30)
8/31/2019	$32.87	$0.66	$1.01	$1.67	$(0.59)	$(3.38)	$—	$(3.97)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$27.15	16.75%[e]	$3.3	0.63%[f]	0.58%[f]	0.38%[f]	10%[e]
$—	$24.34	18.33%	$4.7	0.59%	0.59%[h]	0.40%	35%
$—	$21.90	(17.01)%	$0.2	0.66%	0.65%	0.28%	32%
$—	$29.42	35.72%	$0.2	0.68%	0.65%	0.26%	28%
$—	$23.41	36.09%	$0.0	0.65%	0.65%[h]	0.47%	49%
$—	$18.32	9.50%[e]	$0.0	0.97%[f]	0.65%[f]	0.75%[f]	37%[k]

$—	$41.78	1.06%[e]	$1,466.2	0.75%[f]	0.75%[f]	2.14%[f]	44%[e]
$—	$42.37	5.56%	$1,570.7	0.75%	0.75%	2.02%	81%
$—	$40.77	(4.38)%	$1,556.5	0.75%	0.75%	1.81%	82%
$—	$44.85	50.05%	$1,628.3	0.78%	0.78%	1.67%	89%
$—	$30.38	3.23%	$1,087.2	0.85%	0.85%	1.99%	157%
$—	$30.58	6.25%	$1,174.3	0.86%	0.86%	1.93%	109%[q]

$—	$41.86	0.97%[e]	$102.6	0.95%[f]	0.95%[f]	1.93%[f]	44%[e]
$—	$42.38	5.35%	$119.0	0.95%	0.95%	1.83%	81%
$—	$40.78	(4.56)%	$117.2	0.96%	0.96%	1.61%	82%
$—	$44.86	49.76%	$112.1	0.99%	0.99%	1.47%	89%
$—	$30.39	3.05%	$65.4	1.03%	1.03%	1.82%	157%
$—	$30.59	6.04%	$81.7	1.04%	1.04%	1.75%	109%[q]

$—	$41.88	0.90%[e]	$125.1	1.10%[f]	1.10%[f]	1.78%[f]	44%[e]
$—	$42.38	5.19%	$134.6	1.10%	1.10%	1.67%	81%
$—	$40.78	(4.70)%	$133.5	1.11%	1.11%	1.45%	82%
$—	$44.85	49.48%	$138.0	1.14%	1.14%	1.31%	89%
$—	$30.40	2.90%	$99.7	1.18%	1.18%	1.66%	157%
$—	$30.60	5.90%	$114.8	1.19%	1.19%	1.58%	109%[q]

$—	$41.74	1.13%[e]	$6,964.5	0.60%[f]	0.60%[f]	2.28%[f]	44%[e]
$—	$42.35	5.72%	$9,281.6	0.60%	0.60%	2.19%	81%
$—	$40.75	(4.21)%	$7,555.8	0.61%	0.61%	2.00%	82%
$—	$44.84	50.25%	$4,146.7	0.62%	0.62%	1.96%	89%
$—	$30.38	3.42%	$365.3	0.68%	0.68%	2.15%	157%
$—	$30.57	6.41%	$339.6	0.69%	0.69%	2.17%	109%[q]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Value Fund (cont’d)
Class A
2/29/2024 (Unaudited)	$42.36	$0.39	$(0.02)	$0.37	$(0.89)	$—	$—	$(0.89)
8/31/2023	$40.76	$0.77	$1.41	$2.18	$(0.58)	$—	$—	$(0.58)
8/31/2022	$44.87	$0.71	$(2.65)	$(1.94)	$(0.49)	$(1.68)	$—	$(2.17)
8/31/2021	$30.39	$0.64	$14.33	$14.97	$(0.40)	$(0.09)	$—	$(0.49)
8/31/2020	$30.59	$0.53	$0.45	$0.98	$(0.53)	$(0.65)	$—	$(1.18)
8/31/2019	$32.88	$0.58	$0.97	$1.55	$(0.46)	$(3.38)	$—	$(3.84)

Class C
2/29/2024 (Unaudited)	$42.20	$0.24	$(0.01)	$0.23	$(0.58)	$—	$—	$(0.58)
8/31/2023	$40.61	$0.46	$1.39	$1.85	$(0.26)	$—	$—	$(0.26)
8/31/2022	$44.90	$0.39	$(2.64)	$(2.25)	$(0.36)	$(1.68)	$—	$(2.04)
8/31/2021	$30.30	$0.40	$14.30	$14.70	$(0.01)	$(0.09)	$—	$(0.10)
8/31/2020	$30.61	$0.31	$0.44	$0.75	$(0.41)	$(0.65)	$—	$(1.06)
8/31/2019	$32.87	$0.33	$1.02	$1.35	$(0.23)	$(3.38)	$—	$(3.61)

Class R3
2/29/2024 (Unaudited)	$42.23	$0.34	$(0.02)	$0.32	$(0.86)	$—	$—	$(0.86)
8/31/2023	$40.64	$0.67	$1.38	$2.05	$(0.46)	$—	$—	$(0.46)
8/31/2022	$44.88	$0.60	$(2.64)	$(2.04)	$(0.52)	$(1.68)	$—	$(2.20)
8/31/2021	$30.42	$0.52	$14.36	$14.88	$(0.33)	$(0.09)	$—	$(0.42)
8/31/2020	$30.62	$0.45	$0.45	$0.90	$(0.45)	$(0.65)	$—	$(1.10)
8/31/2019	$32.89	$0.43	$1.06	$1.49	$(0.38)	$(3.38)	$—	$(3.76)

Class R6
2/29/2024 (Unaudited)	$42.40	$0.49	$(0.02)	$0.47	$(1.15)	$—	$—	$(1.15)
8/31/2023	$40.81	$0.98	$1.39	$2.37	$(0.78)	$—	$—	$(0.78)
8/31/2022	$44.89	$0.94	$(2.67)	$(1.73)	$(0.67)	$(1.68)	$—	$(2.35)
8/31/2021	$30.41	$0.78	$14.37	$15.15	$(0.58)	$(0.09)	$—	$(0.67)
8/31/2020	$30.59	$0.63	$0.51	$1.14	$(0.67)	$(0.65)	$—	$(1.32)
Period from 1/18/2019[j] to 8/31/2019	$28.19	$0.45	$1.95	$2.40	$—	$—	$—	$—

Class E
2/29/2024 (Unaudited)	$42.54	$0.59	$(0.02)	$0.57	$(1.33)	$—	$—	$(1.33)
8/31/2023	$40.93	$1.17	$1.42	$2.59	$(0.98)	$—	$—	$(0.98)
Period from 1/11/2022[j] to 8/31/2022	$45.60	$0.73	$(5.40)	$(4.67)	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$41.84	0.94%[e]	$182.2	0.98%[f]	0.98%[f]	1.91%[f]	44%[e]
$—	$42.36	5.32%	$215.3	0.98%	0.98%	1.80%	81%
$—	$40.76	(4.58)%	$201.5	0.98%	0.98%	1.61%	82%
$—	$44.87	49.67%	$136.5	1.01%	1.01%	1.51%	89%
$—	$30.39	3.03%	$23.4	1.05%	1.05%	1.73%	157%
$—	$30.59	5.99%	$52.5	1.08%	1.08%	1.89%	109%[q]

$—	$41.85	0.57%[e]	$231.0	1.71%[f]	1.71%[f]	1.17%[f]	44%[e]
$—	$42.20	4.54%	$269.1	1.71%	1.71%	1.07%	81%
$—	$40.61	(5.28)%	$222.8	1.72%	1.72%	0.90%	82%
$—	$44.90	48.59%	$102.3	1.74%	1.74%	0.94%	89%
$—	$30.30	2.27%	$14.7	1.81%	1.81%	1.04%	157%
$—	$30.61	5.24%	$19.7	1.82%	1.82%	1.08%	109%[q]

$—	$41.69	0.81%[e]	$9.7	1.23%[f]	1.23%[f]	1.66%[f]	44%[e]
$—	$42.23	5.04%	$11.4	1.24%	1.24%	1.57%	81%
$—	$40.64	(4.82)%	$6.8	1.24%	1.24%	1.36%	82%
$—	$44.88	49.26%	$2.0	1.29%	1.29%	1.29%	89%
$—	$30.42	2.74%	$0.6	1.34%	1.34%[h]	1.51%	157%
$—	$30.62	5.74%	$0.7	1.37%	1.37%[h]	1.42%	109%[q]

$—	$41.72	1.18%[e]	$653.9	0.51%[f]	0.51%[f]	2.40%[f]	44%[e]
$—	$42.40	5.79%	$560.6	0.51%	0.51%	2.32%	81%
$—	$40.81	(4.13)%	$342.4	0.51%	0.51%	2.14%	82%
$—	$44.89	50.39%	$190.6	0.53%	0.53%	1.95%	89%
$—	$30.41	3.54%	$91.4	0.59%	0.59%[h]	2.19%	157%
$—	$30.59	8.51%[e]	$0.3	0.67%[f]	0.61%[f]	2.39%[f]	109%[k,q]

$—	$41.78	1.43%[e]	$159.9	0.45%[f]	0.03%[f]	2.86%[f]	44%[e]
$—	$42.54	6.32%	$158.8	0.45%	0.03%	2.75%	81%
$—	$40.93	(10.24)%[e]	$146.1	0.46%[f]	0.04%[f]	2.62%[f]	82%[k]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund
Investor Class
2/29/2024 (Unaudited)	$14.57	$(0.02)	$2.88	$2.86	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.62	$(0.01)	$0.60	$0.59	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.78	$(0.05)	$(4.98)	$(5.03)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o]	$18.45	$(0.12)	$6.36	$6.24	$—	$(1.91)	$—	$(1.91)
8/31/2020[o]	$15.96	$(0.06)	$3.40	$3.34	$—	$(0.85)	$—	$(0.85)
8/31/2019[o]	$16.99	$(0.05)	$0.47	$0.42	$—	$(1.45)	$—	$(1.45)

Trust Class
2/29/2024 (Unaudited)	$14.53	$(0.02)	$2.86	$2.84	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.60	$(0.02)	$0.59	$0.57	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.77	$(0.07)	$(4.97)	$(5.04)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.46	$(0.14)	$6.36	$6.22	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$15.98	$(0.07)	$3.40	$3.33	$—	$(0.85)	$—	$(0.85)
8/31/2019[o,r]	$17.02	$(0.06)	$0.47	$0.41	$—	$(1.45)	$—	$(1.45)

Advisor Class
2/29/2024 (Unaudited)	$14.45	$(0.04)	$2.83	$2.79	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.55	$(0.06)	$0.60	$0.54	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.76	$(0.11)	$(4.97)	$(5.08)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.51	$(0.19)	$6.35	$6.16	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$16.07	$(0.11)	$3.41	$3.30	$—	$(0.86)	$—	$(0.86)
8/31/2019[o,r]	$17.16	$(0.09)	$0.47	$0.38	$—	$(1.47)	$—	$(1.47)

Institutional Class
2/29/2024 (Unaudited)	$14.62	$(0.01)	$2.89	$2.88	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.65	$0.01	$0.60	$0.61	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.79	$(0.02)	$(4.99)	$(5.01)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.41	$(0.08)	$6.37	$6.29	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$15.90	$(0.03)	$3.38	$3.35	$—	$(0.84)	$—	$(0.84)
8/31/2019[o,r]	$16.88	$(0.02)	$0.48	$0.46	$—	$(1.44)	$—	$(1.44)

Class A
2/29/2024 (Unaudited)	$14.50	$(0.03)	$2.84	$2.81	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.58	$(0.04)	$0.60	$0.56	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.77	$(0.08)	$(4.98)	$(5.06)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.48	$(0.16)	$6.36	$6.20	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$16.02	$(0.09)	$3.41	$3.32	$—	$(0.86)	$—	$(0.86)
8/31/2019[o,r]	$17.09	$(0.07)	$0.46	$0.39	$—	$(1.46)	$—	$(1.46)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$16.95	20.06%[e]	$533.7	0.85%[f]	0.85%[f]	(0.24)%[f]	40%[e]
$—	$14.57	4.41%	$466.2	0.85%	0.85%	(0.08)%	101%
$—	$14.62	(24.92)%	$478.0	0.84%	0.84%	(0.27)%	58%
$—	$22.78	35.63%	$696.4	0.83%	0.83%	(0.57)%	42%
$—	$18.45	21.95%	$570.7	0.88%	0.88%	(0.39)%	55%
$—	$15.96	4.84%	$513.3	0.90%	0.90%	(0.31)%	48%

$—	$16.89	19.98%[e]	$30.1	0.94%[f]	0.94%[f]	(0.33)%[f]	40%[e]
$—	$14.53	4.28%	$36.3	0.95%	0.95%	(0.17)%	101%
$—	$14.60	(24.98)%	$53.4	0.93%	0.93%	(0.37)%	58%
$—	$22.77	35.53%	$109.3	0.92%	0.92%	(0.66)%	42%
$—	$18.46	21.85%	$85.7	0.94%	0.94%	(0.46)%	55%
$—	$15.98	4.78%	$77.7	0.95%	0.95%	(0.37)%	48%

$—	$16.76	19.74%[e]	$7.2	1.19%[f]	1.19%[f]	(0.59)%[f]	40%[e]
$—	$14.45	4.08%	$6.8	1.20%	1.20%	(0.43)%	101%
$—	$14.55	(25.19)%	$8.1	1.19%	1.19%	(0.62)%	58%
$—	$22.76	35.19%	$13.2	1.17%	1.17%	(0.92)%	42%
$—	$18.51	21.57%	$10.3	1.20%	1.20%	(0.70)%	55%
$—	$16.07	4.53%	$12.0	1.21%	1.21%	(0.62)%	48%

$—	$17.02	20.13%[e]	$474.8	0.69%[f]	0.69%[f]	(0.09)%[f]	40%[e]
$—	$14.62	4.55%	$458.0	0.69%	0.69%	0.08%	101%
$—	$14.65	(24.81)%	$469.7	0.69%	0.69%	(0.10)%	58%
$—	$22.79	35.91%	$481.1	0.67%	0.67%	(0.41)%	42%
$—	$18.41	22.12%	$347.4	0.70%	0.70%	(0.22)%	55%
$—	$15.90	5.09%	$273.4	0.70%	0.70%	(0.11)%	48%

$—	$16.83	19.81%[e]	$31.8	1.06%[f]	1.06%[f]	(0.45)%[f]	40%[e]
$—	$14.50	4.21%	$27.3	1.06%	1.06%	(0.28)%	101%
$—	$14.58	(25.08)%	$39.0	1.06%	1.06%	(0.47)%	58%
$—	$22.77	35.42%	$48.1	1.04%	1.04%	(0.78)%	42%
$—	$18.48	21.70%	$36.0	1.06%	1.06%	(0.57)%	55%
$—	$16.02	4.65%	$33.0	1.07%	1.07%	(0.47)%	48%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund (cont’d)
Class C
2/29/2024 (Unaudited)	$14.24	$(0.09)	$2.79	$2.70	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.43	$(0.14)	$0.59	$0.45	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.73	$(0.22)	$(4.95)	$(5.17)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.63	$(0.32)	$6.33	$6.01	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$16.29	$(0.21)	$3.43	$3.22	$—	$(0.88)	$—	$(0.88)
8/31/2019[o,r]	$17.52	$(0.19)	$0.47	$0.28	$—	$(1.51)	$—	$(1.51)

Class R3
2/29/2024 (Unaudited)	$14.41	$(0.05)	$2.82	$2.77	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.53	$(0.08)	$0.60	$0.52	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.75	$(0.13)	$(4.96)	$(5.09)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.53	$(0.21)	$6.34	$6.13	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$16.12	$(0.12)	$3.40	$3.28	$—	$(0.87)	$—	$(0.87)
8/31/2019[o,r]	$17.24	$(0.12)	$0.48	$0.36	$—	$(1.48)	$—	$(1.48)

Class R6
2/29/2024 (Unaudited)	$14.66	$0.00	$2.89	$2.89	$—	$(0.48)	$—	$(0.48)
8/31/2023	$14.67	$0.03	$0.60	$0.63	$—	$(0.64)	$—	$(0.64)
8/31/2022	$22.79	$(0.00)	$(4.99)	$(4.99)	$—	$(3.13)	$—	$(3.13)
8/31/2021[o,r]	$18.39	$(0.06)	$6.37	$6.31	$—	$(1.91)	$—	$(1.91)
8/31/2020[o,r]	$15.86	$(0.02)	$3.39	$3.37	$—	$(0.84)	$—	$(0.84)
8/31/2019[o,r]	$16.82	$(0.00)	$0.47	$0.47	$—	$(1.43)	$—	$(1.43)

Mid Cap Intrinsic Value Fund
Investor Class
2/29/2024 (Unaudited)	$24.35	$0.08	$2.15	$2.23	$(0.15)	$(0.34)	$—	$(0.49)
8/31/2023	$23.65	$0.24	$0.67	$0.91	$(0.21)	$—	$—	$(0.21)
8/31/2022	$24.69	$0.21	$(1.11)	$(0.90)	$(0.14)	$—	$—	$(0.14)
8/31/2021[o]	$16.03	$0.15	$8.52	$8.67	$(0.01)	$—	$—	$(0.01)
8/31/2020[o]	$19.32	$0.22	$(3.28)	$(3.06)	$(0.23)	$—	$—	$(0.23)
8/31/2019[i,o]	$24.16	$0.19	$(3.39)	$(3.20)	$(0.13)	$(1.51)	$—	$(1.64)

Trust Class
2/29/2024 (Unaudited)	$24.32	$0.05	$2.15	$2.20	$(0.10)	$(0.34)	$—	$(0.44)
8/31/2023	$23.61	$0.18	$0.68	$0.86	$(0.15)	$—	$—	$(0.15)
8/31/2022	$24.63	$0.15	$(1.11)	$(0.96)	$(0.06)	$—	$—	$(0.06)
8/31/2021[o]	$16.02	$0.10	$8.52	$8.62	$(0.01)	$—	$—	$(0.01)
8/31/2020[o]	$19.32	$0.20	$(3.30)	$(3.10)	$(0.20)	$—	$—	$(0.20)
8/31/2019[i,o]	$24.16	$0.17	$(3.38)	$(3.21)	$(0.12)	$(1.51)	$—	$(1.63)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$16.46	19.40%[e]	$6.1	1.81%[f]	1.81%[f]	(1.21)%[f]	40%[e]
$—	$14.24	3.47%	$6.0	1.81%	1.81%	(1.04)%	101%
$—	$14.43	(25.67)%	$7.7	1.80%	1.80%	(1.24)%	58%
$—	$22.73	34.42%	$13.2	1.79%	1.79%	(1.53)%	42%
$—	$18.63	20.77%	$11.3	1.81%	1.81%	(1.32)%	55%
$—	$16.29	3.91%	$10.8	1.82%	1.82%	(1.24)%	48%

$—	$16.70	19.66%[e]	$8.8	1.32%[f]	1.32%[f]	(0.71)%[f]	40%[e]
$—	$14.41	3.95%	$8.4	1.32%	1.32%	(0.55)%	101%
$—	$14.53	(25.25)%	$9.9	1.31%	1.31%	(0.75)%	58%
$—	$22.75	35.03%	$18.5	1.29%	1.29%	(1.03)%	42%
$—	$18.53	21.36%	$13.7	1.31%	1.31%	(0.77)%	55%
$—	$16.12	4.41%	$56.4	1.33%	1.33%[h]	(0.79)%	48%

$—	$17.07	20.15%[e]	$632.8	0.59%[f]	0.59%[f]	0.02%[f]	40%[e]
$—	$14.66	4.68%	$541.9	0.60%	0.60%	0.18%	101%
$—	$14.67	(24.71)%	$538.5	0.59%	0.59%	(0.01)%	58%
$—	$22.79	35.99%	$753.3	0.57%	0.57%	(0.31)%	42%
$—	$18.39	22.27%	$524.1	0.60%	0.60%	(0.11)%	55%
$—	$15.86	5.20%	$461.1	0.61%	0.61%	(0.03)%	48%

$—	$26.09	9.26%[e]	$32.3	1.50%[f]	0.96%[f]	0.69%[f]	17%[e]
$—	$24.35	3.88%	$32.4	1.51%	0.96%	0.99%	15%
$—	$23.65	(3.67)%	$32.7	1.45%	0.96%	0.85%	22%
$—	$24.69	54.09%	$35.2	1.49%	1.01%	0.68%	31%
$—	$16.03	(16.10)%	$23.0	1.37%	1.11%	1.26%	16%
$—	$19.32	(12.97)%	$34.5	1.27%	1.17%	0.93%	56%

$—	$26.08	9.10%[e]	$6.2	1.72%[f]	1.20%[f]	0.45%[f]	17%[e]
$—	$24.32	3.66%	$6.0	1.70%	1.20%	0.75%	15%
$—	$23.61	(3.90)%	$6.1	1.63%	1.20%	0.61%	22%
$—	$24.63	53.86%	$6.9	1.69%	1.22%	0.48%	31%
$—	$16.02	(16.26)%	$4.9	1.53%	1.26%	1.12%	16%
$—	$19.32	(13.03)%	$8.0	1.42%	1.27%	0.82%	56%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Intrinsic Value Fund (cont’d)
Institutional Class
2/29/2024 (Unaudited)	$24.33	$0.09	$2.15	$2.24	$(0.18)	$(0.34)	$—	$(0.52)
8/31/2023	$23.63	$0.26	$0.68	$0.94	$(0.24)	$—	$—	$(0.24)
8/31/2022	$24.65	$0.24	$(1.11)	$(0.87)	$(0.15)	$—	$—	$(0.15)
8/31/2021[o]	$16.02	$0.18	$8.51	$8.69	$(0.06)	$—	$—	$(0.06)
8/31/2020[o]	$19.31	$0.27	$(3.28)	$(3.01)	$(0.28)	$—	$—	$(0.28)
8/31/2019[o]	$24.17	$0.25	$(3.40)	$(3.15)	$(0.20)	$(1.51)	$—	$(1.71)

Class A
2/29/2024 (Unaudited)	$24.34	$0.05	$2.14	$2.19	$(0.11)	$(0.34)	$—	$(0.45)
8/31/2023	$23.62	$0.18	$0.68	$0.86	$(0.14)	$—	$—	$(0.14)
8/31/2022	$24.63	$0.15	$(1.10)	$(0.95)	$(0.06)	$—	$—	$(0.06)
8/31/2021[o]	$16.03	$0.11	$8.50	$8.61	$(0.01)	$—	$—	$(0.01)
8/31/2020[o]	$19.32	$0.21	$(3.29)	$(3.08)	$(0.21)	$—	$—	$(0.21)
8/31/2019[i,o]	$24.17	$0.19	$(3.41)	$(3.22)	$(0.12)	$(1.51)	$—	$(1.63)

Class C
2/29/2024 (Unaudited)	$23.95	$(0.03)	$2.10	$2.07	$—	$(0.34)	$—	$(0.34)
8/31/2023	$23.30	$(0.00)	$0.66	$0.66	$(0.01)	$—	$—	$(0.01)
8/31/2022	$24.43	$(0.04)	$(1.09)	$(1.13)	$—	$—	$—	$—
8/31/2021[o]	$16.00	$(0.06)	$8.49	$8.43	$—	$—	$—	$—
8/31/2020[o]	$19.29	$0.07	$(3.30)	$(3.23)	$(0.06)	$—	$—	$(0.06)
8/31/2019[i,o]	$24.18	$0.02	$(3.39)	$(3.37)	$(0.01)	$(1.51)	$—	$(1.52)

Class R3
2/29/2024 (Unaudited)	$24.26	$0.02	$2.14	$2.16	$(0.02)	$(0.34)	$—	$(0.36)
8/31/2023	$23.56	$0.12	$0.67	$0.79	$(0.09)	$—	$—	$(0.09)
8/31/2022	$24.59	$0.09	$(1.10)	$(1.01)	$(0.02)	$—	$—	$(0.02)
8/31/2021[o]	$16.03	$0.05	$8.51	$8.56	$—	$—	$—	$—
8/31/2020[o]	$19.33	$0.18	$(3.32)	$(3.14)	$(0.16)	$—	$—	$(0.16)
8/31/2019[i,o]	$24.17	$0.13	$(3.39)	$(3.26)	$(0.07)	$(1.51)	$—	$(1.58)

Class R6
2/29/2024 (Unaudited)	$24.34	$0.11	$2.13	$2.24	$(0.20)	$(0.34)	$—	$(0.54)
8/31/2023	$23.64	$0.29	$0.67	$0.96	$(0.26)	$—	$—	$(0.26)
8/31/2022	$24.65	$0.26	$(1.09)	$(0.83)	$(0.18)	$—	$—	$(0.18)
8/31/2021[o]	$16.03	$0.20	$8.50	$8.70	$(0.08)	$—	$—	$(0.08)
8/31/2020[o]	$19.32	$0.28	$(3.27)	$(2.99)	$(0.30)	$—	$—	$(0.30)
Period from 3/29/2019[j] to 8/31/2019[o]	$20.50	$0.10	$(1.28)	$(1.18)	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$26.05	9.30%[e]	$14.1	1.32%[f]	0.85%[f]	0.73%[f]	17%[e]
$—	$24.33	4.00%	$14.1	1.34%	0.85%	1.09%	15%
$—	$23.63	(3.55)%	$13.1	1.28%	0.85%	0.97%	22%
$—	$24.65	54.34%	$15.2	1.32%	0.86%	0.84%	31%
$—	$16.02	(15.88)%	$12.6	1.19%	0.86%	1.52%	16%
$—	$19.31	(12.70)%	$40.2	1.07%	0.86%	1.21%	56%

$—	$26.08	9.08%[e]	$1.5	1.74%[f]	1.21%[f]	0.42%[f]	17%[e]
$—	$24.34	3.65%	$1.2	1.75%	1.21%	0.75%	15%
$—	$23.62	(3.88)%	$1.2	1.68%	1.21%	0.59%	22%
$—	$24.63	53.74%	$1.5	1.73%	1.22%	0.50%	31%
$—	$16.03	(16.17)%	$1.7	1.54%	1.22%	1.15%	16%
$—	$19.32	(13.03)%	$6.2	1.40%	1.22%	0.91%	56%

$—	$25.68	8.70%[e]	$0.8	2.46%[f]	1.96%[f]	(0.28)%[f]	17%[e]
$—	$23.95	2.85%	$0.9	2.47%	1.96%	(0.00)%	15%
$—	$23.30	(4.63)%	$0.9	2.42%	1.96%	(0.15)%	22%
$—	$24.43	52.69%	$1.0	2.47%	1.97%	(0.26)%	31%
$—	$16.00	(16.81)%	$0.8	2.31%	1.97%	0.41%	16%
$—	$19.29	(13.69)%	$1.5	2.19%	1.97%	0.10%	56%

$—	$26.06	8.96%[e]	$0.4	2.02%[f]	1.46%[f]	0.20%[f]	17%[e]
$—	$24.26	3.36%	$0.4	2.01%	1.46%	0.52%	15%
$—	$23.56	(4.11)%	$0.7	1.94%	1.46%	0.35%	22%
$—	$24.59	53.42%	$0.8	1.98%	1.47%	0.22%	31%
$—	$16.03	(16.42)%	$0.5	1.80%	1.47%	0.96%	16%
$—	$19.33	(13.21)%	$1.9	1.70%	1.48%	0.61%	56%

$—	$26.04	9.31%[e]	$0.0	1.60%[f]	0.75%[f]	0.91%[f]	17%[e]
$—	$24.34	4.11%	$0.0	1.71%	0.75%	1.20%	15%
$—	$23.64	(3.42)%	$0.0	1.55%	0.75%	1.06%	22%
$—	$24.65	54.45%	$0.0	1.72%	0.76%	0.94%	31%
$—	$16.03	(15.79)%	$0.0	1.02%	0.76%[h]	1.62%	16%
$—	$19.32	(5.76)%[e]	$0.0	1.44%[f]	0.78%[f]	1.14%[f]	56%[k]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Multi-Cap Opportunities Fund
Institutional Class
2/29/2024 (Unaudited)	$10.17	$0.02	$1.08	$1.10	$(0.01)	$(1.98)	$—	$(1.99)
8/31/2023	$11.71	$0.03	$1.18	$1.21	$(0.04)	$(2.71)	$—	$(2.75)
8/31/2022	$18.55	$0.04	$(2.00)	$(1.96)	$(0.05)	$(4.83)	$—	$(4.88)
8/31/2021[o]	$17.03	$0.05	$5.17	$5.22	$(0.05)	$(3.65)	$—	$(3.70)
8/31/2020[o]	$18.64	$0.09	$1.76	$1.85	$(0.14)	$(3.32)	$—	$(3.46)
8/31/2019[o]	$20.12	$0.14	$0.17	$0.31	$(0.14)	$(1.65)	$—	$(1.79)

Class A
2/29/2024 (Unaudited)	$10.16	$0.00	$1.09	$1.09	$—	$(1.98)	$—	$(1.98)
8/31/2023	$11.71	$(0.01)	$1.18	$1.17	$(0.01)	$(2.71)	$—	$(2.72)
8/31/2022	$18.55	$(0.01)	$(1.99)	$(2.00)	$(0.01)	$(4.83)	$—	$(4.84)
8/31/2021[o]	$17.05	$(0.01)	$5.16	$5.15	$—	$(3.65)	$—	$(3.65)
8/31/2020[o]	$18.65	$0.03	$1.76	$1.79	$(0.07)	$(3.32)	$—	$(3.39)
8/31/2019[i,o]	$20.12	$0.07	$0.18	$0.25	$(0.07)	$(1.65)	$—	$(1.72)

Class C
2/29/2024 (Unaudited)	$9.69	$(0.03)	$1.02	$0.99	$—	$(1.98)	$—	$(1.98)
8/31/2023	$11.35	$(0.08)	$1.13	$1.05	$—	$(2.71)	$—	$(2.71)
8/31/2022	$18.23	$(0.11)	$(1.94)	$(2.05)	$—	$(4.83)	$—	$(4.83)
8/31/2021[o]	$16.92	$(0.13)	$5.09	$4.96	$—	$(3.65)	$—	$(3.65)
8/31/2020[o]	$18.59	$(0.09)	$1.74	$1.65	$—	$(3.32)	$—	$(3.32)
8/31/2019[i,o]	$20.13	$(0.06)	$0.17	$0.11	$—	$(1.65)	$—	$(1.65)

Class E
2/29/2024 (Unaudited)	$10.17	$0.05	$1.09	$1.14	$(0.11)	$(1.98)	$—	$(2.09)
8/31/2023	$11.76	$0.11	$1.18	$1.29	$(0.17)	$(2.71)	$—	$(2.88)
Period from 1/11/2022[j] to 8/31/2022	$13.99	$0.09	$(2.32)	$(2.23)	$—	$—	$—	$—

Real Estate Fund
Trust Class
2/29/2024 (Unaudited)	$12.33	$0.15	$0.58	$0.73	$(0.12)	$—	$—	$(0.12)
8/31/2023	$15.47	$0.31	$(1.87)	$(1.56)	$(0.27)	$(1.31)	$—	$(1.58)
8/31/2022	$18.10	$0.14	$(2.01)	$(1.87)	$(0.16)	$(0.60)	$—	$(0.76)
8/31/2021	$13.76	$0.21	$4.41	$4.62	$(0.20)	$(0.08)	$—	$(0.28)
8/31/2020	$15.13	$0.17	$(0.80)	$(0.63)	$(0.17)	$(0.57)	$—	$(0.74)
8/31/2019	$13.34	$0.18	$2.45	$2.63	$(0.18)	$(0.66)	$—	$(0.84)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.28	12.37%[e]	$115.7	0.88%[f]	0.88%[f]	0.37%[f]	9%[e]
$—	$10.17	12.81%	$126.8	0.87%	0.87%	0.30%	14%
$—	$11.71	(14.66)%	$208.9	0.82%	0.82%	0.28%	16%
$—	$18.55	36.24%	$490.7	0.81%	0.81%	0.33%	15%
$—	$17.03	10.23%	$609.7	0.76%	0.76%	0.53%	27%
$—	$18.64	2.91%	$1,098.2	0.74%	0.74%	0.75%	36%

$—	$9.27	12.20%[e]	$31.1	1.24%[f]	1.24%[f]	0.00%[f]	9%[e]
$—	$10.16	12.37%	$33.3	1.25%	1.25%	(0.08)%	14%
$—	$11.71	(14.92)%	$41.2	1.19%	1.19%	(0.06)%	16%
$—	$18.55	35.69%	$53.1	1.18%	1.18%	(0.04)%	15%
$—	$17.05	9.83%	$41.6	1.14%	1.14%	0.17%	27%
$—	$18.65	2.54%	$49.9	1.12%	1.12%	0.38%	36%

$—	$8.70	11.74%[e]	$11.0	1.99%[f]	1.99%[f]	(0.75)%[f]	9%[e]
$—	$9.69	11.63%	$12.0	1.99%	1.99%	(0.82)%	14%
$—	$11.35	(15.58)%	$15.6	1.94%	1.94%	(0.82)%	16%
$—	$18.23	34.66%	$27.2	1.93%	1.93%	(0.78)%	15%
$—	$16.92	9.04%	$30.4	1.88%	1.88%	(0.57)%	27%
$—	$18.59	1.78%	$39.4	1.86%	1.86%	(0.35)%	36%

$—	$9.22	12.76%[e]	$90.1	0.73%[f]	0.12%[f]	1.13%[f]	9%[e]
$—	$10.17	13.70%	$81.4	0.72%	0.12%	1.05%	14%
$—	$11.76	(15.94)%[e]	$71.6	0.69%[f]	0.10%[f]	1.11%[f]	16%[k]

$—	$12.94	6.01%[e]	$88.8	1.39%[f]	1.04%[f]	2.42%[f]	28%[e]
$—	$12.33	(10.02)%	$92.1	1.39%	1.04%	2.35%	38%
$—	$15.47	(10.87)%	$127.4	1.37%	1.04%	0.80%	37%
$—	$18.10	34.12%	$149.8	1.38%	1.04%	1.37%	22%
$—	$13.76	(4.13)%	$108.6	1.40%	1.04%	1.21%	26%
$—	$15.13	21.21%	$130.3	1.43%	1.04%	1.32%	38%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Real Estate Fund (cont’d)
Institutional Class
2/29/2024 (Unaudited)	$12.38	$0.16	$0.59	$0.75	$(0.14)	$—	$—	$(0.14)
8/31/2023	$15.52	$0.34	$(1.87)	$(1.53)	$(0.30)	$(1.31)	$—	$(1.61)
8/31/2022	$18.17	$0.17	$(2.03)	$(1.86)	$(0.19)	$(0.60)	$—	$(0.79)
8/31/2021	$13.81	$0.20	$4.47	$4.67	$(0.23)	$(0.08)	$—	$(0.31)
8/31/2020	$15.19	$0.19	$(0.80)	$(0.61)	$(0.20)	$(0.57)	$—	$(0.77)
8/31/2019	$13.39	$0.20	$2.46	$2.66	$(0.20)	$(0.66)	$—	$(0.86)

Class A
2/29/2024 (Unaudited)	$12.33	$0.14	$0.58	$0.72	$(0.11)	$—	$—	$(0.11)
8/31/2023	$15.47	$0.28	$(1.86)	$(1.58)	$(0.25)	$(1.31)	$—	$(1.56)
8/31/2022	$18.10	$0.11	$(2.01)	$(1.90)	$(0.13)	$(0.60)	$—	$(0.73)
8/31/2021	$13.76	$0.18	$4.41	$4.59	$(0.17)	$(0.08)	$—	$(0.25)
8/31/2020	$15.13	$0.15	$(0.81)	$(0.66)	$(0.14)	$(0.57)	$—	$(0.71)
8/31/2019	$13.34	$0.15	$2.46	$2.61	$(0.16)	$(0.66)	$—	$(0.82)

Class C
2/29/2024 (Unaudited)	$12.38	$0.09	$0.59	$0.68	$(0.07)	$—	$—	$(0.07)
8/31/2023	$15.51	$0.19	$(1.87)	$(1.68)	$(0.14)	$(1.31)	$—	$(1.45)
8/31/2022	$18.15	$(0.02)	$(2.02)	$(2.04)	$(0.00)	$(0.60)	$—	$(0.60)
8/31/2021	$13.79	$0.08	$4.42	$4.50	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2020	$15.16	$0.04	$(0.80)	$(0.76)	$(0.04)	$(0.57)	$—	$(0.61)
8/31/2019	$13.36	$0.06	$2.45	$2.51	$(0.05)	$(0.66)	$—	$(0.71)

Class R3
2/29/2024 (Unaudited)	$12.31	$0.12	$0.58	$0.70	$(0.10)	$—	$—	$(0.10)
8/31/2023	$15.44	$0.25	$(1.85)	$(1.60)	$(0.22)	$(1.31)	$—	$(1.53)
8/31/2022	$18.06	$0.06	$(2.00)	$(1.94)	$(0.08)	$(0.60)	$—	$(0.68)
8/31/2021	$13.73	$0.15	$4.40	$4.55	$(0.14)	$(0.08)	$—	$(0.22)
8/31/2020	$15.10	$0.11	$(0.80)	$(0.69)	$(0.11)	$(0.57)	$—	$(0.68)
8/31/2019	$13.31	$0.12	$2.45	$2.57	$(0.12)	$(0.66)	$—	$(0.78)

Class R6
2/29/2024 (Unaudited)	$12.37	$0.17	$0.58	$0.75	$(0.14)	$—	$—	$(0.14)
8/31/2023	$15.52	$0.34	$(1.86)	$(1.52)	$(0.32)	$(1.31)	$—	$(1.63)
8/31/2022	$18.16	$0.19	$(2.02)	$(1.83)	$(0.21)	$(0.60)	$—	$(0.81)
8/31/2021	$13.81	$0.24	$4.43	$4.67	$(0.24)	$(0.08)	$—	$(0.32)
8/31/2020	$15.19	$0.20	$(0.80)	$(0.60)	$(0.21)	$(0.57)	$—	$(0.78)
8/31/2019	$13.39	$0.21	$2.47	$2.68	$(0.22)	$(0.66)	$—	$(0.88)

Class E
2/29/2024 (Unaudited)	$12.38	$0.21	$0.59	$0.80	$(0.19)	$—	$—	$(0.19)
8/31/2023	$15.53	$0.43	$(1.86)	$(1.43)	$(0.41)	$(1.31)	$—	$(1.72)
Period from 1/11/2022[j] to 8/31/2022	$18.24	$0.11	$(2.60)	$(2.49)	$(0.12)	$(0.10)	$—	$(0.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.99	6.08%[e]	$386.3	1.03%[f]	0.85%[f]	2.65%[f]	28%[e]
$—	$12.38	(9.81)%	$450.0	1.03%	0.85%	2.56%	38%
$—	$15.52	(10.76)%	$738.1	1.01%	0.85%	0.99%	37%
$—	$18.17	34.40%	$706.9	1.02%	0.85%	1.32%	22%
$—	$13.81	(3.97)%	$344.1	1.04%	0.85%	1.37%	26%
$—	$15.19	21.44%	$213.6	1.06%	0.85%	1.49%	38%

$—	$12.94	5.92%[e]	$56.2	1.39%[f]	1.21%[f]	2.27%[f]	28%[e]
$—	$12.33	(10.18)%	$58.8	1.40%	1.21%	2.16%	38%
$—	$15.47	(11.02)%	$78.4	1.38%	1.21%	0.62%	37%
$—	$18.10	33.89%	$84.6	1.39%	1.21%	1.18%	22%
$—	$13.76	(4.31)%	$60.7	1.40%	1.21%	1.04%	26%
$—	$15.13	21.01%	$63.9	1.42%	1.21%	1.13%	38%

$—	$12.99	5.49%[e]	$7.5	2.15%[f]	1.96%[f]	1.51%[f]	28%[e]
$—	$12.38	(10.84)%	$8.1	2.16%	1.96%	1.42%	38%
$—	$15.51	(11.72)%	$10.6	2.14%	1.96%	(0.13)%	37%
$—	$18.15	32.94%	$11.2	2.15%	1.96%	0.56%	22%
$—	$13.79	(5.08)%	$9.1	2.16%	1.96%	0.28%	26%
$—	$15.16	20.12%	$10.5	2.18%	1.96%	0.43%	38%

$—	$12.91	5.73%[e]	$13.2	1.66%[f]	1.46%[f]	2.01%[f]	28%[e]
$—	$12.31	(10.37)%	$13.7	1.66%	1.46%	1.92%	38%
$—	$15.44	(11.23)%	$16.9	1.63%	1.46%	0.36%	37%
$—	$18.06	33.55%	$20.3	1.64%	1.46%	0.98%	22%
$—	$13.73	(4.58)%	$15.7	1.67%	1.46%	0.81%	26%
$—	$15.10	20.76%	$20.5	1.69%	1.46%	0.87%	38%

$—	$12.98	6.16%[e]	$147.7	0.93%[f]	0.75%[f]	2.71%[f]	28%[e]
$—	$12.37	(9.76)%	$152.7	0.94%	0.75%	2.60%	38%
$—	$15.52	(10.62)%	$146.9	0.92%	0.75%	1.10%	37%
$—	$18.16	34.45%	$167.9	0.93%	0.75%	1.59%	22%
$—	$13.81	(3.87)%	$107.1	0.94%	0.75%	1.45%	26%
$—	$15.19	21.55%	$74.0	0.97%	0.76%	1.55%	38%

$—	$12.99	6.51%[e]	$17.5	0.88%[f]	0.07%[f]	3.35%[f]	28%[e]
$—	$12.38	(9.10)%	$16.1	0.88%	0.08%	3.30%	38%
$—	$15.53	(13.67)%	$19.0	0.88%[f]	0.08%[f]	1.00%[f]	37%[k]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund
Investor Class
2/29/2024 (Unaudited)	$38.48	$(0.11)	$6.53	$6.42	$—	$—	$—	$—
8/31/2023	$37.93	$(0.18)	$0.73	$0.55	$—	$—	$—	$—
8/31/2022	$56.71	$(0.28)	$(9.57)	$(9.85)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o]	$44.81	$(0.45)	$12.93	$12.48	$—	$(0.58)	$—	$(0.58)
8/31/2020[o]	$37.83	$(0.30)	$8.82	$8.52	$—	$(1.54)	$—	$(1.54)
8/31/2019[o]	$44.96	$(0.30)	$0.29	$(0.01)	$—	$(7.12)	$—	$(7.12)

Trust Class
2/29/2024 (Unaudited)	$38.27	$(0.15)	$6.48	$6.33	$—	$—	$—	$—
8/31/2023	$37.81	$(0.27)	$0.73	$0.46	$—	$—	$—	$—
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$44.87	$(0.56)	$12.95	$12.39	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$37.94	$(0.34)	$8.82	$8.48	$—	$(1.55)	$—	$(1.55)
8/31/2019[o,r]	$45.14	$(0.34)	$0.30	$(0.04)	$—	$(7.16)	$—	$(7.16)

Advisor Class
2/29/2024 (Unaudited)	$38.14	$(0.18)	$6.45	$6.27	$—	$—	$—	$—
8/31/2023	$37.73	$(0.33)	$0.74	$0.41	$—	$—	$—	$—
8/31/2022	$56.66	$(0.46)	$(9.54)	$(10.00)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$44.93	$(0.64)	$12.95	$12.31	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$38.05	$(0.39)	$8.83	$8.44	$—	$(1.56)	$—	$(1.56)
8/31/2019[o,r]	$45.36	$(0.40)	$0.29	$(0.11)	$—	$(7.20)	$—	$(7.20)

Institutional Class
2/29/2024 (Unaudited)	$38.59	$(0.09)	$6.54	$6.45	$—	$—	$—	$—
8/31/2023	$37.99	$(0.14)	$0.74	$0.60	$—	$—	$—	$—
8/31/2022	$56.73	$(0.24)	$(9.57)	$(9.81)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$44.74	$(0.36)	$12.93	$12.57	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$37.66	$(0.20)	$8.80	$8.60	$—	$(1.52)	$—	$(1.52)
8/31/2019[o,r]	$44.59	$(0.17)	$0.29	$0.12	$—	$(7.05)	$—	$(7.05)

Class A
2/29/2024 (Unaudited)	$38.27	$(0.15)	$6.47	$6.32	$—	$—	$—	$—
8/31/2023	$37.81	$(0.27)	$0.73	$0.46	$—	$—	$—	$—
8/31/2022	$56.68	$(0.39)	$(9.55)	$(9.94)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$44.88	$(0.56)	$12.94	$12.38	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$37.93	$(0.32)	$8.82	$8.50	$—	$(1.55)	$—	$(1.55)
8/31/2019[o,r]	$45.10	$(0.29)	$0.26	$(0.03)	$—	$(7.14)	$—	$(7.14)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$44.90	16.68%[e]	$66.1	1.33%[f]	1.01%[f]	(0.57)%[f]	56%[e]
$—	$38.48	1.45%	$59.7	1.32%	1.01%	(0.49)%	129%
$—	$37.93	(19.94)%	$62.8	1.32%	1.01%	(0.63)%	121%
$—	$56.71	27.95%	$85.7	1.28%	1.07%	(0.85)%	127%
$—	$44.81	23.20%	$72.5	1.41%	1.18%	(0.78)%	128%
$—	$37.83	4.06%	$65.6	1.58%	1.19%	(0.78)%	161%

$—	$44.60	16.54%[e]	$4.0	1.55%[f]	1.25%[f]	(0.81)%[f]	56%[e]
$—	$38.27	1.22%	$3.5	1.50%	1.25%	(0.73)%	129%
$—	$37.81	(20.14)%	$3.9	1.49%	1.25%	(0.87)%	121%
$—	$56.68	27.70%	$5.4	1.47%	1.27%	(1.04)%	127%
$—	$44.87	23.04%	$4.6	1.54%	1.29%	(0.89)%	128%
$—	$37.94	3.99%	$4.6	1.70%	1.29%	(0.89)%	161%

$—	$44.41	16.44%[e]	$2.0	1.77%[f]	1.40%[f]	(0.95)%[f]	56%[e]
$—	$38.14	1.09%	$1.9	1.67%	1.40%	(0.88)%	129%
$—	$37.73	(20.26)%	$2.6	1.64%	1.40%	(1.02)%	121%
$—	$56.66	27.50%	$3.9	1.63%	1.42%	(1.19)%	127%
$—	$44.93	22.86%	$3.2	1.70%	1.44%	(1.04)%	128%
$—	$38.05	3.81%	$2.8	1.87%	1.44%	(1.04)%	161%

$—	$45.04	16.71%[e]	$158.3	1.13%[f]	0.90%[f]	(0.45)%[f]	56%[e]
$—	$38.59	1.58%	$156.2	1.13%	0.90%	(0.38)%	129%
$—	$37.99	(19.86)%	$146.5	1.13%	0.90%	(0.53)%	121%
$—	$56.73	28.18%	$235.8	1.09%	0.90%	(0.68)%	127%
$—	$44.74	23.52%	$158.1	1.18%	0.90%	(0.51)%	128%
$—	$37.66	4.38%	$87.7	1.28%	0.90%	(0.43)%	161%

$—	$44.59	16.51%[e]	$18.9	1.53%[f]	1.26%[f]	(0.82)%[f]	56%[e]
$—	$38.27	1.22%	$16.9	1.53%	1.26%	(0.73)%	129%
$—	$37.81	(20.14)%	$18.2	1.53%	1.26%	(0.88)%	121%
$—	$56.68	27.69%	$26.5	1.49%	1.26%	(1.04)%	127%
$—	$44.88	23.09%	$23.3	1.60%	1.26%	(0.86)%	128%
$—	$37.93	4.01%	$50.1	1.65%	1.26%	(0.76)%	161%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund (cont’d)
Class C
2/29/2024 (Unaudited)	$37.60	$(0.29)	$6.34	$6.05	$—	$—	$—	$—
8/31/2023	$37.43	$(0.54)	$0.71	$0.17	$—	$—	$—	$—
8/31/2022	$56.58	$(0.73)	$(9.49)	$(10.22)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$45.14	$(0.97)	$12.99	$12.02	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$38.45	$(0.62)	$8.90	$8.28	$—	$(1.59)	$—	$(1.59)
8/31/2019[o,r]	$46.16	$(0.63)	$0.27	$(0.36)	$—	$(7.35)	$—	$(7.35)

Class R3
2/29/2024 (Unaudited)	$38.05	$(0.20)	$6.43	$6.23	$—	$—	$—	$—
8/31/2023	$37.68	$(0.36)	$0.73	$0.37	$—	$—	$—	$—
8/31/2022	$56.65	$(0.50)	$(9.54)	$(10.04)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$44.97	$(0.70)	$12.96	$12.26	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$38.10	$(0.43)	$8.86	$8.43	$—	$(1.56)	$—	$(1.56)
8/31/2019[o,r]	$45.45	$(0.43)	$0.29	$(0.14)	$—	$(7.21)	$—	$(7.21)

Class R6
2/29/2024 (Unaudited)	$38.68	$(0.07)	$6.57	$6.50	$—	$—	$—	$—
8/31/2023	$38.04	$(0.10)	$0.74	$0.64	$—	$—	$—	$—
8/31/2022	$56.74	$(0.18)	$(9.59)	$(9.77)	$—	$(8.93)	$(0.00)	$(8.93)
8/31/2021[o,r]	$44.71	$(0.31)	$12.92	$12.61	$—	$(0.58)	$—	$(0.58)
8/31/2020[o,r]	$37.59	$(0.15)	$8.79	$8.64	$—	$(1.52)	$—	$(1.52)
Period from 9/7/2018[j] to 8/31/2019[o,r]	$43.68	$0.06	$0.88	$0.94	$—	$(7.03)	$—	$(7.03)

Sustainable Equity Fund
Investor Class
2/29/2024 (Unaudited)	$40.54	$0.02	$7.15	$7.17	$(0.10)	$(3.81)	$—	$(3.91)
8/31/2023	$38.86	$0.14	$5.05	$5.19	$(0.01)	$(3.50)	$—	$(3.51)
8/31/2022	$49.85	$0.18	$(6.29)	$(6.11)	$(0.34)	$(4.54)	$—	$(4.88)
8/31/2021[o]	$39.44	$0.18	$12.84	$13.02	$(0.26)	$(2.35)	$—	$(2.61)
8/31/2020[o]	$37.08	$0.22	$5.56	$5.78	$(0.25)	$(3.17)	$—	$(3.42)
8/31/2019[o]	$41.86	$0.30	$(1.80)	$(1.50)	$(0.16)	$(3.12)	$—	$(3.28)

Trust Class
2/29/2024 (Unaudited)	$40.52	$(0.02)	$7.16	$7.14	$(0.05)	$(3.81)	$—	$(3.86)
8/31/2023	$38.91	$0.07	$5.04	$5.11	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.90	$0.10	$(6.30)	$(6.20)	$(0.25)	$(4.54)	$—	$(4.79)
8/31/2021[o]	$39.47	$0.10	$12.85	$12.95	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[o]	$37.10	$0.15	$5.58	$5.73	$(0.19)	$(3.17)	$—	$(3.36)
8/31/2019[o]	$41.88	$0.24	$(1.80)	$(1.56)	$(0.10)	$(3.12)	$—	$(3.22)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$43.65	16.09%[e]	$5.0	2.25%[f]	2.01%[f]	(1.57)%[f]	56%[e]
$—	$37.60	0.45%	$4.3	2.24%	2.01%	(1.49)%	129%
$—	$37.43	(20.74)%	$4.2	2.25%	2.01%	(1.64)%	121%
$—	$56.58	26.75%	$6.6	2.21%	2.01%	(1.79)%	127%
$—	$45.14	22.19%	$4.6	2.30%	2.01%	(1.61)%	128%
$—	$38.45	3.20%	$4.2	2.45%	2.01%	(1.60)%	161%

$—	$44.28	16.37%[e]	$8.8	1.76%[f]	1.51%[f]	(1.06)%[f]	56%[e]
$—	$38.05	0.98%	$8.4	1.76%	1.51%	(0.99)%	129%
$—	$37.68	(20.35)%	$5.4	1.77%	1.51%	(1.13)%	121%
$—	$56.65	27.38%	$6.0	1.74%	1.51%	(1.29)%	127%
$—	$44.97	22.80%	$3.7	1.86%	1.51%	(1.11)%	128%
$—	$38.10	3.73%	$2.4	2.01%	1.51%	(1.10)%	161%

$—	$45.18	16.80%[e]	$87.3	1.04%[f]	0.80%[f]	(0.36)%[f]	56%[e]
$—	$38.68	1.68%	$89.0	1.03%	0.80%	(0.27)%	129%
$—	$38.04	(19.78)%	$77.7	1.05%	0.80%	(0.42)%	121%
$—	$56.74	28.29%	$53.1	0.99%	0.80%	(0.58)%	127%
$—	$44.71	23.65%	$37.2	1.08%	0.80%	(0.40)%	128%
$—	$37.59	6.35%[e]	$21.0	1.15%[f]	0.81%[f]	0.15%[f]	161%[k]

$—	$43.80	18.72%[e]	$411.8	0.87%[f]	0.87%[f]	0.10%[f]	8%[e]
$—	$40.54	14.74%	$354.8	0.87%	0.87%	0.36%	20%
$—	$38.86	(13.70)%	$346.2	0.85%	0.85%	0.40%	14%
$—	$49.85	34.45%	$437.8	0.84%	0.84%	0.40%	16%
$—	$39.44	16.12%	$429.6	0.86%	0.86%	0.59%	21%
$—	$37.08	(2.70)%	$446.1	0.86%	0.86%	0.80%	20%

$—	$43.80	18.64%[e]	$125.5	1.05%[f]	1.05%[f]	(0.09)%[f]	8%[e]
$—	$40.52	14.49%	$108.8	1.05%	1.05%	0.18%	20%
$—	$38.91	(13.85)%	$108.5	1.03%	1.03%	0.22%	14%
$—	$49.90	34.21%	$148.7	1.02%	1.02%	0.23%	16%
$—	$39.47	15.95%	$122.9	1.03%	1.03%	0.42%	21%
$—	$37.10	(2.86)%	$161.3	1.03%	1.03%	0.65%	20%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Sustainable Equity Fund (cont’d)
Institutional Class
2/29/2024 (Unaudited)	$40.45	$0.05	$7.15	$7.20	$(0.16)	$(3.81)	$—	$(3.97)
8/31/2023	$38.79	$0.20	$5.04	$5.24	$(0.08)	$(3.50)	$—	$(3.58)
8/31/2022	$49.78	$0.25	$(6.27)	$(6.02)	$(0.43)	$(4.54)	$—	$(4.97)
8/31/2021[o]	$39.40	$0.26	$12.81	$13.07	$(0.34)	$(2.35)	$—	$(2.69)
8/31/2020[o]	$37.02	$0.28	$5.57	$5.85	$(0.30)	$(3.17)	$—	$(3.47)
8/31/2019[o]	$41.84	$0.37	$(1.81)	$(1.44)	$(0.26)	$(3.12)	$—	$(3.38)

Class A
2/29/2024 (Unaudited)	$40.44	$(0.02)	$7.15	$7.13	$(0.06)	$(3.81)	$—	$(3.87)
8/31/2023	$38.84	$0.06	$5.04	$5.10	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.84	$0.09	$(6.28)	$(6.19)	$(0.27)	$(4.54)	$—	$(4.81)
8/31/2021[o]	$39.43	$0.10	$12.83	$12.93	$(0.17)	$(2.35)	$—	$(2.52)
8/31/2020[o]	$37.08	$0.15	$5.57	$5.72	$(0.20)	$(3.17)	$—	$(3.37)
8/31/2019[o]	$41.88	$0.23	$(1.81)	$(1.58)	$(0.10)	$(3.12)	$—	$(3.22)

Class C
2/29/2024 (Unaudited)	$39.30	$(0.17)	$6.92	$6.75	$—	$(3.81)	$—	$(3.81)
8/31/2023	$38.11	$(0.21)	$4.90	$4.69	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.19	$(0.24)	$(6.17)	$(6.41)	$—	$(4.67)	$—	$(4.67)
8/31/2021[o]	$39.07	$(0.23)	$12.70	$12.47	$—	$(2.35)	$—	$(2.35)
8/31/2020[o]	$36.85	$(0.12)	$5.51	$5.39	$—	$(3.17)	$—	$(3.17)
8/31/2019[o]	$41.81	$(0.04)	$(1.80)	$(1.84)	$—	$(3.12)	$—	$(3.12)

Class R3
2/29/2024 (Unaudited)	$40.34	$(0.07)	$7.11	$7.04	$—	$(3.81)	$—	$(3.81)
8/31/2023	$38.84	$(0.03)	$5.03	$5.00	$—	$(3.50)	$—	$(3.50)
8/31/2022	$49.82	$(0.02)	$(6.29)	$(6.31)	$—	$(4.67)	$—	$(4.67)
8/31/2021[o]	$39.41	$(0.01)	$12.84	$12.83	$(0.07)	$(2.35)	$—	$(2.42)
8/31/2020[o]	$37.10	$0.06	$5.56	$5.62	$(0.14)	$(3.17)	$—	$(3.31)
8/31/2019[o]	$41.90	$0.14	$(1.79)	$(1.65)	$(0.03)	$(3.12)	$—	$(3.15)

Class R6
2/29/2024 (Unaudited)	$40.45	$0.07	$7.14	$7.21	$(0.20)	$(3.81)	$—	$(4.01)
8/31/2023	$38.80	$0.24	$5.03	$5.27	$(0.12)	$(3.50)	$—	$(3.62)
8/31/2022	$49.79	$0.29	$(6.27)	$(5.98)	$(0.47)	$(4.54)	$—	$(5.01)
8/31/2021[o]	$39.41	$0.30	$12.82	$13.12	$(0.39)	$(2.35)	$—	$(2.74)
8/31/2020[o]	$37.01	$0.32	$5.58	$5.90	$(0.33)	$(3.17)	$—	$(3.50)
8/31/2019[o]	$41.83	$0.40	$(1.81)	$(1.41)	$(0.29)	$(3.12)	$—	$(3.41)
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$43.68	18.86%[e]	$595.9	0.70%[f]	0.70%[f]	0.26%[f]	8%[e]
$—	$40.45	14.92%	$561.9	0.70%	0.70%	0.53%	20%
$—	$38.79	(13.55)%	$608.2	0.68%	0.68%	0.57%	14%
$—	$49.78	34.68%	$896.3	0.67%	0.67%	0.58%	16%
$—	$39.40	16.35%	$689.9	0.68%	0.68%	0.77%	21%
$—	$37.02	(2.52)%	$768.3	0.68%	0.68%	1.00%	20%

$—	$43.70	18.63%[e]	$166.5	1.06%[f]	1.06%[f]	(0.10)%[f]	8%[e]
$—	$40.44	14.49%	$144.8	1.06%	1.06%	0.17%	20%
$—	$38.84	(13.86)%	$133.1	1.04%	1.04%	0.21%	14%
$—	$49.84	34.17%	$160.6	1.04%	1.04%	0.21%	16%
$—	$39.43	15.94%	$98.0	1.05%	1.05%	0.41%	21%
$—	$37.08	(2.90)%	$95.1	1.05%	1.05%	0.61%	20%

$—	$42.24	18.19%[e]	$36.8	1.81%[f]	1.81%[f]	(0.85)%[f]	8%[e]
$—	$39.30	13.64%	$33.7	1.82%	1.82%	(0.58)%	20%
$—	$38.11	(14.49)%	$36.4	1.79%	1.79%	(0.55)%	14%
$—	$49.19	33.19%	$48.0	1.79%	1.79%	(0.53)%	16%
$—	$39.07	15.06%	$40.4	1.79%	1.79%	(0.34)%	21%
$—	$36.85	(3.62)%	$47.4	1.79%	1.79%	(0.12)%	20%

$—	$43.57	18.45%[e]	$16.8	1.32%[f]	1.32%[f]	(0.36)%[f]	8%[e]
$—	$40.34	14.22%	$16.0	1.32%	1.32%	(0.08)%	20%
$—	$38.84	(14.08)%	$18.6	1.30%	1.30%	(0.05)%	14%
$—	$49.82	33.87%	$23.8	1.29%	1.29%	(0.03)%	16%
$—	$39.41	15.63%	$28.0	1.30%	1.30%	0.16%	21%
$—	$37.10	(3.12)%	$31.8	1.29%	1.29%	0.36%	20%

$—	$43.65	18.89%[e]	$120.5	0.60%[f]	0.60%[f]	0.36%[f]	8%[e]
$—	$40.45	15.03%	$111.1	0.60%	0.60%	0.64%	20%
$—	$38.80	(13.47)%	$174.4	0.58%	0.58%	0.66%	14%
$—	$49.79	34.82%	$264.3	0.57%	0.57%	0.68%	16%
$—	$39.41	16.48%	$233.6	0.58%	0.58%	0.88%	21%
$—	$37.01	(2.44)%	$238.1	0.59%	0.59%	1.08%	20%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions

Class E
Period from 12/6/2023[j] to 2/29/2024 (Unaudited)	$41.86	$0.09	$5.76	$5.85	$(0.24)	$(3.81)	$—	$(4.05)

U.S. Equity Impact Fund
Institutional Class
2/29/2024 (Unaudited)	$10.05	$0.02	$1.06	$1.08	$(0.03)	$—	$—	$(0.03)
8/31/2023	$8.85	$0.04	$1.17	$1.21	$(0.01)	$—	$—	$(0.01)
8/31/2022	$11.35	$0.01	$(2.50)	$(2.49)	$(0.00)	$(0.01)	$—	$(0.01)
Period from 3/23/2021[j] to 8/31/2021	$10.00	$(0.01)	$1.36	$1.35	$—	$—	$—	$—

Class A
2/29/2024 (Unaudited)	$9.97	$0.00	$1.06	$1.06	$(0.01)	$—	$—	$(0.01)
8/31/2023	$8.80	$0.01	$1.17	$1.18	$(0.01)	$—	$—	$(0.01)
8/31/2022	$11.33	$(0.03)	$(2.49)	$(2.52)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[j] to 8/31/2021	$10.00	$(0.02)	$1.35	$1.33	$—	$—	$—	$—

Class C
2/29/2024 (Unaudited)	$9.80	$(0.04)	$1.04	$1.00	$—	$—	$—	$—
8/31/2023	$8.71	$(0.06)	$1.15	$1.09	$—	$—	$—	$—
8/31/2022	$11.29	$(0.10)	$(2.47)	$(2.57)	$—	$(0.01)	$—	$(0.01)
Period from 3/23/2021[j] to 8/31/2021	$10.00	$(0.06)	$1.35	$1.29	$—	$—	$—	$—
See Notes to Financial Highlights

Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[b,c]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[d]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$43.66	15.03%[e]	$24.1	0.55%[f]	0.06%[f]	0.89%[f]	8%[k]

$—	$11.10	10.81%[e]	$12.1	3.20%[f]	0.90%[f]	0.38%[f]	9%[e]
$—	$10.05	13.72%	$10.9	4.43%	0.90%	0.43%	13%
$—	$8.85	(21.95)%	$5.9	5.26%	0.90%	0.13%	28%
$—	$11.35	13.50%[e]	$6.1	6.59%[f,s]	0.90%[f,s]	(0.19)%[f,s]	7%[e]

$—	$11.02	10.64%[e]	$0.2	3.71%[f]	1.26%[f]	0.01%[f]	9%[e]
$—	$9.97	13.36%	$0.2	5.09%	1.26%	0.07%	13%
$—	$8.80	(22.28)%	$0.1	5.77%	1.26%	(0.29)%	28%
$—	$11.33	13.30%[e]	$0.2	9.83%[f,s]	1.26%[f,s]	(0.48)%[f,s]	7%[e]

$—	$10.80	10.20%[e]	$0.0	4.70%[f]	2.01%[f]	(0.73)%[f]	9%[e]
$—	$9.80	12.51%	$0.0	6.25%	2.01%	(0.69)%	13%
$—	$8.71	(22.80)%	$0.0	6.76%	2.01%	(0.99)%	28%
$—	$11.29	12.90%[e]	$0.0	18.90%[f,s]	2.01%[f,s]	(1.30)%[f,s]	7%[e]

Notes to Financial Highlights Equity Funds (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c
Except for the Fund classes listed below, the class action proceeds listed in Note A of the Notes to Financial
Statements, if any, had no impact on the Funds’ total returns for the six months ended  February 29, 2024.
Had the Fund classes listed below not received class action proceeds in 2024, total return on per share NAV for the six months ended February 29, 2024, would have been:

Mid Cap Intrinsic Value Investor Class	9.17%
Mid Cap Intrinsic Value Trust Class	9.01%
Mid Cap Intrinsic Value Institutional Class	9.18%
Mid Cap Intrinsic Value Class A	8.99%
Mid Cap Intrinsic Value Class C	8.62%
Mid Cap Intrinsic Value Class R3	8.88%
Mid Cap Intrinsic Value Class R6	9.22%

Notes to Financial Highlights Equity Funds (Unaudited)  (cont’d)

Except for the Fund classes listed below, the class action proceeds received in 2023, 2022, 2021, and/or
2019, if any, had no impact on the Funds’ total returns for the years ended August 31, 2023, 2022, 2021, and/or 2019. Had the Fund classes listed below not received class action proceeds in 2023, 2022, 2021, and/or 2019, total return based on per share NAV for the years ended August 31, 2023, 2022, 2021 and/or
2019 would have been:

	2023	2022	2021	2019
International Equity Investor Class	—	—	28.10%	—
International Equity Trust Class	—	—	28.02%	—
International Equity Institutional Class	—	—	28.30%	—
International Equity Class A	—	—	27.90%	—
International Equity Class C	—	—	26.92%	—
International Equity Class R6	—	—	28.42%	—
International Select Trust Class	—	—	27.98%	—
International Select Institutional Class	—	—	28.42%	—
International Select Class A	—	—	28.00%	—
International Select Class C	—	—	26.96%	—
International Select Class R3	—	—	27.59%	—
International Select Class R6	—	—	28.43%	—
Large Cap Value Investor Class	—	—	49.98%	6.21%
Large Cap Value Trust Class	—	—	49.69%	6.00%
Large Cap Value Advisor Class	—	—	49.41%	5.86%
Large Cap Value Class A	—	—	49.63%	—
Large Cap Value Class R3	—	—	49.23%	—
Mid Cap Intrinsic Value Investor Class	3.80%	—	—	—
Mid Cap Intrinsic Value Trust Class	3.57%	—	—	—
Mid Cap Intrinsic Value Institutional Class	3.91%	—	—	—
Mid Cap Intrinsic Value Class A	3.56%	—	—	—
Mid Cap Intrinsic Value Class C	2.76%	—	—	—
Mid Cap Intrinsic Value Class R3	3.23%	—	—	—
Mid Cap Intrinsic Value Class R6	4.03%	—	—	—
Multi-Cap Opportunities Institutional Class	12.26%	(15.17)%	36.16%	—
Multi-Cap Opportunities Class A	11.93%	(15.43)%	—	—
Multi-Cap Opportunities Class C	11.17%	(16.11)%	—	—
Multi-Cap Opportunities Class E	13.37%	(16.37)%	—	—
Small Cap Growth Investor Class	—	—	27.90%	3.98%
Small Cap Growth Trust Class	—	—	27.66%	3.90%
Small Cap Growth Advisor Class	—	—	27.46%	3.73%
Small Cap Growth Institutional Class	—	—	28.16%	4.35%
Small Cap Growth Class A	—	—	27.64%	3.98%
Small Cap Growth Class C	—	—	26.71%	3.11%
Small Cap Growth Class R3	—	—	27.36%	3.62%
Small Cap Growth Class R6	—	—	28.25%	—

d	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Notes to Financial Highlights Equity Funds (Unaudited)  (cont’d)
e	Not annualized.
f	Annualized.
g
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Equity (2024) and International Small Cap (2020) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging
Markets Equity and International Small Cap not utilized the line of credit, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2024	2020
Emerging Markets Equity Institutional Class	1.40%	—
Emerging Markets Equity Class A	1.79%	—
Emerging Markets Equity Class C	2.52%	—
Emerging Markets Equity Class R3	2.16%	—
Emerging Markets Equity Class R6	1.26%	—
International Small Cap Institutional Class	—	1.05%
International Small Cap Class A	—	1.41%
International Small Cap Class C	—	2.16%
International Small Cap Class R6	—	0.95%

h
After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended February 29,	Year Ended August 31,
	2024	2023	2022	2021	2020	2019
Emerging Markets Equity Institutional Class	—	—	—	1.21%	1.24%	1.25%
Emerging Markets Equity Class R3	—	—	—	1.90%	—	—
Emerging Markets Equity Class R6	—	—	—	1.10%	1.11%	1.15%
Focus Institutional Class	0.75%	—	—	0.74%	—	—
Focus Class A	—	—	—	1.11%	—	—
Genesis Class R6	—	—	—	—	0.74%	—
Intrinsic Value Institutional Class	—	—	0.96%	0.99%	—	—
Intrinsic Value Class A	—	1.32%	1.33%	—	—	—
Intrinsic Value Class C	—	2.06%	2.07%	2.11%	—	—
Intrinsic Value Class R6	—	—	—	0.89%	—	—
Large Cap Growth Class R3	—	1.35%	1.34%	—	1.31%	—
Large Cap Growth Class R6	—	0.59%	—	—	0.56%	—
Large Cap Value Class R3	—	—	—	—	1.33%	1.33%
Large Cap Value Class R6	—	—	—	—	0.59%	—
Mid Cap Growth Class R3	—	—	—	—	—	1.33%
Mid Cap Intrinsic Value Class R6	—	—	—	—	0.74%	—

i
After the close of business on December 7, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

j	The date investment operations commenced.

Notes to Financial Highlights Equity Funds (Unaudited)  (cont’d)
k
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period ended
February 29, 2024 for Sustainable Equity, for the year ended August 31, 2019, for Intrinsic Value, Large Cap
Value, Mid Cap Intrinsic Value and Small Cap Growth and for the year ended August 31, 2022, for Equity
Income, Genesis, International Equity, Large Cap Value, Multi-Cap Opportunities and Real Estate.

l	Includes tax reclaims. Without these, net investment income per share and the ratio of net investment income to average net assets for the period ended February 29, 2024 would have been:

	Net Investment Income Per Share	Ratio of Net Investment Income to Average Net Assets
International Equity Investor Class	$0.02	0.33%
International Equity Trust Class	$0.01	0.26%
International Equity Institutional Class	$0.03	0.54%
International Equity Class A	$0.01	0.19%
International Equity Class C	$(0.03)	(0.57)%
International Equity Class R6	$0.04	0.65%
International Equity Class E	$0.08	1.34%

m	Had International Equity not received Tax reclaim income in 2024, the total return based on per share NAV for the period ended February 29, 2024 would have been:

Six Months Ended February 29, 2024,
International Equity Investor Class	6.26%
International Equity Trust Class	6.23%
International Equity Institutional Class	6.31%
International Equity Class A	6.12%
International Equity Class C	5.70%
International Equity Class R6	6.35%
International Equity Class E	6.73%

n	Had International Equity not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended August 31, 2020 would have been:

Year Ended August 31, 2020
International Equity Investor Class	15.31%
International Equity Trust Class	15.33%
International Equity Institutional Class	15.66%
International Equity Class A	15.19%
International Equity Class C	14.33%
International Equity Class R6	15.83%

o	This information has been audited by a different independent public accounting firm.
p	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
q
After the close of business on August 16, 2019, Large Cap Value acquired all of the net assets of Neuberger
Berman Value Fund in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $30,333,739 of securities acquired, and there were no sales made following a purchase-of-assets transaction relative to the merger.

Notes to Financial Highlights Equity Funds (Unaudited)  (cont’d)
r
After the close of business on July 23, 2021, the Funds’ applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split.

s	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Directory
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Neuberger Berman Funds
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Shareholder Services 800.877.9700 or 212.476.8800
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For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
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Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreements
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Agreement") with respect to each series (each a "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each Fund and its shareholders; (ii) a comparison of each Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with each Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to each Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with each Fund. In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates.  It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund, and whether the Agreement was in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management agreement separately from those of the other Funds.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.

The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered any impact and inherent limitation on the comparisons due to the number of funds included in the Funds’ Expense Groups and Performance Universes.
With respect to investment performance, the Board considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group.  Where a Fund’s management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s management fee or total expenses.  The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.  The Board also considered the extent to which Management currently waives management fees and/or reimburses any Fund for other Fund-level expenses at different rates for different share classes and the process for monitoring the use of such waivers to guard against any such waiver resulting in any cross-subsidization by one share class of another share class.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other

Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline.
The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.
• Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 3-year periods, and lower for the 5-year period and; (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-year period, the first quintile for the 3-year period, and the third quintile for the 5-year period. The Fund was launched in 2015 and therefore does not have 10-year performance for the period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile, and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.
• Neuberger Berman Emerging Markets Equity Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark,

the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the fifth quintile for the 3- and 5-year periods, and the third quintile for the 10-year period.  The Board discussed with Management the additional portfolio management resource that was added to the Fund in October 2022 and the steps it was taking with respect to the Fund’s performance. The Board also met with the portfolio management team in September 2022. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, actual management fee and total expenses each ranked in the fifth quintile. In addition, the Board discussed Management’s determination to institute a voluntary management fee waiver for the Fund and reduce the Fund’s expense limitations for each class, each effective September 1, 2023.
• Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark utilized since April 2022, the Fund’s performance was higher for the 1- and 3-year periods, and lower for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-year period, the fourth quintile for the 3- and 5-year periods, and the fifth quintile for the 10-year period. In addition, the Board noted that the Fund changed its benchmark index in April 2022 to an index with characteristics that are more representative of the Fund’s investment strategy. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the second quintile, and the actual management fee ranked in the third quartile.
• Neuberger Berman Focus Fund (Investor Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, and 5-year periods and higher for the 10-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 10-year periods, and the fifth quintile for the 3- and 5-year periods.  The Board noted that for the 7-month period ending July 31, 2023, the Fund outperformed its benchmark and ranked in the third quintile of its Morningstar peer category. In addition, the Board met with the portfolio management team in December 2022. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee each ranked in the third quintile and total expenses, inclusive of any 12b-1/non-12b-1 service fees, ranked in the first quintile.
• Neuberger Berman Genesis Fund (Institutional Class)—The Board considered fee and performance data from two sets of peer groups: one with only small-cap growth funds and one with only small-cap core funds.  The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; (2) as compared to its small-cap growth Performance Universe, the Fund’s performance was in the first quintile for the 1- and 3-year periods and the second quintile for the 5- and 10-year periods; and (3) as compared to its small-cap core Performance Universe, the Fund’s performance was in the fifth quintile for the 1-year period, the second quintile for the 3-year period, and the first quintile for the 5- and 10-year periods. The Board took into account that the Fund showed a risk/return ratio that was better than the median of both its small-cap growth and small-cap core Performance Universes for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of those Performance Universes for those same periods.  The Board also took into account information regarding the effect that the composition of the Fund’s peer groups had on the Fund’s performance relative to its peers, noting Management’s belief that the small-cap core peer group provides a more appropriate comparison to the Fund. The Board considered that, as compared to its small-cap growth Expense Group, the Fund’s contractual management fee and actual management fee each ranked in the third quintile and total expenses ranked in the second quintile. The Board considered that, as compared to its small-cap core Expense Group, the Fund’s contractual management fee and actual management fee each ranked in the fourth quintile and total expenses ranked in the second quintile.

• Neuberger Berman International Equity Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-, 3-, and 10-year periods and the third quintile for the 5-year period. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the portfolio management team in June 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the third quintile.
• Neuberger Berman International Select Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1- and 10-year periods and higher for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-, 3-, 5-, and 10-year periods.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the portfolio management team in June 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the first quintile, and the actual management fee net of fees waived by Management ranked in the second quintile.
• Neuberger Berman International Small Cap Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period, the first quintile for the 3-year period, and the second quintile for the 5-year period.  The Fund was launched in 2016 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and the total expenses ranked in the second quintile.
• Neuberger Berman Intrinsic Value Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10 year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-year period and the first quintile for the 3-, 5-, and 10-year periods.  The Board also considered that for the 7-month period ending July 31, 2023, the Fund outperformed its benchmark and it ranked in the third quintile of both its Morningstar and Lipper peer categories. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the portfolio management team in October 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the fourth quintile.
• Neuberger Berman Large Cap Growth Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods and lower for the 10-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-, 3-, and

5-year periods, and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile, and the actual management fee and total expenses each ranked in the first quintile.
• Neuberger Berman Large Cap Value Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods.  The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the first quintile.
• Neuberger Berman Mid Cap Growth Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 5-, and 10-year periods and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee, and total expenses each ranked in the second quintile.   In addition, the Board met with members of the portfolio management team in October 2023.
• Neuberger Berman Mid Cap Intrinsic Value Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 10-year periods and the fifth quintile for the 3- and 5-year periods.  The Board noted the Fund ranked in the third quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2023.  In addition, the Board met with members of the portfolio management team in October 2023.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the third quintile.
• Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1- and 10-year periods, the fourth quintile for the 3-year period, and the third quintile for the 5-year period.  In addition, the Board met with the portfolio management team in December 2022.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the third quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fourth quintile.
• Neuberger Berman Real Estate Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3- 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the second quintile for the 3-year period, and the first quintile for the 5- and 10-year periods. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the portfolio management team in October 2023.

The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee net of fees waived by Management each ranked in the fifth quintile, and total expenses ranked in the third quintile.
• Neuberger Berman Small Cap Growth Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1- and 3-year periods, and the first quintile for the 5- and 10-year periods.  In addition, the Board met with members of the portfolio management team in October 2023.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the second quintile, and total expenses ranked in the first quintile.
• Neuberger Berman Sustainable Equity Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-, 3-, 5-, and 10-year periods.  The Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.  The Board also took into account that as of April 2022, management of the Fund is under a new portfolio manager and changes were made to the Fund’s investment strategy. In addition, the Board met with the portfolio management team in March 2023.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and actual management fee each ranked in the fourth quintile and total expenses ranked in the third quintile.
• Neuberger Berman U.S. Equity Impact Fund (Institutional Class)— The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period. The Board considered that the Fund had limited performance history as it was launched in March 2021. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the first quintile.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management’s capabilities to manage each Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134  04/24

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5.  Audit Committee of Listed Registrants.
(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 6.  Investments.
(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.
Item 11. Reserved.
Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 15.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.
Item 16.  Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19.  Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Equity Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: April 25, 2024

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: April 29, 2024